                                                                  EXHIBIT 10.106

_____________________________________________________________________________


                            Up to U.S. $42,500,000

                               CREDIT AGREEMENT

                        Dated as of September 30, 1997

                                     among

                           RAMSAY HEALTH CARE, INC.,
                                  as Borrower

                  THE LENDERS FROM TIME TO TIME PARTY HERETO,
                                  as Lenders

                     GENERAL ELECTRIC CAPITAL CORPORATION,
                            as Administrative Agent

                                      and

                       GECC CAPITAL MARKETS GROUP, INC.,
                              as Syndication Agent


  ____________________________________________________________________________

                               TABLE OF CONTENTS
                               -----------------


                                   ARTICLE 1
                          AMOUNT AND TERMS OF CREDIT

          SECTION 1.01. Revolving Credit Advances......................   1
                        -------------------------
          SECTION 1.02. Term Loan A....................................   3
                        -----------
          SECTION 1.03. Term Loan B....................................   4
                        -----------
          SECTION 1.04. Payments and Prepayments;
                        -------------------------
                        Termination of Revolving Credit Commitment.....   5
                        ------------------------------------------
          SECTION 1.05. Use of Proceeds................................   7
                        ---------------
          SECTION 1.06. Letters of Credit..............................   7
                        -----------------
          SECTION 1.07. Interest.......................................   7
                        --------
          SECTION 1.08. Borrowing Base.................................   8
                        --------------
          SECTION 1.09. Fees...........................................   8
                        ----
          SECTION 1.10. Receipt of Payments............................   9
                        -------------------
          SECTION 1.11. Funding, Payments; Non-Funding Lenders.........   9
                        --------------------------------------
          SECTION 1.12. Application and Allocation of Payments.........  10
                        --------------------------------------
          SECTION 1.13. Loan Account and Accounting....................  11
                        ---------------------------
          SECTION 1.14. Indemnity......................................  12
                        ---------
          SECTION 1.15. Access.........................................  12
                        ------
          SECTION 1.16. Taxes..........................................  13
                        -----
          SECTION 1.17. Capital Adequacy; Increased Costs; Illegality..  14
                        ---------------------------------------------
          SECTION 1.18. Single Obligation..............................  16
                        -----------------

                                   ARTICLE 2
                             CONDITIONS PRECEDENT
          SECTION 2.01. Conditions to the Initial Loans................  16
                        -------------------------------
          SECTION 2.02. Further Conditions to Each Loan................  18
                        -------------------------------


                                   ARTICLE 3
                        REPRESENTATIONS AND WARRANTIES

          SECTION 3.01. Corporate Existence; Compliance with Law.......  19
                        ----------------------------------------
          SECTION 3.02. Executive Offices; Collateral Locations;
                        ---------------------------------------
                        Corporate or Other Names.......................  19
                        ------------------------
          SECTION 3.03. Corporate Power; Authorization;
                        -------------------------------
                        Enforceable Obligations........................  19
                        -----------------------
          SECTION 3.04. Financial Statements and Projections...........  20
                        ------------------------------------
          SECTION 3.05. Material Adverse Events........................  20
                        -----------------------

          SECTION 3.06. Ownership of Property; Liens...................  20
                        ----------------------------
          SECTION 3.07. Restrictions; No Default; Material Contracts...  20
                        --------------------------------------------
          SECTION 3.08. Labor Matters..................................  21
                        -------------
          SECTION 3.09. Ventures, Subsidiaries and Affiliates;
                        --------------------------------------
                        Outstanding Stock and Indebtedness.............  21
                        ----------------------------------
          SECTION 3.10. Government Regulation..........................  21
                        ---------------------
          SECTION 3.11. Margin Regulations.............................  22
                        ------------------
          SECTION 3.12. Taxes..........................................  22
                        -----
          SECTION 3.13. ERISA..........................................  22
                        -----
          SECTION 3.14. No Litigation..................................  24
                        -------------
          SECTION 3.15. Brokers........................................  24
                        -------
          SECTION 3.16. Patents, Trademarks, Copyrights and Licenses...  24
                        --------------------------------------------
          SECTION 3.17. Full Disclosure................................  24
                        ---------------
          SECTION 3.18. Environmental Matters..........................  25
                        ---------------------
          SECTION 3.19. Insurance Policies.............................  26
                        ------------------
          SECTION 3.20. Deposit and Disbursement Accounts..............  26
                        ---------------------------------
          SECTION 3.21. Solvency.......................................  26
                        --------
          SECTION 3.22. Subordination of Subordinated Indebtedness.....  27
                        ------------------------------------------
          SECTION 3.23. Licenses and Permits...........................  27
                        --------------------
          SECTION 3.24. Compliance with Law............................  27
                        -------------------
          SECTION 3.25. Health Care Professionals......................  28
                        -------------------------
          SECTION 3.26. Management Agreements..........................  28
                        ---------------------
          SECTION 3.27. Patient Referrals, Etc.........................  28
                        ----------------------
          SECTION 3.28. Pending Revocations, Etc.......................  28
                        ------------------------
          SECTION 3.29. Investigations and Audits......................  29
                        -------------------------
          SECTION 3.30. Payment Adjustments............................  29
                        -------------------
          SECTION 3.31. Certain Agreements.............................  29
                        ------------------
          SECTION 3.32. Related Transaction Documents..................  29
                        -----------------------------

                                   ARTICLE 4
                     FINANCIAL STATEMENTS AND INFORMATION

          SECTION 4.01. Reports and Notices............................  30
                        -------------------
          SECTION 4.02. Communication with Accountants.................  30
                        ------------------------------


                                   ARTICLE 5
                             AFFIRMATIVE COVENANTS
          SECTION 5.01. Maintenance of Existence and Conduct of Business 30
                        ------------------------------------------------
          SECTION 5.02. Payment of Charges and Claims..................  31
                        -----------------------------
          SECTION 5.03. Books and Records..............................  31
                        -----------------
          SECTION 5.04. Litigation.....................................  31
                        ----------

          SECTION 5.05. Insurance......................................  31
                        ---------
          SECTION 5.06. Compliance with Laws...........................  32
                        --------------------
          SECTION 5.07. Agreements.....................................  33
                        ----------
          SECTION 5.08. Environmental Matters..........................  33
                        ---------------------
          SECTION 5.09. Certain Obligations Respecting Subsidiaries....  34
                        -------------------------------------------
          SECTION 5.10. Application of Proceeds........................  34
                        -----------------------
          SECTION 5.11. Fiscal Year....................................  34
                        -----------
          SECTION 5.12. Casualty and Condemnation......................  34
                        -------------------------
          SECTION 5.13. Application of Certain Proceeds................  36
                        -------------------------------
          SECTION 5.14. Additional Mortgaged Properties;
                        --------------------------------
                        Additional Credit Parties......................  38
                        -------------------------
          SECTION 5.15. Redemption of Bonds............................  39
                        -------------------
          SECTION 5.16. Permits, Etc...................................  39
                        ------------
          SECTION 5.17. Further Assurances.............................  39
                        ------------------
          SECTION 5.18. Ramsay Common Stock Subscription Agreement.....  40
                        ------------------------------------------

                                   ARTICLE 6
                              NEGATIVE COVENANTS

          SECTION 6.01. Acquisitions...................................  40
                        ------------
          SECTION 6.02. Mergers, Subsidiaries, Intercompany Transfers,
                        ----------------------------------------------
                        Etc. ..........................................  43
                        ----
          SECTION 6.03. Investments....................................  44
                        -----------
          SECTION 6.04. Indebtedness...................................  44
                        ------------
          SECTION 6.05. Affiliate and Employee Loans and Transactions..  45
                        ---------------------------------------------
          SECTION 6.06. Guaranteed Indebtedness........................  46
                        -----------------------
          SECTION 6.07. Liens..........................................  46
                        -----
          SECTION 6.08. Sale of Stock and Assets.......................  46
                        ------------------------
          SECTION 6.09. Material Contracts.............................  47
                        ------------------
          SECTION 6.10. ERISA..........................................  48
                        -----
          SECTION 6.11. Financial Covenants............................  48
                        -------------------
          SECTION 6.12. Hazardous Materials............................  48
                        -------------------
          SECTION 6.13. Sale-Leasebacks................................  48
                        ---------------
          SECTION 6.14. Cancellation of Indebtedness...................  48
                        ----------------------------
          SECTION 6.15. Restricted Payments............................  48
                        -------------------
          SECTION 6.16. No Speculative Transactions....................  49
                        ---------------------------
          SECTION 6.17. Margin Regulations.............................  49
                        ------------------
          SECTION 6.18. Limitation on Negative Pledge Clauses, Etc.....  49
                        ------------------------------------------
          SECTION 6.19. Accounting Changes.............................  50
                        ------------------
          SECTION 6.20. Changes Relating to Subordinated Debt..........  50
                        -------------------------------------
          SECTION 6.21. Leases.........................................  50
                        ------
          SECTION 6.22. Tax Sharing Agreements.........................  50
                        ----------------------

                                   ARTICLE 7
                                     TERM

          SECTION 7.01. Duration.......................................  50
                        --------
          SECTION 7.02. Survival of Obligations........................  51
                        -----------------------


                                   ARTICLE 8
                    EVENTS OF DEFAULT; RIGHTS AND REMEDIES

          SECTION 8.01.  Events of Default.............................  51
                         -----------------
          SECTION 8.02.  Remedies......................................  53
                         --------
          SECTION 8.03.  Waivers by Credit Parties.....................  54
                         -------------------------

                                   ARTICLE 9
                           THE ADMINISTRATIVE AGENT

          SECTION 9.01.  Appointment of the Administrative Agent.......  55
                         ---------------------------------------
          SECTION 9.02.  The Administrative Agent's Reliance, Etc......  56
                         ----------------------------------------
          SECTION 9.03.  GE Capital and Affiliates.....................  56
                         -------------------------
          SECTION 9.04.  Lender Credit Decision........................  57
                         ----------------------
          SECTION 9.05.  Indemnification...............................  57
                         ---------------
          SECTION 9.06.  Successor Administrative Agent................  57
                         ------------------------------
          SECTION 9.07.  Dissemination of Information..................  58
                         ----------------------------
          SECTION 9.08.  Release of Collateral.........................  58
                         ---------------------

                                  ARTICLE 10
                            SUCCESSORS AND ASSIGNS

          SECTION 10.01. Successors and Assigns........................  59
                         ----------------------
          SECTION 10.02. Assignments and Participations................  59
                         ------------------------------


                                  ARTICLE 11
                                 MISCELLANEOUS

          SECTION 11.01. Complete Agreement............................  61
                         ------------------
          SECTION 11.02. Amendments and Waivers........................  61
                         ----------------------
          SECTION 11.03. Fees and Expenses; Certain Taxes..............  63
                         --------------------------------
          SECTION 11.04. No Waiver.....................................  64
                         ---------
          SECTION 11.05. Remedies......................................  64
                         --------
          SECTION 11.06. Severability..................................  65
                         ------------

          SECTION 11.07. Conflict of Terms.............................  65
                         -----------------
          SECTION 11.08. Setoff and Sharing of Payments................  65
                         ------------------------------
          SECTION 11.09. Authorized Signature..........................  66
                         --------------------
          SECTION 11.10. Notices.......................................  66
                         -------
          SECTION 11.11. Section Titles................................  68
                         --------------
          SECTION 11.12. Counterparts..................................  68
                         ------------
          SECTION 11.13. Time of the Essence...........................  68
                         -------------------
          SECTION 11.14. Publicity.....................................  68
                         ---------
          SECTION 11.15. Confidentiality...............................  68
                         ---------------
          SECTION 11.16. GOVERNING LAW................................. 68A
                         -------------
          SECTION 11.17. WAIVER OF JURY TRIAL..........................  69
                         --------------------

                   INDEX OF ANNEXES, SCHEDULES AND EXHIBITS


Annex A        -  Definitions; Rules of Construction
Annex B        -  Letters of Credit
Annex C        -  Interest Rates, Etc.
Annex D        -  Schedule of Closing Documents
Annex E        -  Insurance Requirements
Annex F        -  Financial Statements, Projections and Notices
Annex G        -  Financial Covenants

Schedule 1.01  -  Mortgaged Property
Schedule 3.02  -  Executive Offices; Other Places of Business
                  and Collateral Locations; Trade Names
Schedule 3.04  -  Financial Statements and Projections
Schedule 3.05  -  Contingent Liabilities; Restricted Payments
Schedule 3.06  -  Real Property and Leases
Schedule 3.07  -  Material Contracts
Schedule 3.08  -  Labor Matters
Schedule 3.09  -  Subsidiaries, Joint Ventures and Affiliates; Outstanding
                  Stock; Indebtedness Held by Credit Parties; Inactive Subsidiaries; Material Subsidiaries
Schedule 3.12  -  Tax Matters
Schedule 3.13  -  ERISA Plans
Schedule 3.14  -  Litigation
Schedule 3.16  -  Patents, Trademarks, Copyrights and Licenses
Schedule 3.18  -  Certain Environmental Matters
Schedule 3.20  -  Disbursement and Deposit Accounts
Schedule 3.31  -  Certain Agreements
Schedule 6.03  -  Investments
Schedule 6.05  -  Transactions with Affiliates and Employees
Schedule 6.07  -  Liens
Schedule 11.09 -  Authorized Signatures

Exhibit A      -  Form of Notice of Revolving Credit Advance
Exhibit B      -  Form of Revolving Credit Note
Exhibit C-1    -  Form of Term Loan A Note
Exhibit C-2    -  Form of Term Loan B Note
Exhibit D      -  Form of Assignment Agreement
Exhibit E      -  Form of Mortgage
Exhibit F      -  Form of Security Agreement
Exhibit G      -  Form of Stock Pledge Agreement
Exhibit H      -  Form of Subsidiary Guaranty
Exhibit I      -  Form of Opinion of Borrower's Counsel

                               CREDIT AGREEMENT



     THIS CREDIT AGREEMENT ("Agreement") is entered into as of September 30,
                             ---------
1997, by and among RAMSAY HEALTH CARE, INC., a Delaware corporation ("Borrower"), the lenders from time to time party hereto (the "Lenders"),
  --------                                                     -------
GENERAL ELECTRIC CAPITAL CORPORATION, a corporation organized under the banking laws of the State of New York, as administrative agent (in such capacity, the "Administrative Agent"), and GECC CAPITAL MARKETS GROUP, INC., a Delaware
---------------------
corporation, as syndication agent (the "Syndication Agent").
                                        -----------------

                                 RECITALS
                                 --------

     A. Borrower desires to borrow up to $42,500,000 from Lenders and Lenders are willing to make certain loans and other financial accommodations in favor of Borrower of up to such amount, upon the terms and conditions set forth herein.

     B. Unless otherwise defined herein, capitalized terms used herein shall have the respective meanings ascribed to them in Annex A and, for the purposes
                                                 -------
of this Agreement and the other Loan Documents, the rules of construction set forth in Annex A shall govern. All Annexes, Schedules and Exhibits to this
         -------
Agreement are incorporated into this Agreement and are a part hereof. These Recitals shall be construed as part of this Agreement.

                                 AGREEMENT
                                 ---------

     NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, and intending to be legally bound, the parties hereto agree as follows:


                                   ARTICLE 1
                          AMOUNT AND TERMS OF CREDIT

     SECTION 1.01.  Revolving Credit Advances.
                    -------------------------

          (a) Upon and subject to the terms and conditions hereof, each Revolving Lender severally agrees to make available to Borrower, from time to time until the Revolving Credit Commitment Termination Date, its Pro Rata Share of revolving credit advances (each, a "Revolving Credit Advance") in an
                                       ------------------------
aggregate principal amount at any time outstanding up to but not exceeding the Borrowing Availability. The Pro Rata Share of the Revolving Credit Loan of any Revolving Lender, as set forth opposite such Revolving Lender's name on the signature pages hereto, shall not at any time exceed its Pro Rata Share of the Revolving Credit Commitments, as from time to time in effect pursuant to Section
                                                                         -------
1.01(g) below.  No Revolving Lender shall be responsible for the failure of any
-------
other Revolving Lender to fund its Pro Rata Share of any Revolving Credit Advance to be made on any funding date. Each Revolving Credit Advance shall be in an aggregate amount of $500,000 or an integral multiple of $100,000 in excess thereof, in the case of an Index Rate Loan, and in an aggregate amount of $1,000,000 or an integral multiple of $250,000 in excess thereof, in the case of a LIBOR Rate Loan. Until the Revolving Credit Commitment Termination Date, Borrower may from time to time borrow, repay and reborrow Revolving Credit Advances under this Section 1.01.
                                              ------------

          (b) Each notice of a borrowing of a Revolving Credit Advance shall be given in writing (by telecopy, hand delivery, or U.S. mail) by a Responsible Financial Officer of Borrower to the Administrative Agent in the manner provided in a written notice requesting such Revolving Credit Advance (a "Notice of
                                                                 ---------
Revolving Credit Advance") given no later than 2:00 P.M. (New York time) on the
------------------------
date which is one Business Day prior to the proposed Revolving Credit Advance in the case of an Index Rate Loan, or 11:00 A.M. (New York time) on the date which is three (3) Business Days prior to the proposed Revolving Credit Advance in the case of a LIBOR Rate Loan. Each such Notice of Revolving Credit Advance shall be substantially in the form of Exhibit A hereto, specifying therein the
                                ---------
requested (i) date of such Revolving Credit Advance, (ii) amount of such Revolving Credit Advance, (iii) Disbursement Account into which such Revolving Credit Advance shall be made, (iv) amount of each Index Rate Loan and LIBOR Rate Loan included in such Revolving Credit Advance, (v) in the case of a Revolving Credit Advance including one or more LIBOR Rate Loans, the initial LIBOR Period for each such LIBOR Rate Loan, and (vi) such other information as may reasonably be requested by the Administrative Agent. The Administrative Agent and each Revolving Lender shall be entitled to rely upon and shall be fully protected under this Agreement in relying upon any Notice of Revolving Credit Advance believed by the Administrative Agent to be genuine and to assume that the persons executing and delivering the same were duly authorized unless the responsible individual acting thereon for the Administrative Agent shall have actual knowledge to the contrary.

          (c) The Administrative Agent shall, promptly upon receipt of any Notice of Revolving Credit Advance, forward a copy of such request to each of the Revolving Lenders. Each Revolving Lender shall make available to the Administrative Agent, for the account of such Revolving Lender's Applicable Lending Office, the amount of such Revolving Lender's Pro Rata Share of each Revolving Credit Advance by wire transfer to the Payment Account, in same day funds, not later than 11:00 A.M. (New York time) on the requested funding date. After receipt of such wire transfers (or, in the Administrative Agent's sole discretion, before receipt of such wire transfers), subject to the terms hereof, the Administrative Agent shall make the requested Revolving Credit Advance to Borrower. All payments by each Revolving Lender shall be made without setoff, counterclaim or deduction of any kind.

          (d) Each Notice of Revolving Credit Advance shall be irrevocable and binding on Borrower. In the case of any Revolving Credit Advance which the related Notice of Revolving Credit Advance specifies is to include one or more LIBOR Rate Loans, Borrower shall indemnify each Revolving Lender against any loss, cost or expense incurred by such Revolving Lender as a result of any failure of Borrower to borrow such Revolving Credit Advance on the date specified in such Notice of Revolving Credit Advance (including, without limitation, as a result of Borrower's failure to satisfy the applicable conditions set forth in Article 2), as provided in paragraph 5 of Annex C.
                           -------

          (e) The Pro Rata Share of the Revolving Credit Advances made by each Revolving Lender shall be evidenced by a promissory note of Borrower substantially in the form of Exhibit B hereto, dated the date hereof, payable to
                             ---------
such Revolving Lender in a principal amount equal to the amount of the Revolving Credit Commitment of such Revolving Lender (based on the maximum amount of the Revolving Credit Commitments that would be in effect on the Revolving Credit Commitment Adjustment Date) and otherwise duly completed. The date and amount of the Pro Rata Share of each Revolving Credit Advance made by each Revolving Lender and each payment of principal with respect thereto shall be recorded on the books and records of the Administrative Agent, which books and records shall constitute prima facie evidence of the accuracy of the information therein
           ----- -----
recorded.

          (f) Borrower shall furnish to the Administrative Agent a Borrowing Base Certificate substantially in the form of Exhibit A to Annex F hereto, as
                                                           -------
and when required by Annex F hereto, completed and signed by a Responsible
                     -------
Financial Officer of Borrower, which sets forth a calculation of the Borrowing Base as of the date set forth therein. Promptly after receipt thereof, the Administrative Agent shall furnish a copy to each Revolving Lender. Borrower agrees that in making any Revolving Credit Advance hereunder, each Revolving Lender shall be entitled to rely upon the most recent Borrowing Base Certificate delivered to it by the Administrative Agent. Borrower further agrees that if Borrower shall have failed to deliver a Borrowing Base Certificate to the Administrative Agent within the specified period, the Revolving Lenders shall be under no obligation to make any further Revolving Credit Advances (or incur any additional Letter of Credit Obligations) until such time as such Borrowing Base Certificate is delivered to the Administrative Agent.

          (g) On the Closing Date, and at all times thereafter (subject to the next succeeding sentence), the Revolving Credit Commitments shall be equal to $16,000,000. Notwithstanding the foregoing, the Revolving Credit Commitments shall increase to $20,000,000 on the Revolving Credit Commitment Adjustment Date.

     SECTION 1.02.  Term Loan A.
                    -----------

          (a) Upon and subject to the terms and conditions hereof, each Term Loan A Lender severally agrees to make available to Borrower, in a single funding on the Closing Date, a term loan in the principal amount designated "Term Loan A" and set forth opposite such Term Loan A Lender's name on the signature pages hereto (all such term loans, in the aggregate principal amount of $12,500,000, collectively, "Term Loan A"). Term Loan A shall be evidenced by
                               -----------
a promissory note of Borrower substantially in the form of Exhibit C-1 attached
                                                           -----------
hereto, dated the date hereof, payable to each Term Loan A Lender in the principal amount of the Pro Rata Share of Term Loan A made by it pursuant to this Section 1.02, and otherwise duly completed.
     ------------

          (b) Subject to earlier prepayment pursuant to Section 1.04 hereof, the
                                                        ------------
aggregate principal amount of Term Loan A shall be payable in seventeen (17) quarterly installments, the first two of which shall be in the amount of $437,500 each, the third through sixth of which shall be in the amount of $537,500 each, the seventh through tenth of which shall be in the amount of $681,250 each, the eleventh through fourteenth of which shall be in the amount of $812,500 each and the fifteenth through seventeenth of which shall be in the amount of $875,000 each, on the first day of each January, April, July and October hereafter, commencing July 1, 1998 and continuing through and including July 1, 2002, and in an eighteenth and final installment in an aggregate amount equal to the remaining principal balance thereof on the fifth anniversary of the Closing Date.

          (c) No Term Loan A Lender shall be responsible for the failure of any other Term Loan A Lender to fund the Pro Rata Share of Term Loan A to be made by such other Term Loan A Lender on the Closing Date.

     SECTION 1.03.  Term Loan B.
                    -----------

          (a) Upon and subject to the terms and conditions hereof, each Term Loan B Lender severally agrees to make available to Borrower, in a single funding on the Closing Date, a term loan in the principal amount designated "Term Loan B" and set forth opposite such Term Loan B Lender's name on the signature pages hereto (all such term loans, in the aggregate principal amount of $10,000,000, collectively, "Term Loan B"). Term Loan B shall be evidenced by
                               -----------
a promissory note of Borrower substantially in the form of Exhibit C-2 attached
                                                           -----------
hereto, dated the date hereof, payable to each Term Loan B Lender in the principal amount of the Pro Rata Share of Term Loan B made by it pursuant to this Section 1.03, and otherwise duly completed.
     ------------

          (b) Subject to earlier prepayment pursuant to Section 1.04 hereof, the
                                                        ------------
aggregate principal amount of Term Loan B shall be payable in twenty-seven (27) quarterly installments, the first twenty of which shall be in the amount of $62,500 each, the twenty-first through twenty-fourth of which shall be in the amount of $1,062,500 each and the twenty-fifth through twenty-seventh of which shall be in the amount of $1,125,000 each, on the first day of each January, April, July and October hereafter, commencing January 1, 1998 and continuing through and including July 1, 2004 and in a twenty-eighth and final installment in an aggregate amount equal to the remaining principal balance thereof on the seventh anniversary of the Closing Date.

          (c) No Term Loan B Lender shall be responsible for the failure of any other Term Loan B Lender to fund the Pro Rata Share of Term Loan B to be made by such other Term Loan B Lender on the Closing Date.

     SECTION 1.04.  Payments and Prepayments; Termination of Revolving Credit
                    ---------------------------------------------------------
Commitment.
----------

          (a) Borrower hereby promises to pay to the Administrative Agent in immediately available funds, for the ratable benefit of each Lender, the entire outstanding principal amount of the Revolving Credit Loan, Term Loan A and Term Loan B, and the Revolving Credit Loan, Term Loan A and Term Loan B shall mature, on the Revolving Credit Commitment Termination Date.

          (b) In the event that the outstanding balance of the Revolving Credit Loan shall at any time exceed the Borrowing Availability, Borrower shall immediately repay the Revolving Credit Loan in the amount of such excess. If any such excess remains after repayment in full of the Revolving Credit Loan, Borrower shall provide cash collateral for the Letter of Credit Obligations in the manner specified in Annex B to the extent required to eliminate such excess.
                        -------

          (c) Borrower shall have the right, at any time, upon thirty (30) days' prior written notice to the Administrative Agent, to terminate or ratably reduce the Revolving Credit Commitments, in whole or in part, without premium or penalty; provided, however, that (i) each such reduction of the Revolving Credit
         --------  -------
Commitments shall be in integral multiples of $1,000,000, and (ii) the Revolving Credit Commitments may not be reduced to less than $10,000,000 unless terminated in full. Upon any such termination of the Revolving Credit Commitments, Borrower's right to receive Revolving Credit Advances and the benefit of Letter of Credit Obligations shall simultaneously terminate and Borrower's obligation to pay the Non-Use Fee shall terminate, and notwithstanding anything to the contrary contained herein or in the Notes the entire outstanding balance of the Revolving Credit Loan, Term Loan A and Term Loan B shall be immediately due and payable. On the date of any such termination, Borrower shall pay to the Administrative Agent, for the ratable benefit of each Lender, in immediately available funds, all of the Obligations, together with any accrued and unpaid interest and any LIBOR funding breakage costs payable in accordance with Annex
                                                                         -----
C, and make arrangements in accordance with the terms and conditions of Annex B
                                                                        -------
with respect to any outstanding Letter of Credit Obligations.

          (d) Borrower shall have the right, at any time, to prepay voluntarily all or a ratable portion of Term Loan A and Term Loan B, without premium or penalty, together with accrued interest to the date of such prepayment on the principal amount prepaid; provided, however, that (i) each such prepayment shall
                          --------  -------
be made only upon written notice thereof to the Administrative Agent, received by the Administrative Agent at least five (5) calendar days prior to such prepayment, in the case of a partial prepayment, and at least ten (10) Business Days prior to such prepayment, in the case of a prepayment in full, (ii) each such prepayment shall be of both, and not either, Term Loan A and Term Loan B, and (iii) each such partial prepayment of the Term Loans shall be in an aggregate principal amount of $1,000,000 or an integral multiple of $100,000 in excess thereof.

          (e) If the unpaid principal balance of the Revolving Credit Loan should at any time exceed the Borrowing Availability, the excess balance shall nevertheless constitute Obligations that are secured by the Collateral and entitled to all of the benefits hereof and of the Loan Documents and shall be evidenced by the Revolving Credit Note.

          (f) In addition to the regularly scheduled payments of principal on the Term Loans and any other prepayments provided for herein, Borrower shall make the following prepayments of the outstanding principal amount of the Loans as follows:

               (i) Promptly upon receipt by any Credit Party of any cash proceeds of insurance or condemnation pursuant to Section 5.12 hereof, or
                                                       ------------
     of any asset disposition permitted by paragraphs (a)-(d) of Section 6.08
                                                                 ------------
     hereof, and in each case to the extent and within the time periods provided by Section 5.13 hereof, Borrower shall prepay the Loans in an amount equal
        ------------
     to the Net Cash Proceeds thereof;

               (ii) If Borrower issues any Stock for cash (other than Stock issued (x) upon the exercise of warrants issued and outstanding on the Closing Date or upon the exercise of warrants issued under the Summa Merger Agreement, (y) upon the exercise of stock options issued under any employee stock option plan of Borrower or (z) under Borrower's 1993 Employee Stock Purchase Plan), no later than the Business Day following the date of receipt of the proceeds thereof, Borrower shall prepay the Loans in an amount equal to 50% of the Net Cash Proceeds of the issuance of any such Stock;

               (iii) If Borrower issues any debt securities for cash or otherwise incurs any Indebtedness (other than (i) the Senior Subordinated Notes or other Subordinated Indebtedness permitted by Section 6.04(l)
                                                           ---------------
     hereof, to the extent the proceeds thereof are applied to the repayment in full of the Bridge Notes, (ii) Subordinated Indebtedness permitted by
     Section 6.04(m) hereof, to the extent the proceeds thereof are applied to
     ---------------
     the repayment in full of the Subordinated Indebtedness being refinanced thereby, and (iii) other Indebtedness specifically permitted by Section
                                                                     -------
     6.04 hereof), no later than the Business Day following the date of receipt
     ----
     of the proceeds thereof, Borrower shall prepay the Loans in an amount equal to 100% of the Net Cash Proceeds of the issuance of any such debt securities or incurrence of Indebtedness; and

               (iv) Until the Termination Date, Borrower shall prepay the Loans on the earlier of the date which is ten (10) days after (A) the date on which Borrower's annual audited Financial Statements for the immediately preceding Fiscal Year are delivered pursuant to Annex F or (B) the date on
                                                     -------
     which such annual audited Financial Statements were required to be delivered pursuant to Annex F, in an amount equal to fifty percent (50%) of
                           -------
     Excess Cash Flow for the immediately preceding Fiscal Year. Each such prepayment shall be accompanied by a Compliance Certificate signed by a Responsible Financial Officer of Borrower certifying the manner in which Excess Cash Flow and the resulting prepayment were calculated.

          (g) All payments and prepayments made pursuant to this Section 1.04
                                                                 ------------
shall be applied as follows:

               (i) All prepayments made pursuant to paragraph (f) of this
     Section 1.04 shall be applied first against the Term Loans until paid in
     ------------                  -----
     full; second against the outstanding principal amount, if any, of the
           ------
     Revolving Credit Loan, until paid in full; and third, to the Cash
                                                    -----
     Collateral Account in accordance with the provisions of Annex B until all
                                                             -------
     Letter of Credit Obligations then outstanding are fully collateralized on the basis set forth therein. Concurrently with any prepayment pursuant to items second or third above, the Revolving Credit Commitments shall
           ------    -----
     automatically reduce by an amount equal to the amount of such prepayment until the Revolving Credit Commitments are reduced to zero.

               (ii) All prepayments of Term Loans pursuant to paragraphs (d) or
     (f) of this Section 1.04 shall be applied ratably, as between Term Loan A
                 ------------
     and Term Loan B, in proportion to the respective outstanding principal amounts of Term Loan A and Term Loan B as of the date of such prepayment, and shall be applied to the respective installments of each thereof in the inverse orders of the respective maturities thereof.

               (iii)  All payments and prepayments of Loans pursuant to this
     Section 1.04 shall be applied, first, to Index Rate Loans or to LIBOR Rate
     ------------
     Loans having a LIBOR Period ending on the date of such payment or prepayment until all such Index Rate Loans and all such LIBOR Rate Loans are paid in full and, second, to other LIBOR Rate Loans. In the case of a prepayment of a LIBOR Rate Loan on any day other than the last day of the LIBOR Period in respect thereof, Borrower shall be obligated to reimburse the Lenders in respect of any loss, cost or expense incurred by reason thereof as provided by paragraph 5 of Annex C.
                                           -------

     SECTION 1.05.  Use of Proceeds.  Borrower shall use the proceeds of the
                   ---------------
Revolving Credit Loan, Term Loan A and Term Loan B (i) to effect the Refinancing, (ii) for the payment of costs and expenses of the transactions contemplated by this Agreement and the Related Transactions that are payable by Borrower, and (iii) for Borrower's working capital and other corporate purposes not prohibited by the terms of this Agreement and the other Loan Documents.

     SECTION 1.06. Letters of Credit.  Subject to the terms and conditions of
                   -----------------
this Agreement, Borrower shall have the right to request the issuance of Letters of Credit, and the Revolving Lenders agree to incur Letter of Credit Obligations, in accordance with the terms and conditions set forth in Annex B.
                                                                      -------

     SECTION 1.07. Interest.  Borrower shall pay interest on the Revolving
                   --------
Credit Loan, Term Loan A and Term Loan B to the Administrative Agent for the ratable benefit of each Lender: (i) in arrears for the preceding Fiscal Quarter, on each Interest Payment Date hereafter, commencing January 1, 1998; (ii) on the Revolving Credit Commitment Termination Date; and (iii) if any interest accrues or remains payable after the Revolving Credit Commitment Termination Date, upon demand. If any interest or other payment under this Agreement becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension. Interest shall accrue and be payable on the Revolving Credit Loan, Term Loan A and Term Loan B at the rate or rates, and upon the terms and conditions, set forth in Annex C. Each determination by the Administrative
                         -------
Agent of an interest rate hereunder shall be conclusive and binding for all purposes, absent manifest error or bad faith.

     SECTION 1.08.  Borrowing Base.  Based on the most recent Borrowing Base
                    --------------
Certificate delivered by Borrower to the Administrative Agent and on other information available to the Administrative Agent, the Administrative Agent shall in its reasonable credit judgment determine the amount of Reserves, if any, in addition to those set forth in the Borrowing Base Certificate, for purposes of determining the amounts, if any, to be advanced to Borrower under the Revolving Credit Loan.

     SECTION 1.09.  Fees .
                    ----

          (a) Borrower shall pay to GE Capital, individually or in its capacity as Administrative Agent, the Fees specified in the GE Capital Fee Letter, at the times specified for payment therein.

          (b) Additionally, as compensation for the Revolving Lenders' making the Revolving Credit Loan and the Letters of Credit available to Borrower, Borrower agrees to pay to the Administrative Agent, for the ratable benefit of the Revolving Lenders, in arrears, on each Interest Payment Date, the following fees:

               (i) An unused facility fee (the "Non-Use Fee"), equal to one-half
                                                -----------
     of one percent (1/2 of 1%) per annum on the average unused daily balance of the Revolving Credit Commitments; and

               (ii) A letter of credit fee (the "Letter of Credit Fee") at a
                                                 --------------------
     rate per annum equal to the Applicable Revolver LIBOR Margin (determined on the basis set forth in paragraph 1 of Annex C including, without
                                           -------
     limitation, the provisions thereof with respect to the Default Rate), as from time to time in effect, on the average outstanding Letter of Credit Obligations.

          (c) All Fees payable pursuant to paragraph (b) above shall be payable in arrears for the preceding Fiscal Quarter, on each Interest Payment Date hereafter, commencing January 1, 1998. All computations of Fees calculated on a per annum basis shall be made by the Administrative Agent on the basis of a three hundred and sixty (360) day year, in each case for the actual number of days occurring in the period for which such Fees are payable.

     SECTION 1.10.  Receipt of Payments.  Borrower shall make each payment
                    -------------------
under this Agreement not later than 12:00 Noon (New York time) on the day when due in Dollars in immediately available funds to the Payment Account. For purposes of determining Borrowing Availability and computing interest and Fees hereunder, all payments shall be deemed received by the Administrative Agent on the day of receipt of immediately available funds therefor in the Payment Account prior to 12:00 Noon (New York time). Payments received after 12:00 Noon (New York time) on any Business Day shall be deemed to have been received on the following Business Day.

     SECTION 1.11.  Funding, Payments; Non-Funding Lenders.
                    --------------------------------------

          (a) Availability of each Lender's Pro Rata Share.  Term Loan A, Term
              --------------------------------------------
Loan B and the initial Revolving Credit Advance made on the Closing Date shall be funded by the Administrative Agent only upon receipt by the Administrative Agent of the Pro Rata Share of each such Loan to be funded by each of the Lenders. Subject to the fulfillment of the conditions set forth in Article 2,
                                                                    ---------
each Lender shall, before 11:00 A.M. (New York time) on the Closing Date, make available to the Administrative Agent, for the account of such Lender's Applicable Lending Office, the amount of such Lender's Pro Rata Share of the initial Revolving Credit Advance, Term Loan A and Term Loan B, as the case may be, by wire transfer to the Administrative Agent's Payment Account, in same day funds. The Administrative Agent may assume that each Revolving Lender will make its Pro Rata Share of each Revolving Credit Advance available to the Administrative Agent on each funding date subsequent to the Closing Date. If such Pro Rata Share is not, in fact, paid to the Administrative Agent by such Revolving Lender when due, the Administrative Agent will be entitled to recover such amount on demand from such Revolving Lender without set-off, counterclaim or deduction of any kind. If such Revolving Lender fails to pay the amount of its Pro Rata Share forthwith upon the Administrative Agent's demand, the Administrative Agent shall promptly notify Borrower and Borrower shall immediately repay such amount to the Administrative Agent. Nothing in this
Section 1.11(a) or elsewhere in this Agreement or the other Loan Documents shall
---------------
be deemed to require the Administrative Agent to advance funds on behalf of any Revolving Lender or to relieve any Revolving Lender from its obligation to fulfill its Revolving Credit Commitment hereunder or to prejudice any rights that Borrower may have against any Revolving Lender as a result of any default by such Revolving Lender hereunder. To the extent that the Administrative Agent advances funds to Borrower on behalf of any Revolving Lender and is not reimbursed therefor on the same Business Day as such Revolving Credit Advance is made, the Administrative Agent shall be entitled to retain for its account all interest accrued on that Revolving Lender's portion of such Revolving Credit Advance until reimbursed by the applicable Revolving Lender.

          (b) Payments.  Upon the receipt of any payment from Borrower with
              --------
respect to any Obligation, the Administrative Agent will advise each Lender by telephone or telecopy of the amount of such Lender's Pro Rata Share of principal, interest and Fees paid for the benefit of Lenders with respect to each applicable Loan. Provided that such Lender has made all payments required to be made by it under this Agreement and the other Loan Documents as of such date, the

Administrative Agent will pay to each Lender such Lender's Pro Rata Share of principal, interest and Fees paid by Borrower for the benefit of that Lender on the Loans held by it. Such payments shall be made by wire transfer to such Lender's account (as specified by such Lender to the Administrative Agent) promptly following receipt thereof by the Administrative Agent.

          (c) Return of Payments.  If the Administrative Agent pays an amount to
              ------------------
a Lender under this Agreement in the belief or expectation that a related payment has been or will be received by the Administrative Agent from Borrower and such related payment is not received by the Administrative Agent, then the Administrative Agent will be entitled to recover such amount from such Lender on demand, without set-off, counterclaim or deduction of any kind. If the Administrative Agent determines at any time that any amount received by the Administrative Agent under this Agreement must be returned to Borrower or paid to any other Person pursuant to any insolvency law or otherwise, then, notwithstanding any other term or condition of this Agreement or any other Loan Document, the Administrative Agent will not be required to distribute any portion thereof to any Lender. In addition, each Lender will repay to the Administrative Agent on demand any portion of such amount that the Administrative Agent has distributed to such Lender, together with interest at such rate, if any, as the Administrative Agent is required to pay to Borrower or such other Person, without set-off, counterclaim or deduction of any kind.

          (d) Non-Funding Lenders.  The failure of any Revolving Lender (such
              -------------------
Lender, a "Non-Funding Lender") to make its Pro Rata Share of any Revolving
           ------------------
Credit Advance on the date specified therefor shall not relieve any other Revolving Lender (each such other Revolving Lender, an "Other Lender") of its
                                                        ------------
obligation to make its Pro Rata Share of such Revolving Credit Advance, but neither any Other Lender nor the Administrative Agent shall be responsible for the failure of any Non-Funding Lender to make its Pro Rata Share of any Revolving Credit Advance to be made on any funding date, and no Non-Funding Lender shall have any obligation to the Administrative Agent or any Other Lender for the failure by such Non-Funding Lender. Notwithstanding anything set forth herein to the contrary, a Non-Funding Lender shall not have any voting or consent rights under or with respect to any Loan Document or constitute a "Lender" (or be included in the calculation of "Required Lenders" or "Required Revolving Lenders" hereunder) for any voting or consent rights under or with respect to any Loan Document.

     SECTION 1.12.  Application and Allocation of Payments.
                    --------------------------------------

          (a) So long as no Default or Event of Default shall have occurred and be continuing, (i) payments matching specific scheduled payments then due shall be applied to those scheduled payments; (ii) voluntary prepayments shall be applied as determined by Borrower, subject to the provisions of Section 1.04(d)
                                                                ---------------
and (g); and (iii) mandatory prepayments shall be applied as set forth in
    ---
Section 1.04(g).  As to each other payment, and as to all payments made when a
---------------
Default or Event or Default shall have occurred and be continuing or following the Revolving Credit Commitment Termination Date, Borrower hereby irrevocably waives the right to direct the application of any and all payments received from or on behalf of Borrower (including any proceeds of Collateral), and Borrower and each Lender hereby irrevocably agree that the Administrative Agent shall have the continuing exclusive right to apply any and all such payments against the Obligations in the following order: First, to the payment of any
                                                -----
"Administrative Agent's Fee" or other fees then due and payable to the Administrative Agent, in its capacity as such, under the GE Capital Fee Letter; Second, to the payment of all expenses incurred by the Administrative Agent in
------
connection with the exercise, protection and enforcement (whether through negotiations, legal proceedings or otherwise) of this Agreement, the Notes, the Subsidiary Guaranty, or any of the other Loan Documents; Third, to the payment
                                                         -----
of interest and Fees owed to each Lender, ratably among all of the Lenders in accordance with the aggregate amount of interest and Fees then owed to each of them; Fourth, to the payment of the principal amount of the Notes and the Letter
      ------
of Credit Obligations then due and payable and for deposit to the Cash Collateral Account in accordance with Annex B with respect to Letter of Credit
                                      -------
Obligations not then due and payable, ratably among all of the Lenders in accordance with the aggregate amount of Loans and Letter of Credit Obligations then outstanding; Fifth, to the payment of all expenses then due and payable to
                  -----
the Lenders under Section 11.03 hereof (other than expenses payable under item
                  -------------
Second above), ratably among each of them in accordance with the aggregate amount of such amounts then owed to each of them; and Sixth, to the payment of
                                                      -----
all other Obligations of Borrower or any other Credit Party hereunder, including any such Obligations of Borrower to any Indemnified Party entitled to indemnification under Section 1.14 hereof, ratably among all of the Indemnified
                      ------------
Parties in accordance with the aggregate amount then owed to each of them.

          (b) The Administrative Agent is authorized to, and at its option may, charge to the Revolving Credit Loan balance on behalf of Borrower and cause to be paid all Fees, expenses, Charges, costs (including insurance premiums in accordance with Section 5.05), principal, interest, or other Obligations then
                ------------
due and payable by Borrower under this Agreement or any of the Loan Documents, if and to the extent that Borrower fails promptly to pay any such amounts as and when due, even if the making of such Revolving Credit Advance causes the outstanding balance of the Revolving Credit Loan to exceed the Borrowing Availability, in which case the terms of Sections 1.04(b) and (e) shall apply.
                                         ----------------     ---

     SECTION 1.13.  Loan Account and Accounting.  The Administrative Agent
                    ---------------------------
shall maintain a loan account (the "Loan Account") on its books to record: (a)
                                    ------------
all Revolving Credit Advances and Letter of Credit Obligations, (b) the Term Loans, (c) all payments made by Borrower, and (d) all other debits and credits as provided in this Agreement with respect to the Loans or any other Obligations. All entries in the Loan Account shall be made in accordance with the Administrative Agent's customary accounting practices as in effect from time to time. The balance in the Loan Account, as recorded on the Administrative Agent's most recent printout or other written statement, shall be presumptive evidence of the amounts due and owing to the Administrative Agent and Lenders by Borrower; provided that any failure to so record or any error in so recording
          --------
shall not limit or otherwise affect Borrower's duty to pay the Obligations. The Administrative Agent will provide a monthly accounting of transactions under the Revolving Credit Loan, Term Loan A and Term Loan B to Borrower and each Lender. Each and every such accounting shall (absent manifest error) be deemed final, binding and conclusive upon Borrower in all respects as to all matters reflected therein, unless Borrower, within thirty (30) days after the date any such accounting is rendered, shall notify the Administrative Agent in writing of any objection which Borrower may have to any such accounting, describing the basis for such objection with reasonable specificity. In that event, only those items (the "disputed items") expressly objected to in such notice shall be deemed to
      --------------
be disputed by Borrower. The Administrative Agent's determination, based upon the facts available, of any disputed item shall (absent manifest error) be final, binding and conclusive on Borrower.

     SECTION 1.14.  Indemnity.
                    ---------

          (a) Irrespective of whether any Loan is ever made hereunder or any Letter of Credit ever issued hereunder, Borrower and each other Credit Party shall indemnify and hold the Administrative Agent, the Syndication Agent, each Lender, each Letter of Credit Issuer, their respective Affiliates, and their respective officers, directors, employees, attorneys and agents (each, an "Indemnified Person"), harmless from and against any and all suits, actions,
-------------------
costs, fines, deficiencies, penalties, proceedings, claims, damages, losses, liabilities and expenses (including reasonable attorneys' fees and disbursements and other costs of investigations or defense, including those incurred upon any appeal) (each, a "Claim") which may be instituted or asserted against or
                  -----
incurred by such Indemnified Person as the result of credit having been extended under this Agreement or any other Loan Document or otherwise arising in connection with the transactions contemplated hereunder and thereunder, including any and all Environmental Liabilities and regardless of whether the Indemnified Person is a party to such Claim; provided, that Borrower shall not
                                             --------
be liable for any indemnification to such Indemnified Person with respect to any portion of any such Claim which results solely from such Indemnified Person's gross negligence, willful misconduct or breach of this Agreement as determined by a final judgment of a court of competent jurisdiction. NEITHER THE ADMINISTRATIVE AGENT, THE SYNDICATION AGENT, ANY LENDER NOR ANY OTHER INDEMNIFIED PERSON SHALL BE RESPONSIBLE OR LIABLE TO ANY OTHER PARTY HERETO, ANY SUCCESSOR, ASSIGNEE OR THIRD PARTY BENEFICIARY OF SUCH PERSON OR ANY OTHER PERSON ASSERTING CLAIMS DERIVATIVELY THROUGH SUCH PARTY, FOR INDIRECT, PUNITIVE, EXEMPLARY OR CONSEQUENTIAL DAMAGES WHICH MAY BE ALLEGED AS A RESULT OF CREDIT HAVING BEEN EXTENDED UNDER THE LOAN DOCUMENTS OR OTHERWISE IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED THEREBY.

          (b) In addition, Borrower and each other Credit Party shall indemnify each Lender in the manner specified in Annexes B and C.
                                       ---------     -

     SECTION 1.15.  Access.  Borrower and each of the other Credit Parties
                    ------
shall, at the expense of the Administrative Agent (unless an Event of Default shall have occurred and be continuing and as otherwise provided in the GE Capital Fee Letter), provide access during normal business hours to the Administrative Agent and any of its officers, employees and agents, as frequently as the Administrative Agent determines to be reasonably appropriate, upon at least three Business Days' advance notice (unless a Default or Event of Default shall have occurred and be continuing, in which event no notice shall be required and the Administrative Agent shall have access at any and all times, without notice), to the properties and facilities of Borrower and each of the other Credit Parties and, while the Administrative Agent has access to such properties and facilities, (a) permit the Administrative Agent and any of its officers, employees and agents to inspect and make extracts from all of Borrower's and the other Credit Parties'
records, files and books of account; and (b) permit the Administrative Agent to inspect, review, evaluate and make test verifications of the Collateral, and Borrower and each of the other Credit Parties shall render to the Administrative Agent, at Borrower's or such Credit Party's reasonable cost and expense, such clerical and other assistance as may be reasonably requested with regard thereto. Borrower and each of the other Credit Parties shall make available to the Administrative Agent and its counsel, as quickly as practicable under the circumstances, originals or copies of all books, records, board minutes, contracts, insurance policies, environmental audits, business plans, files, financial statements (actual and pro forma), filings with
                                               ---------
federal, state and local regulatory agencies, and other instruments and documents which the Administrative Agent may request, but excluding (i) any confidential patient medical records and (ii) confidential information relating to a proposed Acquisition and subject to a confidentiality agreement in favor of the seller. Borrower and each of the other Credit Parties shall deliver any document or instrument reasonably necessary for the Administrative Agent, as it may from time to time request, to obtain records from any service bureau or other Person which maintains records for Borrower or the other Credit Parties. Borrower shall instruct its independent certified public accountants and its banking and other financial institutions to make available to the Administrative Agent such information and records as the Administrative Agent may reasonably request. Representatives of other Lenders may accompany the Administrative Agent's representatives, but Borrower shall not be charged for the costs or expenses of the representatives of such other Lenders.

     SECTION 1.16.  Taxes.
                    -----

          (a) Any and all payments by or on behalf of Borrower hereunder or under the Revolving Credit Notes, the Term Notes or any other Loan Document, shall be made, in accordance with this Section 1.16, free and clear of and
                                       ------------
without deduction for any and all present or future Taxes. If Borrower shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder or under the Revolving Credit Notes, the Term Notes or any other Loan Document to the Administrative Agent for distribution to any Lender or Letter of Credit Issuer, (i) the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 1.16) each such Lender or Letter of
                                   ------------
Credit Issuer receives an amount equal to the sum it would have received had no such deductions been made, (ii) Borrower shall make such deductions, and (iii) Borrower shall pay the full amount deducted to the relevant taxing or other authority in accordance with applicable law.

          (b) Each Credit Party shall indemnify and, within ten (10) days after demand therefor, shall pay to the Administrative Agent, for the benefit of such Lender or Letter of Credit Issuer, the full amount of Taxes (including any Taxes imposed by any jurisdiction on amounts payable under this Section 1.16) paid by
                                                          ------------
any Lender or Letter of Credit Issuer and any liability

(including penalties, interest and expenses) arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally asserted.

          (c) Within thirty (30) days after the date of any such payment of Taxes, Borrower shall furnish to the Administrative Agent, at its address referred to in Section 11.10, the original or a certified copy of a receipt
               -------------
evidencing payment thereof.

          (d) For the purposes of this Section 1.16, "Taxes" shall mean taxes,
                                       ------------   -----
levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding taxes imposed on or measured by the net income of Lenders, the Letter of Credit Issuers or any of their respective assigns pursuant to Section 10.02, by the United States, the jurisdiction under the laws
            -------------
of which any Lender, any Letter of Credit Issuer or any of such assigns is organized or the jurisdiction in which any Lender's, any Letter of Credit Issuer's or any of such assigns' Applicable Lending Office is located or, in each case, any political subdivision thereof.

     SECTION 1.17.  Capital Adequacy; Increased Costs; Illegality.
                    ---------------------------------------------

          (a) If the Administrative Agent, any Lender, or any Letter of Credit Issuer party to this Agreement shall have determined that the adoption after the date hereof of any law, treaty, governmental (or quasi-governmental) rule, regulation, guideline or order regarding capital adequacy, reserve requirements or similar requirements or compliance by any Lender or any such Letter of Credit Issuer with any request or directive regarding capital adequacy, reserve requirements or similar requirements (whether or not having the force of law) from any central bank or other Governmental Authority increases or would have the effect of increasing the amount of capital, reserves or other funds required to be maintained by such Lender or Letter of Credit Issuer and thereby reducing the rate of return on such Lender's or Letter of Credit Issuer's capital as a consequence of its obligations hereunder, then Borrower shall from time to time upon demand by such Lender or Letter of Credit Issuer (with a copy of such demand to the Administrative Agent) pay to the Administrative Agent, for the account of such Lender or Letter of Credit Issuer, additional amounts sufficient to compensate such Lender or Letter of Credit Issuer for such reduction. A certificate as to the amount of that reduction and showing the basis therefor and the computation thereof submitted by such Lender or Letter of Credit Issuer to Borrower and to the Administrative Agent shall, absent manifest error, be final, conclusive and binding for all purposes.

          (b) If, due to either (i) the introduction of or any change in any law or regulation (or any change in the interpretation thereof) after the date hereof or (ii) the compliance with any guideline or request from any central bank or other Governmental Authority (whether or not having the force of law) after the date hereof, there shall be any increase in the cost to any Lender or to any Letter of Credit Issuer party hereto of agreeing to make or making, funding or maintaining any Loan or of agreeing to issue or purchase a participation interest in or in issuing or purchasing a participation interest in any Letter of Credit or Letter of Credit Obligation, then Borrower shall from time to time, upon demand by such Lender or Letter of Credit Issuer (with a copy of such demand to the Administrative Agent), pay to the Administrative Agent for the account of such Lender or Letter of Credit Issuer additional amounts sufficient to compensate such Lender or Letter of Credit Issuer for such increased cost. A certificate as to the amount of such increased cost, the basis therefor and the computation thereof, submitted to Borrower and to the Administrative Agent by such Lender or Letter of Credit Issuer, shall be conclusive and binding on Borrower for all purposes, absent manifest error. Each Lender and Letter of Credit Issuer party hereto agrees that, as promptly as practicable after it becomes aware of any circumstances referred to above which would result in any such increased cost, the affected Lender or Letter of Credit Issuer shall, to the extent not inconsistent with such Lender's or Letter of Credit Issuer's internal policies of general application, use reasonable commercial efforts to minimize costs and expenses incurred by it and payable to it by Borrower pursuant to this Section
                                                                       -------
1.17(b).
-------

          (c) If any Lender requests compensation from Borrower under Section
                                                                      -------
1.17(b), Borrower may at its option, within fifteen (15) days after receipt by
-------
Borrower of written demand from such Lender (an "Affected Lender") for payment
                                                 ---------------
of such increased costs, notify the Administrative Agent and such Affected Lender of its intention to replace the Affected Lender. So long as no Default or Event of Default shall have occurred and be continuing, Borrower, with the consent of the Administrative Agent, may obtain, at Borrower's expense, a replacement Lender ("Replacement Lender") for the Affected Lender, which
                     ------------------
Replacement Lender must be satisfactory to the Administrative Agent. If Borrower obtains a Replacement Lender within ninety (90) days following notice of its intention to do so, the Affected Lender must sell and assign its Loans and any Revolving Credit Commitment to such Replacement Lender for an amount equal to the principal balance of all Loans held by the Affected Lender and all accrued interest and Fees with respect thereto through the date of such sale, provided that Borrower shall have reimbursed such Affected Lender for the
--------
increased costs that it is entitled to receive under Section 1.17(b) through the
                                                     ---------------
date of such sale and assignment. Notwithstanding the foregoing, Borrower shall not have the right to obtain a Replacement Lender if the Affected Lender rescinds its demand for increased costs within fifteen (15) days following its receipt of Borrower's notice of intention to replace such Affected Lender. Furthermore, if Borrower gives a notice of intention to replace and does not so replace such Affected Lender within ninety (90) days thereafter, Borrower's rights under this Section 1.17(c) shall terminate and Borrower shall promptly
                  ---------------
pay all increased costs demanded by such Affected Lender pursuant to Section
                                                                     -------
1.17(b).
-------

          (d) Each Lender or Letter of Credit Issuer that desires compensation under this Section 1.17 shall notify Borrower of any event occurring after the
           ------------
date hereof entitling such Lender or Letter of Credit Issuer to compensation under paragraph (a) or (b) of this Section 1.17 as promptly as practicable, but
                                   ------------
in any event within 90 days after such Person obtains knowledge thereof; provided that (i) if any such Lender or Letter of Credit Issuer fails to give
--------
such notice within 90 days after it obtains knowledge of such an event, such Person shall, with respect to compensation payable pursuant to this Section 1.17
                                                                    ------------
in respect of any costs resulting from such event, only be entitled to payment under this Section 1.17 for costs incurred from and after the date 90 days prior
           ------------
to the date that such Lender or Letter of Credit Issuer does give notice and
(ii) each such Lender and each Letter of Credit Issuer party hereto will designate a different Applicable Lending Office for any Loans or Letter of Credit Obligations affected by such event if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the opinion of such Lender or Letter of Credit Issuer, be disadvantageous in any material respect to such Lender or Letter of Credit Issuer.

          (e) Notwithstanding anything to the contrary contained herein, if the introduction of or any change in any law or regulation (or any change in the interpretation thereof) after the date hereof shall make it unlawful, or any central bank or other Governmental Authority shall assert that it is unlawful, for any Lender to agree to make or to make or to continue to fund or maintain any LIBOR Rate Loan, then, unless such Lender is able to make or to continue to fund or to maintain such LIBOR Rate Loan at another branch or office of such Lender without, in such Lender's opinion, adversely affecting it or its Loans or the income obtained therefrom, on notice thereof and demand therefor by such Lender to Borrower through the Administrative Agent, (i) the obligation of such Lender to agree to make or to continue to fund or maintain LIBOR Rate Loans shall be suspended until such time, if any, as such Lender may again make and maintain such LIBOR Rate Loans and (ii) all outstanding LIBOR Rate Loans owing to such Lender, together with interest accrued thereon, shall automatically convert into an Index Rate Loan on the last day of the current LIBOR Period or such earlier date as such Lender may specify to Borrower in such notice.

     SECTION 1.18.  Single Obligation.  All Loans to Borrower and all of the
                    -----------------
other Obligations of Borrower and any other Credit Party arising under this Agreement and the other Loan Documents shall constitute one general obligation of Borrower and the other Credit Parties secured, until the Termination Date, by all of the Collateral.


                                   ARTICLE 2
                             CONDITIONS PRECEDENT

     SECTION 2.01.  Conditions to the Initial Loans.  No Lender shall be
                    -------------------------------
obligated to make any Loan or incur any Letter of Credit Obligations on the Closing Date, or to take, fulfill, or perform any other action hereunder, until the following conditions have been satisfied or provided for in a manner satisfactory to the Administrative Agent, or waived in writing by the Administrative Agent and Lenders:

          (a) Credit Agreement; Loan Documents.  This Agreement or counterparts
              --------------------------------
hereof shall have been duly executed by, and delivered to, Borrower, each other Credit Party, the Agents and Lenders; and the Administrative Agent shall have received such documents, instruments, agreements and legal opinions as the Administrative Agent shall reasonably request in connection with the transactions contemplated by this Agreement and the other Loan Documents, including all those listed in the Schedule of Closing Documents attached hereto as Annex D, each in form and substance satisfactory to the Administrative Agent.
   -------

          (b) Repayment of Outstanding Indebtedness; Cash Collateralization of
              ----------------------------------------------------------------
Outstanding Letters of Credit.  (i) the Administrative Agent shall have received
-----------------------------
a fully executed original of a payoff letter from the indenture trustee for the Life Companies, satisfactory to the

Administrative Agent, stipulating the respective amounts of the Life Company Obligations, confirming that all of the Life Company Obligations will be repaid in full from the proceeds of the Term Loans, the initial Revolving Credit Advance and the Related Transactions and agreeing that all Liens upon any of the property of Borrower or any of its Subsidiaries in favor of the Life Companies shall be terminated by the indenture trustee for the Life Companies immediately upon such payment; (ii) the Administrative Agent shall have received a fully executed original of a payoff letter from SocGen, as Agent under the SocGen Credit Agreement, satisfactory to the Administrative Agent, stipulating the amount of the SocGen Obligations and the amount of cash collateral required to cash collateralize the SocGen Letters of Credit in full and confirming that all of the SocGen Obligations (other than the SocGen Letters of Credit, but specifically including the term loan funded on September 2, 1997 in respect of the Bayou Oaks Bonds) will be repaid in full from the proceeds of the Term Loans, the initial Revolving Credit Advance and the Related Transactions; and
(iii) the Administrative Agent shall have received a fully executed original of the SocGen Cash Collateral Agreement.

          (c) Approvals.  The Administrative Agent shall have received (i)
              ---------
satisfactory evidence that the Credit Parties have obtained all required consents and approvals of all Persons including all requisite Governmental Authorities, to the execution, delivery and performance of this Agreement and the other Loan Documents and the consummation of the Related Transactions or
(ii) an officer's certificate in form and substance reasonably satisfactory to the Administrative Agent affirming that no such consents or approvals are required.

          (d) Opening Availability.  The Borrowing Base supporting the initial
              --------------------
Revolving Credit Advance and the initial Letter of Credit Obligations incurred and the amount of the Reserves to be established on the Closing Date, as determined by the Administrative Agent, shall provide Borrower with Excess Borrowing Availability, after giving effect to the initial Revolving Credit Advance, the incurrence of any initial Letter of Credit Obligations and the consummation of the Related Transactions (on a pro forma basis, with trade
                                               ---------
payables being paid currently, and expenses and liabilities being paid in the ordinary course of business and without acceleration of sales) of at least $6,000,000.

          (e) Payment of Fees. Borrower shall have paid the Fees required to be
              ---------------
paid on the Closing Date in the respective amounts specified in Section 1.09
                                                                ------------
(including the Fees specified in the GE Capital Fee Letter), and shall have reimbursed Agents for all reasonable legal fees and all other out-of-pocket costs and expenses of closing presented as of the Closing Date.

          (f) Capital Structure: Other Indebtedness.  The capital structure of
              -------------------------------------
each Credit Party and the terms and conditions of all Indebtedness of each Credit Party shall be acceptable to the Administrative Agent in its sole discretion; and Borrower's Funded Debt (as defined in Annex G) shall not exceed
                                                      -------
$55,000,000, giving effect to the Term Loans and any Revolving Credit Advance to be made on the Closing Date.

          (g) Consummation of Related Transactions.  The Administrative Agent
              ------------------------------------
shall have received fully executed copies of the Bridge Note Purchase Agreement, the Preferred Stock Purchase Agreement and each of the other Related Transaction Documents, each of which shall be in form and substance satisfactory to the Administrative Agent and its counsel, and the Related Transactions shall have been consummated in accordance with the terms of the Related Transaction Documents.

     SECTION 2.02.  Further Conditions to Each Loan.  Except as otherwise
                    -------------------------------
expressly provided herein, no Lender shall be obligated to fund any Loan, convert or continue any Loan into, or as, a LIBOR Rate Loan or incur any Letter of Credit Obligation, if, as of the date thereof:

          (a) Any representation or warranty by any Credit Party contained herein or in any of the other Loan Documents shall be untrue or incorrect as of such date, except to the extent that such representation or warranty expressly relates to an earlier date and except for changes therein expressly permitted or expressly contemplated by this Agreement; or

          (b) Any Material Adverse Event shall have occurred and be continuing since the Audit Date; or

          (c) (i) Any Event of Default shall have occurred and be continuing or would result after giving effect to any Loan (or the incurrence of any Letter of Credit Obligations), or (ii) a Default shall have occurred and be continuing or would result after giving effect to any Loan, and the Administrative Agent or the Required Revolving Lenders shall have determined not to make any Revolving Credit Advance or incur any Letter of Credit Obligation so long as that Default is continuing; or

          (d) After giving effect to any Revolving Credit Advance (or the incurrence of any Letter of Credit Obligations), the outstanding principal amount of the Revolving Credit Loan would exceed the Borrowing Availability.

The request and acceptance by Borrower of the proceeds of any Loan, the incurrence of any Letter of Credit Obligations or the conversion or continuation of any Loan into, or as, a LIBOR Rate Loan, as the case may be, shall be deemed to constitute, as of the date thereof, (i) a representation and warranty by Borrower that the conditions in this Section 2.02 have been satisfied and (ii)
                                     ------------
a reaffirmation by Borrower of the granting and continuance of the Administrative Agent's Liens, on behalf of itself and Lenders, pursuant to the Collateral Documents.


                                   ARTICLE 3
                        REPRESENTATIONS AND WARRANTIES

     To induce Lenders and the Agents to enter into this Agreement, Borrower and each Credit Party represents and warrants to each Lender and the Agents that:

     SECTION 3.01.  Corporate Existence; Compliance with Law.  Borrower and
                    ----------------------------------------
each of its Subsidiaries: (a) is a corporation duly organized or, in the case of certain of its Subsidiaries, a partnership or a limited liability company duly formed; (b) is validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation; (c) is duly qualified to do business and is in good standing in each other jurisdiction where its ownership or lease of property or the conduct of its business requires such qualification except where a failure to be so qualified and in good standing is not a Material Adverse Event; (d) has the requisite corporate, partnership or limited liability company power and authority, as the case may be, and the legal right to own, pledge, mortgage or otherwise encumber and operate its properties, to lease the property it operates under lease, and to conduct its business as now, heretofore and proposed to be conducted; and (d) is in compliance with its articles or certificate of incorporation and bylaws, its partnership agreement or limited liability company operating agreement, as the case may be.

     SECTION 3.02. Executive Offices; Collateral Locations; Corporate or Other
                   -----------------------------------------------------------
Names.  The locations of Borrower's and each of the other Credit Parties'
-----
respective executive offices, principal places of business, corporate offices, all premises within which any Collateral is located, and the locations of all of Borrower's and each of the other Credit Parties' records concerning the Collateral, in each case as of the Closing Date, are set forth in Schedule 3.02.
                                                                  -------------
During the prior five years, except as set forth in Schedule 3.02, neither
                                                    -------------
Borrower nor any of the other Credit Parties has been known as or used any corporate, fictitious or trade name.

     SECTION 3.03. Corporate Power; Authorization; Enforceable Obligations.
                   -------------------------------------------------------
The execution, delivery and performance by Borrower and each of the other Credit Parties of this Agreement and the other Loan Documents to which it is a party and the creation of all Liens provided for herein and therein: (a) are within Borrower's and each such Credit Party's corporate power; (b) have been duly authorized by all necessary corporate and shareholder action; (c) are not in contravention of any provision of Borrower's or any such Credit Party's articles or certificate of incorporation or bylaws or other organizational documents; (d) do not violate any law or regulation, or any order or decree of any Governmental Authority; (e) do not conflict with or result in the breach or termination of, constitute a default under or accelerate any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which Borrower or any such Credit Party is a party or by which Borrower or any such Credit Party or any of their respective property is bound, including, without limitation, the Related Transaction Documents or any other agreement, document or instrument relating to Subordinated Indebtedness; (f) do not result in the creation or imposition of any Lien upon any of the Property of Borrower or any such Credit Party other than those in favor of the Administrative Agent for the ratable benefit of the Lenders, all pursuant to the Collateral Documents; and (g) do not require the consent or approval of any Governmental Authority or any other Person, except those consents and approvals referred to in Section 2.01(c), all of which will have been duly obtained, made or complied
   ---------------
with prior to the Closing Date and which are in full force and effect. At or prior to the Closing Date, each of the Loan Documents shall have been duly executed and delivered for the benefit of or on behalf of Borrower and each of the other Credit Parties party thereto and each shall then constitute a legal, valid and binding obligation of Borrower and each such Credit Party, enforceable against Borrower and each such Credit Party a party thereto in accordance with its terms except as the enforceability of such Loan Document may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws affecting creditor's rights and remedies in general.

     SECTION 3.04. Financial Statements and Projections. Borrower has
                   ------------------------------------
delivered to each of the Agents the Financial Statements and Projections identified in Schedule 3.04, and each of such Financial Statements and
              -------------
Projections complies with the description thereof contained in Schedule 3.04 as
                                                               -------------
of the Closing Date.

     SECTION 3.05. Material Adverse Events.  As of the Closing Date, except as
                   -----------------------
set forth in Schedule 3.05, Borrower and its Subsidiaries have no material
             -------------
obligations, known material contingent liabilities, or material liabilities for Charges, long-term leases or unusual forward or long-term commitments which are not reflected in the Financial Statements identified in Schedule 3.04. As of
                                                        -------------
the Closing Date, there has been no material deviation in Borrower's or any of the other Credit Parties' financial position and results of operations from those reflected in the Projections. As of the Closing Date, except as otherwise permitted hereunder or as set forth in Schedule 3.05, no Restricted Payment has
                                       -------------
been made since the Audit Date, and no shares of Stock of Borrower have been, or are now required to be, redeemed, retired, purchased or otherwise acquired for value by Borrower or any of its Subsidiaries. Since the Audit Date, no Material Adverse Event has occurred and is continuing.

     SECTION 3.06.  Ownership of Property; Liens.  The real property listed in
                    ----------------------------
Schedule 3.06 constitutes all of the Real Property owned, leased, or used in
-------------
Borrower's or any of the other Credit Parties' respective businesses as of the Closing Date. Borrower and each of the other Credit Parties holds (a) good and insurable fee simple title to all Real Property owned by it and described in
Schedule 3.06, subject only to Permitted Encumbrances of the types described in
-------------
paragraphs (a), (e) and (i) of the definition thereof, (b) valid and insurable leasehold interests in all Leases to which it is a party and which are described in Schedule 3.06, subject only to Permitted Encumbrances of the types described
   -------------
in paragraphs (a), (e) and (i) of the definition thereof, and (c) good and valid title to, or valid leasehold interests in, all of its other properties and assets, subject only to Permitted Liens. As of the Closing Date, none of the properties and assets of Borrower or any of the other Credit Parties are subject to any Liens, except Permitted Encumbrances, Liens set forth in Schedule 6.07
                                                                -------------
and the Lien in favor of the Administrative Agent pursuant to the Collateral Documents.

     SECTION 3.07. Restrictions; No Default; Material Contracts.  No contract,
                   --------------------------------------------
lease, agreement or other instrument to which Borrower or any of its Subsidiaries is a party or by which any of them or any of their respective properties or assets is bound or affected and no provision of any charter, corporate restriction, applicable law or governmental regulation would cause a Material Adverse Event. Neither Borrower nor any of its Subsidiaries is in default and, to Borrower's knowledge, no third party is in default, under or with respect to any Material Contract, except in each case to the extent that such default is not a Material Adverse Event. No Default or Event of Default has occurred and is continuing. As of the Closing Date, Schedules 3.07 and 3.31
                                                         --------------     ----
set forth a complete and accurate list of all Material Contracts.

     SECTION 3.08. Labor Matters.  Except as set forth in Schedule 3.08, there
                   -------------                          -------------
are no strikes or other labor disputes against Borrower or any of its Subsidiaries that are pending or, to Borrower's knowledge, threatened that would be a Material Adverse Event. Hours worked by and payment made to employees of Borrower or its Subsidiaries have not been in violation of the Fair Labor Standards Act or any other applicable law dealing with such matters, except where such violations are not Material Adverse Events. All payments due from Borrower or any of its Subsidiaries on account of employee health and welfare insurance have been paid or accrued as a liability on the books of Borrower or such Subsidiary, except in each case to the extent that a failure to pay or accrue such payment is not a Material Adverse Event. Except as set forth in
Schedule 3.08, as of the Closing Date neither Borrower nor any of its
-------------
Subsidiaries has any obligation under any collective bargaining agreement or any agreement providing for management services to be provided to Borrower, and a correct and complete copy of each agreement listed on Schedule 3.08 has been
                                                      -------------
provided to the Administrative Agent.  Except as set forth on Schedule 3.08, as
                                                              -------------
of the Closing Date there is no organizing activity involving Borrower or any of its Subsidiaries pending or, to Borrower's knowledge, threatened by any labor union or group of employees. Except as set forth in Schedule 3.08, as of the
                                                     -------------
Closing Date there are no representation proceedings pending or, to Borrower's knowledge, threatened with the National Labor Relations Board with respect to Borrower or any of its Subsidiaries, and no labor organization or group of employees of Borrower or any of its Subsidiaries has made a pending demand for recognition. Except as set forth on Schedule 3.08, there are no complaints or
                                     -------------
charges against Borrower or any of its Subsidiaries pending or, to the knowledge of Borrower, threatened to be filed with any federal, state, local or foreign court, governmental agency or arbitrator based on, arising out of, in connection with, or otherwise relating to the employment or termination of employment of any individual by Borrower or any of its Subsidiaries, which if adversely determined would be a Material Adverse Event.

     SECTION 3.09. Ventures, Subsidiaries and Affiliates; Outstanding Stock and
                   ------------------------------------------------------------
Indebtedness.  Except as set forth in Schedule 3.09, as of the Closing Date
------------                          -------------
(a) Borrower has no Subsidiaries and is not engaged in any joint venture or partnership with any other Person, and is not an Affiliate of any other Person;
(b) the Stock of each Subsidiary of Borrower (other than an Inactive Subsidiary) owned by Borrower or a Subsidiary of Borrower and described in Schedule 3.09
                                                               -------------
constitutes all of the issued and outstanding Stock of each such Subsidiary; and
(c) there are no outstanding rights to purchase, options, warrants or similar rights or agreements pursuant to which Borrower or any of the other Credit Parties may be required to issue, sell or purchase any Stock or other equity security of a Credit Party (other than Borrower). Schedule 3.09 lists all
                                                   -------------
outstanding Stock of each of the Credit Parties (other than Borrower) as of the Closing Date and all Indebtedness held by any of the Credit Parties as of the Closing Date. As of the Closing Date, all of the Subsidiaries of Borrower that are Inactive Subsidiaries or Material Subsidiaries are identified as such on
Schedule 3.09.
-------------

     SECTION 3.10.  Government Regulation.  Neither Borrower nor any of the
                    ---------------------
other Credit Parties is: (a) an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act of 1940 as amended; or (b) subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Interstate Commerce Act or any other federal or state regulatory statute that requires the approval of any Governmental Authority in order for Borrower or any such Credit Party to incur Indebtedness, pledge its assets, or to perform its obligations hereunder, or under any other Loan Document.

     SECTION 3.11.  Margin Regulations.  Borrower is not engaged in the
                    ------------------
business of extending credit for the purpose of purchasing or carrying Margin Stock and no proceeds of the Term Loans or any Revolving Credit Advance will be used to purchase or carry any Margin Stock or to extend credit to others for the purpose of purchasing or carrying any Margin Stock. Borrower will not take any action, or permit to be taken any action under its control, which might cause any Loan Document or any document or instrument delivered pursuant hereto or thereto to violate any regulation of the Federal Reserve Board.

     SECTION 3.12.  Taxes.  As of the Closing Date, Borrower's and each of the
                    -----
other Credit Parties' federal tax identification numbers are set forth on
Schedule 3.12.  All federal, and all material state, local and foreign, tax
-------------
returns, reports and statements, including information returns, required to be filed by Borrower and its Subsidiaries, have been filed with the appropriate Governmental Authority and all material Charges and other impositions shown thereon to be due and payable have been paid prior to the date on which any fine, penalty, interest or late charge may be added thereto for nonpayment thereof, or any such fine, penalty, interest, late charge or loss has been paid. Proper and accurate amounts have been withheld by Borrower and each of its Subsidiaries from its employees for all periods in compliance in all material respects with the tax, social security and unemployment withholding provisions of applicable federal, state, local and foreign law and such withholdings have been timely paid to the respective Governmental Authorities. As of the Closing Date, (i) Schedule 3.12 sets forth those taxable years for which any of the tax
          -------------
returns of Borrower or any of its Subsidiaries are currently being audited by the IRS or any other applicable Governmental Authority, and any assessments or threatened assessments in connection with such audit or otherwise currently outstanding; (ii) except as described in Schedule 3.12, neither Borrower nor any
                                         -------------
of its Subsidiaries has executed or filed with the IRS or any other Governmental Authority any agreement or other document extending, or having the effect of extending, the period for assessment or collection of any Charges; (iii) neither Borrower nor any of its Subsidiaries has agreed or been requested to make any adjustment under IRC Section 481(a) by reason of a change in accounting method or otherwise; and (iv) except as described in Schedule 3.12, Borrower has no
                                              -------------
obligation under any written tax sharing agreement.

     SECTION 3.13.  ERISA.
                    -----

          (a) As of the Closing Date, Schedule 3.13 lists all Plans maintained
                                      -------------
or contributed to by Borrower and each of its Subsidiaries and all Qualified Plans maintained or contributed to by any ERISA Affiliate, and separately identifies the Title IV Plans, Multi-employer Plans, any multiple employer plans subject to Section 4064 of ERISA, unfunded Pension Plans, Welfare Plans and Retiree Welfare Plans. IRS determination letters regarding the qualified status under IRC Section 401 of each such Qualified Plan have been received as of the dates listed in Schedule 3.13.
                -------------

Each of the favorable determination letters considers the requirements of the Tax Reform Act of 1986, the Omnibus Budget Reconciliation Act of 1986 and the Omnibus Budget Reconciliation Act of 1987. To the knowledge of Borrower, the Qualified Plans as amended continue to qualify under Section 401 of the IRC, the trusts created thereunder continue to be exempt from tax under the provisions of IRC Section 501(a), and nothing has occurred which would cause the loss of such qualification or tax-exempt status. Each Qualified Plan so amended has been submitted to the IRS for a determination letter as to the ongoing qualified status of the Plan under the IRC within the applicable IRC Section 401(b) remedial amendment period for the Tax Reform Act of 1986; and each such Plan shall be amended, including retroactive amendments, as required during such determination letter process to maintain the qualified status of such Plans. To the knowledge of Borrower, each Plan is in compliance in all material respects with the applicable provisions of ERISA and the IRC, including the filing of all reports required under the IRC or ERISA which are true and correct as of the date filed, and all required contributions and benefits have been paid in accordance with the provisions of each such Plan. Neither Borrower, nor any of its Subsidiaries nor any ERISA Affiliate, with respect to any Qualified Plan, has failed to make any contribution or pay any amount due as required by IRC
Section 412 or Section 302 of ERISA. With respect to all Retiree Welfare Plans, the present value of future anticipated expenses pursuant to Borrower's most recent actuarial projections of liabilities does not exceed $500,000, and copies of such projections have been provided to Lender. Borrower has no Pension Plans, other than Qualified Plans and the unfunded Pension Plans listed in Schedule
                                                                    --------
3.13, and Borrower has not engaged in a prohibited transaction, as defined in
-----
IRC Section 4975 or Section 406 of ERISA, in connection with any Plan which would subject Borrower (after giving effect to any exemption) to a material tax on prohibited transactions imposed by IRC Section 4975 or any other material liability.

          (b) Except as set forth in Schedule 3.13:  (i) no Title IV Plan has
                                     -------------
any Unfunded Pension Liability; (ii) no ERISA Event or event described in
Section 4062(e) of ERISA with respect to any Title IV Plan has occurred or is reasonably expected to occur; (iii) there are no pending, or to the knowledge of Borrower, threatened claims, actions or lawsuits (other than claims for benefits in the normal course), asserted or instituted against (x) any Plan or its assets, (y) to Borrower's knowledge, any fiduciary with respect to any Plan or
(z) Borrower, any of its Subsidiaries or any ERISA Affiliate with respect to any Plan; (iv) neither Borrower, nor any of its Subsidiaries nor any ERISA Affiliate has incurred or reasonably expects to incur any Withdrawal Liability (and no event has occurred which, with the giving of notice under Section 4219 of ERISA, would result in such liability) under Section 4201 of ERISA as a result of a complete or partial withdrawal from a Multi-employer Plan; (v) within the last five (5) years neither Borrower, nor any of its Subsidiaries nor any ERISA Affiliate has engaged in a transaction which resulted in a Title IV Plan with Unfunded Pension Liabilities being transferred outside of the "controlled group" (within the meaning of Section 4001(a)(14) of ERISA) of any such entity; (vi) no Plan which is a Retiree Welfare Plan provides for continuing benefits or coverage for any participant or any beneficiary of a participant after such participant's termination of employment (except as may be required by IRC
Section 4980B or Part 6 of Title I of ERISA and at the sole expense of the participant or the beneficiary of the participant); (vii) Borrower, each of its Subsidiaries and each ERISA Affiliate have complied in all material respects with the notice and continuation coverage requirements of IRC Section

4980B and the proposed or final regulations thereunder; and (viii) no liability under any Plan has been funded, nor has such obligation been satisfied with, the purchase of a contract from an insurance company that is not rated AAA by Standard & Poor's Rating Group and the equivalent by each other nationally recognized rating agency.

     SECTION 3.14.  No Litigation.  Except as set forth in Schedule 3.14, no
                    -------------                          -------------
action, claim or proceeding is now pending or, to the knowledge of Borrower, threatened against Borrower or any of its Subsidiaries, at law, in equity or otherwise, before any court, board, commission, agency or instrumentality of any federal, state, or local government or of any agency or subdivision thereof, or before any arbitrator or panel of arbitrators (a) which challenges Borrower's or any Credit Party's right, power, or competence to enter into or perform any of its obligations under the Loan Documents, or the validity or enforceability of any Loan Document or any action taken thereunder, or (b) which has a reasonable risk of being determined adversely to Borrower or any of its Subsidiaries and which, if so determined, would be a Material Adverse Event. To the knowledge of Borrower, as of the Closing Date there does not exist a state of facts which is reasonably likely to give rise to such proceedings. Except as set forth in
Schedule 3.14, as of the Closing Date there is no litigation pending or, to the
-------------
knowledge of Borrower, threatened against Borrower or any of its Subsidiaries which seeks damages in excess of $500,000 or injunctive relief or alleges criminal misconduct on the part of Borrower or any of its Subsidiaries, and neither Borrower nor any of its Subsidiaries is a party to any consent decree.

     SECTION 3.15.  Brokers.  No broker or finder acting on behalf of Borrower
                    -------
or any other Credit Party brought about the obtaining, making or closing of the credit extended pursuant to this Agreement or of the Related Transactions and neither Borrower nor any other Credit Party has any obligation to any Person in respect of any finder's or brokerage fees in connection therewith.

     SECTION 3.16.  Patents, Trademarks, Copyrights and Licenses.  As of the
                    --------------------------------------------
Closing Date, Borrower and each of the other Credit Parties own or have valid licenses for all patents, patent applications, copyrights, service marks, trademarks, trademark applications and trade names which are necessary to conduct its business, each of which is listed, together with United States Patent and Trademark Office or United States Copyright Office application or registration numbers, where applicable, in Schedule 3.16. Borrower and each of
                                           -------------
its Subsidiaries conduct business without infringement or claim of infringement of any such license, patent, copyright, service mark, trademark, trade name, trade secret or other intellectual property right of others, except in each case to the extent that such infringement or claim of infringement is not a Material Adverse Event. Except as set forth in Schedule 3.16, to Borrower's knowledge,
                                       -------------
as of the Closing Date, there is no infringement or claim of infringement by others of any material license, patent, copyright, service mark, trademark, trade name, trade secret or other intellectual property right of Borrower or any of its Subsidiaries.

     SECTION 3.17.  Full Disclosure.  No information contained in this
                    ---------------
Agreement, the other Loan Documents, the Financial Statements or any written statement, notice, report or certificate furnished by or on behalf of Borrower or any Affiliate thereof pursuant to the terms of this Agree-ment or any other Loan Document, which has previously been delivered to the Administrative Agent or any Lender, contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading in light of the circumstances under which they were made. With respect to all business plans and other forecasts and projections (including the Projections) furnished by or on behalf of Borrower and made available to the Administrative Agent or any Lender relating to the financial condition, operations, business, properties or prospects of Borrower and its Subsidiaries, (i) to the knowledge of Borrower, as of the Closing Date no facts exist concerning Borrower or any of its Subsidiaries which would result in any material change of any of such business plans, forecasts and projections,
(ii) such business plans, forecasts and projections are based upon estimates and assumptions deemed reasonable by Borrower at the time of preparation thereof, which as a whole are fair in light of current conditions known to Borrower, have been prepared on the basis of the assumptions stated therein, and reflect a reasonable estimate by Borrower of the results of operations and other information projected therein.

     SECTION 3.18.  Environmental Matters.
                    ---------------------

          (a) Except as set forth in Schedule 3.18, as of the Closing Date: (i)
                                     -------------
the Real Property is free of contamination from any Hazardous Material except for such contamination that would not materially adversely impact the value or marketability of such Real Property; (ii) no Credit Party has caused or suffered to occur any Release of Hazardous Materials on, at, in, under, above, to, from or about any of its Real Property that would give rise to any material liability for corrective or remedial action under any Environmental Laws except in each case to the extent that the failure to do so would not be a Material Adverse Event; (iii) Borrower and each of its Subsidiaries are and have been in compliance with all Environmental Laws, except in each case to the extent that the failure to do so would not be a Material Adverse Event; (iv) the Credit Parties have obtained, and are in compliance with, all Environmental Permits required by Environmental Laws for the operations of their respective businesses, except in each case to the extent that the failure to do so would not be a Material Adverse Event, and all such Environmental Permits are valid, uncontested and in good standing; (v) no Credit Party is involved in operations or knows of any facts, circumstances or conditions, including, without limitation, any generation, use, treatment, storage, disposal, handling, other management or Release of Hazardous Materials, that are reasonably likely to result in any material Environmental Liabilities of such Credit Party, and, to the knowledge of the Credit Parties, no Credit Party has permitted any current or former tenant or occupant of the Real Property to engage in any such operations; (vi) as of the Closing Date, there is no litigation against any Credit Party arising under or related to any Environmental Laws, Environmental Permits or Hazardous Material; (vii) no written notice has been received by any Credit Party identifying it as a "potentially responsible party" or requesting information under CERCLA or analogous state statutes in respect of any actual or potential Environmental Liabilities and, to the knowledge of the Credit Parties, there are no facts, circumstances or conditions that may result in any Credit Party being identified as a "potentially responsible party" under CERCLA or analogous state statutes; (viii) as of the Closing Date, the Credit Parties have provided to the Administrative Agent copies of all existing environmental reports, reviews and audits and all written information pertaining to actual or potential Environmental Liabilities, in each case relating to any

Credit Party; and (ix) to the knowledge of the Credit Parties, the Real Property owned or leased as of the Closing Date does not contain any underground storage tanks that have ever leaked; are not registered with appropriate government officials (to the extent such registration is required) or fail to meet any applicable legal requirement, including, without limitation to, tightness-testing requirements.

          (b) Borrower has furnished to the Administrative Agent a correct and complete copy of the Phase I Environmental Assessments for Seven Hospital Facilities prepared by Robert Bates & Associates, dated March, 1993 and designated RBA Project No. 93455 (the "Phase I Assessment") and, except with
                                       ------------------
respect to Atlantic Shores Hospital, which has previously been sold, and except as set forth on Schedule 3.18, (i) Borrower is not aware of any change since
                -------------
March, 1993 in respect of any of the existing and potential environmental issues noted in the Phase I Assessment that is reasonably likely to result in any material Environmental Liability, (ii) since March, 1993 there has been no material construction to or demolition of any of the hospitals the subject of the Phase I Assessment and, in any event, no construction or demolition involving asbestos-containing materials that is reasonably likely to result in material Environmental Liabilities, and (iii) since March, 1993, there has been no material change in the processes or physical operations conducted by any of the hospitals that were the subject of the Phase I Assessment (including, without limitation, any processes or physical operations involving the generation, use, storage, treatment, management or other handling of Hazardous Materials) that is reasonably likely to result in any material Environmental Liability.

     SECTION 3.19.  Insurance Policies.  The certificate of insurance
                    ------------------
furnished by Borrower to the Administrative Agent pursuant to paragraph 3(a) of Annex D lists all insurance of any nature maintained for current occurrences by
-------
Borrower and each of its Subsidiaries as of the Closing Date, as well as a summary of the terms of such insurance. Such insurance complies with the standards set forth in Annex E.
                       -------

     SECTION 3.20.  Deposit and Disbursement Accounts.  Schedule 3.20 lists
                    ---------------------------------   -------------
all banks and other financial institutions at which, as of the Closing Date, any Credit Party maintains deposit and/or other accounts and/or post office lock boxes, including the Disbursement Accounts, and such Schedule correctly identifies the name, address and telephone number of each depository, the name in which the account is held, a description of the purpose of the account and the complete account number.

     SECTION 3.21.  Solvency.  Both before and after giving effect to (a) the
                    --------
entering into by the Credit Parties of this Agreement, the Subsidiary Guaranty and the other Loan Documents; (b) the Loans and Letter of Credit Obligations to be made or incurred on the Closing Date or such other date as Loans and Letter of Credit Obligations requested hereunder are made or incurred; (c) the disbursement of the proceeds of such Loans pursuant to the instructions of Borrower; (d) the consummation of the Refinancing and the Related Transactions; and (e) the payment and accrual of all transaction costs in connection with the foregoing, each Credit Party is Solvent.

     SECTION 3.22.  Subordination of Subordinated Indebtedness.  This
                    ------------------------------------------
Agreement, and all amendments, modifications, extensions, renewals, refinancings and refundings hereof, constitute the "Senior Credit Agreement" within the meaning of the Bridge Note Purchase Agreement; this Agreement, together with each of the other Loan Documents and all amendments, modifications, extensions, renewals, refinancings and refundings hereof and thereof, constitute "Senior Credit Documents" within the meaning of the Bridge Note Purchase Agreement; and the Term Loans, the Revolving Credit Loan, the Letter of Credit Obligations and all other Obligations of Borrower to the Lenders and the Agents under this Agreement, the Term Notes, the Revolving Credit Notes and any of the other Loan Documents, and all amendments, modifications, extensions, renewals, refundings or refinancings of any of the foregoing constitute "Senior Indebtedness" of Borrower within the meaning of the Bridge Note Purchase Agreement, and the holders thereof from time to time shall be entitled to all of the rights of a holder of "Senior Indebtedness" pursuant to Article 9 of the Bridge Note Purchase Agreement.

     SECTION 3.23.  Licenses and Permits.  Borrower and each of its
                    --------------------
Subsidiaries have all licenses, permits, consents or approvals from or by, and have made all filings with, and has given all notices to, all Governmental Authorities having jurisdiction, to the extent required for the ownership of its property and the operation and conduct of its business, including, but not limited to: (i) licenses, certifications, approvals, and accreditations as a provider of health care services including those necessary for it to be eligible to receive payment and compensation and to participate under Medicare, Medicaid, and any other federal, state, local or commercial health benefit programs pursuant to which Borrower and each of its Material Subsidiaries currently receives reimbursement for health care items and services provided; and (ii) licenses, certifications, approvals, and accreditations necessary to engage in activities deemed to be the "business of insurance" and to engage in utilization review activities under applicable State law; except in each case to the extent that a failure to have such licenses, permits, consents, approvals, certificates or accreditation from, to have made such filings with, or to have given such notices to, any such Governmental Authority would not be a Material Adverse Event with respect to Borrower or any Material Subsidiary.

     SECTION 3.24.  Compliance with Law.  Borrower and each of its
                    -------------------
Subsidiaries is in compliance with all applicable laws relating to its business, including, but not limited to: (i) all applicable requirements for participation in and for the receipt of reimbursement under Medicare, Medicaid, and any other federal, state, local or commercial health benefit program pursuant to which Borrower and each of its Subsidiaries currently receives reimbursement for health care items and services; (ii) all State laws relating to the "business of insurance" and utilization review activities in any State in which Borrower and each of its Subsidiaries engages in such business and/or activities; (iii) all State laws relating to the provision of inpatient psychiatric services and residential behavioral treatment programs, including, but not limited to, laws relating to the marketing of psychiatric services, patient referral services, involuntary admissions, patient rights, and the confidentiality of patient medical records; except in each case to the extent that a failure to be in compliance would not be a Material Adverse Event with respect to Borrower or any Material Subsidiary.

     SECTION 3.25.  Health Care Professionals.  To the knowledge of Borrower,
                    -------------------------
all health care professionals who are employees or independent contractors of Borrower or any of its Subsidiaries have obtained all licenses, permits, certifications, accreditations or approvals necessary to practice the professions in which such employees or independent contractors are engaged, and are otherwise in compliance with all State licensing laws relating to the practice of such professions, and, as applicable, are in compliance with all requirements for participation in and for the receipt of reimbursement under Medicare, Medicaid and any federal, state, local or commercial health benefit program pursuant to which Borrower and each of its Subsidiaries currently receives reimbursement for health care items and services, except in each case to the extent that a failure to obtain such licenses, permits, certifications, accreditations or approvals, or to be in compliance with such laws and requirements would not be a Material Adverse Event with respect to Borrower or any Material Subsidiary.

     SECTION 3.26.  Management Agreements.  None of the Management Agreements
                    ---------------------
to which Borrower or any Material Subsidiary is a party, nor any of the transactions contemplated thereunder, violates any applicable statute, rule or regulation (i) relating to the eligibility of a Managed Facility to receive payment and to participate as an accredited and certified provider of health care services under Medicare, Medicaid or any other federal, state, local or commercial health benefit program pursuant to which such Managed Facility currently receives reimbursement for health care items and services, or applicable to such Managed Facility as a result of its participation in such programs; (ii) relating to the licenses and permits required in connection therewith; or (iii) relating to the practice of any health care profession or the sharing of fees generated in connection therewith; except in each case to the extent that such violation would not be a Material Adverse Event for Borrower or such Material Subsidiary.

     SECTION 3.27.  Patient Referrals, Etc.    Borrower and each of its
                    -----------------------
Subsidiaries, and any business arrangement with physicians, other health care professionals, and institutional health care providers involving Borrower and any of its Subsidiaries, are in compliance with all federal and state laws that prohibit direct or indirect payments for patient referrals, that prohibit referrals to an entity with which the referring provider has a financial relationship, and that regulate procedures and practices with respect to reimbursement, cost reports, claims for reimbursement, and billing for items and services under Medicare, Medicaid and other federal, state, and local health benefit programs, as well as with regard to commercial payors, including, but not limited to, the Ethics in Patient Referrals Act of 1989, 42 U.S.C. (S) 1395nn, as amended, the Medicare and Medicaid Patient and Program Protection Act of 1987, 42 U.S.C. (S) 1320-7b(b), as amended, and the relevant provisions of the Health Insurance Portability and Accountability Act of 1996, except in each case to the extent that a failure to be in compliance with such laws would not be a Material Adverse Event with respect to Borrower or any Material Subsidiary.

     SECTION 3.28.  Pending Revocations, Etc.    Neither Borrower nor any of its
                    -------------------------
Subsidiaries has received notification from any Governmental Authority that any such Governmental Authority has taken or intends to take action to revoke, terminate, restrict or cancel any license, certificate, certification or permit of Borrower or any of its Subsidiaries to engage in the practice of any health care profession, to provide any health care service, to operate a health care facility, program or service or to participate under Medicare, Medicaid or any other federal, state, or local health benefit program, except in each case to the extent that any such revocation, termination, restriction or cancellation, singly or in the aggregate, would not be a Material Adverse Event with respect to Borrower or any Material Subsidiary.

     SECTION 3.29.  Investigations and Audits.  Neither Borrower nor any of
                    -------------------------
its Subsidiaries has received notice of any pending investigation by JCAHO, HCFA or any other Governmental Authority (which investigation is not otherwise conducted in the ordinary course of business) or of any pending criminal, civil or administrative action, audit or investigation by a fiscal intermediary or by or on behalf of HCFA or any other Governmental Authority (which action, audit or investigation is of a criminal nature or is otherwise not conducted in the ordinary course of business) and, to the knowledge of each of the Credit Parties, no such action, audit or investigation is threatened with respect to Borrower or any of its Subsidiaries, except in each case to the extent that any such action, audit or investigation (i) could not reasonably be expected materially and adversely to affect Borrower's or any Material Subsidiary's right to receive reimbursement under, or right to participate in, Medicare, Medicaid or any other federal, state, or local health benefit program to which such Person would otherwise be entitled, and (ii) would not otherwise be a Material Adverse Event with respect to Borrower or any Material Subsidiary.

     SECTION 3.30.  Payment Adjustments.  With respect to any audit by
                    -------------------
Medicare, Medicaid, or any other federal, state, local or commercial third party payor pending with respect to Borrower or any of its Subsidiaries as of the Closing Date, neither Borrower nor any of its Subsidiaries has received notice of any requests or assertions of adjustments or claims for repayment by it of costs and/or payments previously made to it by any third party payor and, to the knowledge of each of the Credit Parties, as of the Closing Date none of such audits provides for any such adjustments or claims; except in each case to the extent that any such adjustments or claims, individually or in the aggregate, would not be a Material Adverse Event with respect to Borrower or any Material Subsidiary.

     SECTION 3.31.  Certain Agreements.  As of the Closing Date, Borrower has
                    ------------------
provided to the Administrative Agent or its counsel, on behalf of the Lenders, accurate and complete copies (or summaries) of all of the following agreements or documents to which it is subject and each of which is listed on Schedule
                                                                   --------
3.31: (a) licenses and permits held by Borrower or any Material Subsidiary, except in each case to the extent that the failure to hold such license or permit would not be a Material Adverse Event with respect to Borrower or such Material Subsidiary (including agreements, accreditations or certifications as a provider of health care services eligible to receive payment and compensation and to participate under Medicare, Medicaid or any other federal, state, local or commercial health benefit program); and (b) all Management Agreements to which it or any Material Subsidiary is or is to become a party.

     SECTION 3.32.  Related Transaction Documents.    As of the Closing Date,
                    -----------------------------
Borrower has delivered to the Administrative Agent a complete and correct copy of each of the Related

Transaction Documents (including all schedules, exhibits, amendments, supplements, modifications, assignments and all other documents delivered pursuant thereto or in connection therewith), and no Credit Party and, to the knowledge of Borrower, no other Person party thereto is in default in the performance or compliance with any provisions thereof. Each of the Related Transaction Documents complies with, and the Related Transactions have been consummated in accordance with, all applicable laws. Each of the Related Transaction Documents is in full force and effect as of the Closing Date, and has not been terminated, rescinded or withdrawn. All requisite approvals by Governmental Authorities having jurisdiction over Borrower, any other Credit Party and, to the knowledge of Borrower, other Persons referenced therein, with respect to the Related Transactions, have been obtained, and no such approvals impose any conditions to the consummation of the Related Transactions or to the conduct by Borrower or any other Credit Party of its business thereafter. As of the Closing Date, each of the representations and warranties made by Borrower in the Related Transaction Documents is true and correct in all material respects.


                                   ARTICLE 4
                     FINANCIAL STATEMENTS AND INFORMATION

     SECTION 4.01.  Reports and Notices.  Borrower covenants and agrees that,
                    -------------------
from and after the Closing Date and until the Termination Date, it shall deliver to the Administrative Agent the Financial Statements, projections, certificates and notices at the times and in the manner set forth in Annex F. Promptly after
                                                        -------
receipt thereof, the Administrative Agent shall furnish a copy of each to each Lender.

     SECTION 4.02. Communication with Accountants.  Borrower (for itself and
                   ------------------------------
on behalf of each of the other Credit Parties) authorizes the Administrative Agent, after notice to Borrower, to communicate with its and the other Credit Parties' independent certified public accountants including Ernst & Young LLP (which communication shall, at the option of Borrower, be conducted in the presence of a Responsible Financial Officer), and authorizes those accountants to disclose to the Administrative Agent any and all financial statements and other supporting financial documents and schedules, including copies of any management letter, with respect to the business, financial condition and other affairs of Borrower and the other Credit Parties.


                                   ARTICLE 5
                             AFFIRMATIVE COVENANTS

     Borrower covenants and agrees (for itself and its Subsidiaries) that, unless the Required Lenders and the Administrative Agent shall otherwise consent in writing, from and after the date hereof and until the Termination Date:

     SECTION 5.01. Maintenance of Existence and Conduct of Business. Borrower
                   ------------------------------------------------
shall (and shall cause each of its Subsidiaries, other than Inactive Subsidiaries, to): (a) except in the case of a Subsidiary that is permitted to merge out of existence pursuant to Section
                                                                     -------
6.02, do or cause to be done all things necessary to preserve and keep in full
----
force and effect its corporate existence and its rights and franchises; (b) continue to conduct its business substantially as now conducted or as otherwise permitted hereunder; (c) at all times maintain, preserve and protect all of its Intellectual Property material to the conduct of its business, and preserve all the remainder of its Property material to the conduct of its business, and keep the same in good repair, working order and condition (taking into consideration ordinary wear and tear), and (d) transact business only under the names set forth in Schedule 3.02 or such other names as Borrower shall notify
         -------------
Administrative Agent in accordance with the terms of Section 6(a) of the Security Agreement.

     SECTION 5.02.  Payment of Charges and Claims.  Borrower shall (and shall
                    -----------------------------
cause each of its Subsidiaries to) pay and discharge, or cause to be paid and discharged in accordance with the terms thereof, (a) all Charges imposed upon it or any such Subsidiary or its or their income and profits, or any of its Property (real, personal or mixed), and (b) all lawful claims for labor, materials, supplies and services or otherwise, which if unpaid by law become a Lien on its Property; provided, that Borrower or any such Subsidiary shall not
                      --------
be required to pay any such Charge or claim which is being contested in good faith by proper legal actions or proceedings, so long as at the time of commencement of any such action or proceeding and during the pendency thereof
(i) no Default or Event of Default shall have occurred and be continuing, (ii) adequate reserves with respect thereto are established and are maintained in accordance with GAAP, (iii) such contest operates to suspend collection of the contested Charges or claims and is maintained and prosecuted continuously with diligence, (iv) none of the Collateral having a value in excess of $1,000,000 would be subject to forfeiture or loss by reason of the institution or prosecution of such contest, and (v) Borrower shall promptly pay or discharge such contested Charges and all additional charges, interest penalties and expenses, if any, and shall deliver to Administrative Agent evidence reasonably acceptable to Administrative Agent of such compliance, payment or discharge, if such contest is terminated or discontinued adversely to Borrower.

     SECTION 5.03. Books and Records.  Borrower shall (and shall cause each of
                   -----------------
its Subsidiaries to) keep adequate records and books of account with respect to its business activities, in which proper entries, reflecting all of its consolidated and consolidating financial transactions, are made in accordance with GAAP and on a basis consistent with the 1997 Audited Financial Statements.

     SECTION 5.04.  Litigation.  Borrower shall notify the Administrative Agent
                    ----------
in writing, promptly upon learning thereof, of any litigation, suit, administrative proceeding or other action commenced or threatened in writing against Borrower or any Subsidiary of Borrower, which (a) involves an amount in excess of $1,000,000, or (b) would be a Material Adverse Event if adversely determined.

     SECTION 5.05.  Insurance.
                    ---------

          (a) Borrower shall, at its sole cost and expense, maintain or cause to be maintained for itself and each of its Subsidiaries policies of insurance in such amounts and as otherwise described in Annex E. In the event Borrower at
                                           -------
any time or times hereafter shall fail to obtain or maintain (or fail to cause to be obtained or maintained) any of the policies of insurance required above or to pay any premium in whole or in part relating thereto, the Administrative Agent, without waiving or releasing any Obligations or any Default or Event of Default hereunder, may at any time or times thereafter (but shall not be obligated to) obtain and maintain such policies of insurance and pay such premium and take any other action with respect thereto which the Administrative Agent deems advisable. All sums so disbursed, including reasonable attorneys' fees, court costs and other charges related thereto, shall be payable, on demand, by Borrower to the Administrative Agent and shall be additional Obligations hereunder secured by the Collateral, provided, that, if and to the
                                                 --------
extent Borrower fails promptly to pay any of such sums upon the Administrative Agent's demand therefor, the Administrative Agent is authorized to, and at its option may, make or cause to be made Revolving Credit Advances on behalf of Borrower for payment thereof.

          (b) The Administrative Agent and the Required Lenders reserve the right at any time, upon review of Borrower's risk profile, to require additional forms and limits of insurance adequate, in the Administrative Agent's or the Required Lenders' reasonable opinion, to protect the interests of Lenders, provided that the same is available on commercially reasonable terms. Borrower shall, if so requested by the Administrative Agent or the Required Lenders, deliver to the Administrative Agent and the Lenders, as often as the Administrative Agent and the Required Lenders may reasonably request, a report of a reputable insurance broker reasonably satisfactory to the Administrative Agent or the Required Lenders with respect to the existence and scope of coverage of its insurance policies.

          (c) Borrower shall deliver to the Administrative Agent certificates of insurance evidencing its compliance with this Section 5.05, together with
                                              ------------
endorsements to all of its and its Subsidiaries' (i) "All Risk" insurance covering the Collateral and business interruption insurance naming the Administrative Agent as loss payee as its interest appears, for the ratable benefit of the Lenders, and (ii) general liability and other liability policies naming the Agents and the Lenders as additional insured.

     SECTION 5.06.  Compliance with Laws.  Borrower shall (and shall cause each
                    --------------------
of its Subsidiaries to) comply with all federal, state and local laws, permits and regulations applicable to it, including those relating to health care; health care licensing, permits and accreditation; ERISA and labor matters; and the filing of tax returns and payment of taxes (including, without limitation, the withholding, collection, payment and deposit of employees' income, unemployment and Social Security taxes), except in each case to the extent that a failure to so comply with any laws, permits and regulations relating to health care and to health care licensing, permits and accreditation would not be a Material Adverse Event with respect to Borrower or any Material Subsidiary, and to the extent that a failure to so comply with any other laws, permits and regulations would not be a Material Adverse Event.

     SECTION 5.07.  Agreements.  Borrower shall (and shall cause each of its
                    ----------
Subsidiaries to) perform, within all required time periods (after giving effect to any applicable grace periods), all of its obligations and enforce all of its rights under each agreement, contract, instrument or other document to which it is a party, except in each case to the extent that any such failure to so perform or enforce would not be a Material Adverse Event. Borrower shall not (and shall not permit any of its Subsidiaries to) terminate or modify any provision of any agreement, contract, instrument or other document to which it is a party, except in each case to the extent that any such termination or modification would not be a Material Adverse Event. Borrower shall (and shall cause each of the other Credit Parties to) perform and comply with all obligations in respect of Accounts, except in each case to the extent that any failure so to perform or comply could materially adversely affect the collectibility of any material portion thereof.

     SECTION 5.08. Environmental Matters.  Borrower and each other Credit
                   ---------------------
Party shall, and shall cause each other Person leasing, occupying or operating any of the Real Property (to the extent that any such other Person is within its control) to: (a) conduct its operations and keep and maintain its Real Property in compliance with all Environmental Laws and Environmental Permits, except in each case to the extent that any such noncompliance would not be a Material Adverse Event; (b) implement any and all investigation, remediation, removal and response actions which are reasonably appropriate or necessary to maintain the value and marketability of the Real Property or to comply with Environmental Laws and Environmental Permits pertaining to the presence, generation, treatment, storage, use, disposal, transportation or Release of any Hazardous Material on, at, in, under, above, to, from or about any of its Real Property;
(c) notify the Administrative Agent promptly after Borrower or such Credit Party becomes aware of any violation of Environmental Laws or Environmental Permits or any Release on, at, in, under, above, to, from or about any Real Property which is reasonably likely to result in Environmental Liabilities in excess of $1,000,000; and (d) promptly forward to the Administrative Agent a copy of any order, notice, request for information or any communication or report received by Borrower or such Credit Party in connection with any such violation or Release or any other matter relating to any Environmental Laws or Environmental Permits that could reasonably be expected to result in Environmental Liabilities in excess of $1,000,000, in each case whether or not the Environmental Protection Agency or any Governmental Authority has taken or threatened any action in connection with any such violation, Release or other matter. If the Administrative Agent at any time has a reasonable basis to believe that there may be a violation of any Environmental Laws or Environmental Permits by any Credit Party or any Environmental Liability arising thereunder, or a Release of Hazardous Materials on, at, in, under, above, to, from or about any of its Real Property, which, in each case, would be a Material Adverse Event, then each Credit Party shall, upon the Administrative Agent's written request (i) cause the performance of such environmental audits including subsurface sampling of soil and groundwater, and preparation of such environmental reports, at Borrower's expense, as the Administrative Agent may from time to time request, which shall be conducted by reputable environmental consulting firms acceptable to the Administrative Agent and shall be in form and substance acceptable to the Administrative Agent, and (ii) permit the Administrative Agent or its representatives to have access to all Real Property for the purpose of conducting such environmental audits and testing as the Administrative Agent deems appropriate, including subsurface sampling of soil and groundwater. Borrower shall reimburse the Administrative Agent for the reasonable costs of such audits and tests and the same will constitute a part of the Obligations secured hereunder.

     SECTION 5.09. Certain Obligations Respecting Subsidiaries.  Except with
                   -------------------------------------------
respect to Subsidiaries that are not the surviving corporation in any merger permitted under Section 6.02 or whose Stock is the subject of a disposition
                ------------
permitted under Section 6.08, Borrower shall (and shall  cause each of its
                ------------
Subsidiaries to) take such action from time to time as shall be necessary to ensure that each of the other Credit Parties (excluding Gulf Coast Treatment Center) is a direct or indirect wholly-owned Subsidiary of Borrower and that at least ninety-six percent (96%) of the Stock of Gulf Coast Treatment Center remains owned by Borrower or another Credit Party.

     SECTION 5.10.  Application of Proceeds.  Borrower shall use the proceeds
                    -----------------------
of Revolving Credit Advances and the Term Loans as provided in Section 1.05.
                                                               ------------

     SECTION 5.11.  Fiscal Year.  Borrower shall (and shall cause each of its
                    -----------
Subsidiaries to) maintain as its fiscal year the twelve month accounting period ending on June 30 of each year.

     SECTION 5.12.  Casualty and Condemnation.
                    -------------------------

          (a) Borrower shall (and shall cause each of the other Credit Parties to) promptly notify the Administrative Agent of any material loss, damage or destruction to any material Collateral, whether or not covered by insurance. Effective after the occurrence and at all times during the continuation of an Event of Default, (i) Borrower hereby directs all present and future insurers under its and each of its Subsidiaries' policies of insurance covering the Collateral to pay all proceeds payable thereunder directly to the Administrative Agent as its interest appears, for the ratable benefit of the Lenders; and (ii) Borrower and each of the other Credit Parties irrevocably makes, constitutes and appoints the Administrative Agent (and all officers, employees or agents designated by the Administrative Agent) as its true and lawful agent and attorney-in-fact for the purpose of making, settling and adjusting claims under the policies of insurance covering the Collateral, endorsing the name of Borrower or any of the other Credit Parties on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance covering the Collateral, and for making all determinations and decisions with respect to such policies of insurance covering the Collateral. The Administrative Agent shall have no duty to exercise any rights or powers granted to it pursuant to the foregoing power-of-attorney. If, notwithstanding the provisions hereof which require that the Administrative Agent be the sole loss payee, a check or other instrument from an insurer is made payable to Borrower or any other Credit Party or to Borrower or any other Credit Party and the Administrative Agent jointly, the Administrative Agent may endorse Borrower's or such other Credit Party's name thereon and take such other action as the Administrative Agent may elect to obtain the proceeds thereof.

          (b) Borrower shall (and shall cause each of the other Credit Parties
to), promptly upon learning of the institution of any proceeding for the condemnation or other taking of any material portion of its or such Credit Party's Property, notify the Administrative Agent of the pendency of such proceeding, and Borrower agrees that the Administrative Agent may participate in any such proceeding and charge the expense thereof to Borrower in accordance with Section 11.03, and that Borrower from time to time will deliver to the
     -------------
Administrative Agent all instruments reasonably requested by the Administrative Agent to permit such participation. After the occurrence and during the continuation of an Event of Default, the Administrative Agent is hereby authorized to prosecute, compromise or settle any such proceeding and to collect any and all awards, payments or other proceeds of any such condemnation or taking.

          (c) After deducting the expenses, if any, reasonably incurred by the Administrative Agent in the collection or handling of any insurance or condemnation proceeds pursuant to paragraphs (a) or (b) above, the Administrative Agent may, at its option, either (i) apply such proceeds to the prepayment of the Loans in accordance with Section 1.04(f)(i) and (g) above, or
                                           ------------------     ---
(ii) permit or require the applicable Credit Party to use such money, or any part thereof, to replace, repair, restore or rebuild the Collateral in a diligent and expeditious manner with materials and workmanship of substantially the same quality as existed before the loss, damage, destruction or condemnation; provided, however, that if no Default or Event of Default has
              --------  -------
occurred and is continuing and (assuming that the Property is replaced, restored, repaired or rebuilt with such proceeds) the casualty or condemnation giving rise to such proceeds is not a Material Adverse Event, the Administrative Agent shall permit the applicable Credit Party to elect whether to replace, restore, repair or rebuild the Property and, if such Credit Party elects to do so, shall permit such Credit Party to retain up to $1,000,000 of such proceeds for such purpose (in addition to any portion thereof permitted to be retained by Borrower pursuant to Section 5.13(a) below) and shall establish a Reserve in
                     ---------------
such amount, reducing such Reserve upon receipt from Borrower of evidence satisfactory to the Administrative Agent that such funds have been expended for such purpose. In the event that the applicable Credit Party elects not to replace, restore, repair or rebuild the Property, or elects to do so but has not completed or entered into binding agreements to complete such replacement, restoration, repair or rebuilding within 180 days after such casualty or condemnation, the Administrative Agent may apply such insurance proceeds to the prepayment of the Loans in accordance with Section 1.04(f)(i) and (g) above.
                                           ------------------     ---
All insurance or condemnation proceeds, if any, in excess of the amount permitted to be retained by such Credit Party and which are otherwise to be made available to a Credit Party to replace, repair, restore or rebuild the Collateral shall be applied by the Administrative Agent to reduce the outstanding principal balance of the Revolving Credit Loan (which application shall not result in a permanent reduction of the Revolving Credit Commitments) and, upon such application, the Administrative Agent shall establish a Reserve against the Borrowing Base in an amount equal to the amount of such proceeds so applied. Thereafter, such funds shall be made available to the applicable Credit Party, after the expenditure in full for such purpose of all funds permitted to be retained by such Credit Party, to provide funds to replace, repair, restore or rebuild the Collateral as follows: (i) Borrower shall request a Revolving Credit Advance in the amount requested to be released; (ii) so long as the conditions set forth in Section 2.02 have been met, the Revolving Lenders
                               ------------
shall make such Revolving Credit Advance; and

(iii) the Reserve established with respect to such proceeds shall be reduced by the amount of such Revolving Credit Advance. To the extent not used to replace, repair, restore or rebuild the Collateral, such proceeds shall be applied by the Administrative Agent to the prepayment of the Loans in accordance with Section
                                                                       -------
1.04(f)(i) and (g) above.
----------     ---

     SECTION 5.13.  Application of Certain Proceeds.  Borrower shall apply all
                    -------------------------------
Net Cash Proceeds of insurance or condemnation received by it pursuant to
Section 5.12 (to the extent not permitted to be retained by Borrower or another
------------
Credit Party for the uses permitted by Section 5.12(c)), and all Net Cash
                                       ---------------
Proceeds of any sale or other disposition of assets permitted pursuant to
Section 6.08, as follows (it being understood that, to the extent that the
------------
Administrative Agent receives any such Net Cash Proceeds that Borrower or another Credit Party is permitted to retain pursuant to any provision of this Agreement, it will make such Net Cash Proceeds available to Borrower or such other Credit Party for the purposes permitted thereby):

          (a) Provided that no Default or Event of Default has occurred and is continuing, Borrower may retain the first $250,000 in the aggregate of any Net Cash Proceeds received during any Fiscal Year under Section 5.12(c) or Section
                                                    ---------------    -------
6.08(b), (c) or (d), and such amounts shall not be subject to the requirements
-------  ---    ---
of Section 1.04(f).  Additionally, provided that no Default or Event of Default
   ---------------
has occurred and is continuing, if any amount otherwise required to be remitted to the Administrative Agent at any time under paragraphs (b), (c), (d), (e) and
(g) of this Section 5.13 is less than $250,000, then Borrower shall not be
            ------------
required to remit such funds to the Administrative Agent for application to the prepayment of the Loans until such time as the cumulative amounts required to be remitted thereunder equal or exceed $250,000, in which case Borrower shall remit such cumulative amounts to the Administrative Agent for application to the Loans, in integral multiples of $250,000, and shall be entitled to retain any excess until the cumulative amounts required to be remitted hereunder and not yet remitted once again equal or exceed $250,000.

          (b) Subject to the provisions of paragraph (a) above, Borrower shall remit to the Administrative Agent all of the Net Cash Proceeds of insurance or condemnation described in Section 5.12(c) above that are received by Borrower or
                          ---------------
any Credit Party, but that Borrower or such Credit Party is not entitled to retain for the purposes set forth therein, and the Administrative Agent shall apply all of such proceeds to the prepayment of the Loans in accordance with
Section 5.12(c) hereof.
---------------

          (c) Borrower shall remit to the Administrative Agent all of the Net Cash Proceeds received upon the sale of Meadowlake Hospital in accordance with
Section 6.08(a), without regard to the limitations set forth in paragraph (a)
---------------
above, and, provided that no Default or Event of Default has occurred and is continuing, the Administrative Agent shall apply the first $1,000,000 thereof to the prepayment of the Loans in accordance with Section 1.04(f)(i) and (g)
                                               ------------------     ---
hereof, and shall apply any balance thereof against the outstanding principal amount, if any, of the Revolving Credit Loan, until paid in full (but without any corresponding reduction in the Revolving Credit Commitments).

          (d) Subject to the provisions of paragraph (a) above, Borrower shall remit to the Administrative Agent all of the Net Cash Proceeds received upon the sale of Three Rivers Hospital or the Stock of Ramsay Louisiana, Inc. in accordance with Section 6.08(b), and, provided that no Default or Event of
                ---------------
Default has occurred and is continuing, the Administrative Agent shall apply such proceeds as follows: (i) if at the time of such sale Borrower has not provided to the Administrative Agent all documents required by paragraph 2(h) of Annex D with respect to Bayou Oaks Hospital, then all of such proceeds shall be
-------
applied to the prepayment of the Loans in accordance with Section 1.04(f)(i) and
                                                          ------------------
(g) hereof; and (ii) if at the time of such sale Borrower has provided such
---
documents to the Administrative Agent, then all of such proceeds shall be applied against the outstanding principal amount, if any, of the Revolving Credit Loan, until paid in full (but without any corresponding reduction in the Revolving Credit Commitments).

          (e) Subject to the provisions of paragraph (a) above, provided that no Default or Event of Default has occurred and is continuing, Borrower shall remit to the Administrative Agent the Net Cash Proceeds received upon any sale of Stock or assets permitted by Section 6.08(c), in such amounts, and at such time
                             ---------------
or times, as follows: (i) on the date of receipt thereof, Borrower shall remit to the Administrative Agent all or such portion of such Net Cash Proceeds as Borrower has not, on or before such date, notified the Administrative Agent in writing that it contemplates utilizing within one hundred eighty (180) days following the date of receipt thereof in connection with one or more Permitted Acquisitions, specifying in as much detail as is reasonably practicable the nature of the contemplated Acquisition or Acquisitions and the amount of such Net Cash Proceeds to be held for utilization in each, (ii) on or before the date which is ninety (90) days following the date of receipt thereof, Borrower shall remit to the Administrative Agent all or such portion of such Net Cash Proceeds as Borrower has not committed to spend pursuant to one or more letters of intent or definitive agreements for Permitted Acquisitions entered into on or before such date, (iii) on or before the date which is one hundred eighty (180) days following the date of receipt thereof, Borrower shall remit to the Administrative Agent all or such portion of such Net Cash Proceeds as Borrower has not spent in the consummation of one or more Permitted Acquisitions on or before such date, and (iv) if earlier than the dates specified in clauses (ii) and (iii) above, on the date that Borrower actually enters into a letter of intent or definitive agreement for or consummates a Permitted Acquisition, Borrower shall remit to the Administrative Agent that amount, if any, by which the Net Cash Proceeds actually committed or spent pursuant thereto are less than the amount held by Borrower in contemplation of such Permitted Acquisition pursuant to clause (i) hereof; provided, however, that Borrower shall not be
                               --------  -------
required to remit to the Administrative Agent any proceeds under any clause of this paragraph (e) that it is otherwise permitted to retain pursuant to this paragraph (e) in respect of any other Permitted Acquisition. The Administrative Agent shall apply all Net Cash Proceeds required to be remitted to it pursuant to this paragraph (e) to the prepayment of the Loans in accordance with Section
                                                                        -------
1.04(f)(i) and (g) hereof.
----------     ---

          (f) Subject to the provisions of Section 6.01 hereof, Borrower or any
                                           ------------
other Credit Party shall be entitled to utilize any proceeds applied to the Revolving Credit Loan pursuant to paragraphs (c) and (d) above and any proceeds not required to be remitted to the Administrative Agent pursuant to paragraph
(e) above for one or more Permitted Acquisitions.

          (g) Subject to the provisions of paragraph (a) above, Borrower shall remit to the Administrative Agent all of the Net Cash Proceeds of each sale of assets pursuant to Section 6.08(d), for application to the prepayment of the
                   ---------------
Loans in accordance with Section 1.04(f)(i) and (g) hereof.
                         ------------------     ---

          (h) Notwithstanding anything to the contrary set forth in this Agreement, at any time while a Default or Event of Default shall have occurred and be continuing or following the Revolving Credit Commitment Termination Date, Borrower shall have no right to retain any proceeds of Collateral and the Administrative Agent may apply all such proceeds in accordance with Section 1.12
                                                                    ------------
hereof.

     SECTION 5.14.  Additional Mortgaged Properties; Additional Credit Parties.
                    ----------------------------------------------------------

          (a) In the event that, subsequent to the Closing Date, Borrower or any other Credit Party intends to acquire or lease any Real Property that, when acquired or leased, would have a book or fair market value in excess of $1,500,000, Borrower shall, or shall cause such other Credit Party to, notify the Administrative Agent of such intent as soon as is reasonably practicable prior to the acquisition or lease of such Real Property. At the request of the Administrative Agent or the Required Lenders, Borrower shall, or shall cause such other Credit Party to, execute and deliver a mortgage, leasehold mortgage or other appropriate instrument with respect to such Real Property, substantially identical to the Mortgages, and provide all relevant documentation with respect thereto and take such other actions as would have been provided and taken pursuant to paragraph 2(h) of Annex D if such Real Property had
                                    -------
constituted Mortgaged Property on the Closing Date. Borrower agrees that, following the taking of the actions with respect to any Real Property required by this paragraph (a), the Administrative Agent shall have a valid and enforceable first priority Lien on such Real Property, free and clear of all defects and encumbrances except for Permitted Encumbrances of the types described in paragraphs (a) and (i) of the definition thereof and others acceptable to the Administrative Agent in its reasonable discretion. All actions to be taken pursuant to this Section 5.14(a) shall be at the expense of
                                     ---------------
Borrower or the applicable Credit Party, shall be taken to the reasonable satisfaction of the Administrative Agent, and shall be taken within thirty (30) days after the date of closing a Permitted Acquisition, if such Real Property is acquired in connection with a Permitted Acquisition, and otherwise shall be taken within sixty (60) days following receipt of a request from the Administrative Agent or the Required Lenders.

          (b) In the event that, subsequent to the Closing Date, any Person becomes a Credit Party, whether pursuant to a Permitted Acquisition or otherwise, Borrower shall cause such Person (i) to become a party to this Agreement, the Subsidiary Guaranty, the Security Agreement and the Stock Pledge Agreement, (ii) to provide all relevant documentation with respect thereto and to take such other actions as such Credit Party would have provided and taken pursuant to Annex D if such Credit Party had been a Credit Party on the Closing
            -------
Date; and (iii) if such Credit Party owns or leases any Real Property having a book or fair market value in excess of $1,500,000, to comply with paragraph (a) hereof with respect to such Real Property. Borrower agrees that, following the delivery of any Collateral Documents required to be executed and delivered by this Section 5.14(b),
     ---------------
the Administrative Agent shall have a valid and enforceable first priority Lien on the respective Collateral covered thereby, free and clear of all Liens other than Permitted Liens. All actions to be taken pursuant to this Section 5.14(b)
                                                               ---------------
shall be at the expense of Borrower or the applicable Credit Party, shall be taken to the reasonable satisfaction of the Administrative Agent, and shall be taken within thirty (30) days following the date such Person becomes a Credit Party, whether pursuant to an Acquisition or otherwise.

     SECTION 5.15.  Redemption of Bonds.  Borrower shall:
                    -------------------

          (a) not later than October 1, 1997, call for redemption on November 3, 1997 the Greenbrier Bonds and the Gulf Coast Bonds, and not later than October 31, 1997, call for redemption on December 1, 1997 the Coastal Carolina Bonds, in each case in accordance with the procedures set forth in the Greenbrier Indenture, the Gulf Coast Indenture and the Coastal Carolina Indenture, respectively; and

          (b) not later than November 7, 1997, cause to be redeemed the Greenbrier Bonds and the Gulf Coast Bonds, and not later than December 5, 1997, cause to be redeemed the Coastal Carolina Bonds, in each case by a drawing on the appropriate SocGen Letter of Credit and in accordance with the procedures set forth in the Greenbrier Indenture, the Gulf Coast Indenture and the Coastal Carolina Indenture, respectively.

     SECTION 5.16.  Permits, Etc.    Borrower shall (and shall cause each of its
                    -------------
Subsidiaries, other than Inactive Subsidiaries, to) (i) obtain and maintain all permits, licenses, certifications, accreditations, and other approvals as may be necessary for the operation of the business of Borrower and each of its Material Subsidiaries under applicable law, except in each case to the extent that a failure to obtain or maintain any of such permits, licenses, certifications, accreditations or other approvals would not be a Material Adverse Event with respect to Borrower or any Material Subsidiary; and (ii) obtain and maintain its qualification for participation in and the receipt of reimbursement under Medicare, Medicaid and any other federal, state or local governmental health benefit program or commercial health benefit program providing for payment or reimbursement for services rendered by such Person, as applicable, except in each case to the extent that the loss or relinquishment of such qualification does not constitute a Material Adverse Event with respect to Borrower or any Material Subsidiary. Borrower will promptly furnish or cause to be furnished to the Administrative Agent copies of all reports and correspondence it or any of its Material Subsidiaries sends or receives relating to any loss or revocation (or threatened loss or revocation) of any permit, license, certification, accreditation, approval or qualification required to be maintained pursuant to this Section 5.16.
     ------------

     SECTION 5.17.  Further Assurances.  Borrower and each other Credit Party
                    ------------------
agrees, at such Credit Party's expense and upon the reasonable request of the Administrative Agent, to duly execute and deliver, or cause to be duly executed and delivered, to the Administrative Agent such further instruments and do and cause to be done such further acts as may be necessary or desirable in the reasonable opinion of the Administrative Agent to carry out more effectually the provisions and purposes of this Agreement or any other Loan Document.

     SECTION 5.18.  Ramsay Common Stock Subscription Agreement.  Borrower
                    ------------------------------------------
shall perform all of its obligations under the Ramsay Common Stock Subscription Agreement and shall enforce all of the obligations of Ramsay Holdings under the Ramsay Common Stock Subscription Agreement in accordance with their terms.


                                   ARTICLE 6
                              NEGATIVE COVENANTS

     Borrower covenants and agrees (for itself and its Subsidiaries) that, unless the Required Lenders and the Administrative Agent shall otherwise consent in writing, from and after the date hereof and until the Termination Date:

     SECTION 6.01. Acquisitions.  Borrower will not, and will not permit any
                   ------------
of its Subsidiaries to, make any Acquisition, except that Borrower and the other Credit Parties may make Acquisitions of any assets or Person (the "Target") (in
                                                                   ------
each case a "Permitted Acquisition"), subject to the satisfaction of each of the
             ---------------------
following conditions:

          (a) such Permitted Acquisition shall only involve assets (i) located in the United States or consisting of Stock of a corporation incorporated in the United States and conducting business in the United States, and (ii) comprising a health care business, or assets with which to conduct a health care business, or 100% of the capital Stock of a Person conducting a health care business;

          (b) such Permitted Acquisition shall be consensual and shall have been approved by the Target's board of directors, if a corporation, and otherwise by such other body or Person as shall have the necessary authority to so approve;

          (c) the aggregate of (i) the cash consideration paid by Borrower or any of the other Credit Parties in respect of such Permitted Acquisition, (ii) the principal amount of any Indebtedness incurred by Borrower or any other Credit Party in connection with such Permitted Acquisition (without duplication as to any Revolving Credit Advance or other Indebtedness incurred to fund any of the cash consideration included in clause (i) and excluding any "earn out" obligation permitted pursuant to paragraph (e) below, to the extent that such obligation is not required to be reflected as a liability on a consolidated balance sheet of Borrower in accordance with GAAP), (iii) the amount of any Indebtedness of the Target that, immediately after the consummation of such Permitted Acquisition, would be reflected on a consolidated balance sheet of Borrower in accordance with GAAP, and (iv) the amount of the Target's working capital deficit (i.e., the excess, if any, of the Target's current liabilities
                 ----
(excluding the current portion of long term debt) over its current assets) that, immediately after the consummation of such Permitted Acquisition, would be reflected on a consolidated balance sheet of Borrower in accordance with GAAP, shall not exceed $2,000,000 with respect to each Permitted Acquisition or $4,000,000 in the aggregate for all such Permitted Acquisitions during any Fiscal Year; provided, however, that for so long as Borrower's EBITDA for the
             --------  -------
Rolling Four Quarter Period for which Borrower has most recently provided a Compliance Certificate to the Administrative Agent pursuant to Annex F equals or
                                                               -------
exceeds $15,000,000, Borrower may apply the Net Cash Proceeds of asset sales permitted pursuant to Section 6.08 to such Permitted Acquisition, to the extent
                      ------------
not required by Section 5.13(c), (d) or (e) to be applied to the Loans in
                ---------------  ---    ---
accordance with Sections 1.04(f)(i) and (g) hereof, in addition to any amounts
                -------------------     ---
otherwise permitted by the foregoing dollar limitations.

          (d) the aggregate consideration paid by Borrower or any of the other Credit Parties in respect of such Permitted Acquisition, including (i) the consideration described in paragraph (c) above, plus (ii) the value of any Stock
                                                ----
issued by Borrower in connection with such Permitted Acquisition, shall not exceed $5,000,000 with respect to each Permitted Acquisition or $15,000,000 in the aggregate for all such Permitted Acquisitions during any Fiscal Year;

          (e) the consideration payable in respect of such Permitted Acquisition does not include any "earn out" or other contingent payment obligation, unless such "earn out" or other contingent payment obligation: (i) is an obligation solely of Borrower, and is not guaranteed by any Subsidiary of Borrower; is unsecured; and, when aggregated with any other such obligation then outstanding, does not cause the maximum amounts payable under all such obligations to exceed $5,000,000, and (ii) is calculated solely with reference to increases in the Target's EBITDA over that historically achieved by the Target and does not exceed the amount of any such increase;

          (f) at the time of such Permitted Acquisition, no Default or Event of Default shall have occurred and be continuing or would result therefrom;

          (g) such Permitted Acquisition shall be permitted under the terms of the Bridge Note Purchase Agreement or the Senior Subordinated Note Agreement, whichever is then outstanding;

          (h) the Target shall not have incurred an operating loss for the trailing twelve-month period preceding the date of the Permitted Acquisition, as determined based upon the Target's financial statements for its most recently completed fiscal year and its most recent interim financial period completed within sixty (60) days prior to the date of consummation of such Permitted Acquisition;

          (i) the business, assets and Stock acquired in such Permitted Acquisition shall each be free and clear of all Liens (other than Permitted Liens);

          (j) Borrower shall have performed a review of the financial statements of the Target and shall have determined that such financial statements present fairly in all material respects the financial position and results of operations of the Target as of the dates and for the periods covered by such financial statements;

          (k) Borrower shall have performed a due diligence review of the Target in a prudent manner and, based on such review, shall have determined that there is no regulatory or other issue in respect of the Target that could reasonably be expected materially and adversely to affect the ongoing operations of the Target;

          (l) Borrower shall have delivered to the Administrative Agent not less than 15 days prior to the consummation of the Permitted Acquisition:

               (i) a certificate of a Responsible Financial Officer of Borrower to the effect set forth in paragraphs (a)-(k) above, together with such supporting documentation as the Administrative Agent or the Required Lenders shall reasonably request;

               (ii) a five year projection of the balance sheet, income statement and cash flow statement of the Target;

               (iii)  a pro forma Compliance Certificate, as of the date and for
                        ---------
     the period covered by the most recent Compliance Certificate required to be delivered to the Administrative Agent pursuant to Annex F, prepared on a
                                                       -------
     pro forma basis as if (A) the Permitted Acquisition had occurred on the
     ---------
     first day of such period, (B) any sale or other disposition of Stock or assets occurring after the first day of such period, but on or before the date on which such Compliance Certificate is delivered, had occurred on the first day of such period; (C) any Indebtedness to be incurred by Borrower in connection with the Permitted Acquisition had been incurred as of the first day of such period, and (D) any Indebtedness to be repaid in connection with such Permitted Acquisition had been repaid as of the first day of such period;

               (iv) a copy of the definitive agreement for such Acquisition (or the latest draft thereof), together with all exhibits and schedules thereto; and

               (v) a certificate of a Responsible Financial Officer of Borrower to the effect that: (1) the Credit Party effecting the proposed Permitted Acquisition will be Solvent upon the consummation of the Permitted Acquisition; (2) Borrower's average daily Excess Borrowing Availability for the most recent month-end for which Borrower is required to deliver a Borrowing Base Certificate hereunder would have exceeded $4,000,000 on a pro forma basis (giving effect to such Permitted Acquisition and any
     ---------
     Revolving Credit Advance funded in connection therewith as if made on the first day of such period, but without including in the Borrowing Base any Eligible Accounts of the Target unless the Administrative Agent has reviewed such Eligible Accounts and, in its reasonable judgment, found them to be of similar quality to the Eligible Accounts of the Credit Parties) and such Excess Borrowing Availability of $4,000,000 (determined on the same basis) shall continue through and including the date of consummation of such Permitted Acquisition; and (3) based on the Compliance Certificate most recently delivered to the Administrative Agent pursuant to Annex F and the pro forma Compliance Certificate delivered to
                 -------         ---------
     the Administrative Agent pursuant to clause (iii) above, Borrower will be in compliance with the financial covenants set forth in Annex G after
                                                             -------
     giving effect to the Permitted Acquisition;

          (m) Borrower shall have delivered to the Administrative Agent not less than three Business Days prior to the consummation of the proposed Acquisition (if not previously delivered pursuant to paragraph (l)(iv) above), a copy of the definitive agreement for such Acquisition, together with all exhibits and schedules thereto;

          (n) Neither Borrower nor any other Credit Party shall be subject to a confidentiality agreement with respect to the proposed Acquisition that shall prohibit Borrower or such Credit Party from making available to the Administrative Agent, its counsel and the Lenders any information regarding the Target or the proposed Acquisition;

          (o) within 30 days after the date of such Permitted Acquisition, Borrower shall comply with the requirements of Section 5.14 hereof; and
                                               ------------

          (p) on or before the date of such Permitted Acquisition, the Administrative Agent shall have received, in form and substance reasonably satisfactory to the Administrative Agent, all opinions, certificates, lien search results and other documents reasonably requested by the Administrative Agent;

provided, however, that Borrower may consummate the proposed Acquisition of
--------  -------
Summa Health Care Group, Inc., substantially on the terms and conditions set forth in the Summa Merger Agreement, without regard to the foregoing provisions of this Section 6.01 other than those set forth in paragraphs (f), (g), (i),
        ------------
(m), (n) and (o) above.

     SECTION 6.02. Mergers, Subsidiaries, Intercompany Transfers, Etc.
                   ---------------------------------------------------
Borrower shall not (nor permit any of its Subsidiaries to), directly or indirectly, by operation of law or otherwise: (a) merge with, consolidate with, or otherwise combine with, any Person, other than (i) a merger effecting a Permitted Acquisition, (ii) a merger effecting a disposition of Stock permitted by Section 6.08, (iii) a merger or consolidation between or among any of
   ------------
Borrower's Subsidiaries in which a Credit Party is the surviving entity (other than a merger of RMCI with or into any other Subsidiary) or between or among Inactive Subsidiaries, or (iv) a merger or consolidation between Borrower and any of its Subsidiaries (other than RMCI) in which Borrower is the surviving entity; (b) permit any of its Inactive Subsidiaries to acquire any material assets or conduct any material business unless such Inactive Subsidiary concurrently becomes a Credit Party and complies with the requirements of
Section 5.14 hereof; (c) transfer any Mortgaged Real Estate to any of Borrower's
------------
Subsidiaries; or (d) transfer any assets to any of Borrower's Subsidiaries, other than (i) transfers of Stock or assets to a Credit Party not prohibited by clause (c); (ii) Investments permitted by Section 6.03(c) and (e); and (iii)
                                          ---------------     ---
transactions permitted by Section 6.05(c), (d), (e) and (f).
                          ---------------  ---  ---     ---

     SECTION 6.03. Investments.  Borrower shall not (nor permit any of its
                   -----------
Subsidiaries to), directly or indirectly, make or maintain any Investment except: (a) Cash Equivalents; (b) time deposits maturing no more than 30 days from the date of creation thereof with a Lender or A-rated banks; (c) Investments in Credit Parties (limited, in the case of loans to RMCI, to the extent set forth in Section 6.05(c)); (d) Investments in Subsidiaries that are
                    ---------------
not Credit Parties to the extent outstanding on the Closing Date and, in the case of TCV, other Investments to the extent set forth in Section 6.05(d); (e)
                                                          ---------------
Investments in Permitted Joint Ventures (other than TCV) not to exceed $1,000,000 in the aggregate at any time outstanding; (f) Practice Guarantees (evidenced by written agreements), provided that the aggregate outstanding amount of Practice Guarantees and commitments to give Practice Guarantees shall not at any time exceed $1,000,000; (g) extensions of credit to patients, evidenced by Eligible Accounts for services rendered, made in the ordinary course of business and consistent with past practice; (h) other Investments outstanding on the date hereof and listed in Schedules 3.09 and 6.03; (i) the
                                             --------------     ----
purchase by Borrower or any other Credit Party of Stock of any Subsidiaries that are not directly or indirectly wholly-owned by Borrower on the Closing Date, provided that the aggregate amount paid by Borrower and all other Credit Parties
--------
for such Stock shall not exceed $1,000,000 in the aggregate; and (j) other Investments not exceeding $1,000,000 in the aggregate made during any Fiscal Year.

     SECTION 6.04. Indebtedness.  Borrower shall not (nor permit any of its
                   ------------
Subsidiaries to) create, incur, assume or permit to exist any Indebtedness, except: (a) the Obligations; (b) Deferred Taxes; (c) Capital Lease Obligations, Indebtedness secured by purchase money Liens permitted under Section 6.07(d),
                                                             ---------------
and other Indebtedness incurred during any Fiscal Year, provided that the aggregate outstanding principal amount of such Capital Lease Obligations and other Indebtedness permitted under this clause (c) shall not exceed $2,000,000;
(d) unfunded pension fund and other employee benefit plan obligations and liabilities to the extent they are permitted to remain unfunded under applicable law; (e) Indebtedness consisting of intercompany loans and advances made by (i) any Credit Party to any other Credit Party, (ii) by any Subsidiary that is not a Credit Party, to any Credit Party, (iii) to the extent permitted by Section
                                                                    -------
6.05(e), by any Credit Party to any Permitted Joint Venture, and (iv) by any
-------
Permitted Joint Venture to its Subsidiaries; (f) Guaranteed Indebtedness permitted by Section 6.06; (g) until not later than November 7, 1997,
             ------------
Indebtedness evidenced by the Greenbrier Bonds and the Gulf Coast Bonds and the reimbursement obligations with respect to the SocGen Letters of Credit related thereto; (h) until not later than December 5, 1997, Indebtedness evidenced by the Coastal Carolina Bonds and the reimbursement obligations with respect to the SocGen Letters of Credit related thereto; (i) any "earn out" or other contingent payment obligation permitted by Section 6.01(e); (j) the Bridge Notes; (k) the
                                ---------------
obligations evidenced by Article 3 of the Bridge Note Purchase Agreement; (l)
                         ---------
the Senior Subordinated Notes (provided that the Senior Subordinated Notes meet all of the requirements to qualify as Subordinated Indebtedness set forth in the definition thereof) or other Subordinated Indebtedness refinancing the Bridge Notes (including, without limitation, Indebtedness in favor of Ramsay Affiliates, provided that such Indebtedness meets all of the requirements to qualify as Subordinated Indebtedness in favor of Ramsay Affiliates set forth in the definition of Subordinated Indebtedness); and (m) any other Subordinated Indebtedness refinancing or replacing any Subordinated Indebtedness pursuant to clause (l) hereof.

     SECTION 6.05.  Affiliate and Employee Loans and Transactions.  Borrower
                    ---------------------------------------------
shall not (nor permit any of its Subsidiaries to) enter into any lending, borrowing or other commercial transaction with or make any payments or transfers of funds or assets (including payment of any management, consulting, advisory or similar fee) to, or issue any shares of Borrower's Stock, or any warrant, option or other right to acquire Shares of Borrower's Stock, or any securities convertible into Borrower's Stock to, any of its Affiliates; provided, that (a)
                                                             --------
Borrower may borrow money from Ramsay Affiliates, provided that the Indebtedness owed to any such Ramsay Affiliate is Subordinated Indebtedness, and repay such Subordinated Indebtedness in accordance with the terms thereof (including the subordination provisions); (b) the Credit Parties may engage in commercial transactions (including lending or borrowing transactions) between or among Credit Parties (other than Permitted Joint Ventures and RMCI); (c) the Credit Parties may engage in lending or borrowing transactions with RMCI provided that, prior to the Revolving Credit Commitment Adjustment Date, such transactions do not cause the intercompany accounts due to Borrower from RMCI to exceed $14,500,000 at any time; (d) the Credit Parties may engage in lending or borrowing transactions with TCV to the extent that such transactions do not cause the intercompany account due to Borrower from TCV to exceed $10,100,000 at any time; (e) the Credit Parties may make Investments in Permitted Joint Ventures to the extent permitted by Section 6.03(e) and, additionally, may provide legal, accounting, insurance and other shared services to the Permitted Joint Ventures of the types provided on the Closing Date and may lease Real Property to the Permitted Joint Ventures, all on terms that are no less favorable to the Credit Parties than might be obtained in an arm's-length transaction from a Person that is not an Affiliate of such Credit Party; (f) the Permitted Joint Ventures may engage in commercial transactions with their Subsidiaries on terms that are no less favorable to the Permitted Joint Ventures than might be obtained in an arm's-length transaction from a Person that is not an Affiliate of such Permitted Joint Venture; (g) the Credit Parties may extend loans to their respective officers, directors and employees in a maximum aggregate principal amount outstanding at any time for all officers, directors and employees of $1,000,000, other than loans to officers or directors to whom any other amount is due by a Credit Party that is not permitted to be paid to such officer or director by virtue of this Section 6.05, unless such loan is for
                                           ------------
a business purpose of such Credit Party that is unrelated to the circumstances of the other amount due to such officer or director; (h) Borrower may issue shares of Borrower's Stock, or any warrant, option or other right to acquire shares of Borrower's Stock, or any security convertible into Borrower's Stock, to any Affiliate on terms that are no less favorable to Borrower than might be obtained in an arm's-length transaction from a Person that is not an Affiliate of Borrower; (i) Borrower and its Subsidiaries may make Restricted Payments to the extent permitted under Section 6.15; (j) the Credit Parties may pay salary
                           ------------
and wages and provide stock options and other executive compensation to its executive officers, to the extent approved by Borrower's Board of Directors or the compensation committee thereof; (k) Borrower may pay reasonable and customary directors' fees to its directors; (l) the Credit Parties may pay reasonable legal fees and reasonable out-of-pocket expenses to Haythe & Curley for services rendered; (m) the Credit Parties may engage in other transactions between or among Credit Parties that are specifically permitted by Section 6.02;
                                                                   ------------
(n) RMCI may pay $50,000 of the sums due to Peter J. Evans referenced in paragraph 12 of Schedule 6.05 at any time and may pay the balance of the sums
                -------------
due to Peter J. Evans and the sums due to Luis E. Lamella referenced in paragraph 12 of Schedule 6.05 after the Revolving Credit Commitment
                   -------------
Adjustment Date; and (o) Borrower and Ramsay Acquisition Corp. may consummate the transactions contemplated by the Summa Merger Agreement. Set forth in
Schedule 6.05 is a list of all such lending, borrowing or other commercial
-------------
transactions existing or outstanding as of the Closing Date.

     SECTION 6.06. Guaranteed Indebtedness.  Borrower shall not (nor permit
                   -----------------------
any of its Subsidiaries to) incur any Guaranteed Indebtedness except: (a) by endorsement of instruments or items of payment for deposit to the general account of Borrower or such Subsidiary; (b) Guaranteed Indebtedness incurred for the benefit of Borrower or another Credit Party if Borrower or another Credit Party is permitted by this Agreement to incur the primary obligation (and such Guaranteed Indebtedness shall be treated as a primary obligation for all purposes hereof); (c) performance bonds or indemnities entered into in the ordinary course of business consistent with past practices; and (d) Guaranteed Indebtedness incurred in connection with Permitted Acquisitions, to the extent permitted by paragraph (c) of Section 6.01.
                              ------------

     SECTION 6.07.  Liens.  Borrower shall not (nor permit any of its
                   -----
Subsidiaries to) create or permit to exist any Lien on any of its properties or assets except for: (a) presently existing or hereafter created Liens in favor of the Administrative Agent to secure the Obligations; (b) Liens set forth in
Schedule 6.07 existing on the Closing Date; (c) Permitted Encumbrances; (d)
-------------
purchase money liens or purchase money security interests upon or in Equipment acquired by Borrower or such Subsidiary (other than Inactive Subsidiaries) in the ordinary course of business to secure the purchase price of such Equipment or otherwise to secure Indebtedness or Capital Lease Obligations permitted under
Section 6.04(c) incurred solely for the purpose of financing the acquisition of
---------------
such Equipment, so long as such Equipment is not a component, part or accessory installed on, or an accession, addition or attachment to, any other Equipment of Borrower or such Subsidiary (except other Equipment on which a security interest is permitted to exist under this clause (d)); and (e) extensions and renewals of Liens referred to in paragraphs (b) and (d) above, provided that any such extension or renewal Lien is limited to the property or assets covered by the Lien extended or renewed and does not secure Indebtedness in an amount greater than the amount of the outstanding Indebtedness secured thereby immediately prior to such extension, renewal or replacement.

     SECTION 6.08. Sale of Stock and Assets.  Borrower shall not (nor permit
                   ------------------------
any of its Subsidiaries to) sell, transfer, convey, assign or otherwise dispose of any of its properties or other assets, including the capital Stock of any of their respective Subsidiaries (whether in a public or a private offering or otherwise) or any of their Accounts, other than the following:

          (a) the sale of Meadowlake Hospital on the terms of the purchase option set forth in the Lease Agreement, dated as of August 1, 1997, by and between HSA and Baptist Healthcare of Oklahoma, Inc.;

          (b) the sale of Three Rivers Hospital or the Stock of Ramsay Louisiana, Inc. on such terms as shall be acceptable to Borrower, provided that at the time of such sale Borrower has provided to the Administrative Agent all documents required by paragraph 2(h) of Annex D with
                                        -------
respect to Bayou Oaks Hospital, and otherwise on the terms specified in clauses
(i)-(iv) of the proviso to paragraph (c) below with respect to other properties and assets;

          (c) the sale of other properties or assets (including the capital Stock of any of their respective Subsidiaries) having a fair market value of not more than $2,500,000 in the aggregate during any Fiscal Year, provided that, as
                                                              --------
to any such sale, (i) if any such sale is of Stock of a Subsidiary of Borrower, the sale is of not less than 100% of such Stock, (ii) the fair market value of the total consideration received by Borrower or any of its Subsidiaries in respect of each such sale is not less than the fair market value of the asset disposed of, (iii) 75% of the aggregate fair market value of the consideration payable to Borrower or its Subsidiary in respect of each such sale is paid in cash, and (iv) all shares of Stock, promissory notes and other instruments evidencing the remainder of such consideration are promptly pledged and delivered to the Administrative Agent with appropriate endorsements executed in blank;

          (d) the sale, transfer, conveyance or other disposition by a Credit Party of (i) any of its properties or assets that are obsolete or no longer used or useful in such Credit Party's business, having a fair market value not exceeding $1,000,000 in the aggregate in any Fiscal Year and (ii) other properties and assets, having a fair market value not exceeding $1,000,000 in the aggregate in any Fiscal Year;

          (e) the sale or other disposition of Investments; and

          (f) transfers of assets specifically permitted by Section 6.02(d),
                                                            ---------------
lending or borrowing transactions specifically permitted by Section 6.05(b), (c)
                                                            ---------------  ---
and (d) and Restricted Payments specifically permitted by Section 6.15;
    ---                                                   ------------

provided, in each case, that the proceeds of any such sale or other disposition
--------
are applied in the manner set forth in Section 5.13.
                                       ------------

All determinations of fair market value shall be made in good faith by Borrower's board of directors for the purposes of paragraph (b) and (c) above and shall be made by a Responsible Financial Officer for the purposes of paragraph (d) above. With respect to any disposition of assets or other properties permitted pursuant to this Section 6.08, the Administrative Agent
                                      ------------
shall, with reasonable promptness, on reasonable prior written notice and upon receipt of any proceeds thereof required by Section 5.13 hereof to be remitted
                                            ------------
to the Administrative Agent for application to the Obligations, release its Lien on such assets or other properties in order to permit the applicable Credit Party to effect such disposition and shall execute and deliver to Borrower, at Borrower's expense, appropriate UCC-3 termination statements and other releases as reasonably requested by Borrower.

     SECTION 6.09.  Material Contracts.  Borrower shall not (nor permit any of
                    ------------------
its Subsidiaries to) enter into, cancel or terminate any Material Contract or amend or otherwise modify any Material Contract, or waive any default or breach under any Material Contract except that Borrower and its Subsidiaries may (a) enter into Material Contracts in the ordinary course of business, and (b) enter into, cancel, terminate, amend or otherwise modify any Material Contract, or waive any default or breach thereunder, (i) as specifically provided in Section
                                                                        -------
6.20 with respect to certain Subordinated Indebtedness, or (ii) that would not
----
be a Material Adverse Event.

     SECTION 6.10.  ERISA.  Neither Borrower nor any of its Subsidiaries nor
                    -----
any ERISA Affiliate shall acquire any new ERISA Affiliate that maintains or has an obligation to contribute to a Pension Plan that has either an "accumulated funding deficiency," as defined in Section 302 of ERISA, or any "unfunded vested benefits," as defined in Section 4006(a)(3)(E)(iii) of ERISA in the case of any Pension Plan other than a Multi-employer Plan and in Section 4211 of ERISA in the case of a Multi-employer Plan if such acquisition would be a Material Adverse Event. Additionally, neither Borrower nor any of its Subsidiaries nor any ERISA Affiliate shall, to the extent that any of the following actions would be a Material Adverse Event: (a) permit or suffer any condition set forth in
Schedule 3.13 to cease to be met and satisfied at any time; (b) terminate any
-------------
Pension Plan that is subject to Title IV of ERISA where such termination could reasonably be anticipated to result in liability to Borrower or such Subsidiary;
(c) permit any accumulated funding deficiency, as defined in Section 302(a)(2) of ERISA, to be incurred with respect to any Pension Plan; fail to make any contributions or fail to pay any amounts due and owing as required by the terms of any Plan before such contributions or amounts become delinquent; (d) make a complete or partial withdrawal (within the meaning of Section 4201 of ERISA) from any Multi-employer Plan; (e) at any time fail to provide the Administrative Agent with copies of any Plan documents or governmental reports or filings, if requested by the Administrative Agent.

     SECTION 6.11.  Financial Covenants.  Borrower shall not breach or fail to
                    -------------------
comply with any of the financial covenants set forth in Annex G, each of which
                                                        -------
shall be calculated in accordance with Annex G (and based upon the Financial
                                       -------
Statements delivered hereunder).

     SECTION 6.12.  Hazardous Materials.  Borrower shall not (nor permit any
                    -------------------
of its Subsidiaries or any other Person within the control of Borrower to): (a) cause or permit a Release of any Hazardous Materials on, under in or about any Real Property; (b) use, store, generate, treat or dispose of Hazardous Materials; or (c) transport any Hazardous Materials to or from any Real Property; except in each case to the extent that such Release, use, storage, generation, treatment or disposal would not (i) be a Material Adverse Event, or
(ii) materially adversely impact the value or marketability of any of the Mortgaged Property.

     SECTION 6.13.  Sale-Leasebacks.  Borrower shall not (nor permit any of
                    ---------------
its Subsidiaries to) enter into any sale-leaseback or similar transaction involving any of its property or assets.

     SECTION 6.14.  Cancellation of Indebtedness.  Borrower shall not (nor
                    ----------------------------
permit any of its Subsidiaries to) cancel any material claim or material Indebtedness owing to it, except for reasonable consideration and in the ordinary course of its business.

     SECTION 6.15.  Restricted Payments.  Borrower shall not (nor permit any
                    -------------------
of its Subsidiaries to) make any Restricted Payment to any Person, except that
(a) Borrower may pay
dividends on its Series 1997 Preferred Stock and, after the Revolving Credit Commitment Adjustment Date, on any other class of its preferred stock, provided that (i) Borrower's Fixed Charge Coverage Ratio would not be less than 1.25:1.00, determined on a pro forma basis for the most recent Rolling
                                     ---------
Four-Quarter Period for which Borrower is required to deliver a Compliance Certificate to the Administrative Agent pursuant to Annex F hereof, based on
                                                    -------
Borrower's actual Fixed Charge Coverage Ratio as set forth therein, but calculated as if such dividends were included in Fixed Charges for such period for the purpose of such computation (or, if Borrower has delivered to the Administrative Agent a pro forma Compliance Certificate for such period pursuant
                       ---------
to Section 6.01(l)(iii), based on Borrower's pro forma Fixed Charge Coverage
   --------------------                      ---------
Ratio as set forth therein, but calculated as if such dividends were included in pro forma Fixed Charges for such period for the purpose of such computation),
---------
(ii) no Default or Event of Default exists or would be caused by such payment, and (iii) such payment is otherwise permitted by law; (b) Borrower may redeem its Series 1997-A Preferred Stock at any time after the Revolving Credit Commitment Adjustment Date, provided that (i) no Default or Event of Default exists or would be caused by such redemption, and (ii) such redemption is otherwise permitted by law; (c) Borrower may make payments of interest, fees and expenses under the Bridge Notes, the Senior Subordinated Notes and other Subordinated Indebtedness permitted by this Agreement in accordance with their terms (including, without limitation, their respective subordination provisions) and may repay the principal amount of the Bridge Notes or any other Subordinated Indebtedness permitted under Section 6.04 utilizing the proceeds of other
                             ------------
Subordinated Indebtedness permitted by Section 6.04; (d) Borrower may pay its
                                       ------------
obligations under Article 3 of the Bridge Note Purchase Agreement solely by the delivery of Stock of Borrower on the basis contemplated by Section 3.04 thereof;
                                                           ------------
(e) any Subsidiary of Borrower may pay cash dividends (or, in the case of a Subsidiary that is a partnership or limited liability company, cash distributions) (i) to Borrower or to another Credit Party and (ii) to any other Person holding such Subsidiary's Stock, provided that any such dividends or distributions are paid on a basis which is pro rata as to all Persons holding
                                           --------
such Stock (including Borrower or another Credit Party, as applicable); and (f) Borrower may repurchase Stock of Borrower from former employees of Borrower or its Subsidiaries for amounts not to exceed $500,000 in the aggregate during the term of this Agreement.

     SECTION 6.16.  No Speculative Transactions.  Borrower shall not (nor
                    ---------------------------
permit any of its Subsidiaries to) engage in any transaction involving commodity options or futures contracts or other, similar, speculative matters (other than in the ordinary course of business consistent with past practice and interest rate swap, cap or collar agreements relating to the Term Loans or the Revolving Credit Loan).

     SECTION 6.17.  Margin Regulations.  Borrower shall not use the proceeds
                    ------------------
of the Term Loans or any Revolving Credit Advance to purchase or carry any Margin Stock or any equity security of a class which is registered pursuant to
Section 12 of the Securities Exchange Act of 1934.

     SECTION 6.18.  Limitation on Negative Pledge Clauses, Etc.    Borrower
                    -------------------------------------------
shall not (nor permit any of its Subsidiaries to), directly or indirectly, enter into any agreement with any Person which directly or indirectly (a) prohibits or limits the ability of Borrower or any other Credit Party to create, incur, assume or suffer to exist any Lien upon any of its Property, assets or revenues in favor of the Administrative Agent for the benefit of Lenders, whether now owned or hereafter acquired; or (b) restricts, prohibits or requires the consent of any Person with respect to the payment of dividends or distributions or the making or repayment of intercompany loans by a Subsidiary of Borrower to Borrower.

     SECTION 6.19.  Accounting Changes.  Borrower shall not make any
                    ------------------
significant change in accounting treatment and reporting practices except for changes concurred in by Borrower's independent public accountants.

     SECTION 6.20.  Changes Relating to Subordinated Debt.  Neither Borrower
                    -------------------------------------
nor any other Credit Party shall change or amend the terms of the Bridge Notes, the Senior Subordinated Notes, the Bridge Note Purchase Agreement, the Senior Subordinated Note Agreement or any other Subordinated Indebtedness (or any indenture or agreement in connection therewith) if the effect of such amendment is to: (a) increase the interest rate on such Subordinated Indebtedness; (b) change the dates upon which payments of principal or interest are due on such Subordinated Indebtedness other than to extend such dates; (c) change any default or event of default other than to delete or make less restrictive any default provision therein; (d) change or add any covenant with respect to such Subordinated Indebtedness other than to make less restrictive any such covenant;
(d) change the redemption or prepayment provisions of such Subordinated Indebtedness other than to extend the dates therefor or to reduce the premiums payable in connection therewith; (e) grant any security or collateral to secure payment of such Subordinated Indebtedness; or (f) change or amend any other term if such change or amendment would materially increase the obligations of the obligor or confer additional material rights to the holder of such Subordinated Indebtedness in a manner adverse to any Credit Party, the Administrative Agent or any Lender.

     SECTION 6.21.  Leases.    Neither Borrower nor any other Credit Party shall
                    ------
lease any of the Mortgaged Property to any third party, other than (a) leases in existence on the Closing Date and reflected in the title insurance policy in respect thereof furnished to the Administrative Agent pursuant to Annex D, and
                                                                  -------
(b) other leases entered into after the Closing Date, provided that the space leased under all such leases with respect to any Mortgaged Property does not exceed 10% of the total square footage of the building to which such lease applies.

     SECTION 6.22.  Tax Sharing Agreements.  Neither Borrower nor any other
                    ----------------------
Credit Party shall enter into any tax sharing agreement with any Person not included in Borrower's Financial Statements.


                                   ARTICLE 7
                                     TERM

     SECTION 7.01.  Duration.  The financing arrangements contemplated hereby
                    --------
shall be in effect until the Revolving Credit Commitment Termination Date. On the Revolving Credit

Commitment Termination Date, the Revolving Credit Commitments shall terminate and the Revolving Credit Loan, the Term Loans, and all other Obligations shall immediately become due and payable in full, in cash.

     SECTION 7.02.  Survival of Obligations.  Except as otherwise expressly
                    -----------------------
provided for in the Loan Documents, no termination or cancellation (regardless of cause or procedure) of any financing arrangement under this Agreement shall in any way affect or impair the Obligations, duties, indemnities and liabilities of Borrower or any other Credit Party, or the rights of the Agents or Lenders relating to any Obligations, due or not due, liquidated, contingent or unliquidated or any transaction or event occurring prior to such termination, or any transaction or event, the performance of which is not required until after the Revolving Credit Commitment Termination Date. Except as otherwise expressly provided herein or in any other Loan Document, all undertakings, agreements, covenants, warranties and representations of or binding upon Borrower or any other Credit Party, and all rights of the Agents and Lenders, all as contained in the Loan Documents, shall not terminate or expire, but rather shall survive such termination or cancellation and shall continue in full force and effect until such time as all of the Obligations have been indefeasibly paid in full in accordance with the terms of the agreements creating such Obligations.


                                   ARTICLE 8
                    EVENTS OF DEFAULT; RIGHTS AND REMEDIES

     SECTION 8.01.  Events of Default.   The occurrence of any one or more of
                    -----------------
the following events (regardless of the reason therefor) shall constitute an "Event of Default" hereunder:
-----------------

          (a) Borrower (i) fails to make any payment or prepayment of principal of the Loans or any of the other Obligations when due and payable, (ii) fails to make any payment of interest on, or Fees owing in respect of, the Loans or any of the other Obligations when due and payable and such failure shall remain unremedied for more than three (3) Business Days, or (iii) fails to pay or reimburse the Administrative Agent, the Syndication Agent or Lenders for any expense reimbursable hereunder or under any other Loan Document within ten (10) Business Days following the Administrative Agent's demand for such reimbursement or payment of expenses.

          (b) Any Credit Party shall fail or neglect to perform, keep or observe any of the provisions of Sections 1.05, 1.15, 5.05, 5.10, 5.11, 5.13, 5.14 or
                         -------------  ----  ----  ----  ----  ----  ----
5.15, of Article 6, or of any of the provisions set forth in Annex G.
----     ---------                                           -------

          (c) Borrower shall fail or neglect to perform, keep or observe any of the provisions of Article 4 or any provisions set forth in Annex F and the same
                  ---------                                -------
shall remain unremedied for three (3) Business Days or more after receipt of written notice thereof from the Administrative Agent or any Lender.

          (d) Any Credit Party shall fail or neglect to perform, keep or observe any other provision of this Agreement or of any of the other Loan Documents (other than any provision embodied in or covered by any other clause of this
Section 8.01) and the same shall remain unremedied for thirty (30) days or more
------------
after the earlier of (i) receipt of written notice thereof from the Administrative Agent or any Lender and (ii) any Credit Party knows such failure or neglect.

          (e) A default or breach shall occur under any other agreement, document or instrument to which any Credit Party is a party which is not cured within any applicable grace period, and such default or breach (i) involves the failure to make any payment when due in respect of any Indebtedness (other than the Obligations) of any Credit Party in excess of $1,000,000 in the aggregate, or (ii) causes, or permits any holder of such Indebtedness or a trustee to cause, Indebtedness or a portion thereof in excess of $1,000,000 in the aggregate to become due prior to its stated maturity or prior to its regularly scheduled dates of payment, regardless of whether such default is waived, or such right is exercised, by such holder or trustee.

          (f) Any information contained in any Borrowing Base Certificate is untrue or incorrect in any material respect as of the date made, or any representation or warranty herein or in any Loan Document or in any written statement, report, financial statement or certificate (other than a Borrowing Base Certificate) made or delivered to the Administrative Agent or any Lender by any Credit Party is untrue or incorrect in any material respect as of the date when made or deemed made.

          (g) Assets of any Credit Party with a fair market value of $1,000,000 or more shall be attached, seized, levied upon or subjected to a writ or distress warrant, or come within the possession of any receiver, trustee, custodian or assignee for the benefit of creditors of any Credit Party and such condition continues for thirty (30) days or more.

          (h) A case or proceeding shall have been commenced against any Credit Party seeking a decree or order in respect of any Credit Party (i) under Title 11 of the United States Code, as now constituted or hereafter amended or any other applicable federal, state or foreign bankruptcy or other similar law, (ii) appointing a custodian, receiver, liquidator, assignee, trustee or sequestrator (or similar official) for any Credit Party or of any substantial part of any such Credit Party's assets, or (iii) ordering the winding-up or liquidation of the affairs of any Credit Party, and such case or proceeding shall remain undismissed or unstayed for sixty (60) days or more or such court shall enter a decree or order granting the relief sought in such case or proceeding.

          (i) Any Credit Party (i) shall file a petition seeking relief under Title 11 of the United States Code, as now constituted or hereafter amended, or any other applicable federal, state or foreign bankruptcy or other similar law,
(ii) shall fail to contest in a timely and appropriate manner or shall consent to the institution of proceedings thereunder or to the filing of any such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee or sequestrator (or similar official) of any Credit Party or of any substantial part of any such Credit Party's assets, (iii) shall make an assignment for the benefit of creditors, or (iv) shall take any corporate action in furtherance of any of the foregoing, or (v) shall admit in writing its inability to, or shall be generally unable to, pay its debts as such debts become due.

          (j) A final judgment or judgments for the payment of money in excess of $1,000,000 in the aggregate at any time outstanding shall be rendered against any Credit Party unless such judgment or judgments shall, within thirty (30) days after the entry thereof, have been discharged or execution thereof stayed or bonded pending appeal, or shall have been discharged prior to the expiration of any such stay.

          (k) Any material provision of any Loan Document shall for any reason cease to be valid, binding and enforceable in accordance with its terms (or any Credit Party shall challenge the enforceability of any Loan Document or shall assert in writing, or engage in any action or inaction based on any such assertion, that any provision of any of the Loan Documents has ceased to be or otherwise is not valid, binding and enforceable in accordance with its terms), or any security interest created under any Loan Document shall cease to be a valid and perfected first priority security interest or Lien (except as otherwise permitted herein or therein) in any material amount of the Collateral purported to be covered thereby.

          (l) Any Change of Control shall occur; or, except as the result of any disposition specifically permitted or consented to hereunder, Borrower or any other Credit Party shall fail at any time to be the record and beneficial owner of 100% of the issued and outstanding capital Stock of any of its Subsidiaries (other than Gulf Coast Treatment Center) that are Credit Parties as of the Closing Date or that become Credit Parties subsequent to the Closing Date, or shall fail at any time to be the record and beneficial owner of not less than 96% of the issued and outstanding capital Stock of Gulf Coast Treatment Center, in each case free and clear of any Lien other than inchoate tax Liens and Liens in favor of the Administrative Agent for the benefit of the Lenders.

          (m) Any Material Adverse Event occurs and is continuing.

          (n) Borrower or any of the Ramsay Affiliates shall fail to perform their respective obligations under the Ramsay Common Stock Subscription Agreement, as and when such performance is due.

     SECTION 8.2.  Remedies.
                   --------

          (a) If any Event of Default shall have occurred and be continuing, the provisions of Section 1.09 (b)(ii) and paragraph 1(e) of Annex C with respect to
              --------------------                       -------
the Default Rate shall apply.

          (b) If any Event of Default shall have occurred and be continuing, or if a Default shall have occurred and be continuing and the Administrative Agent or the Required Revolving Lenders shall have determined not to make any Revolving Credit Advances or incur any Letter of Credit Obligations so long as that specific Default is continuing, the Administrative Agent may, or at the written direction of the Required Revolving Lenders shall, without notice, suspend the

Revolving Credit Commitments with respect to further Revolving Credit Advances and/or the incurrence of further Letter of Credit Obligations whereupon any further Revolving Credit Advances or Letter of Credit Obligations shall be made or incurred in the Administrative Agent's sole discretion (or in the sole discretion of the Required Revolving Lenders, if such suspension occurred at their direction) so long as such Event of Default is continuing.

          (c) If any Event of Default shall have occurred and be continuing, the Administrative Agent may (and at the direction of the Required Lenders shall), without notice, take any one or more of the following actions: (i) terminate the Revolving Credit Commitments, whereupon the Revolving Lenders' obligation to make further Revolving Credit Advances or to incur further Letter of Credit Obligations shall terminate; (ii) declare all or any portion of the Obligations to be forthwith due and payable, including the Revolving Credit Loan, the Term Loans and any contingent liabilities with respect to Letter of Credit Obligations, whereupon such Obligations shall become and be due and payable;
(iii) require that all Letter of Credit Obligations be fully cash collateralized in accordance with the terms of Annex B; or (iv) exercise any rights and
                                -------
remedies provided to the Administrative Agent or any Lender under the Loan Documents and/or at law or equity, including all remedies provided under the Code; provided, however, that upon the occurrence of an Event of Default
      --------  -------
specified in Section 8.01(g), (h) or (i), the Revolving Credit Commitments shall
             ---------------  ---    ---
immediately terminate and the Obligations shall become immediately due and payable, in each case, without declaration, notice or demand by or to any Person.

          (d) Anything in this Agreement to the contrary notwithstanding, each Lender hereby agrees with each other Lender that no Lender shall take any action to protect or enforce its rights arising out of this Agreement, the Notes or the other Loan Documents (including exercising any rights of set-off) without first obtaining the prior written consent of the Administrative Agent and the Required Lenders, it being the intent of Lenders that any such action to protect or enforce rights under this Agreement and the Notes shall be taken in concert and at the direction or with the consent of the Administrative Agent and the Required Lenders.

     SECTION 8.03.  Waivers by Credit Parties.  Except as otherwise provided
                    -------------------------
for in this Agreement and the other Loan Documents, to the full extent permitted by applicable law, Borrower and each other Credit Party waives (a) presentment, demand and protest and notice of presentment, dishonor, notice of intent to accelerate, notice of acceleration, protest, default, nonpayment, maturity, release, compromise, settlement, extension or renewal of any or all Loan Documents, notes, commercial paper, accounts, contract rights, documents, instruments, chattel paper and guaranties at any time held by the Administrative Agent on which Borrower or any other Credit Party may in any way be liable, and Borrower and each other Credit Party hereby ratifies and confirms whatever the Administrative Agent may do in this regard, (b) all rights to notice and a hearing prior to the Administrative Agent's taking possession or control of, or to the Administrative Agent's replevy, attachment or levy upon, the Collateral or any bond or security which might be required by any court prior to allowing the Administrative Agent to exercise any of their remedies, and (c) the benefit of any right of redemption and all valuation, appraisal and exemption laws. Borrower and each other Credit Party acknowledges that it has been advised by counsel of its choice with respect to this

Agreement, the other Loan Documents and the transactions contemplated by this Agreement and the other Loan Documents.


                                   ARTICLE 9
                            THE ADMINISTRATIVE AGENT

     SECTION 9.1.  Appointment of the Administrative Agent.
                   ---------------------------------------

          (a) GE Capital is hereby appointed to act on behalf of all Lenders as the Administrative Agent under this Agreement and the other Loan Documents. The provisions of this Article 9 are solely for the benefit of the Administrative
                   ---------
Agent and Lenders, and neither Borrower, the Credit Parties nor any other Person shall have any rights directly or as a third party beneficiary of any of the provisions hereof, except (i) Borrower's right to approve any successor Administrative Agent in accordance with Section 9.06 and (ii) Borrower's right
                                        ------------
to have Collateral released in accordance with Section 9.08.  In performing its
                                               ------------
functions and duties under this Agreement and the other Loan Documents, the Administrative Agent shall act solely as an agent of Lenders and does not assume and shall not be deemed to have assumed any obligation toward or relationship of agency or trust with or for Borrower, any other Credit Party or any other Person. The Administrative Agent shall have no duties or responsibilities except for those expressly set forth in this Agreement and the other Loan Documents. The duties of the Administrative Agent shall be mechanical and administrative in nature and the Administrative Agent shall not have, or be deemed to have, by reason of this Agreement, any other Loan Document or otherwise, a fiduciary relationship in respect of any Lender. Neither the Administrative Agent nor any of its Affiliates nor any of their respective officers, directors, employees, agents or representatives shall be liable to any Lender for any action taken or omitted to be taken by it hereunder or under any other Loan Document, or in connection herewith or therewith, except for damages solely caused by its or their own gross negligence or willful misconduct as finally determined by a court of competent jurisdiction.

          (b) If the Administrative Agent shall request instructions from the Required Lenders, the Required Revolving Lenders or all affected Lenders with respect to any act or action (including failure to act) in connection with this Agreement or any other Loan Document, then the Administrative Agent shall be entitled to refrain from such act or taking such action unless and until the Administrative Agent shall have received instructions from the Required Lenders, the Required Revolving Lenders or all affected Lenders, as the case may be, and the Administrative Agent shall not incur liability to any Person by reason of so refraining. The Administrative Agent shall be fully justified in failing or refusing to take any action hereunder or under any other Loan Document (i) if such action would, in the opinion of the Administrative Agent, be contrary to law or the terms of this Agreement or any other Loan Document, (ii) if such action would, in the opinion of the Administrative Agent, expose the Administrative Agent to Environmental Liabilities or (iii) if the Administrative Agent shall not first be indemnified to its satisfaction against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. Without limiting the foregoing, no Lender shall have any right of action whatsoever against the

Administrative Agent as a result of the Administrative Agent's acting or refraining from acting hereunder or under any other Loan Documents in accordance with the instructions of the Required Lenders, the Required Revolving Lenders or all affected Lenders, as applicable.

     SECTION 9.02.  The Administrative Agent's Reliance, Etc.    Neither the
                    -----------------------------------------
Administrative Agent nor any of its Affiliates nor any of their respective directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or them under or in connection with this Agreement or the other Loan Documents, except for damages solely caused by its or their own gross negligence or willful misconduct as finally determined by a court of competent jurisdiction. Without limitation of the generality of the foregoing, the Administrative Agent: (a) may treat the payee of any Note as the holder thereof until the Administrative Agent receives written notice of the assignment or transfer thereof signed by such payee and in form satisfactory to the Administrative Agent; (b) may consult with legal counsel, independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (c) makes no warranty or representation to any Lender and shall not be responsible to any Lender for any statements, warranties or representations made in or in connection with this Agreement or the other Loan Documents; (d) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement or the other Loan Documents on the part of any Credit Party or to inspect the Collateral (including the books and records) of any Credit Party; (e) shall not be responsible to any Lender for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto; and (f) shall incur no liability under or in respect of this Agreement or the other Loan Documents by acting upon any notice, consent, certificate or other instrument or writing (which may be by telecopy, telegram, cable or telex) believed by it to be genuine and signed or sent by the proper party or parties.

     SECTION 9.03.  GE Capital and Affiliates.  With respect to its Revolving
                    -------------------------
Credit Commitment and Loans hereunder, GE Capital shall have the same rights and powers under this Agreement and the other Loan Documents as any other Lender and may exercise the same as though it were not the Administrative Agent; and the term "Lender" or "Lenders" shall, unless otherwise expressly indicated, include GE Capital in its individual capacity. GE Capital and its Affiliates may lend money to, invest in, and generally engage in any kind of business with, any Credit Party, any of their Affiliates and any Person who may do business with or own securities of any Credit Party or any such Affiliate, all as if GE Capital were not the Administrative Agent and without any duty to account therefor to Lenders. GE Capital and its Affiliates may accept fees and other consideration from any Credit Party for services in connection with this Agreement or otherwise without having to account for the same to Lenders. Each Lender acknowledges the potential conflict of interest between GE Capital as a Lender holding disproportionate interests in the Loans and GE Capital as the Administrative Agent.

     SECTION 9.04.  Lender Credit Decision.  Each Lender acknowledges that it
                    ----------------------
has, independently and without reliance upon the Administrative Agent or any other Lender and based on the Financial Statements and such other documents and information as it has deemed appropriate, made its own credit and financial analysis of the Credit Parties and its own decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement. Each Lender acknowledges the potential conflict of interest of each other Lender as a result of Lenders holding disproportionate interests in the Loans, and expressly consents to, and waives any claim based upon, such conflict of interest.

     SECTION 9.5.  Indemnification.  Lenders agree to indemnify the
                   ---------------
Administrative Agent (to the extent not reimbursed by Borrower and without limiting the obligations of Borrower hereunder), ratably according to their respective Pro Rata Shares, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against the Administrative Agent in any way relating to or arising out of this Agreement or any other Loan Document or any action taken or omitted by the Administrative Agent in connection therewith; provided, however, that no Lender shall be liable for any portion of such
--------  -------
liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting solely from the Administrative Agent's gross negligence or willful misconduct as finally determined by a court of competent jurisdiction. Without limiting the foregoing, each Lender agrees to reimburse the Administrative Agent promptly upon demand for its Pro Rata Share of any out-of-pocket expenses (including counsel fees) incurred by the Administrative Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement and each other Loan Document, to the extent that the Administrative Agent is not reimbursed for such expenses by Borrower or any other Credit Party.

     SECTION 9.06.  Successor Administrative Agent.  The Administrative Agent
                    ------------------------------
may resign at any time by giving not less than thirty (30) days' prior written notice thereof to Lenders and Borrower. Upon any such resignation, the Required Lenders shall have the right to appoint a successor Administrative Agent. If no successor Administrative Agent shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the resigning Administrative Agent's giving notice of resignation, then the resigning Administrative Agent may, on behalf of Lenders, appoint a successor Administrative Agent, which shall be a Lender, if a Lender is willing to accept such appointment, or otherwise shall be a commercial bank or financial institution or a subsidiary of a commercial bank or financial institution if such commercial bank or financial institution is organized under the laws of the United States of America or of any State thereof and has a combined capital and surplus of at least $300,000,000. If no successor Administrative Agent has been appointed pursuant to the foregoing, by the 30th day after the date such notice of resignation was given by the resigning Administrative Agent, such resignation shall become effective and the Required Lenders shall thereafter perform all the duties of the Administrative Agent hereunder until such time, if any, as the Required Lenders appoint a successor Administrative Agent as provided above.
Any successor Administrative Agent appointed
by the Required Lenders hereunder shall be subject to the approval of Borrower, such approval not to be unreasonably withheld or delayed; provided that such
                                                          --------
approval shall not be required if a Default or an Event of Default shall have occurred and be continuing. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall succeed to and become vested with all the rights, powers, privileges and duties of the resigning Administrative Agent. Upon the earlier of the acceptance of any appointment as the Administrative Agent hereunder by a successor Administrative Agent or the effective date of the resigning Administrative Agent's resignation, the resigning Administrative Agent shall be discharged from its duties and obligations under this Agreement and the other Loan Documents, except that any indemnity rights or other rights in favor of such resigning Administrative Agent shall continue. After any resigning Administrative Agent's resignation hereunder, the provisions of this Article 9
                                                                     ---------
shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Administrative Agent under this Agreement and the other Loan Documents. The Administrative Agent may be removed at the written direction of the Required Lenders; provided that in so doing, such Required Lenders shall be deemed to have waived and released any and all claims they may have against the Administrative Agent.

     SECTION 9.07. Dissemination of Information.  The Administrative Agent
                   ----------------------------
will use reasonable efforts to provide Lenders with any notice of Default or Event of Default received by the Administrative Agent from, or delivered by the Administrative Agent to, Borrower or any other Credit Party, with notice of any Event of Default of which the Administrative Agent has actually become aware and with notice of any action taken by the Administrative Agent following any Event of Default; provided, however, that the Administrative Agent shall not be liable
            --------  -------
to any Lender for any failure to do so, except to the extent that such failure is attributable solely to the Administrative Agent's gross negligence or willful misconduct as finally determined by a court of competent jurisdiction. Lenders acknowledge that Borrower is required to provide financial statements to Lenders in accordance with Section 4.01 hereof and agree that the Administrative Agent
                   ------------
shall have no duty to provide the same to Lenders.

     SECTION 9.08. Release of Collateral.  Upon indefeasible payment in full
                   ---------------------
in cash and performance of all of the outstanding Obligations (other than indemnification Obligations under Section 1.14), termination of the Revolving
                                  ------------
Credit Commitments of all Revolving Lenders and a release of all claims against the Administrative Agent and Lenders, and so long as no suits, actions, proceedings, or claims are pending or threatened against any Indemnified Person asserting any damages, losses or liabilities that are indemnified Claims, the Administrative Agent shall deliver to Borrower termination statements, mortgage releases and other documents necessary or appropriate to evidence the termination of the Liens securing payment of the Obligations.

                                   ARTICLE 10
                            SUCCESSORS AND ASSIGNS

     SECTION 10.01.  Successors and Assigns.  This Agreement and the other Loan
                    ----------------------
Documents shall be binding on and shall inure to the benefit of Borrower, Lenders, the Agents and their respective successors and assigns (including, in the case of Borrower or any other Credit Party, a debtor-in-possession on behalf of Borrower or such Credit Party), except as otherwise provided herein or therein. Borrower may not assign, delegate, transfer, hypothecate or otherwise convey its rights, benefits, obligations or duties hereunder or under any of the Loan Documents without the prior express written consent of the Administrative Agent and the Required Lenders. Any such purported assignment, transfer, hypothecation or other conveyance by Borrower without such prior express written consent shall be void. The terms and provisions of this Agreement and the other Loan Documents are for the purpose of defining the relative rights and obligations of Borrower, Lenders and Agents with respect to the transactions contemplated hereby and there shall be no third party beneficiaries of any of the terms and provisions of this Agreement or any of the other Loan Documents.

     SECTION 10.02.  Assignments and Participations.
                     ------------------------------

          (a) Subject to the terms and conditions of this Section 10.02, each
                                                          -------------
Lender shall have the right to assign or sell participations in, at any time or times, the Loan Documents, Loans, Letter of Credit Obligations and any Revolving Credit Commitment or of any portion thereof or interest therein, including any Lender's rights, title, interests, remedies, powers or duties thereunder, whether evidenced by a writing or not. Each such assignment by a Lender shall
(i) require the consent of Borrower (which shall not be unreasonably withheld or delayed) unless a Default or Event of Default shall have occurred and be continuing, (ii) require the consent of the Administrative Agent (which shall not be unreasonably withheld or delayed), (iii) require the execution of an assignment and assumption agreement (an "Assignment Agreement") substantially in
                                         --------------------
the form attached hereto as Exhibit D and otherwise in form and substance
                            ---------
satisfactory to, and acknowledged by, the Administrative Agent; (iv) in the case of an assigning Lender holding a Revolving Credit Commitment and a ratable portion of Term Loan A, be a pro rata assignment of its Revolving Credit
                             --------
Commitment and its ratable portion of the Revolving Credit Loan and Term Loan A,
(v) be conditioned on such assignee Lender's representing to the assigning Lender and the Administrative Agent that it is purchasing the applicable Loans to be assigned to it for its own account, for investment purposes and not with a view to the distribution thereto; (vi) if a partial assignment, be in an amount at least equal to $5,000,000 or, if less, the assigning Lender's entire remaining interest and, after giving effect to any such partial assignment, other than an assignment of its entire remaining interest, the assigning Lender shall have retained Loans and /or a Revolving Credit Commitment in an amount at least equal to $5,000,000; and (vii) include a payment to the Administrative Agent of an assignment fee of $3,500. In the case of an assignment by a Lender under this Section 10.02, the assignee shall have, to the extent of such
           -------------
assignment, the same rights, benefits and obligations as it would if it were a Lender hereunder. Each assigning Revolving Lender shall be relieved of its obligations hereunder with respect to its Revolving Credit Commitment or assigned portion thereof from and after the date of such assignment. Borrower hereby acknowledges and agrees that any assignment will give rise to a direct obligation of Borrower to the assignee and that the assignee shall be considered to be a "Lender". In all instances, each Lender's liability to make Loans hereunder shall be several and not joint and shall be limited to such Lender's Pro Rata Share of the applicable Loan. In the event any Lender assigns or otherwise transfers all or any part of a Note, Borrower shall, upon the request of the Administrative Agent or such Lender, execute new Notes in exchange for the Notes being assigned. Notwithstanding the foregoing provisions of this
Section 10.02(a), any Lender may at any time pledge or assign all or any portion
----------------
of such Lender's rights under this Agreement and the other Loan Documents to a Federal Reserve Bank; provided, however, that no such pledge or assignment shall
                      --------  -------
release such Lender from such Lender's obligations hereunder or under any other Loan Document.

          (b) Any participation by a Lender of all or any part of its Loans and/or Revolving Credit Commitment shall be in an amount at least equal to $5,000,000, and with the understanding that all amounts payable by Borrower hereunder shall be determined as if that Lender had not sold such participation, and that the holder of any such participation shall not be entitled to require such Lender to take or omit to take any action hereunder except actions directly affecting (i) any reduction in the principal amount of , or interest rate or Fees payable with respect to, any Loan in which such holder participates, (ii) any extension of the scheduled amortization of the principal amount of any Loan in which such holder participates or the final maturity date thereof, and (iii) any release of all or substantially all of the Collateral (other than in accordance with the terms of this Agreement, the Collateral Documents or the other Loan Documents). Solely for purposes of Sections 1.16, 1.17 and 11.08,
                                               -------------  ----     -----
Borrower acknowledges and agrees that a participation shall give rise to a direct obligation of Borrower to the participant and the participant shall be considered to be a "Lender." Except as set forth in the preceding sentence neither Borrower nor any other Credit Party shall have any obligation or duty to any participant. Neither the Administrative Agent nor any Lender (other than the Lender selling a participation) shall have any duty to any participant and may continue to deal solely with the Lender selling a participation as if no such sale had occurred.

          (c) Except as expressly provided in this Section 10.02, no Lender
                                                   -------------
shall, as between Borrower and that Lender, or the Administrative Agent and that Lender, be relieved of any of its obligations hereunder as a result of any sale, assignment, transfer or negotiation of, or granting of participation in, all or any part of the Loans, the Notes or other Obligations owed to such Lender.

          (d) Borrower and each of its Subsidiaries shall assist any Lender permitted to sell assignments or participations under this Section 10.02 as
                                                           -------------
reasonably required to enable the assigning or selling Lender to effect any such assignment or participation, including the execution and delivery of any and all agreements, notes and other documents and instruments as shall reasonably be requested and the preparation of informational materials for, and the participation of management in meetings with, potential assignees or participants. Borrower and each of the other Credit Parties shall certify the correctness, completeness and accuracy of all descriptions of such Credit Party and their affairs contained in any selling materials provided by it and all other information provided by it and included in such materials, except that any Projections delivered by Borrower shall only be certified by Borrower as having been prepared by Borrower in compliance with the representations contained in Schedule 3.04.
                             -------------


                                   ARTICLE 11
                                 MISCELLANEOUS

     SECTION 11.01.  Complete Agreement.  This Agreement, the other Loan
                     ------------------
Documents and the Related Transaction Documents constitute the complete agreement among the parties with respect to the subject matter hereof and thereof and supersede all prior agreements, commitments, understandings or inducements (oral or written, expressed or implied) relating to a financing of substantially similar form, purpose or effect, including the commitment letter and fee letter, each dated August 7, 1997 between Borrower and GE Capital.

     SECTION 11.02. Amendments and Waivers.
                    ----------------------

          (a) Except for actions expressly permitted to be taken by the Administrative Agent, no amendment, modification, termination or waiver of any provision of this Agreement or any of the Notes, or any consent to any departure by any Credit Party therefrom, shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent and Borrower, and by the Required Lenders, Required Revolving Lenders or all affected Lenders, as applicable. Except as set forth in paragraphs (b) and (c) below, all such amendments, modifications, terminations or waivers requiring the consent of any Lenders shall require the written consent of the Required Lenders.

          (b) No amendment, modification, termination or waiver of or consent with respect to any provision of this Agreement which increases the percentage advance rate set forth in the definition of "Borrowing Base" shall be effective unless the same shall be in writing and signed by the Administrative Agent, the Required Lenders, the Required Revolving Lenders and Borrower. No amendment, modification, termination or waiver of or consent with respect to any provision of this Agreement which waives compliance with the conditions precedent set forth in Section 2.02 to the making of any Revolving Credit Advance or the
         ------------
incurrence of any Letter of Credit Obligations shall be effective unless the same shall be in writing and signed by the Administrative Agent, the Required Revolving Lenders and Borrower. Notwithstanding anything contained in this Agreement to the contrary, no waiver or consent with respect to any Default (if in connection therewith the Administrative Agent or the Required Revolving Lenders, as the case may be, have exercised its or their right to suspend the making or incurrence of further Revolving Credit Advances or Letter of Credit Obligations pursuant to Section 8.02(a)) or any Event of Default shall be
                        ---------------
effective for purposes of the conditions precedent to the making of Revolving Credit Advances or the incurrence of Letter of Credit Obligations set forth in
Section 2.02 unless the same shall be in writing and signed by the
------------
Administrative Agent, the Required Revolving Lenders and Borrower.

          (c) No amendment, modification, termination or waiver shall, unless in writing and signed by the Administrative Agent and each Lender, do any of the following: (i) increase the principal amount of any Revolving Credit Commitment (except for the increase in the Revolving Credit Commitments contemplated by
Section 1.01(g)) or the original principal amount of Term Loan A or Term Loan B;
---------------
(ii) except as otherwise permitted under Section 6.08, release any Credit Party
                                         ------------
from liability under the Subsidiary Guaranty or release all or substantially all of the Collateral; or (iii) amend or waive this Section 11.02 or the definition
                                                -------------
of the term "Required Lenders."

          (d) No amendment, modification, termination or waiver shall, unless in writing and signed by the Administrative Agent, the Required Lenders and all of the Lenders holding Loans directly affected thereby, extend any scheduled payment date or final maturity date of the principal amount of any Loan.

          (e) No amendment, modification, termination or waiver shall, unless in writing and signed by the Administrative Agent and all of the Lenders holding Revolving Credit Commitments, Loans or Letter of Credit Obligations directly affected thereby, (i) reduce the principal of, rate of interest on or Fees payable with respect to any Revolving Credit Commitment, Loan or Letter of Credit Obligations, or (ii) waive, forgive, defer, extend or postpone any payment of interest or Fees.

          (f) No amendment, modification, termination or waiver shall, unless in writing and signed by all of the Revolving Lenders, amend or waive (i) any provision of this Agreement requiring consent or action on the part of the Required Revolving Lenders or (ii) the definition of "Required Revolving Lenders."

          (g) No amendment, modification, termination or waiver affecting the rights or duties of the Administrative Agent under this Agreement or any other Loan Document shall be effective unless in writing and signed by the Administrative Agent, in addition to the Lenders required hereinabove to take such action.

          (h) Each amendment, modification, termination or waiver shall be effective only in the specific instance and for the specific purpose for which it was given. No amendment, modification, termination or waiver shall be required for the Administrative Agent to take additional Collateral pursuant to any Loan Document. No amendment, modification, termination or waiver of any provision of any Note shall be effective without the written concurrence of the holder of that Note. No notice to or demand on any Credit Party in any case shall entitle such Credit Party or any other Credit Party to any other or further notice or demand in similar or other circumstances. Any amendment, modification, termination, waiver or consent effected in accordance with this
Section 11.02 shall be binding upon each holder of the Notes at the time
-------------
outstanding and each future holder of the Notes.

     SECTION 11.03. Fees and Expenses; Certain Taxes.
                    --------------------------------

          (a) Borrower shall reimburse the Agents for all reasonable out-of-pocket expenses incurred in connection with the preparation, negotiation, execution, delivery and syndication of the Loan Documents (including the reasonable fees and expenses of the Agents' special counsel, advisors, consultants and auditors retained in connection with the Loan Documents and advice in connection therewith). Borrower shall reimburse the Administrative Agent (and, with respect to clauses (iii), (iv) and (v) below, all Lenders) for all reasonable fees, costs and expenses, including the reasonable fees, costs and expenses of counsel or other advisors (including environmental and management consultants and appraisers) for advice, assistance, or other representation in connection with:

               (i) wire transfer fees and other costs of the forwarding to Borrower or any other Person on behalf of Borrower by the Administrative Agent of the proceeds of the Loans;

               (ii) any amendment, modification or waiver of, or consent with respect to, any of the Loan Documents or advice in connection with the administration of the Loans made pursuant hereto or its rights hereunder or thereunder;

               (iii) any litigation, contest, dispute, suit, proceeding or action (whether instituted by the Administrative Agent, the Syndication Agent, any Lender, Borrower, any other Credit Party or any other Person) in any way relating to the Collateral, any of the Loan Documents or any other agreement to be executed or delivered in connection therewith or herewith, whether as party, witness, or otherwise, including any litigation, contest, dispute, suit, case, proceeding or action, and any appeal or review thereof, in connection with a case commenced by or against Borrower, any other Credit Party or any other Person that may be obligated to Lenders or the Agents by virtue of the Loan Documents, including any such litigation, contest, dispute, suit, proceeding or action arising in connection with any work-out or restructuring of the Loans during the pendency of one or more Events of Default; provided, that Borrower shall not be liable to reimburse
                        --------
     the Administrative Agent, the Syndication Agent or any Lender for any such fees, costs or expenses incurred by it in the defense of any Claim as to which such Person would not be entitled to indemnification by virtue of the proviso to Section 1.14(a).
                ---------------

               (iv) any attempt to enforce any remedies of the Administrative Agent or any Lender against any or all of the Credit Parties or any other Person that may be obligated to the Administrative Agent or any Lender by virtue of any of the Loan Documents;

               (v) any work-out or restructuring of the Loans during the pendency of one or more Events of Default; or

               (vi) any efforts to verify, protect, evaluate, assess, appraise, collect, sell, liquidate or otherwise dispose of any of the Collateral after the occurrence and during the continuance of an Event of Default;

including all reasonable attorneys' and other professional and service providers' fees arising from such services, including those in connection with any appellate proceedings; and all reasonable out-of-pocket expenses, costs, charges and other fees incurred by such counsel and others in any way or respect arising in connection with or relating to any of the events or actions described in this Section 11.03 shall be payable, on demand, by Borrower to the Agents or
        -------------
Lenders, as applicable. Without limiting the generality of the foregoing, such expenses, costs, charges and fees may include: reasonable fees, costs and expenses of accountants, environmental advisors, appraisers, investment bankers, management and other consultants and paralegals; court costs and expenses; photocopying and duplication expenses; court reporter fees, costs and expenses; long distance telephone charges; air express charges; telegram or telecopy charges; secretarial overtime charges; and expenses for travel, lodging and food paid or incurred in connection with the performance of such legal or other advisory services.

          (b) In addition, Borrower agrees to pay any present or future intangible personal property, stamp or documentary taxes or any other excise or property taxes, charges or similar levies that arise from any payment made hereunder or under the Notes or from the execution, delivery, recording or registration of, or otherwise with respect to, this Agreement, any of the Mortgages or any of the other Collateral Documents or Loan Documents or any other matter contemplated by this Agreement, within ten (10) Business Days after demand by the Administrative Agent or any Lender therefor (including penalties, interest and expenses arising therefrom or with respect thereto), whether or not such taxes were correctly or legally asserted.

     SECTION 11.04.  No Waiver.  No failure on the part of the Administrative
                     ---------
Agent or any Lender, at any time or times, to require strict performance by Borrower or any other Credit Party with any provision of this Agreement and any of the other Loan Documents shall waive, affect or diminish any right of the Administrative Agent or Lenders thereafter to demand strict compliance and performance therewith. Any suspension or waiver of a Default or Event of Default shall not suspend, waive or affect any other Default or Event of Default whether the same is prior or subsequent thereto and whether of the same or of a different type. None of the undertakings, agreements, warranties, covenants and representations of Borrower or any other Credit Party contained in this Agreement or any of the other Loan Documents and no Default or Event of Default by Borrower shall be deemed to have been suspended or waived by the Administrative Agent or Lenders, unless such waiver or suspension is by an instrument in writing signed by an officer of or other authorized employee of the Administrative Agent, the Required Lenders or the Required Revolving Lenders, as applicable, and directed to Borrower specifying such suspension or waiver.

     SECTION 11.05. Remedies.  The rights and remedies of Lenders and the
                    --------
Agents under this Agreement and the other Loan Documents shall be cumulative and nonexclusive of any other rights and remedies which Lenders and the Agents may have under any other agreement, including the Loan Documents, by operation of law or otherwise. Recourse to the Collateral shall not be required.

     SECTION 11.06.  Severability.  Wherever possible, each provision of this
                     ------------
Agreement and each of the other Loan Documents shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement or any of the other Loan Documents shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement or any of the other Loan Documents.

     SECTION 11.07.  Conflict of Terms.  Except as otherwise provided in this
                     -----------------
Agreement or any of the other Loan Documents by specific reference to the applicable provisions of this Agreement, if any provision contained in this Agreement is in conflict with, or inconsistent with, any provision contained in any of the other Loan Documents, the provisions contained in this Agreement shall govern and control.

     SECTION 11.08. Setoff and Sharing of Payments.
                    ------------------------------

          (a) In addition to any rights now or hereafter granted under applicable law and not by way of limitation of any such rights, upon the occurrence and during the continuance of any Event of Default, each Lender and each holder of any Note is hereby authorized to the extent permitted by applicable law at any time or from time to time, without notice to Borrower or any of the other Credit Parties or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and to apply any and all balances held by it at any of its offices for the account of Borrower or any other Credit Party (regardless of whether such balances are then due to Borrower or such Credit Party) and any other properties or assets any time held or owing by that Lender or that holder to or for the credit or for the account of Borrower or any other Credit Party against and on account of any of the Obligations which are not paid when due.

          (b) Any Lender or holder of any Note exercising a right to set off or otherwise receiving any payment on account of the Obligations in excess of its Pro Rata Share thereof shall purchase for cash (and the other Lenders or holders shall sell) such participations in each such other Lender's or holder's Pro Rata Share of the Obligations as would be necessary to cause such Lender to share the amount so set off or otherwise received with each other Lender or holder in accordance with their respective Pro Rata Shares. Borrower and each of the other Credit Parties agree, to the fullest extent permitted by law, that (a) any Lender or holder may exercise its right to set off with respect to amounts in excess of its Pro Rata Share of the Obligations and may sell participations in such amount so set off to other Lenders and holders and (b) any Lender or holders so purchasing a participation in the Loans made or other Obligations held by other Lenders or holders may exercise all rights of set-off, bankers' lien, counterclaim or similar rights with respect to such participation as fully as if such Lender or holder were a direct holder of the Loans and the other Obligations in the amount of such participation. Notwithstanding the foregoing, if all or any portion of the set-off amount or payment otherwise received is thereafter recovered from the Lender that has exercised the right of set-off, the purchase of participations by that Lender shall be rescinded and the purchase price restored without interest.

     SECTION 11.09. Authorized Signature.  Until the Administrative Agent
                    --------------------
shall be notified by Borrower to the contrary, the signature upon any document or instrument delivered pursuant hereto and believed by the Administrative Agent or any of the Administrative Agent's officers, agents, or employees to be that of an officer or duly authorized representative of Borrower or any other Credit Party listed in Schedule 11.09 shall bind Borrower and all other Credit Parties
                --------------
and be deemed to be the act of Borrower or such other Credit Party affixed pursuant to and in accordance with resolutions duly adopted by Borrower's or such other Credit Party's Board of Directors, and the Administrative Agent shall be entitled to assume the authority of each signature and authority of the Person whose signature it is or appears to be unless the Person acting in reliance on such signature shall have actual knowledge of the fact that such signature is false or the Person whose signature or purported signature is presented is without authority.

     SECTION 11.10.  Notices.  Except as otherwise provided herein, whenever
                     -------
it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by another party, or whenever any of the parties desires to give or serve upon another party any communication with respect to this Agreement or any of the other Loan Documents, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be deemed to have been validly served, given or delivered (a) upon the earlier of actual receipt and three (3) Business Days after deposit in the United States Mail, registered or certified mail, return receipt requested, with proper postage prepaid, (b) upon transmission, when sent by telecopy or other similar facsimile transmission (with such telecopy or facsimile promptly confirmed by delivery of a copy by personal delivery or United States Mail as otherwise provided in this Section 11.10), (c) one Business Day after deposit with a
                 -------------
reputable overnight courier with all charges prepaid, or (d) when delivered, if hand-delivered by messenger, all of which shall be addressed to the party to be notified and sent to the address or facsimile number indicated below or to such other address (or facsimile number) as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Failure or delay in delivering copies of any notice, demand, request, consent, approval, declaration or other communication to any Person (other than the Administrative Agent, Borrower or a Lender) designated below to receive copies shall in no way adversely affect the effectiveness of such notice, demand, request, consent, approval, declaration or other communication.

          (a) If to the Administrative Agent, at:

               General Electric Capital Corporation
               3379 Peachtree Road, N.E.
               Suite 560
               Atlanta, Georgia  30326
               Attention:  Ms. Cheryl P. Boyd
               Telecopy No.:  (404) 266-3438

                   with copies to:

               General Electric Capital Corporation
               201 High Ridge  Road
               Stamford, Connecticut  06927-5100
               Attention:  Region Counsel - Commercial Finance
               Telecopy No.:  (203) 316-7889

                   and

               King & Spalding
               191 Peachtree Street
               Atlanta, Georgia 30303-1763
               Attention:  John Hays Mershon, Esq.
               Telecopy No.:  (404) 572-5100

          (b)  if to Borrower, at:

               Ramsay Health Care, Inc.
               Columbus Center
               One Alhambra Plaza
               Suite 750
               Coral Gables, Florida 33134
               Attention: Chief Financial Officer
               Telecopy No.:  (305) 569-4647

                   with a copy to:

               Haythe &  Curley
               237 Park Avenue
               New York, New York 10017
               Attention: Bradley P. Cost, Esq.
               Telecopy No.:  (212) 682-0200

          (c) if to any Lender, at its address for notices set forth below its signature hereto.

     SECTION 11.11.  Section Titles.  The Section titles and Table of Contents
                     --------------
contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of this Agreement.

     SECTION 11.12.  Counterparts.  This Agreement may be executed in any
                     ------------
number of separate counterparts, each of which shall, collectively and separately, constitute one agreement.

     SECTION 11.13.  Time of the Essence.  Time is of the essence of this
                     -------------------
Agreement and each of the other Loan Documents.

     SECTION 11.14.  Publicity.
                     ---------

          (a) Except to the extent otherwise required by law, Borrower shall not use the name of or refer to GE Capital, or any of its Affiliates, in any press release or other public disclosure made in connection with the transactions contemplated by this Agreement or the Related Transactions without the prior written consent of GE Capital, and shall provide to GE Capital the proposed text of any such press release or other public disclosure for review not later than two Business Days prior to the proposed date of release or disclosure thereof.

          (b) Subject to a reasonable prior review, Borrower consents to the Agents' publishing a tombstone or similar advertising material relating to the financing transaction contemplated by this Agreement.

     SECTION 11.15.  Confidentiality.  Borrower has furnished and will furnish
                     ---------------
to Lenders certain information concerning Borrower, its Subsidiaries, Affiliates and their respective businesses which Borrower has advised is non-public, proprietary or confidential in nature ("Confidential Information"). Each of the
                                        ------------------------
Agents and Lenders confirms to Borrower, for itself, that it is such Agent's or Lender's policy and practice to maintain in confidence all Confidential Information which is provided to it under agreements providing for the extension of credit and which is identified to it as such, and that it will protect the confidentiality of Confidential Information submitted to it with respect to Borrower under this Agreement, commensurate with its efforts to maintain the confidentiality of its own Confidential Information, provided, however, that (a)
                                                     --------  -------
nothing contained herein shall prevent any Agent or Lender from disclosing Confidential Information (i) to its Affiliates and their respective directors, officers and employees and to any legal counsel, auditors, appraisers, consultants or other persons retained by it or its Affiliates as professional advisors, on the condition that such information not be further disclosed except in compliance with this Section 11.15; (ii) under color of legal authority,
                        -------------
including, without limitation, to any regulatory authority having jurisdiction over it or its operations or to or under the authority of any court deemed by it to be of competent jurisdiction; (iii) to any actual or potential assignee of or participant in Lender's rights and obligations under this Agreement pursuant to
Section 10.02 hereof, to the extent such actual or potential assignee or lender
-------------
has agreed to maintain such information in confidence on the basis set forth in this Section 11.15; and (iv) as necessary in connection with the exercise of its
     -------------
remedies under this Agreement or any of the other Loan Documents; (b) the terms of this Section 11.15 shall be inapplicable to any information furnished to it
        -------------
which is in its possession prior to the delivery to it of such information by Borrower, or otherwise has been obtained by it on a non-confidential basis, or which was or becomes available to the public or otherwise part of the public domain (other than as a result of such Agent's or Lender's failure to abide hereby), or which was not non-public, proprietary or confidential when Borrower delivered it to such Agent or Lender; and (c) the determination by such Agent or Lender as to the application of any of the circumstances described in the foregoing clauses (a) and (b) will be conclusive if made reasonably and in good faith.

     SECTION 11.16.  GOVERNING LAW.  EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN
                     -------------
ANY OF THE LOAN DOCUMENTS, IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE, AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. BORROWER AND EACH OTHER CREDIT PARTY HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN NEW YORK COUNTY, NEW YORK SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES PERTAINING TO THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR TO ANY MATTER ARISING OUT OF OR RELATED TO THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS; PROVIDED, THAT THE PARTIES ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY
--------
HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF NEW YORK COUNTY, NEW YORK; AND FURTHER PROVIDED, THAT NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO
------- --------
PRECLUDE LENDERS OR THE ADMINISTRATIVE AGENT FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY COURT OF COMPETENT JURISDICTION IN ANY OTHER JURISDICTION TO COLLECT THE OBLIGATIONS, TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF LENDERS OR THE ADMINISTRATIVE AGENT. BORROWER AND EACH OTHER CREDIT PARTY EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND BORROWER AND EACH OTHER CREDIT PARTY HEREBY WAIVES ANY OBJECTION WHICH BORROWER OR SUCH CREDIT PARTY MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND
                                                      --------------------
HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY ANY SUCH COURT. TO THE EXTENT PERMITTED BY APPLICABLE LAW, BORROWER HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINTS AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO BORROWER OR SUCH CREDIT PARTY AT THE ADDRESS FOR BORROWER SET FORTH IN SECTION 11.10 OF THIS AGREEMENT AND THAT SERVICE SO MADE SHALL BE
         -------------
DEEMED COMPLETED UPON THE EARLIER OF BORROWER'S ACTUAL RECEIPT THEREOF OR THREE
(3) BUSINESS DAYS AFTER DEPOSIT IN THE U.S. MAILS, PROPER POSTAGE PREPAID.

_____________________________________________________________________________



                        ANNEXES, SCHEDULES AND EXHIBITS

                                       TO

                                CREDIT AGREEMENT

                         Dated as of September 30, 1997

                                     among

                           RAMSAY HEALTH CARE, INC.,
                                  as Borrower

                  THE LENDERS FROM TIME TO TIME PARTY THERETO,
                                   as Lenders

                     GENERAL ELECTRIC CAPITAL CORPORATION,
                            as Administrative Agent

                                      and

                       GECC CAPITAL MARKETS GROUP, INC.,
                              as Syndication Agent



___________________________________________________________________________

                    INDEX OF ANNEXES, SCHEDULES AND EXHIBITS
                    ----------------------------------------


Annex A        -     Definitions; Rules of Construction
Annex B        -     Letters of Credit
Annex C        -     Interest Rates, Etc.
Annex D        -     Schedule of Closing Documents
Annex E        -     Insurance Requirements
Annex F        -     Financial Statements, Projections and Notices
Annex G        -     Financial Covenants

Schedule 1.01  -     Mortgaged Property
Schedule 3.02  -     Executive Offices; Other Places of Business
                     and Collateral Locations; Trade Names
Schedule 3.04  -     Financial Statements and Projections
Schedule 3.05  -     Contingent Liabilities; Restricted Payments
Schedule 3.06  -     Real Property and Leases
Schedule 3.07  -     Material Contracts
Schedule 3.08  -     Labor Matters
Schedule 3.09  -     Subsidiaries, Joint Ventures and Affiliates; Outstanding
                     Stock; Indebtedness Held by Credit Parties; Inactive
                     Subsidiaries; Material Subsidiaries
Schedule 3.12  -     Tax Matters
Schedule 3.13  -     ERISA Plans
Schedule 3.14  -     Litigation
Schedule 3.16  -     Patents, Trademarks, Copyrights and Licenses
Schedule 3.18  -     Certain Environmental Matters
Schedule 3.20  -     Disbursement and Deposit Accounts
Schedule 3.31  -     Certain Agreements
Schedule 6.03  -     Investments
Schedule 6.05  -     Transactions with Affiliates and Employees
Schedule 6.07  -     Liens
Schedule 11.09 -     Authorized Signatures

Exhibit A      -     Form of Notice of Revolving Credit Advance
Exhibit B      -     Form of Revolving Credit Note
Exhibit C-1    -     Form of Term Loan A Note
Exhibit C-2    -     Form of Term Loan B Note
Exhibit D      -     Form of Assignment Agreement
Exhibit E      -     Form of Mortgage
Exhibit F      -     Form of Security Agreement
Exhibit G      -     Form of Stock Pledge Agreement
Exhibit H      -     Form of Subsidiary Guaranty
Exhibit I      -     Form of Opinion of Borrower's Counsel

                                                   Annex A to
                                                   Credit Agreement
                                                   ----------------


                       DEFINITIONS; RULES OF CONSTRUCTION
                       ----------------------------------


          1.   Definitions.  Capitalized terms used in this Agreement and the
               -----------
other Loan Documents shall have (unless otherwise provided elsewhere in this Agreement and the other Loan Documents) the following respective meanings:

          "Accounts" shall mean all "accounts," as such term is defined in the
           --------
Code, now owned or hereafter acquired by any Credit Party and, in any event, including: (a) all accounts receivable, other receivables, book debts and other forms of obligations (other than forms of obligations evidenced by Chattel Paper, Documents or Instruments) now owned or hereafter received or acquired by or belonging or owing to any Credit Party, whether arising out of goods sold or services rendered by it or from any other transaction (including any such obligations which may be characterized as an account or contract right under the
Code); (b) all of each Credit Party's rights in, to and under all purchase orders or receipts now owned or hereafter acquired by it for goods or services;
(c) all of each Credit Party's rights to any goods represented by any of the foregoing (including unpaid sellers' rights of rescission, replevin, reclamation and stoppage in transit and rights to returned, reclaimed or repossessed goods);
(d) all monies due or to become due to any Credit Party under all purchase orders and contracts for the sale or lease of goods or the performance of services or both by such Credit Party or in connection with any other transaction (whether or not yet earned by performance on the part of such Credit Party) now or hereafter in existence, including, without limitation, the right to receive the proceeds of said purchase orders and contracts; and (e) all collateral security and guarantees of any kind, now or hereafter in existence, given by any Person with respect to any of the foregoing.

          "Acquisition" shall mean any transaction, or any series of related
           -----------
transactions, by which Borrower or any of its Subsidiaries directly or indirectly (i) acquires any property with which an ongoing business is conducted or is to be conducted; (ii) acquires all or substantially all of the assets of any firm, partnership, joint venture, limited liability company, corporation or division thereof, whether through a purchase of assets, merger or otherwise,
(iii) acquires (in one transaction or as the most recent transaction in a series of transactions) control of at least a majority in ordinary voting power of the Stock of a corporation which have ordinary voting power for the election of directors, other than the acquisition of Stock of a wholly-owned Subsidiary solely in connection with the creation, formation and capitalization of that Subsidiary by Borrower or another Credit Party, or (iv) acquires control of more than 50% ownership interest in any partnership, joint venture or limited liability company.

          "Administrative Agent" shall mean GE Capital or its successor
           --------------------
appointed pursuant to Section 9.06, in its capacity as administrative agent for
                      ------------
the Lenders hereunder.

          "Affiliate" shall mean, with respect to any Person:  (a) each Person
           ---------
that, directly or indirectly, owns or controls, whether beneficially, or as a trustee, guardian or other fiduciary, five percent (5%) or more of the Stock having ordinary voting power in the election of directors of such Person, (b) each Person that controls, is controlled by or is under common control with such Person, and (c) each of such Person's executive officers and directors. For the purpose of this definition, "control" of a Person shall mean the possession, directly or indirectly, of the power to direct or cause the direction of its management or policies, whether through the ownership of voting securities, by contract or otherwise.

          "Agents" shall mean, collectively, the Administrative Agent and the
           ------
Syndication Agent.

          "Agreement" shall mean the Credit Agreement to which this Annex A is
           ---------                                                -------
attached and of which it forms a part, including all Annexes, Schedules, and Exhibits attached or otherwise identified hereto, all restatements, modifications and supplements hereof or hereto, and any appendices, attachments, exhibits or schedules to any of the foregoing, and shall refer to this Agreement as the same may be in effect at the time such reference becomes operative;

provided, that any reference to the Schedules to this Agreement shall be deemed
--------
a reference to the Schedules as in effect as of the Closing Date, unless otherwise provided in a written amendment thereto.

          "Applicable Lending Office" shall mean, with respect to each Lender,
           -------------------------
such Lender's Domestic Lending Office in the case of an Index Rate Loan and such Lender's Eurodollar Lending Office in the case of a LIBOR Rate Loan.

          "Assignment Agreement" shall have the meaning assigned to it in
           --------------------
Section 10.02(a).
----------------

          "Audit Date" shall mean June 30, 1997, the date of Borrower's balance
           ----------
sheet included in the 1997 Audited Financial Statements.

          "Bankruptcy Code" shall mean Title 11 of the United States Code,
           ---------------
(S)(S) 101 et seq., as the same may, from time to time, be in effect.
           ------

          "Bayou Oaks Bonds" shall have the meaning attributed to such term in
           ----------------
the SocGen Credit Agreement.

          "Bayou Oaks Hospital" shall mean the hospital facility located at 934
           -------------------
Main Street, Houma, Louisiana 70360, and leased by Houma Psychiatric Hospital, Inc.

          "Borrower" shall mean Ramsay Health Care, Inc., a Delaware
           --------
corporation.

          "Borrowing Availability" shall mean, at any time:  (a) the lesser at
           ----------------------
such time of (i) the amount of the Revolving Credit Commitments, as from time to time in effect, and (ii) the Borrowing Base, minus (b) the Letter of Credit
                                             -----
Obligations.

          "Borrowing Base" shall mean, at any time, an amount determined by the
           --------------
Administrative Agent to be equal to the sum at such time of: (a) seventy percent (70%) of Net Eligible Accounts, minus (b) Reserves.
                                -----

          "Borrowing Base Certificate" shall mean a borrowing base certificate
           --------------------------
in substantially the form attached  as Exhibit A to Annex F.
                                                    -------

          "Bridge Note Purchase Agreement" shall mean the Subordinated Note
           ------------------------------
Purchase Agreement of even date herewith among Borrower, as issuer, and GE Capital and Paul Ramsay Holdings Pty. Ltd., as purchasers, as in effect on the Closing Date and as the same may be amended, modified or supplemented with the consent of the Administrative Agent and the Required Lenders.

          "Bridge Notes" shall mean the $17,500,000 in aggregate principal
           ------------
amount of Borrower's Increasing Rate Senior Subordinated Bridge Notes due September 30, 2005, to be issued and purchased pursuant to the Bridge Note Purchase Agreement.

          "Business Day" shall mean any day that is not (a) a Saturday, a Sunday
           ------------
or a day on which banks generally are required or permitted to be closed in the State of New York, or (b) a day on which the Administrative Agent is not open for business.

          "Capital Lease Obligation" shall have the meaning assigned to it in
           ------------------------
Annex G.
-------

          "Cash Collateral Account" shall have the meaning assigned to it in
           -----------------------
Annex B.
-------

          "Cash Equivalents" shall mean: (a) securities with maturities of one
           ----------------
year or less from the date of acquisition, issued or fully guaranteed or insured by the government of the United States or any agency thereof and backed by the full faith and credit of the United States; (b) United States government securities purchased subject to an agreement with the seller for repurchase by such seller at a date not more than 60 days from the date of purchase, under which such seller agrees to pay interest in lieu of the right to receive the interest payable by the United States government on the securities purchased, provided that title to the securities so purchased shall vest in the purchaser, that the purchaser shall have actual or constructive possession of such securities, and that the current market value of such securities (or of cash or additional United States government securities pledged with the purchaser as collateral for the purpose) is at all times at least equal to the principal of and interest thereafter to become payable by the seller under said agreement;
(c) certificates of deposit, Eurodollar time deposits, overnight bank deposits and bankers' acceptances of any domestic commercial bank having capital and surplus in excess of $500,000,000, having maturities of one year or less from the date of acquisition; and (d) commercial paper of an issuer rated at least A-1 by Standard & Poor's Rating Group, a division of the McGraw-Hill Companies, Inc., or at least P-1 by Moody's Investors Services, Inc., or carrying an equivalent rating by a nationally recognized rating agency if both of the two named rating agencies cease publishing ratings of investments.

          "CERCLA" is defined in the definition of "Environmental Laws."
           ------

          "Change of Control" shall mean any of the following:  (a) any person
           -----------------
or group of persons (within the meaning of the Exchange Act), other than Ramsay Affiliates, shall have acquired beneficial ownership (within the meaning of Rule 13d-3 promulgated by the SEC under the Exchange Act) of the issued and outstanding shares of capital stock of Borrower having the right to cast 30% or more of the votes for the election of directors of Borrower under ordinary circumstances; (b) Ramsay Affiliates shall fail to hold beneficial ownership (within the meaning of Rule 13d-3 promulgated by the SEC under the Exchange Act) of that number of the issued and outstanding shares of capital stock of Borrower having the right to cast at least 4,000,000 votes for the election of directors of Borrower under ordinary circumstances (such number to be appropriately adjusted for stock splits, reverse stock splits and similar events involving such capital stock); or (c) during any period of twelve consecutive calendar months, individuals who at the beginning of such period constituted the board of directors of Borrower (together with any new directors whose election by the board of directors of Borrower or whose nomination for election by the stockholders of Borrower was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of such period or whose elections or nomination for election was previously so approved) cease for any reason other than death or disability to constitute a majority of the directors then in office.

          "Charges" shall mean all federal, state, county, city, municipal,
           -------
local, foreign or other governmental taxes (including taxes owed to PBGC at the time due and payable), levies, assessments, charges or Liens upon or relating to: (a) the Collateral, (b) the Obligations, (c) the employees, payroll, income or gross receipts of any Credit Party, (d) the ownership or use by any Credit Party of any of its assets, or (e) any other aspect of any Credit Party's business.

          "Chattel Paper" shall mean all "chattel paper," as such term is
           -------------
defined in the Code, now owned or hereafter acquired by any Credit Party, wherever located.

          "Claim" shall have the meaning assigned to it in Section 1.14.
           -----                                           ------------

          "Closing Date" shall mean the Business Day on which the conditions
           ------------
precedent set forth in Article 2 have been satisfied, in the Administrative
                       ---------
Agent's sole discretion, or waived in writing by the Administrative Agent with the consent of the Required Lenders, and the Term Loans and the initial Revolving Credit Advance have been made.

          "Coastal Carolina Bonds" shall have the meaning attributed to such
           ----------------------
term in the SocGen Credit Agreement.

          "Coastal Carolina Indenture" shall have the meaning attributed to such
           --------------------------
term in the SocGen Credit Agreement.

          "Code" shall mean the Uniform Commercial Code as the same may, from
           ----
time to time, be in effect in the State of New York; provided, that in the event
                                                     --------
that by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of, or the remedies with respect to, the Administrative Agent's security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term "Code" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection, priority or remedies and for purposes of definitions related to such provisions.

          "Collateral" shall mean the property covered by the Collateral
           ----------
Documents and any other property, real or personal, tangible or intangible, now existing or hereafter acquired, that may at any time be or become subject to a Lien in favor of the Administrative Agent to secure the Obligations.

          "Collateral Documents" shall mean the Security Agreement, the
           --------------------
Mortgages, the Subsidiary Guaranty, the Stock Pledge Agreement, and all other instruments and agreements now or hereafter securing the whole or any part of the Obligations.

          "Compliance Certificate" shall mean a compliance certificate in
           ----------------------
substantially the form attached as Exhibit B to Annex F.
                                                -------

          "Contracts" shall mean all contracts, undertakings, or agreements
           ---------
(other than rights evidenced by Chattel Paper, Documents or Instruments) in or under which any Credit Party may now or hereafter have any right, title or interest, including any agreement relating to the terms of payment or the terms of performance of any Account.

          "Copyrights" shall mean any United States copyright to which any
           ----------
Credit Party now or hereafter has title, as well as any application for a United States copyright hereafter made by Borrower.

          "Credit Parties" shall mean Borrower, each of Borrower's direct or
           --------------
indirect, existing and future wholly-owned Subsidiaries (other than Inactive Subsidiaries) and Gulf Coast Treatment Center.

          "Default Rate" shall mean a rate per annum equal to two percent (2%)
           ------------
over the Applicable Margins otherwise in effect under Annex C from time to time.
                                                      -------

          "Default" shall mean any event which, with the passage of time or
           -------
notice or both, would, unless cured or waived, become an Event of Default.

          "Deferred Taxes" shall mean, with respect to any Person at any date,
           --------------
the amount of deferred taxes of such Person as shown on the consolidated balance sheet of such Person as of such date prepared in accordance with GAAP.

          "Disbursement Account" shall mean that certain account of Borrower,
           --------------------
account number 812105744 in the name of Borrower at Hibernia National Bank, New Orleans, Louisiana, ABA number 065000090, or such other deposit account as may be designated in writing by Borrower to the Administrative Agent, into which the Administrative Agent shall, from time to time, deposit proceeds of Loans made to Borrower pursuant to this Agreement.

          "Documents" shall mean all "documents," as such term is defined in the
           ---------
Code, now owned or hereafter acquired by any Credit Party, wherever located, and in any event any bills of lading, dock warrants, dock receipts, warehouse receipts, or other documents of title.

          "Dollars" and "$" shall mean lawful money of the United States.
           -------       -

          "DOL" shall mean the United States Department of Labor or any
           ---
successor thereto.

          "Domestic Lending Office" shall mean, with respect to any Lender, the
           -----------------------
office of such Lender specified as its "Domestic Lending Office" below its name on the signature pages hereto or in the Assignment and Acceptance pursuant to which it became a Lender or such other office of such Lender as such Lender may from time to time specify to Borrower and the Administrative Agent.

          "EBITDA" shall mean, with respect to any Person other than Borrower,
           ------
EBITDA as defined in Annex G, but determined for such Person instead of Borrower
                     -------
on the basis set forth therein.

          "Eligible Accounts" means Borrower's and its Subsidiaries' (i)
           -----------------
"patient accounts receivable," (ii) "other receivables" consisting of managed care accounts receivable and contract accounts receivable and (iii) other accounts receivable of a type first created after the Closing Date that the Administrative Agent has reviewed and, in its reasonable judgment, found to be of similar quality to the foregoing, in each case net of allowances for doubtful accounts and contractual and administrative allowances, all determined on a consolidated basis consistent with that utilized in the preparation of Borrower's 1997 Audited Financial Statements.

          "Environmental Laws" shall mean all applicable federal, state, local
           ------------------
and foreign laws, statutes, ordinances, codes, rules, standards and regulations, now or hereafter in effect, and in each case as amended or supplemented from time to time, and any applicable judicial or administrative interpretation thereof relating to the regulation and protection of human health, safety, the environment and natural resources (including ambient air, surface water, groundwater, wetlands, land surface or subsurface strata, wildlife, aquatic species and vegetation). Environmental Laws include, but are not limited to, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended (42 U.S.C. (S)(S) 9601 et seq.) ("CERCLA"); the Hazardous
                                        -- ---     ------
Material Transportation Act, as amended (49 U.S.C. (S)(S) 1801 et seq.); the
                                                               -- ---
Federal Insecticide, Fungicide, and Rodenticide Act, as amended (7 U.S.C. (S)(S) 136 et seq.); the Resource Conservation and Recovery Act, as amended (42 U.S.C.
    -- ---
(S)(S) 6901 et seq.) ("RCRA"); the Toxic Substance Control Act, as amended (15
            -- ---     ----
U.S.C. (S)(S) 2601 et seq.); the Clean Air Act, as amended (42 U.S.C. (S)(S) 740
                   -- ---
et seq.); the Federal Water Pollution Control Act, as amended (33 U.S.C. (S)(S)
-- ---
1251 et seq.); the Occupational Safety and Health Act, as amended (29 U.S.C.
     -- ---
(S)(S) 651 et seq.); and the Safe Drinking Water Act, as amended (42 U.S.C.
           -- ---
(S)(S) 300(f) et seq.), and any and all regulations promulgated thereunder, and
              -- ---
all analogous state and local counterparts or equivalents and any transfer of ownership notification or approval statutes.

          "Environmental Liabilities" shall mean all liabilities, obligations,
           -------------------------
responsibilities, remedial actions, removal costs, losses, damages, punitive damages, consequential damages, treble damages, costs and expenses (including all reasonable fees, disbursements and expenses of counsel, experts and consultants and costs of investigation and feasibility studies), fines, penalties, sanctions and interest incurred as a result of any claim, suit, action or demand by any person or entity, whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute or common law (including any thereof arising under any Environmental Law, permit, order or agreement with any Governmental Authority) and which relate to any health or safety condition regulated under any Environmental Law or in connection with any other environmental matter or Release, threatened Release, or the presence of a Hazardous Material.

          "Environmental Permits" shall mean all permits, licenses,
           ---------------------
authorizations, certificates, approvals, registrations or other written documents required by any Governmental Authority under any Environmental Laws.

          "Equipment" shall mean all "equipment," as such term is defined in the
           ---------
Code, and, in any event, including all machinery, equipment, furnishings, Fixtures and vehicles and any and all additions, accessions, substitutions and replacements of any of the foregoing, wherever located, together with all attachments, components, parts, equipment and accessories installed thereon or affixed thereto.

          "ERISA" shall mean the Employee Retirement Income Security Act of 1974
           -----
(or any successor legislation thereto), as amended from time to time, and any regulations promulgated thereunder.

          "ERISA Affiliate" shall mean any trade or business (whether or not
           ---------------
incorporated) under common control with Borrower and which, together with Borrower, is treated as a single employer within the meaning of Section 414(b),
(c), (m) or (o) of the IRC.

          "ERISA Event" shall mean, with respect to Borrower, any of its
           -----------
Subsidiaries or any ERISA Affiliate: (a) a Reportable Event with respect to a Title IV Plan or a Multi-employer Plan; (b) the withdrawal of Borrower, any of its Subsidiaries or any ERISA Affiliate from a Title IV Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer, as defined in Section 4001(a)(2) of ERISA; (c) the complete or partial withdrawal of Borrower, any of its Subsidiaries or any ERISA Affiliate from any Multi-employer Plan; (d) the filing of a notice of intent to terminate a Title IV Plan or the treatment of a plan amendment as a termination under Section 4041 of ERISA; (e) the institution of a proceeding to terminate a Title IV Plan or Multi-employer Plan by the PBGC; (vi) the failure to make required contributions to a Qualified Plan; or (f) any other event or condition which might reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Title IV Plan or Multi-employer Plan or the imposition of any liability under Title IV of ERISA, other than PBGC premiums due but not delinquent under Section 4007 of ERISA.

          "Eurodollar Lending Office" shall mean, with respect to any Lender,
           -------------------------
the office of such Lender specified as its "Eurodollar Lending Office" below its name on the signature pages hereto or in the Assignment and Acceptance pursuant to which it became a Lender (or, if no such office is specified, its Domestic Lending Office), or such other office of such Lender as such Lender may from time to time specify to Borrower and the Administrative Agent.

          "Event of Default" shall have the meaning assigned to it in Section
           ----------------                                           -------
8.01.
----

          "Excess Borrowing Availability" shall mean, at any time of
           -----------------------------
measurement, the amount by which Borrowing Availability exceeds the aggregate principal amount of the Revolving Credit Loan.

          "Excess Cash Flow" shall mean, for any Fiscal Year:  (a) EBITDA for
           ----------------
such Fiscal Year, minus (b) the sum of (i) Interest Expense for such Fiscal
                  -----
Year, plus (ii) all principal payments made on Funded Debt (other than the
      ----
Revolving Credit Loan) during such Fiscal Year, plus (iii) that portion of
                                                ----
Capital Expenditures (including Capital Lease Obligations) paid in cash during such Fiscal Year, plus (iv) that portion of Tax Expense paid in cash during such
                  ----
Fiscal Year, plus (c) any decrease in Working Capital during such Fiscal Year,
             ----
minus (d) any increase in Working Capital during such Fiscal Year, plus (e) the
-----                                                              ----
cash portion of any extraordinary gains during such Fiscal Year. For the purposes of this definition, "Capital Expenditures," "EBITDA," Funded Debt,"
                              --------------------    ------   -----------
"Interest Expense" and "Tax Expense" shall have the meanings assigned to them in
-----------------       -----------
Annex G; "Working Capital" shall mean the excess of Borrower's Current Assets
-------   ---------------
over its Current Liabilities; "Current Assets" shall mean all assets of Borrower
                               --------------
that are or should be classified as current on a consolidated balance sheet of Borrower prepared in accordance with GAAP; and "Current Liabilities" shall mean
                                                -------------------
all liabilities of Borrower that are or should be classified as current on a consolidated balance sheet of Borrower prepared in accordance with GAAP, but excluding the Revolving Credit Loan and the current portion of other Funded Debt.

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as
           ------------
amended.

          "Federal Reserve Board" shall mean the Board of Governors of the
           ---------------------
Federal Reserve System and any successor thereto.

          "Fees" shall mean the fees due the Administrative Agent, the
           ----
Syndication Agent and Revolving Lenders as set forth in Section 1.09, and any
                                                        ------------
other fees due to the Administrative Agent or Lenders pursuant to the Loan Documents.

          "Financial Statements" shall mean the financial statements referred to
           --------------------
in paragraph 1(a) of Schedule 3.04 and the financial statements required to be
                     -------------
delivered pursuant to Annex F.
                      -------

          "Fiscal Month" shall mean each of the one month accounting periods of
           ------------
Borrower ending on the last day of each calendar month.

          "Fiscal Quarter" shall mean each of the three month accounting periods
           --------------
of Borrower ending on March 31, June 30, September 30 and December 31 of each Fiscal Year.

          "Fiscal Year" shall mean the twelve month accounting period of
           -----------
Borrower ending on June 30 of each year. Subsequent changes of the fiscal year of Borrower shall not change the term "Fiscal Year," unless the Administrative Agent and the Required Lenders shall consent in writing to such change.

          "Fixtures" shall mean all "fixtures," as such term is defined in the
           --------
Code, now or hereafter owned or acquired by Borrower, wherever located, and, in any event, including all of the fixtures, systems, machinery, apparatus, equipment and fittings of every kind and nature whatsoever and all appurtenances and additions thereto and substitutions therefor or replacements thereof, now or hereafter attached or affixed to or constituting a part of, or located in or upon, Real Property wherever located.

          "FPM Ohio" shall mean FPM Behavioral Health of Ohio, Ltd., an Ohio
           --------
limited liability company, 51% of the issued and outstanding Stock of which is owned, directly or indirectly, by Borrower as of the date of this Agreement.

          "GAAP" shall mean generally accepted accounting principles in the
           ----
United States as in effect from time to time, consistently applied, subject to the rules of construction set forth in Section 4 of Annex G.
                                                    -------

          "GE Capital" shall mean General Electric Capital Corporation, a
           ----------
corporation organized under the banking laws of the State of New York.

          "GE Capital Fee Letter" shall mean the letter agreement of even date
           ---------------------
herewith between Borrower and GE Capital with respect to certain Fees to be paid from time to time by Borrower to GE Capital, individually or in its capacity as Administrative Agent.

          "General Intangibles" shall mean all "general intangibles," as such
           -------------------
term is defined in the Code, now owned or hereafter acquired by any Credit Party and, in any event, including all right, title and interest which any Credit Party may now or hereafter have in or under any Contract, all customer lists, Intellectual Property, interests in partnerships, limited liability companies, joint ventures and other business associations, permits, proprietary or confidential information, inventions (whether or not patented or patentable), technical information, procedures, designs, knowledge, know-how, software, data bases, data, skill, expertise, experience, processes, models, drawings, materials and records, goodwill (including the goodwill associated with any Intellectual Property), all rights and claims in or under insurance policies (including insurance for fire, damage, loss, and casualty, whether covering personal property, real property, tangible rights or intangible rights, all liability, life, key man, and business interruption insurance, and all unearned premiums), uncertificated securities, choses in action, and bank accounts (including the Disbursement Account), rights to receive tax refunds and other payments and rights of indemnification.

          "Goods" shall mean all "goods" as such term is defined in the Code,
           -----
now owned or hereafter acquired by any Credit Party, wherever located, including movables, Fixtures, Equipment, Inventory, or other tangible personal property.

          "Governmental Authority" shall mean any nation or government, any
           ----------------------
state or other political subdivision thereof and any entity exercising executive, judicial, legislative, regulatory or administrative functions of or pertaining to government.

          "Greenbrier Bonds" shall have the meaning attributed to such term in
           ----------------
the SocGen Credit Agreement.

          "Greenbrier Indenture" shall have the meaning attributed to such term
           --------------------
in the SocGen Credit Agreement.

          "Guaranteed Indebtedness" shall mean, as to any Person, any obligation
           -----------------------
of such Person guaranteeing any indebtedness, lease, dividend, or other obligation ("primary obligation") of any other Person (the "primary obligor") in
             ------------------                             ---------------
any manner including any obligation or arrangement of such Person: (a) to purchase or repurchase any such primary obligation, (b) to advance or supply funds (i) for the purchase or payment of any such primary obligation or (ii) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency or any balance sheet condition of the primary obligor, (c) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation, or (d) to indemnify the owner of such primary obligation against loss in respect thereof.

          "Gulf Coast Bonds" shall have the meaning attributed to such term in
           ----------------
the SocGen Credit Agreement.

          "Gulf Coast Indenture" shall have the meaning attributed to such term
           --------------------
in the SocGen Credit Agreement.

          "Gulf Coast Treatment Center" shall mean Gulf Coast Treatment Center,
           ---------------------------
Inc., a Florida corporation, 96% of the issued and outstanding Stock of which is owned, directly or indirectly, by Borrower as of the date of this Agreement.

          "Hazardous Material" shall mean a Hazardous Substance and/or a
           ------------------
Hazardous Waste.

          "Hazardous Substance" shall mean any element, material, compound,
           -------------------
mixture, solution, chemical, substance, or pollutant within the definition of "hazardous substance" under Section 101(14) of CERCLA; petroleum or any fraction, by-product or distillation product thereof; asbestos, polychlorinated biphenyls, or any radioactive substances; and any material regulated as a hazardous substance by any jurisdiction in which Borrower owns or operates or has owned or operated a facility.

          "Hazardous Waste" shall mean any element, pollutant, contaminate or
           ---------------
discarded material (including any radioactive material) within the definition of
Section 103(6) of RCRA; any medical waste, biowaste, biohazardous waste and any other hospital-related waste material; and any other material regulated as a hazardous waste by any jurisdiction in which Borrower or any of its Subsidiaries owns or operates or has owned or operated a facility, or to which Borrower or any of its Subsidiaries sends material for treatment, storage or disposal as waste.

          "HCFA" shall mean the Health Care Financing Administration, an agency
           ----
of the United States Department of Health and Human Services.

          "HSA" shall mean HSA of Oklahoma, Inc. an Oklahoma corporation.
           ---

          "Inactive Subsidiaries" shall mean Subsidiaries of Borrower that have
           ---------------------
no material assets and conduct no business.

          "Indebtedness" of any Person shall mean:  (a) all indebtedness of such
           ------------
Person for borrowed money or for the deferred purchase price of property or services (including reimbursement and all other obligations with respect to surety bonds, letters of credit and bankers' acceptances, whether or not matured, but not including obligations to trade creditors incurred in the ordinary course of business, (b) all obligations evidenced by notes, bonds, debentures or similar instruments, (c) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (d) all Capital Lease Obligations, (e) all Guaranteed Indebtedness, (f) all "earn out" or other contingent payment obligations incurred in connection with an Acquisition, to the extent required to be reflected on a consolidated balance sheet of Borrower in accordance with GAAP,
(g) all Indebtedness referred to in clause (a), (b), (c), (d) or (e) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon or in property (including accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness,
(h) the Obligations, and (i) all liabilities under Title IV of ERISA.

          "Indemnified Person" shall have the meaning assigned to it in Section
           ------------------                                           -------
1.14.
----

          "Index Rate Loan" shall have the meaning assigned to it in Annex C.
           ---------------                                           -------

          "Instruments" shall mean all "instruments," as such term is defined in
           -----------
the Code, now owned or hereafter acquired by any Credit Party, wherever located and, in any event, including all certificated securities, certificates of deposit and all notes and other evidences of indebtedness, other than instruments that constitute, or are a part of a group of writings that constitute, Chattel Paper.

          "Intellectual Property" shall mean, collectively, all Trademarks, all
           ---------------------
Patents, all Copyrights and all Licenses now held or hereafter acquired by any Credit Party, together with all franchises, tax refund claims, rights of indemnification, payments under insurance, indemnities, warranties and guarantees payable with respect to the foregoing.

          "Interest Payment Date" shall mean (a) as to any Index Rate Loan, the
           ---------------------
first Business Day of each Fiscal Quarter to occur while such Loan is outstanding, (b) as to any LIBOR Rate Loan, the last day of the applicable LIBOR Period; provided, that in the case of any LIBOR Period greater than three months
        --------
in duration, interest shall be payable at three month intervals and on the last day of such LIBOR Period; and provided further that, in addition to the
                              -------- -------
foregoing, each of (x) the Commitment Termination Date and (y) the Termination Date shall be deemed to be an "Interest Payment Date" with respect to any
                               ---------------------
interest which is then accrued under this Agreement.

          "Inventory" shall mean all "inventory," as such term is defined in the
           ---------
Code, now or hereafter owned or acquired by any Credit Party, wherever located, and, in any event, including all inventory, merchandise, goods and other personal property which are held by or on behalf of such Credit Party for sale or lease or are furnished or are to be furnished under a contract of service or which constitute raw materials, work in process or materials used or consumed or to be used or consumed in such Credit Party's business or in the processing, production, packaging, promotion, delivery or shipping of the same, including other supplies, and all accessions and additions thereto and all Documents covering any of the foregoing.

          "Investment" shall mean, with respect to Borrower and its
           ----------
Subsidiaries: (a) the acquisition (whether for cash, property, services or securities or otherwise) of capital stock, bonds, notes, debentures, partnership, limited liability company or other ownership interests or other securities of any other Person, other than an Acquisition; (b) the making of, or commitment to make, any advance, loan or other extension of credit to any other Person (other than as contemplated by Section 6.05(b), (c) or (d)), including
                                      ---------------  ---    ---
the purchase of property from another Person subject to an understanding or agreement, contingent or otherwise, to resell such property to such Person; and
(c) the incurrence of any Guaranteed Indebtedness or other contingent obligation with respect to Indebtedness or other liability of any other Person (other than Indebtedness of a Credit Party otherwise permitted by Section 6.04 and without
                                                      ------------
double counting as to any such Guaranteed Indebtedness or other obligation incurred concurrently by Borrower and any of its Subsidiaries).

          "IRC" shall mean the Internal Revenue Code of 1986, as amended, and
           ---
any successor thereto.

          "IRS" shall mean the Internal Revenue Service, or any successor
           ---
thereto.

          "JCAHO" shall mean the Joint Commission on Accreditation of Health
           -----
Care Organizations.

          "Joint Venture Partners" shall mean all Persons directly or indirectly
           ----------------------
holding Stock in any of Borrower's Subsidiaries, other than Borrower or any of its Subsidiaries.

          "Leases" shall mean all of those leasehold estates in real property
           ------
now owned or hereafter acquired by any Credit Party, as lessee or sublessee.

          "Lenders" shall mean the lenders originally party to this Agreement
           -------
and their respective assigns under Section 10.02 of this Agreement.
                                   -------------

          "Letter of Credit Fee" shall have the meaning assigned to it in
           --------------------
Section 1.09.
------------

          "Letter of Credit Issuer" shall have the meaning set forth in
           -----------------------
paragraph 1 of Annex B.
               -------

          "Letter of Credit Obligations" shall mean all outstanding obligations
           ----------------------------
incurred by Lenders at the request of Borrower, whether direct or indirect, contingent or otherwise, due or not due, in connection with the issuance or guaranty, by a Letter of Credit Issuer, of Letters of Credit. The amount of such Letter of Credit Obligations at any time shall equal the maximum amount which may be payable by Lenders thereupon or pursuant thereto at such time.

          "Letter of Credit Sublimit" shall have the meaning set forth in
           -------------------------
paragraph 1 of Annex B.
               -------

          "Letters of Credit" shall mean commercial or standby letters of credit
           -----------------
issued at the request and for the account of Borrower for which Lenders have incurred Letter of Credit Obligations pursuant to Section 1.06 and Annex B.
                                                  ------------     -------

          "LIBOR Period" shall have the meaning assigned to it in Annex C.
           ------------                                           -------

          "LIBOR Rate Loan" shall have the meaning assigned to it in Annex C.
           ---------------                                           -------

          "License" shall mean any Patent License, Trademark License or other
           -------
license of rights or interests not granted by a Governmental Authority now held or hereafter acquired by any Credit Party.

          "Lien" shall mean any mortgage, deed to secure debt or deed of trust,
           ----
pledge, hypothecation, assignment, deposit arrangement, lien, charge, claim, security interest, easement or encumbrance, or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including any lease or title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of, or agreement to give, any financing statement perfecting a security interest under the Code or comparable law of any jurisdiction).

          "Life Companies" shall have the meaning attributed to such term in the
           --------------
SocGen Credit Agreement.

          "Life Company Obligations" shall mean all obligations of Borrower
           ------------------------
under and in respect of the "Life Company Senior Notes" and the "Life Company Subordinated Notes," as those terms are defined in the SocGen Credit Agreement, including without limitation, the Life Companies Prepayment Premium.

          "Life Companies Prepayment Premium" shall mean the amount of yield
           ---------------------------------
maintenance or make-whole amount that Borrower pays in cash to the Life Companies in connection with the Refinancing.

          "Loan" shall mean any or all of the Revolving Credit Loan, Term Loan A
           ----
and Term Loan B.

          "Loan Account" shall have the meaning set forth in Section 1.13.
           ------------                                      ------------

          "Loan Documents" shall mean this Agreement, the GE Capital Fee Letter,
           --------------
the Notes, the Collateral Documents and all agreements, instruments, documents and certificates in favor of the Administrative Agent or Lenders executed in connection with the transactions contemplated by this Agreement, including, without limitation, those that are identified in the Schedule of Closing Documents attached as Annex D, and all other pledges, powers of attorney,
                      -------
consents, assignments, and other documents and agreements, whether heretofore, now or hereafter executed by or on behalf of Borrower or any other Credit Party and delivered to the Administrative Agent in connection with this Agreement or the financing transactions contemplated hereby, other than the Related Transaction Documents.

          "Loans" shall mean, collectively, the Revolving Credit Loan, Term Loan
           -----
A and Term Loan B.

          "Louisiana DHH" shall mean the Department of Health and Hospitals of
           -------------
the State of Louisiana.

          "Louisiana DHH Claims" shall mean, collectively, certain demands for
           --------------------
repayment of disproportionate share funds previously paid by Louisiana DHH to Bayou Oaks Hospital and Three Rivers Hospital in respect of certain teaching pool funds and previously paid by Louisiana DHH to Three Rivers Hospital in respect of Three Rivers Hospital's annual Medicaid census for the calendar year ending December 31, 1994, as more fully described in correspondence dated September 4, 1997 from McGlinchey Stafford to Ernst & Young, LLP.

          "Managed Facility" shall mean any hospital or other facility providing
           ----------------
psychiatric or behavioral care services managed by Borrower or any of Borrower's Subsidiaries pursuant to a Management Agreement.

          "Management Agreement" shall mean either (i) an agreement between
           --------------------
Borrower or one or more of Borrower's Subsidiaries and one or more Managed Facilities, pursuant to which Borrower or its Subsidiary agrees to provide certain management services to such Managed Facilities and pursuant to which Borrower or such subsidiary derives annual revenue exceeding $500,000, or (ii) an agreement between Borrower or one or more of Borrower's Subsidiaries and one or more managed care customers, pursuant to which Borrower or its Subsidiary agrees to provide mental health care and substance abuse services and pursuant to which Borrower or such Subsidiary derives annual fees exceeding $1,000,000.

          "Margin Stock" shall have the meaning specified in Regulation G, T, U
           ------------
or X of the Federal Reserve Board, as in effect from time to time.

          "Material Adverse Event" shall mean an event, occurrence or
           ----------------------
circumstance that, individually or together with all other events, occurrences or circumstances, whether or not of like kind and whether or not related, has had or resulted in, or could reasonably be expected to have or result in, (a) with respect to Borrower or any Material Subsidiary, a material adverse effect on the business, assets, operations, prospects, revenues or financial or other condition of Borrower and its Subsidiaries taken as a whole or of such Material Subsidiary and its Subsidiaries taken as a whole, as the case may be, or (b) with respect to Borrower, a material adverse effect on (i) the ability of Borrower to pay or perform the Obligations in accordance with the terms thereof,
(ii) the Collateral or the Administrative Agent's Liens on the Collateral or the priority of such Liens, or (iii) the rights and remedies of the Administrative Agent or any Lender under this Agreement and the other Loan Documents. When the term "Material Adverse Event" is used otherwise than with specific reference to a specific Person or group of Persons, it shall be deemed to be used with reference to Borrower and its Subsidiaries taken as a whole.

          "Material Contracts" shall mean (a) each Management Agreement, and (b)
           ------------------
each contract to which Borrower or any of its Subsidiaries is now or hereafter a party, either (i) involving aggregate consideration payable to or by Borrower or such Subsidiary, contingent or otherwise, in excess of $2,000,000 (excluding employment agreements entered into in the ordinary course of business); or (ii) the breach or termination by any party of which would be a Material Adverse Event.

          "Material Subsidiary" shall mean, at any time, any Subsidiary of
           -------------------
Borrower (i) whose consolidated EBITDA or net revenues, determined for such Subsidiary and all of its Subsidiaries, or (ii) that owns, leases or operates a hospital or other facility whose EBITDA or net revenues, in each case determined for the most recent Rolling Four-Quarter Period for which Borrower is required to deliver a Compliance Certificate to the Administrative Agent pursuant to Annex F, equals five percent (5%) or more of Borrower's consolidated EBITDA or
-------
net revenues for such Rolling Four-Quarter Period.

          "Meadowlake Hospital" shall mean the psychiatric and chemical
           -------------------
dependency hospital located at 2216 South Van Buren, Enid, Oklahoma, owned by HSA.

          "Medicaid" shall mean, collectively, the health care assistance
           --------
program established by Title XIX of the Social Security Act (42 U.S.C.
(S)(S)1396 et seq.) and any statutes succeeding thereto, and all laws, rules, regulations, manuals, orders, guidelines or requirements pertaining to such program including (a) all federal statutes (whether set forth in Title XIX of the Social Security Act or elsewhere) affecting such program; (b) all state statutes and plans for medical assistance enacted in connection with such program and federal rules and regulations promulgated in connection with such program; and (c) all applicable provisions of all rules, regulations, manuals, orders and administrative, reimbursement, guidelines and requirements of all government authorities promulgated in connection with such program (whether or not having the force of law), in each case as the same may be amended, supplemented or otherwise modified from time to time.

          "Medicare" shall mean, collectively, the health insurance program for
           --------
the aged and disabled established by Title XVIII of the Social Security Act (42 U.S.C. (S)(S)1395 et seq.) and any statutes succeeding thereto, and all laws, rules, regulations, manuals, orders or guidelines pertaining to such program including (a) all federal statutes (whether set forth in Title XVIII of the Social Security Act or elsewhere) affecting such program; and (b) all applicable provisions of all rules, regulations, manuals, orders and administrative, reimbursement, guidelines and requirements of all Governmental Authorities promulgated in connection with such program (whether or not having the force of law), in each case as the same may be amended, supplemented or otherwise modified from time to time

          "Minimum LIBOR Rate Loan Amount" shall have the meaning assigned to it
           ------------------------------
in Section 1.01(a).
   ---------------

          "Mortgaged Property" shall mean all Real Property subject to the
           ------------------
Mortgages and serving as security for the Obligations, consisting of hospitals owned or leased by certain of the Credit Parties on the Closing Date and identified on Schedule 1.01 hereto, together with all additional Real Property
              -------------
becoming subject to a Mortgage after the Closing Date pursuant to Section
                                                                  -------
5.14(a), all as more particularly described in Exhibit A to the Mortgages.
-------

          "Mortgages" shall mean the mortgages, deeds of trust or deeds to
           ---------
secure debt with respect to the Mortgaged Property, substantially in the form of

Exhibit E hereto with such changes thereto as shall be necessary or appropriate
---------
for use in the States of Alabama, Arizona, Florida, Louisiana, Missouri, Michigan, North Carolina, Oklahoma, South Carolina, Texas, Utah and West Virginia or any other state in which a Credit Party hereafter acquires Real Property that becomes subject to a Mortgage pursuant to Section 5.14(a), in each
                                                        ---------------
case executed by the appropriate Credit Party in favor of the Administrative Agent or a trustee for the benefit of the Administrative Agent, including all amendments, modifications and supplements thereto, and shall refer to the Mortgages as the same may be in effect at the time such reference becomes operative.

          "Multi-employer Plan" shall mean a "Multi-employer plan," as defined
           -------------------
in Section 4001(a) (3) of ERISA, to which Borrower, any of its Subsidiaries or any ERISA Affiliate is making, is obligated to make, or has made or been obligated to make, contributions on behalf of participants who are or were employed by any of them.

          "Net Cash Proceeds" shall mean (a) in respect of any casualty or
           -----------------
condemnation described in Section 5.12 and any sale or other disposition of
                          ------------
assets permitted by Section 6.08, all cash proceeds received in respect thereof,
                    ------------
net of (i) commissions and other reasonable and customary transaction costs, fees and expenses properly attributable to such transaction and payable by

Borrower in connection therewith (in each case paid to non-Affiliates, other than reasonable legal fees and expenses paid to Haythe & Curley), (ii) transfer and other taxes payable in connection therewith, (iii) amounts payable to holders of senior Liens (to the extent such Liens constitute Permitted Liens hereunder), if any, and (iv) an appropriate reserve for income taxes payable in accordance with GAAP in connection therewith, and (b) in respect of the issuance of Stock or debt securities described in Section 1.04(f)(ii) and (iii), all cash
                                         -------------------     -----
proceeds received in respect thereof, net of (i) underwriting discounts and commissions and (ii) other reasonable costs, fees and expenses properly attributable to such transaction and payable by Borrower in connection therewith (in each case paid to non-Affiliates, other than reasonable legal fees and expenses paid to Haythe & Curley).

          "Net Eligible Accounts shall mean the net book value of Borrower's and
           ---------------------
its Subsidiaries' Eligible Accounts, determined on a consolidated basis in accordance with GAAP, less (i) any amount thereof attributable to Eligible
                      ----
Accounts owned by any Subsidiary of Borrower (other than FPM Ohio or TCV) that is not a Credit Party or in which the Administrative Agent otherwise does not have a perfected first priority Lien pursuant to the Security Agreement (other than Eligible Accounts of FPM Ohio or TCV); and (ii) that percentage thereof, in the case of Eligible Accounts owned by FPM Ohio, Gulf Coast Treatment Center, TCV or any other Subsidiary of Borrower permitted to be created or acquired by this Agreement that, at the time of computation, is not a wholly-owned Subsidiary, equal to the percentage of the Stock of such Subsidiary that is not held, directly or indirectly, by Borrower.

          "1997 Audited Financial Statements" shall have the meaning assigned to
           ---------------------------------
it in paragraph 1(a) of Schedule 3.04.
                        -------------

          "Non-Use Fee" shall have the meaning assigned to it in Section 1.09.
           -----------                                           ------------

          "Note" shall mean any of (i) a Term Loan A Note, (ii) a Term Loan B
           ----
Note or (iii) a Revolving Credit Note; and "Notes" shall mean, collectively, any
                                            -----
two or more of such Notes, as the context requires.

          "Notice of Request for Letter of Credit" shall have the meaning
           --------------------------------------
assigned to it in Annex B.
                  -------

          "Notice of Revolving Credit Advance" shall have the meaning assigned
           ----------------------------------
to it in Section 1.01(b).
         ---------------

          "Obligations" shall mean all loans, advances, debts, liabilities and
           -----------
obligations for the performance of covenants, or for the payment of monetary amounts (whether or not such performance is then required or contingent, or amounts are liquidated or determinable) owing by Borrower or any other Credit Party to Lenders or the Agents, and all covenants regarding such amounts, of any kind or nature, present or future, whether or not evidenced by any note, agreement or other instrument, arising under any of the Loan Documents. This term includes all principal, interest (including interest which accrues after the commencement of any case or proceeding referred to in Section 8.01(g), (h) or (i)), Fees, Charges, Claims, expenses, reasonable
      ---------------  ---    ---
attorneys' fees and any other sum chargeable to Borrower or any other Credit Party under any of the Loan Documents.

          "Oklahoma LLC" shall mean Meadowlake/Western Alliance LLC, an Oklahoma
           ------------
limited liability company, 50% of the issued and outstanding Stock of which is owned, directly or indirectly, by Borrower as of the date of this Agreement.

          "Patent License" shall mean rights under any written agreement now
           --------------
owned or hereafter acquired by any Credit Party granting any right with respect to any invention on which a Patent is in existence.

          "Patents" shall mean all of the following in which any Credit Party
           -------
now holds or hereafter acquires any interest: (a) all letters patent of the United States or any other country, all registrations and recordings thereof, and all applications for letters patent of the United States or any other country, including registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State or Territory thereof, or any other country, and (b) all reissues, divisions, continuations, continuations-in-part or extensions thereof.

          "Payment Account" shall mean that certain account of the
           ---------------
Administrative Agent, account number 50-232-854 in the name of GECC/CAF Depository at Bankers Trust Company, 1 Bankers Trust Plaza, New York, New York 10006, ABA number 021-001-033, ref. CFA 4624 or such other account as may be designated by the Administrative Agent.

          "PBGC" shall mean the Pension Benefit Guaranty Corporation or any
           ----
successor thereto.

          "Pension Plan" shall mean an employee pension benefit plan, as defined
           ------------
in Section 3(2) of ERISA (other than a Multi-employer Plan), which is not an individual account plan, as defined in Section 3(34) of ERISA, and which Borrower, any of its Subsidiaries or, if a Title IV Plan, any ERISA Affiliate maintains, contributes to or has an obligation to contribute to on behalf of participants who are or were employed by any of them.

          "Permitted Acquisition" shall have the meaning assigned to it in
           ---------------------
Section 6.01.
------------

          "Permitted Encumbrances" shall mean the following encumbrances: (a)
           ----------------------
Liens for taxes or assessments or other governmental Charges or levies, either not yet due and payable or to the extent that nonpayment thereof is permitted by the terms of Section 5.02; (b) pledges or deposits securing obligations under
             ------------
workmen's compensation, unemployment insurance, social security or public liability laws or similar legislation; (c) pledges or deposits securing bids, tenders, contracts (other than contracts for the payment of money) or leases to which Borrower or any of its Subsidiaries is a party as lessee made in the ordinary course of business; (d) deposits securing public or statutory obligations of Borrower or any of its Subsidiaries; (e) inchoate and unperfected workers', mechanics', suppliers' or similar liens arising in the ordinary course of business; (f) carriers', warehousemen's or other similar possessory liens arising in the ordinary course of business and securing obligations not yet past due and in an outstanding aggregate amount not in excess of $50,000 at any time; (g) deposits securing, or in lieu of, surety, appeal or customs bonds in proceedings to which Borrower or any of its Subsidiaries is a party; (h) any attachment or judgment lien, unless the judgment it secures shall not, within 30 days after the entry thereof, have been discharged or execution thereof stayed pending appeal, or shall not have been discharged within 30 days after the expiration of any such stay; (i) zoning restrictions, restrictive covenants, easements, licenses, or other restrictions on the use of Real Property or other minor irregularities in title (including leasehold title) thereto, so long as the same do not materially impair the use, value, or marketability of such Real Property, Leases or leasehold estates; and
(j) protective UCC filings made by lessors of equipment to a Credit Party in transactions not involving the granting of a Lien on property owned by such Credit Party.

          "Permitted Joint Ventures" shall mean, collectively, FPM Ohio,
           ------------------------
Oklahoma LLC, South Florida LLC, South Florida LP, TCV and any other Subsidiary of Borrower created or acquired after the Closing Date with the consent of the Administrative Agent and the Required Lenders that is not directly or indirectly wholly-owned by Borrower.

          "Permitted Liens" shall mean Permitted Encumbrances and other Liens
           ---------------
specifically permitted by Section 6.07.
                          ------------

          "Person" shall mean any individual, sole proprietorship, partnership,
           ------
limited liability company, joint venture, trust, unincorporated organization, association, corporation, institution, Managed Facility, public benefit corporation, entity or government (whether federal, state, county, city, municipal or otherwise, including any instrumentality, division, agency, body or department thereof).

          "Plan" shall mean an employee benefit plan, as defined in Section 3(3)
           ----
of ERISA, which Borrower, any of its Subsidiaries or any ERISA Affiliate maintains, contributes to or has an obligation to contribute to on behalf of participants who are or were employed by any of them.

          "Practice Guarantees" shall mean physician or mental practice health
           -------------------
practice guarantees pursuant to which any Credit Party guarantees or otherwise agrees (a) to pay a physician or mental health professional with admitting privileges to or on the medical staff of a hospital, clinic or other health care facility owned or operated by such Credit Party a minimum periodic income or revenue, or (b) to pay obligations of a physician or mental health professional with admitting privileges to or on the medical staff of a hospital, clinic or other health care facility owned or operated by such Credit Party.

          "Preferred Stock Designation" shall mean the certificate of
           ---------------------------
designation in substantially the form of Exhibit A to the Preferred Stock Purchase Agreement, duly authorized by resolution of Borrower's Board of Directors pursuant to authority contained in Borrower's certificate of incorporation and filed with the Secretary of State of the State of Delaware on or before the

Closing Date, as amended, modified or supplemented from time to time with the consent of the Administrative Agent and the Required Lenders.

          "Preferred Stock Purchase Agreement" shall mean the Preferred Stock
           ----------------------------------
Purchase Agreement dated of even date herewith between Borrower, as issuer, and GE Capital, as purchaser, as in effect on the Closing Date and as the same may be amended, modified or supplemented with the consent of the Administrative Agent and the Required Lenders.

          "Proceeds" shall mean all "proceeds," as such term is defined in the
           --------
Code and, in any event, including, with respect to any Person: (a) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to such Person from time to time with respect to any of its property or assets; (b) any and all payments (in any form whatsoever) made or due and payable to such Person from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of such Person's property or assets by any governmental body, authority, bureau or agency (or any person acting under color of governmental authority); (c) any claim of such Person against third parties (i) for past, present or future infringement of any Patent or Patent License or (ii) for past, present or future infringement or dilution of any Trademark or Trademark License or for injury to the goodwill associated with any Trademark, Trademark registration or Trademark licensed under any Trademark License; (d) any recoveries by such Person against third parties with respect to any litigation or dispute concerning any of such Person's property or assets; and (e) any and all other amounts from time to time paid or payable under or in connection with any of such Person's property or assets, upon disposition or otherwise.

          "Projections" shall have the meaning assigned to it in Schedule 3.04.
           -----------                                           -------------

          "Property" shall mean all property, real or personal, tangible or
           --------
intangible, now or hereafter owned by Borrower or any of its Subsidiaries.

          "Pro Rata Share" shall mean, as to each of the Lenders, the ratable
           --------------
share or interest of such Lender determined according to (a) as among the Term Loan A Lenders, the ratio that the respective principal amounts of the Term Loan A Notes then held by each of them bears to the sum of such amounts then held by all of them, (b) as among the Term Loan B Lenders, the respective principal amounts of the Term Loan B Notes then held by each of them bears to the sum of such amounts then held by all of them, (c) as among the Revolving Credit Lenders, the ratio that the respective principal amounts of their Revolving Credit Commitments (or, after the Commitment Termination Date, the respective principal amounts of the Revolving Credit Loan then held by each of them) bears to the sum of such amounts then held by all of them, and (d) as among all of the Lenders, the ratio that the sum of the respective amounts set forth in clauses
(a), (b) and (c) then held by each Lender bears to the sum of such amounts then held by all of them.

          "Qualified Plan" shall mean an employee pension benefit plan, as
           --------------
defined in Section 3(2) of ERISA, which is intended to be tax-qualified under IRC Section 401(a), and which Borrower, any of its Subsidiaries or any ERISA Affiliate maintains, contributes to or has an obligation to contribute to on behalf of participants who are or were employed by any of them.

          "Ramsay Affiliates" shall mean Persons, exclusive of Borrower and its
           -----------------
Subsidiaries, who directly, or indirectly through one or more intermediaries, are controlled by Paul J. Ramsay, an individual with an address at 154 Pacific Highway, Greenwich, NSW 2065, Australia. As used in this paragraph, the term "control" (including the term "controlled by") means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Persons, whether through stock ownership, membership, partnership, voting rights, governing boards, committees, division or other bodies with one or more common members, directors, trustees, officers or any managers or otherwise.

          "Ramsay Common Stock Subscription Agreement" shall mean the Common
           ------------------------------------------
Stock Purchase Agreement dated as of the Closing Date pursuant to which one or more Ramsay Affiliates agree, in the event that (i) Borrower or any of its Subsidiaries pay or become liable for the payment of any amount in excess of $1,300,000 in respect of the Louisiana DHH Claims, whether pursuant to a settlement or other agreement, by offset of current accounts receivable of Borrower or any of its Subsidiaries due from Louisiana DHH, by entry of judgment or otherwise, and (ii) the amount of such excess actually paid by or offset against Borrower and its Subsidiaries exceeds $500,000 during any Fiscal Year, to purchase such number of shares of common stock of Borrower as, at a purchase price of $5.17 per share, shall have a dollar value equal to the amount of such excess over $500,000; as amended, modified or supplemented from time to time with the consent of the Administrative Agent and the Required Lenders.

          "Ramsay Preferred Stock Designation" shall mean the certificate of
           ----------------------------------
designation in substantially the form of Exhibit A to the Ramsay Preferred Stock Subscription Agreement, duly authorized by resolution of Borrower's Board of Directors pursuant to authority contained in Borrower's certificate of incorporation and filed with the Secretary of State of the State of Delaware on or before the Closing Date; as amended, modified or supplemented from time to time with the consent of the Administrative Agent and the Required Lenders.

          "Ramsay Preferred Stock Purchase Agreement" shall mean the Preferred
           -----------------------------------------
Stock Purchase Agreement dated as of the Closing Date pursuant to which one or more Ramsay Affiliates agree to purchase 4,000 shares of Series 1997-A Preferred Stock on the Closing Date, for an aggregate purchase price of $4,000,000.

          "RCRA" is defined in the definition of "Environmental Laws."
           ----

          "Real Property" shall mean all real property owned, leased or operated
           -------------
by Borrower or any other Credit Party.

          "Refinancing" shall mean the consummation of the payoff of the Life
           -----------
Company Obligations, the payoff of the SocGen Obligations and the cash collateralization of the SocGen Letters of Credit, all as contemplated by

Section 2.01(b) hereof.
---------------

          "Related Transactions" shall mean the issuance of the Bridge Notes
           --------------------
pursuant to the Bridge Note Purchase Agreement, the issuance of the Series 1997 Preferred Stock pursuant to the

Preferred Stock Purchase Agreement, the issuance of the Series 1997-A Preferred Stock pursuant to the Ramsay Preferred Stock Purchase Agreement, the payment of all fees, costs and expenses associated with all of the foregoing and the execution and delivery of all of the Related Transaction Documents.

          "Related Transaction Documents" shall mean the Bridge Note Purchase
           -----------------------------
Agreement, the Bridge Notes, the Preferred Stock Purchase Agreement, the Preferred Stock Designation, the Ramsay Common Stock Subscription Agreement, the Ramsay Preferred Stock Purchase Agreement, the Ramsay Preferred Stock Designation, and all agreements, instruments, documents and certificates executed by or on behalf of Borrower in connection with the Related Transactions.

          "Release" shall mean, as to any Person, any release or any spilling,
           -------
leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, disposing or migration of a Hazardous Material into the indoor or outdoor environment by such Person (or by a Person under such Person's direction or control), including the movement of a Hazardous Material through or in the air, soil, surface water, ground water or property; but shall exclude any release, discharge, emission or disposal in material compliance with a then effective permit or order of a Governmental Authority.

          "Reportable Event" shall mean any of the events described in Section
           ----------------
4043(b) (1), (2), (3), (5), (6), (8) or (9) of ERISA.

          "Required Lenders" shall mean, at any time, Lenders holding at least
           ----------------
51% in interest of (i) the Revolving Credit Commitments (or, from and after the Revolving Credit Commitment Termination Date, the outstanding principal amount of the Revolving Credit Loan), (ii) the outstanding principal amount of Term Loan A, and (iii) the outstanding principal amount of Term Loan B, but in no event fewer than two Lenders at any time while there are two or more Lenders hereunder.

          "Required Revolving Lenders" shall mean Revolving Lenders holding at
           --------------------------
least 51% in interest of the Revolving Credit Commitments (or, from and after the Revolving Credit Commitment Termination Date, the outstanding principal amount of the Revolving Credit Loan), but in no event fewer than two Revolving Lenders at any time while there are two or more Revolving Lenders hereunder.

          "Reserves" shall mean, with respect to the Borrowing Base, such
           --------
reserves as the Administrative Agent may, in good faith based on the Administrative Agent's reasonable and customary credit considerations, establish from time to time either (i) based on a material deterioration in the collectibility, or a material decline in the value, of the Eligible Accounts, or
(ii) with respect to contingent or known material liabilities.

          "Responsible Financial Officer" shall mean any of the chief executive
           -----------------------------
officer, chief operating officer, chief financial officer, chief accounting officer, corporate controller or treasurer of Borrower.

          "Restricted Payment" shall mean, with respect to any Person: (a) the
           ------------------
declaration or payment of any dividend payable in cash or other property or assets (but excluding Stock of such Person) or the making of any other payment or distribution of cash or other property or assets in respect of such Person's Stock; (b) any payment on account of the purchase, redemption, defeasance or other retirement of such Person's Stock or any other payment or distribution made in respect thereof, either directly or indirectly; or (c) any payment or prepayment of principal of, premium, if any, or interest, fees or other charges on or with respect to, and any redemption, purchase, retirement, defeasance, sinking fund or similar payment and any claim for rescission with respect to, Subordinated Indebtedness.

          "Retiree Welfare Plan" shall refer to any Welfare Plan providing for
           --------------------
continuing coverage or benefits for any participant or any beneficiary of a participant after such participant's ter mination of employment, other than continuation coverage provided pursuant to Section 4980B of the IRC or Sections 601-609 of ERISA.

          "Revolving Credit Advance" shall have the meaning assigned to it in
           ------------------------
Section 1.01(a).
---------------

          "Revolving Credit Commitment" shall mean, as to any Revolving Lender,
           ---------------------------
the commitment of such Revolving Lender to make its Pro Rata Share of Revolving Credit Advances and/or incur Letter of Credit Obligations, as set forth opposite such Revolving Lender's name on the signature pages hereto or in the most recent Assignment Agreement executed by such Revolving Lender, and "Revolving Credit
                                                             ----------------
Commitments" shall mean, as to all Revolving Lenders, the aggregate commitment
-----------
of all Revolving Lenders to make Revolving Credit Advances and/or incur Letter of Credit Obligations in the amount of up to $16,000,000 as of the Closing Date, and up to $20,000,000 as of the Revolving Credit Commitment Adjustment Date, as either such amount may be adjusted, from time to time in accordance with this Agreement.

          "Revolving Credit Commitment Adjustment Date" shall mean such date, if
           -------------------------------------------
any, as all of the following conditions shall first have been satisfied and remain satisfied:

     (i) Borrower shall have delivered to the Administrative Agent a copy of Borrower's Form 10-K for the Fiscal Year ending June 30, 1998, conforming to the requirements set forth in paragraph 4 of Annex F;
                                         -------

     (ii) Borrower shall have delivered to the Administrative Agent a Compliance Certificate for such Fiscal Year, conforming to the requirements set forth in paragraph 5(b) of Annex F;
                  -------

     (iii) Borrower's EBITDA for such Fiscal Year shall be not less than $16,500,000, computed on the basis set forth in such Compliance Certificate but adjusted to exclude, without duplication, any amount included in Net Income for such Fiscal Year consisting of (a) favorable cost report settlements in excess of $2,000,000 in the aggregate for such Fiscal Year; (b) litigation settlements in favor of Borrower or its Subsidiaries received during the Fiscal Year; (c) interest income in excess of $500,000 in the aggregate for such Fiscal Year;

(d) extraordinary gains and gains from asset sales during such Fiscal Year; and
(e) other income during such Fiscal Year not derived from the business operations conducted by Borrower's Subsidiaries in the ordinary course.

     (iv) Borrower shall have delivered to the Administrative Agent such schedules, work papers and other documents as the Administrative Agent shall request in order to verify the adjustments described in clause (iii) above;

     (v) Borrower's Excess Borrowing Availability (determined on a pro forma
                                                                   --- -----
basis, with trade payables being paid in a manner consistent with past practices, and expenses and liabilities being paid in the ordinary course of business and without acceleration of sales) shall be not less than $4,000,000 (both before and after giving effect to the redemption of the Series 1997-A Preferred Stock);

     (vi) GE Capital no longer is the holder of the Bridge Notes;

     (vii) the Syndication Agent shall have successfully syndicated not less than $17,500,000 of the principal amount of the Revolving Credit Commitments and the Loans held by GE Capital (assuming that the Revolving Credit Commitments are increased to $20,000,000 on the Revolving Credit Commitment Adjustment Date) and such syndication shall have been closed by the execution and delivery of an Assignment Agreement duly executed by GE Capital, the Administrative Agent and Borrower and the payment to GE Capital of the sums due to it in respect of such Assignment Agreement; and

     (vii) no Default or Event of Default shall have occurred and be continuing.

          "Revolving Credit Commitment Maturity Date" shall mean September 30,
           -----------------------------------------
2002, or such later date as shall be agreed to among all of the parties hereto and set forth in an amendment to this Agreement.

          "Revolving Credit Commitment Termination Date" shall mean the earliest
           --------------------------------------------
of: (a) the Revolving Credit Commitment Maturity Date, (b) the date of termination of the Revolving Credit Commitments pursuant to Section 8.02, and
                                                            ------------
(c) the date of termination of the Revolving Credit Commitments in accordance with the provisions of Section 1.04(c).
                       ---------------

          "Revolving Credit Loan" shall mean the aggregate amount of Revolving
           ---------------------
Credit Advances outstanding at any time.

          "Revolving Credit Notes" shall mean the promissory notes provided for
           ----------------------
by Section 1.01(c) and all promissory notes delivered in substitution or
   ---------------
exchange therefor, substantially in the form of Exhibit B attached hereto, in
                                                ---------
each case as the same may be modified and supplemented and in effect from time to time.

          "Revolving Lender" shall mean any Lender having a Revolving Credit
           ----------------
Commitment set forth opposite such Lender's name on the signature pages to this Agreement or set forth for such Lender in the records maintained by the Administrative Agent pursuant to Section 10.02.
                                 -------------

          "RMCI" shall mean Ramsay Managed Care, Inc., a Delaware corporation.
           ----

          "SEC" shall mean the Securities and Exchange Commission, or any
           ---
successor thereto.

          "Security Agreement" shall mean the Security Agreement, substantially
           ------------------
in the form of Exhibit F attached hereto, between each of the Credit Parties and
               ---------
the Administrative Agent, including all amendments, modifications and supplements thereto, and shall refer to the Security Agreement as the same may be in effect at the time such reference becomes operative.

          "Senior Subordinated Note Agreement" shall mean the purchase
           ----------------------------------
agreement, indenture or other agreement pursuant to which the Senior Subordinated Notes are issued and are to be governed, as amended, modified or supplemented from time to time, to the extent permitted by Section 6.20, or
                                                           ------------
otherwise with the consent of the Administrative Agent and the Required Lenders.

          "Senior Subordinated Notes" shall mean the $17,500,000 in aggregate
           -------------------------
principal amount of senior subordinated notes contemplated to be issued by Borrower subsequent to the Closing Date, as amended, modified or supplemented from time to time, to the extent permitted by Section 6.20, or otherwise with
                                              ------------
the consent of the Administrative Agent and the Required Lenders.

          "Series 1997 Preferred Stock" shall mean the $2,500,000 in aggregate
           ---------------------------
stated value of Borrower's Class B Preferred Stock, Series 1997, to be issued pursuant to the Preferred Stock Designation and purchased pursuant to the Preferred Stock Purchase Agreement.

          "Series 1997-A Preferred Stock" shall mean the $4,000,000 in aggregate
           -----------------------------
stated value of Borrower's Class B Preferred Stock, Series 1997-A, to be issued pursuant to the Ramsay Preferred Stock Designation and purchased pursuant to the Ramsay Preferred Stock Purchase Agreement.

          "SocGen" shall mean Societe Generale, a French banking corporation, in
           ------
its capacity as "Issuing Bank" and "Agent" under the SocGen Credit Agreement, as such terms are used therein.

          "SocGen Cash Collateral Account" shall mean the bank account in the
           ------------------------------
name of SocGen in which cash collateral is held to secure the reimbursement obligations with respect to the SocGen Letters of Credit.

          "SocGen Cash Collateral Agreement" shall mean the Release of
           --------------------------------
Collateral, Termination and Cash Collateral Agreement, dated as of the Closing Date, in form and substance reasonably satisfactory to the Administrative Agent and providing for (i) the cash collateralization of Borrower's reimbursement obligations with respect to the SocGen Letters of Credit, (ii) the release of Borrower and certain of its Subsidiaries from certain provisions of the SocGen Credit Agreement, (iii) the termination of all Liens securing the SocGen Obligations (other than the Liens in certain cash or cash-equivalent collateral granted under such Agreement) and (iv) certain future assurances, in each case effective upon the payment to SocGen of an amount equal to the SocGen Obligations and the cash collateral in respect of the SocGen Letters of Credit contemplated by Section 2.02(b)(ii).
                                             -------------------

          "SocGen Credit Agreement" shall mean the Credit Agreement dated as of
           -----------------------
May 15, 1993 among Borrower, certain of Borrower's subsidiaries, the lenders party thereto and SocGen, as amended by a Consent and Amendment dated as of April 12, 1995, a Second Amendment dated as of September 15, 1995, a Third Amendment dated as of August 15, 1996, a Fourth Amendment dated as of May 15, 1997, a Fifth Amendment dated as of June 4, 1997 and the SocGen Cash Collateral Agreement.

          "SocGen Lenders" shall mean the lenders party to the SocGen Credit
           --------------
Agreement on the Closing Date.

          "SocGen Letters of Credit" shall mean the Letters of Credit issued by
           ------------------------
SocGen and outstanding under the SocGen Credit Agreement as of the Closing Date.

          "SocGen Obligations" shall mean all obligations of Borrower to SocGen
           ------------------
and the SocGen Lenders under the SocGen Credit Agreement, including without limitation, all outstanding term loans and all accrued and unpaid interest, fees and other amounts owing to the SocGen Lenders thereunder, but excluding any reimbursement obligations with respect to the SocGen Letters of Credit.

          "Solvent"  shall mean, with respect to any Person on a particular date
           -------
that, on such date (a) the fair value of the property of such Person is greater than the total amount of liabilities, including contingent liabilities, of such Person; (b) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured; (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature; and
(d) such Person is not engaged in a business or transaction, and is not about to engage in a business or transaction, for which such Person's property would constitute an unreasonably small capital. The amount of contingent liabilities (such as litigation, guarantees and pension plan liabilities) at any time shall be computed as the amount which, in light of all the facts and circumstances existing at the time, represents the amount which can be reasonably be expected to become an actual or matured liability.

          "South Florida LLC" shall mean U.B.H. Holdings, L.C., a Florida
           -----------------
limited liability company, 50% of the issued and outstanding Stock of which is owned, directly or indirectly, by Borrower as of the date of this Agreement.

          "South Florida LP" shall mean University Behavioral Health at The
           ----------------
University of South Florida, Ltd., a Florida limited partnership, 50% of the issued and outstanding Stock of which is owned, directly or indirectly, by Borrower as of the date of this Agreement.

          "Stock" shall mean all shares, options, warrants, general or limited
           -----
partnership interests, member interests, participation or other equivalents (regardless of how designated) of or in a corporation, partnership, limited liability company or equivalent entity whether voting or nonvoting, including common stock, preferred stock, or any other "equity security" (as such term is defined in Rule 3a11-1 of the General Rules and Regulations promulgated by the SEC under the Exchange Act).

          "Stock Pledge Agreement" shall mean the Stock Pledge Agreement,
           ----------------------
substantially in the form of Exhibit G hereto, between each of the Credit
                             ---------
Parties holding Stock in other Credit Parties and the Administrative Agent, including all amendments, modifications and supplements thereto, and shall refer to the Stock Pledge Agreement as the same may be in effect at the time such reference becomes operative.

          "Subordinated Indebtedness" shall mean the Indebtedness evidenced by
           -------------------------
or in respect of (a) the Bridge Notes, and (b) any of (i) the Senior Subordinated Notes, (ii) any Indebtedness (other than the Senior Subordinated Notes) refinancing the Bridge Notes, (iii) any refinancing of the Senior Subordinated Notes or any Indebtedness permitted by clause (ii), and (iv) any refinancing of any Indebtedness permitted by clause (iii);

provided that, Indebtedness described in clause (b) (other than Indebtedness
--------
incurred in favor of any Ramsay Affiliates) shall qualify as Subordinated Indebtedness only if it meets the requirements set forth in clauses (i)-(viii) below:

          (i) any such Indebtedness shall have a principal amount no greater than the principal amount of the Bridge Notes or other Indebtedness being refinanced;

          (ii) any such Indebtedness shall have a rate of interest no greater than the rate of interest applicable to the Indebtedness being refinanced, or otherwise acceptable to the Administrative Agent and the Required Lenders;

          (iii) any such Indebtedness shall not provide for any amortization, redemption or sinking fund payment prior to the date that is 366 days following the scheduled maturity of the Term Loan B Notes;

          (iv) any such Indebtedness and all claims and obligations in respect thereof shall be subordinated to the prior payment in full in cash of the Obligations (and any refunding, extension, refinancing or modification thereof) upon terms and conditions satisfactory to the Administrative Agent and the Required Lenders in their good faith discretion (which shall include, without limitation, such payment blockage, payover, standstill, bankruptcy voting rights, notice and other provisions as the Administrative Agent or the Required Lenders shall request);

          (v) any such Indebtedness shall be unsecured;

          (vi) the covenants, default provisions, terms of any "equity kicker" or similar compensation payable in respect of such Subordinated Indebtedness and all other terms and conditions set forth in the Senior Subordinated Note Agreement or other governing indenture or agreement with respect to any such Indebtedness shall be satisfactory to the Administrative Agent and the Required Lenders in their good faith discretion;

          (vii) no Default or Event of Default shall have occurred and be continuing or will exist as a result of the issuance thereof; and

          (viii) the proceeds of any such Indebtedness shall be used to redeem in full all of the outstanding Bridge Notes or other Subordinated Indebtedness then outstanding; and

provided, further, that Indebtedness incurred by Borrower in favor of any Ramsay
--------  -------
Affiliates in connection with a refinancing of the Bridge Notes shall qualify as Subordinated Indebtedness only if, in addition to meeting the requirements set forth in clauses (i), (iii), (v) and (viii) above, such Indebtedness, and the documents and instruments governing such Indebtedness, are substantively identical to the forms of the Bridge Notes and the Bridge Note Purchase Agreement with the following exceptions: (a) the notes issued in respect of such Indebtedness shall be of a single class or series having identical terms and conditions; (b) the rate of interest on such Indebtedness shall accrue and be payable at a rate not to exceed eleven percent (11%) per annum in lieu of the rates provided by Section 2.01(a) of the Bridge Note Purchase Agreement, plus a default rate of interest of not more than an additional 2% per annum as provided by Section 2.01(b) of the Bridge Note Purchase Agreement; (c) no fees shall be payable to such Ramsay Affiliates in connection with the incurrence of such Indebtedness other than as specifically contemplated by clause (e) below; (d) no prepayment premium shall be payable in respect of any optional or mandatory prepayment thereof as provided by Sections 2.03 and 2.04 of the Bridge Note Purchase Agreement; (e) Section 3.01 of the Bridge Note Purchase Agreement shall be modified to change the date "March 30, 1998" to that date which is the six-month anniversary of the date of issuance of such Indebtedness; to change the reference to "nine percent (9%)" in clause (a) thereof to "four percent (4%);" to change the definition of "Base Amount" as used in clause (a) thereof from the dollar amount set forth in the definition thereof in Section 10.02 of the Bridge Note Purchase Agreement to that dollar amount as shall be equal to 85% of Borrower's aggregate common equity value, based on the market price of Borrower's Common Stock over the 30 trading days prior to the issuance of such Indebtedness; and by deleting clause (b) thereof in its entirety; (f) Article 4 of the Bridge Note Purchase Agreement shall be modified by deleting Sections
4.03 and 4.04 thereof in their entirety; (g) Article 6 of the Bridge Note Purchase Agreement shall be modified by deleting Section 6.11 thereof in its entirety; (h) Article 7 thereof shall be deleted in its entirety; (i) Section 8.01(e) of the Bridge Note Purchase Agreement shall be modified so that an Event of Default shall occur thereunder only to the extent that an Event of Default under the Senior Credit Agreement or any other agreement, document or instrument relating to Indebtedness referred to therein causes such Indebtedness to be accelerated and such acceleration is not thereafter rescinded; (j) the definition of "Closing Date" shall be modified to reflect the actual date of issuance of such Indebtedness; (k) other changes may be made to the form of the Bridge Note Purchase Agreement so that the terms and conditions thereof are more favorable to Borrower than those set forth in the Bridge Note Purchase Agreement; and (l) other changes of a conforming nature shall be made to the form of the Bridge Note Purchase Agreement as are necessary to reflect the foregoing terms and conditions.

          "Subsidiary" shall mean, with respect to any Person:  (a) any
           ----------
corporation of which an aggregate of more than 50% of the outstanding Stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, Stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, owned legally or beneficially by such Person and/or one or more Subsidiaries of such Person, or with respect to which any such Person has the right to vote or designate the vote of more than 50% of such Stock whether by proxy, agreement, operation of law or otherwise; (b) any partnership in which such Person and/or one or more Subsidiaries of such Person shall have an interest (whether in the form of voting or participation in profits or capital contribution) of more than 50%, or of which any such Person is a general partner or may exercise the powers of a general partner; and (c) any limited liability company in which such Person and/or one or more Subsidiaries of such Person shall have an interest (whether voting or economic) of more than 50%, or of which any such Person is a manager.

          "Subsidiary Guaranty" shall mean the Guaranty, substantially in the
           -------------------
form of Exhibit H attached hereto, made by each of the Credit Parties (other
        ---------
than Borrower) in favor of Lenders, including all amendments, modifications and supplements thereto, and shall refer to the Subsidiary Guaranty as the same may be in effect at the time such reference become operative.

          "Summa Merger Agreement" shall mean the Agreement and Plan of Merger
           ----------------------
dated July 1, 1997 among Summa Healthcare Group, Inc., Borrower and Ramsay Acquisition Corp.

          "Syndication Agent" shall mean GECC Capital Markets Group, Inc., in
           -----------------
its capacity as Syndication Agent hereunder.

          "Target" shall have the meaning assigned to it in Section 6.01.
           ------                                           ------------

          "TCV" shall mean Transitional Care Ventures, Inc., a Delaware
           ---
corporation, 60% of the issued and outstanding Stock of which is owned, directly or indirectly, by Borrower as of the date of this Agreement.

          "Term Loan A" shall have the meaning assigned to it in Section 1.02.
           -----------                                           ------------

          "Term Loan A Lender" shall mean any Lender making available to
           ------------------
Borrower a ratable portion of Term Loan A pursuant to Section 1.02 hereof, as
                                                      ------------
set forth opposite such Lender's name on the signature pages to this Agreement or in the records maintained by the Administrative Agent pursuant to Section
                                                                     -------
10.02.
-----

          "Term Loan A Note" shall mean a promissory note of Borrower payable to
           ----------------
each Term Loan A Lender or its registered assigns, in substantially the form of

Exhibit C-1 hereto, evidencing
-----------
the aggregate indebtedness of Borrower to such Lender resulting from the ratable portion of Term Loan A made by such Lender.

          "Term Loan B" shall have the meaning assigned to it in Section 1.03.
           -----------                                           ------------

          "Term Loan B Lender" shall mean any Lender making available to
           ------------------
Borrower a ratable portion of Term Loan B pursuant to Section 1.03 hereof, as
                                                      ------------
set forth opposite such Lender's name on the signature pages to this Agreement or in the records maintained by the Administrative Agent pursuant to Section
                                                                     -------
10.02.
-----

          "Term Loan B Note" shall mean a promissory note of Borrower payable to
           ----------------
each Term Loan B Lender or its registered assigns, in substantially the form of

Exhibit C-2 hereto, evidencing the aggregate indebtedness of Borrower to such
-----------
Lender resulting from the ratable portion of Term Loan B made by such Lender.

          "Term Loans" shall mean, collectively, Term Loan A and Term Loan B.
           ----------

          "Term Notes" shall mean, collectively, the Term Loan A Notes and the
           ----------
Term Loan B Notes.

          "Termination Date" shall mean the date on which:  (a) the Revolving
           ----------------
Credit Commitments have been terminated in full, (b) Lenders shall have no further obligation to make any credit extensions or financial accommodations hereunder, (c) all outstanding Obligations have been indefeasibly paid in full, and (d) Borrower shall have funded the amounts required, if any, under Annex B
                                                                       -------
into the Cash Collateral Account in respect of Letter of Credit Obligations, if any, then outstanding.

          "Three Rivers Hospital" shall mean the vacant hospital facility
           ---------------------
located at 20050 Crestwood Drive, Covington, Louisiana, and owned by Ramsay Louisiana, Inc.

          "Title IV Plan" shall mean a Pension Plan, other than a Multi-employer
           -------------
Plan, which is covered by Title IV of ERISA.

          "Trademark License" shall mean rights under any written agreement now
           -----------------
owned or hereafter acquired by any Credit Party granting any right to use any Trademark or Trademark registration.

          "Trademarks" shall mean all of the following in which any Credit Party
           ----------
now holds or hereafter acquires any interest: (a) all common law and statutory trademarks, trade names, corporate names, business names, trade styles, service marks, logos, other source or business identifiers, prints and labels on which any of the foregoing have appeared or appear, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, including registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State or Territory thereof, or any other country or any political subdivision thereof; (b) all reissues, extensions or renewals thereof; and (c) all licenses thereunder and together with the goodwill associated with and symbolized by such trademark.

          "Unfunded Pension Liability" shall mean, at any time, the aggregate
           --------------------------
amount, if any, of the sum of: (a) the amount by which the present value of all accrued benefits under each Title IV Plan exceeds the fair market value of all assets of such Title IV Plan allocable to such benefits in accordance with Title IV of ERISA, all determined as of the most recent valuation date for each such Title IV Plan using the actuarial assumptions in effect under such Title IV Plan, and (b) for a period of five (5) years following a transaction reasonably likely to be covered by Section 4069 of ERISA, the liabilities (whether or not accrued) that could be avoided by Borrower, any of its Subsidiaries or any ERISA Affiliate as a result of such transaction.

          "United States" shall mean the United States of America and, with
           -------------
respect to matters of geography, shall mean the fifty States thereof and the District of Columbia.

          "Welfare Plans" shall mean any welfare plan, as defined in Section
           -------------
3(1) of ERISA, which is maintained or contributed to by Borrower, any of its Subsidiaries or any ERISA Affiliate.

          "Withdrawal Liability" shall mean, at any time, the aggregate amount
           --------------------
of the liabilities, if any, pursuant to Section 4201 of ERISA, and any increase in contributions pursuant to Section 4243 of ERISA with respect to all Multi-employer Plans.

          2.   Certain Matters of Construction.  (a)   Except as otherwise set
               -------------------------------
forth in Annex G, any accounting term used in this Agreement or the other Loan
         -------
Documents shall have, unless otherwise specifically provided therein, the meaning customarily given such term in accordance with GAAP.

          (b) All other undefined terms contained in this Agreement or the other Loan Documents shall, unless the context indicates otherwise, have the meanings provided for by the Code as in effect in the State of New York to the extent the same are used or defined therein.

          (c) The words "herein," "hereof" and "hereunder" or other words of similar import refer to this Agreement as a whole, including the annexes, exhibits and schedules hereto, as the same may from time to time be amended, modified or supplemented, and not to any particular section, subsection or clause contained in this Agreement.

          (d) For purposes of this Agreement and the other Loan Documents, the following additional rules of construction shall apply: (i) wherever from the context it appears appropriate, each term stated in either the singular or plural shall include the singular and the plural, and pronouns stated in the masculine, feminine or neuter gender shall include the masculine, the feminine and the neuter; (ii) the term "including" shall not be limiting or exclusive, unless specifically indicated to the contrary; (iii) all references to statutes and related regulations shall include any amendments of same and any successor statutes and regulations; and (iv) all references to any instruments or agreements, including references to any of the Loan Documents, shall include any and all modifications or amendments thereto and any and all extensions or renewals thereof.

          (e) Unless otherwise indicated, all references in this Agreement to articles, sections, subsections, schedules, annexes, exhibits and attachments shall refer to the corresponding articles, sections, subsections, schedules, annexes, exhibits and attachments of or to this Agreement. All schedules, annexes, exhibits and attachments hereto, or expressly identified to this Agreement, are incorporated herein by reference and, taken together, shall constitute but a single agreement. Unless otherwise expressly set forth herein, or in a written amendment referring to such schedules and annexes, all schedules and annexes referred to herein shall mean the schedules and annexes as in effect as of the Closing Date.

                                                   Annex B to
                                                   Credit Agreement
                                                   ----------------


                               LETTERS OF CREDIT
                               -----------------


          1.   Issuance.  The Revolving Lenders agree, subject to the terms and
               --------
conditions hereinafter set forth, to incur Letter of Credit Obligations in respect of the issuance of Letters of Credit by either (i) a Revolving Lender (including GE Capital) or (ii) a bank or other legally authorized Person selected by GE Capital and customarily utilized by GE Capital in transactions of the type evidenced by this Agreement (each, a "Letter of Credit Issuer"). If
                                               -----------------------
the Letter of Credit Issuer is not a Revolving Lender, then all Letters of Credit shall be issued for the account of Borrower, but shall be guaranteed by GE Capital. In either case, all of the Revolving Lenders shall be deemed to have purchased a risk participation in the obligations of each Revolving Lender that is a Letter of Credit Issuer, or of GE Capital to any Letter of Credit Issuer that is not a Revolving Lender, with respect to such Letters of Credit, on the terms and conditions hereinafter set forth. All such Letters of Credit shall be issued on terms requested by Borrower and reasonably acceptable to the Administrative Agent and shall support obligations of Borrower or a Subsidiary of Borrower incurred in the ordinary course of its business, including obligations incurred in connection with the payment of its statutory or contractual deposits, insurance premiums, utility and other operating ex penses and obligations, all as Borrower shall request by written notice given in accordance with the provisions of paragraph 5 below and received by the Administrative Agent not less than five (5) Business Days prior to the requested date of issuance of any such Letter of Credit; provided, that the aggregate
                                               --------
amount of all Letter of Credit Obligations at any one time outstanding (whether or not then due and payable) shall not exceed the lesser of (a) $2,500,000 (the "Letter of Credit Sublimit") and (b) the Borrowing Base minus the outstanding
 -------------------------                              -----
Revolving Credit Loan; and further provided, that (i) each such Letter of Credit
                           ------- --------
shall have an expiry date which is not later than one year following the date of issuance thereof, renewable for successive periods of one year each as Borrower shall request by written notice given in accordance with the provisions of paragraph 5 below and received by the Administrative Agent not less than five
(5) Business Days prior to the requested date of renewal of any Letter of Credit previously issued and currently outstanding hereunder, and (ii) the Revolving Lenders shall be under no obligation to incur Letter of Credit Obligations in respect of any Letter of Credit having an expiry date that is later than the Revolving Credit Commitment Maturity Date.

          2.   Revolving Credit Advances; Participation.
               ----------------------------------------

          (a) In the event that GE Capital or any other Revolving Lender shall make any payment on or pursuant to any Letter of Credit Obligation, such payment shall then be deemed automatically to constitute a Revolving Credit Advance regardless of whether a Default or Event of Default shall have occurred and be continuing and notwithstanding the termination of the Revolving Credit Commitments or Borrower's failure to satisfy the conditions precedent set forth in Article 2, and each Revolving Lender shall be obligated to pay its Pro Rata
   ---------
Share thereof to the Administrative Agent, for disbursement to the Revolving Lender making such payment, in accordance with this

Agreement. The failure of any Revolving Lender to make available to the Administrative Agent its Pro Rata Share of any such Revolving Credit Advance or payment by GE Capital or any Revolving Lender that is a Letter of Credit Issuer under or in respect of a Letter of Credit shall not relieve any other Revolving Lender of its obligation hereunder to make available to the Administrative Agent its Pro Rata Share thereof, but no Revolving Lender shall be responsible for the failure of any other Revolving Lender to make available such other Revolving Lender's Pro Rata Share of any such payment. For purposes of computing interest under Section 1.07, a Revolving Credit Advance made in satisfaction of a Letter
      ------------
of Credit Obligation shall be deemed to have been made as of the date on which the Letter of Credit Issuer or GE Capital makes the related payment under or in respect of the underlying Letter of Credit.

          (b) If it shall be illegal or unlawful for Borrower to incur Revolving Credit Advances as contemplated by paragraph (a) above because of an Event of Default described in Section 8.01(g), (h) or (i) or otherwise or if it shall be
                     ---------------  ---    ---
illegal or unlawful for any Revolving Lender to be deemed to have assumed a ratable share of the reimbursement obligations owed to a Letter of Credit Issuer, or if the Letter of Credit Issuer is a Revolving Lender, then (i) immediately and without further action whatsoever, each Revolving Lender shall be deemed to have irrevocably and unconditionally purchased from GE Capital (or such Letter of Credit Issuer, as the case may be) an undivided interest and participation equal to such Revolving Lender's Pro Rata Share of the Letter of Credit Obligations in respect of all Letters of Credit then outstanding and (ii) thereafter, immediately upon issuance of any Letter of Credit, each Revolving Lender shall be deemed to have irrevocably and unconditionally purchased from GE Capital (or such Letter of Credit Issuer, as the case may be) an undivided interest and participation in such Revolving Lender's Pro Rata Share of the Letter of Credit Obligations with respect to such Letter of Credit on the date of such issuance. Each Revolving Lender shall fund its participation in all payments or disbursements made under the Letters of Credit in the same manner as provided in this Agreement with respect to Revolving Credit Advances.

          3.   Cash Collateral.
               ---------------

          (a) In the event that any Letter of Credit Obligation, whether or not then due or payable, shall for any reason be outstanding on the Revolving Credit Commitment Termination Date, Borrower will either (i) cause the underlying Letter of Credit to be returned and canceled and the Revolving Lenders' corresponding Letter of Credit Obligations to be terminated, (ii) pay to the Administrative Agent cash in an amount equal to 105% of the maximum amount then available to be drawn under such Letter of Credit, or (iii) deliver a stand-by letter (or letters) of credit in guarantee of such Letter of Credit Obligations, which stand-by letter (or letters) of credit shall have an expiry date not less than thirty (30) days after the expiry date of, and shall be in an amount equal to 105% of the aggregate maximum amount then available to be drawn under, each of the Letters of Credit to which such outstanding Letter of Credit Obligations relate and shall be issued by a Person, and shall be subject to such terms and conditions, as are satisfactory to the Administrative Agent in its sole discretion. Such cash shall be held by the Administrative Agent in a cash collateral account (the "Cash Collateral Account") which shall be in the name,
                         ------------------------
sole dominion and control of the Administrative Agent (as a cash collateral account) subject to the terms of this Annex B. Borrower agrees to execute and
                                      -------
deliver to the Administrative Agent such documentation with respect to the Cash Collateral Account as the Administrative Agent may reasonably request, and Borrower hereby pledges and grants to the Administrative Agent, for the ratable benefit of the Lenders, a security interest in all such cash held in the Cash Collateral Account from time to time and all in terest thereon and the proceeds thereof, as additional security for the payment of all amounts due in respect of the Letter of Credit Obligations, whether or not then due.

          (b) From time to time after cash is deposited in the Cash Collateral Account, Lender may apply such cash then held in the Cash Collateral Account to the payment of any amounts, in such order as the Administrative Agent may elect, as shall be or shall become due and payable by Borrower to the Revolving Lenders with respect to such Letter of Credit Obligations and, once all Letter of Credit Obligations have been satisfied, to any other Obligations yet outstanding as and when due and payable, with any remainder being payable to Borrower.

          (c) Neither Borrower nor any Person claiming on behalf of or through Borrower shall have any right to withdraw any of the cash held in the Cash Collateral Account, except that upon the termination of any Letter of Credit Obligation in accordance with its terms and the payment of all amounts payable by Borrower to the Administrative Agent in respect thereof, any funds remaining in the Cash Collateral Account in excess of the then remaining Letter of Credit Obligations and any other outstanding Obligations to the Revolving Lenders shall be returned to Borrower.

          (d) The Administrative Agent shall have no obligation to invest any cash deposited in the Cash Collateral Account, to deposit any such cash in an interest-bearing account or to invest or reinvest any of the cash so held, but all interest and earnings thereon, if any, shall become a part of the cash collateral held in the Cash Collateral Account, subject to all of the terms and conditions hereof.

          4.   Fees and Expenses.  Borrower agrees to pay to the Administrative
               -----------------
Agent for the benefit of the Revolving Lenders, as compensation to the Revolving Lenders for all Letter of Credit Obligations incurred hereunder, in addition to the Letter of Credit Fee payable pursuant to Section 1.09, all reasonable out-
                                             ------------
of-pocket costs and expenses incurred by the Administrative Agent or any Revolving Lender on account of such Letter of Credit Obligations. In addition, Borrower shall pay to each Letter of Credit Issuer that is a Revolving Lender, or shall reimburse GE Capital for its payment to any Letter of Credit Issuer (other than a Revolving Lender), on demand, such fees (including all per annum fees), charges and expenses of such Letter of Credit Issuer in respect of the issuance, negotiation, acceptance, amendment, transfer and payment of such Letter of Credit or otherwise payable pursuant to the application and related documentation under which such Letter of Credit is issued.

          5.   Request for Incurrence of Letter of Credit Obligations.  Borrower
               ------------------------------------------------------
shall give the Administrative Agent at least five (5) Business Days' prior written notice in substantially the form of Exhibit A hereto, (a "Notice of
                                            ---------             ---------
Request for Letter of Credit")  requesting the incurrence of any Letter of
----------------------------
Credit Obligation, specifying the date such Letter of Credit Obligation is to be incurred, identifying the beneficiary to which such Letter of Credit Obligation relates and describing in reasonable detail the nature of the transactions proposed to be supported thereby. The notice shall be accompanied by a signed letter of credit application and agreement and the form of the Letter of Credit so requested to be issued (which shall be acceptable to the Letter of Credit Issuer). Notwithstanding anything contained herein to the contrary, Letter of Credit applications by Borrower and approvals by the Administrative Agent may be made and transmitted pursuant to electronic codes and security measures mutually agreed upon and established by and among Borrower, the Administrative Agent and the Letter of Credit Issuer.

          6.   Obligation Absolute.  Borrower agrees to reimburse the
               -------------------
Administrative Agent, each Revolving Lender and each Letter of Credit issuer for any amount paid by each of them in connection with any Letter of Credit Obligation or any drawing under a Letter of Credit, to the extent that such is not otherwise paid in accordance with paragraph 2(a) hereof. The reimbursement obligation of Borrower hereunder shall be absolute, unconditional and irrevocable, without necessity of presentment, demand, protest or other formalities, and the obligation of each Revolving Lender to make payments to GE Capital and to each Revolving Lender that is a Letter of Credit Issuer with respect to Letters of Credit shall be unconditional and irrevocable. Such obligations of Borrower and each of the Revolving Lenders shall be paid strictly in accordance with the terms hereof under all circumstances including the following circumstances:

          (a) any lack of validity or enforceability of any Letter of Credit or this Agreement or the other Loan Documents or any other agreement;

          (b) the existence of any claim, set-off, defense or other right which Borrower or any of its Affiliates or any Revolving Lender may at any time have against a beneficiary or any transferee of any Letter of Credit (or any Persons or entities for whom any such transferee may be acting), the Administrative Agent, any Revolving Lender, or any other Person, whether in connection with this Agreement, the Letters of Credit, the transactions contemplated herein or therein or any unrelated transaction (including any underlying transaction between Borrower or any of its Affiliates and the beneficiary for which the Letter of Credit was procured);

          (c) any draft, demand, certificate or any other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

          (d) the payment by GE Capital or any Letter of Credit Issuer (except as otherwise expressly provided in paragraph (7)(b)(iii) below) under any Letter of Credit or guaranty thereof against presentation of a demand, draft or certificate or other document which does not comply with the terms of such Letter of Credit or such guaranty;

          (e) any other circumstance or happening whatsoever, which is similar to any of the foregoing; or

          (f) the fact that a Default or an Event of Default shall have occurred and be continuing.

          7.  Indemnification; Nature of Revolving Lenders' Duties.
              ----------------------------------------------------

          (a) In addition to amounts payable as elsewhere provided in this Agreement, Borrower hereby agrees to pay and to protect, indemnify, and save harmless the Administrative Agent, GE Capital, each other Revolving Lender and each Letter of Credit Issuer from and against any and all claims, demands, liabilities, damages, losses, costs, charges and expenses (including attorneys' fees) which the Administrative Agent, GE Capital, any other Revolving Lender or any Letter of Credit Issuer may incur or be subject to as a consequence, direct or indirect, of (A) the issuance of any Letter of Credit or guaranty thereof, or
(B) the failure of GE Capital or of any Letter of Credit Issuer to honor a demand for payment under any Letter of Credit or guaranty thereof as a result of any act or omission, whether rightful or wrongful, of any present or future de jure or de facto government or Governmental Authority, in each case other than to the extent solely as a result of the gross negligence or willful misconduct of the Administrative Agent, GE Capital, such Revolving Lender or such Letter of Credit Issuer (as finally determined by a court of competent jurisdiction).

          (b) As between the Administrative Agent, GE Capital or any other Revolving Lender and any Letter of Credit Issuer, on the one hand, and Borrower, on the other, Borrower assumes all risks of the acts and omissions of, or misuse of any Letter of Credit by the beneficiaries of any Letter of Credit. In furtherance and not in limitation of the foregoing, to the fullest extent permitted by law neither the Administrative Agent, GE Capital, any other Revolving Lender nor any Letter of Credit Issuer shall be responsible: (i) for the form, validity, sufficiency, accuracy, genuineness or legal effect of any document issued by any party in connection with the application for and issuance of any Letter of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; (ii) for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason; (iii) for failure of the beneficiary of any Letter of Credit to comply fully with conditions required in order to demand payment under such Letter of Credit; provided that, in the case of any payment
                                     --------
by GE Capital or any Letter of Credit Issuer party hereto under any Letter of Credit or guaranty thereof, GE Capital or such other Letter of Credit Issuer party hereto shall be liable to the extent such payment was made solely as a result of its gross negligence or willful misconduct (as finally determined by a court of competent jurisdiction) in determining that the demand for payment under such Letter of Credit or guaranty thereof complies on its face with any applicable requirements for a demand for payment under such Letter of Credit or guaranty thereof; (iv) for errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they be in cipher; (v) for errors in interpretation of technical terms; (vi) for any loss or delay in the transmission or otherwise of any document required in order to make a payment under any Letter of Credit or guaranty thereof or of the proceeds thereof; (vii) for the credit of the proceeds of any drawing under any Letter of Credit or guaranty thereof; and
(viii) for any consequences arising from causes beyond the control of the Administrative Agent, GE Capital, any other Revolving Lender or any Letter of Credit Issuer. None of the above shall affect, impair, or prevent the vesting of any of the Administrative Agent's, GE Capital's, any other Revolving Lender's or any Letter of Credit Issuer's rights or powers under this Annex B or
                                                             -------
otherwise under this Agreement.

          (c) Nothing contained herein shall be deemed to limit or to expand any waivers, covenants or indemnities made by Borrower in favor of any Letter of Credit Issuer in any letter of credit application, reimbursement agreement or similar document, instrument or agreement between Borrower and such Letter of Credit Issuer.

                                                                      Exhibit A
                                                                      to Annex B
                                                                      ----------


                     NOTICE OF REQUEST FOR LETTER OF CREDIT
                     --------------------------------------


TO:  GENERAL ELECTRIC CAPITAL CORPORATION, as Administrative Agent

          1. This NOTICE OF REQUEST FOR LETTER OF CREDIT is executed and delivered by the undersigned Responsible Financial Officer of Ramsay Health Care, Inc., a Delaware corporation ("Borrower"), to General Electric Capital
                                     --------
Corporation, in its capacity as Administrative Agent, pursuant to paragraph 5 of

Annex B to that certain Credit Agreement, dated as of September 30, 1997 (as it
-------
may be amended, modified or supplemented from time to time, the "Credit
                                                                 ------
Agreement"), entered into among Borrower, the Lenders from time to time parties
---------
thereto, General Electric Capital Corporation, as Administrative Agent, and GECC Capital Markets Group, Inc., as Syndication Agent. Any terms used herein and not defined herein shall have the meanings defined in Annex A to the Credit
                                                      -------
Agreement.

          2. Borrower hereby requests that the Administrative Agent arrange for the issuance of a Letter of Credit pursuant to Annex B to the Credit
                                                   --------
Agreement, as follows:

          (a) Amount of Letter of Credit: U.S.$________________

          (b) Date of Issuance: ___________ ___, _____

          (c)  Type of Letter of Credit:

               [_] Documentary

               [_] Standby

          (d) Beneficiary under Letter of Credit:

          Name:      _____________________________
          Address:   _____________________________
                     _____________________________
                     _____________________________

          (e)  Expiry Date:   ______________ ___, _____

          (f) Purpose of Letter of Credit:
_______________________________________
__________________________________________________________________________.

          (g) Additional Information/Terms: ____________________________________
________________________________________________________________________________
_____________________________________________________________________________.

          3.   The requested Letter of Credit is (check one box only):

          [_]  a new Letter of Credit

          [_] a supplement, modification, amendment, renewal, or extension to or of the following outstanding Letter(s) of Credit:________________________
____________________________________________________________________________
____________________________________________________________________________.

          4. In connection with the issuance of the Letter of Credit requested herein and the incurrence of the Letter of Credit Obligations by the Revolving Lenders hereunder, Borrower hereby represents, warrants, and certifies to the Administrative Agent and the Revolving Lenders that, as of the date of the incurrence of the Letter of Credit Obligations by the Revolving Lenders (or, in the case of any supplement, modification, amendment, renewal or extension to or of any outstanding Letter of Credit, as of the date hereof):

          (a) The representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects on the date hereof as though made on and as of the date hereof, except to the extent that any such representation or warranty expressly relates solely to an earlier date and except for changes therein permitted or contemplated by the Credit Agreement;

          (b) No event has occurred and is continuing, or will result from the issuance of the Letter of Credit requested hereby or the incurrence by the Revolving Lenders of Letter of Credit Obligations in connection therewith, which constitutes or would constitute a Default or an Event of Default; and

          (c) After giving effect to the issuance of the Letter of Credit requested hereby and the incurrence by the Revolving Lenders of Letter of Credit Obligations in connection therewith, the aggregate principal amount of the Revolving Credit Loan shall not exceed the Borrowing Availability.

     [IF ANY OF THE FOREGOING STATEMENTS IS NOT TRUE AND CORRECT, ATTACH A STATEMENT SPECIFYING IN DETAIL THE CIRCUMSTANCES THEREOF AND THE ACTIONS BORROWER IS TAKING OR PROPOSES TO TAKE WITH RESPECT THERETO.]

          5. Attached hereto is a letter of credit application and agreement, in the form provided to Borrower by the Administrative Agent, duly executed by Borrower.

          6. As of the date of the incurrence by the Revolving Lenders of Letter of Credit Obligations pursuant to this request (or, in the case of any supplement, modification, amendment, renewal or extension to or of any outstanding Letter of Credit, as of the date hereof), the aggregate amount of all outstanding Letter of Credit Obligations (including the amount included in this Request) is equal to or less than the Letter of Credit Sublimit.

          7.   The Borrowing Base on __________ ___, _____ was $___________, as
indicated on the most recent Borrowing Base Certificate delivered to the Administrative Agent pursuant to the Credit Agreement. The undersigned has no reason to believe that the Borrowing Base if currently computed would be less than the aggregate amount of all Letter of Credit Obligations outstanding and the outstanding Revolving Credit Loan (after giving effect to the issuance of the Letter of Credit requested hereby).

          8. This Notice of Request for Letter of Credit is executed by a Responsible Financial Officer of Borrower, on behalf of Borrower. The undersigned, in such capacity, hereby certifies each and every matter contained herein to be true and correct.

     IN WITNESS WHEREOF, the undersigned Responsible Financial Officer has executed this Notice of Request for Letter of Credit this ____ day of ______________, ____.



                              _________________________________
                              Name:
                              Title:


This Notice of Request for Letter of Credit is to be telecopied to the Administrative Agent as indicated no later than five (5) Business Days prior to the requested date of issuance of the Letter of Credit requested above:

     To: Quamei Matsuura

     Telephone Number:   (404) 814-3123
     Telecopier Number:  (404) 262-9175

                                                   Annex C to
                                                   Credit Agreement
                                                   ----------------


                              INTEREST RATES, ETC.
                              --------------------


          1.   Interest Rate.
               -------------

          (a) Except as otherwise provided below, interest shall accrue and be payable on the outstanding principal balance of Term Loan A, Term Loan B and the Revolving Credit Loan from the date Term Loan A, Term Loan B and each Revolving Credit Advance is made at the following rates per annum: (i) with respect to the Revolving Credit Advances, the Index Rate plus the Applicable Revolver Index Margin or, at the election of Borrower, the applicable LIBOR Rate plus the Applicable Revolver LIBOR Margin; (ii) with respect to Term Loan A, the Index Rate plus the Applicable Term Loan A Index Margin or, at the election of Borrower, the applicable LIBOR Rate plus the Applicable Term Loan A LIBOR Margin; and (iii) with respect to Term Loan B, the Index Rate plus the Applicable Term Loan B Index Margin or, at the election of Borrower, the applicable LIBOR Rate plus the Applicable Term Loan B LIBOR Margin.

          (b) All computations of interest shall be made by the Administrative Agent on the basis of a three hundred and sixty (360) day year, in each case for the actual number of days occurring in the period for which such interest is payable. The Index Rate shall be determined each day based upon the Index Rate as in effect each day. Each determination by the Administrative Agent of an interest rate hereunder shall be conclusive, absent manifest error.

          (c) The Applicable Margins in effect on the Closing Date will be those specified under Level IV of the second grid set forth below. The Applicable Margins will be adjusted (up or down) prospectively, on a quarterly basis in accordance with paragraph (d) below, based upon Borrower's Leverage Ratio for the Rolling Four-Quarter Period ended on the last day of each Fiscal Quarter, calculated on the basis set forth in Annex G. Adjustments in Applicable Margins
                                     -------
will be determined by reference to the following grids:

          If the Leverage Ratio is:               Level of Applicable Margins:
          -------------------------               ----------------------------
          less than 2.00:1.00                                Level I
less than 2.50:1.00, but greater than 2.00:1.00              Level II
less than 3.00:1.00, but greater than 2.50:1.00              Level III
        greater than 3.00:1.00                               Level IV

                                            Applicable Margins
                                -------------------------------------------
--------------------------------------------------------------------------
                                 Level I   Level II   Level III   Level IV
--------------------------------------------------------------------------
Applicable Revolver Index        1/2 of 1%  3/4 of 1%         1%     1-1/4%
Margin
--------------------------------------------------------------------------
Applicable Revolver LIBOR              2%     2-1/4%      2-1/2%     2-3/4%
 Margin
--------------------------------------------------------------------------
Applicable Term Loan A Index     1/2 of 1%  3/4 of 1%         1%     1-1/4%
 Margin
--------------------------------------------------------------------------
Applicable Term Loan A LIBOR           2%     2-1/4%      2-1/2%     2-3/4%
 Margin
--------------------------------------------------------------------------
Applicable Term Loan B Index       1-1/4%     1-1/4%      1-1/2%     1-3/4%
 Margin
--------------------------------------------------------------------------
Applicable Term Loan B LIBOR       2-3/4%     2-3/4%          3%     3-1/4%
 Margin
--------------------------------------------------------------------------


          (d) All adjustments in the Applicable Margins based on the foregoing grid will be implemented quarterly on a prospective basis, for each Fiscal Quarter commencing at least five (5) days after the date of delivery to the Administrative Agent and each of the Lenders of the quarterly unaudited or annual audited (as applicable) Financial Statements of Borrower evidencing the need for an adjustment, commencing with Borrower's Financial Statements for the Fiscal Quarter ending March 31, 1998. Concurrently with the delivery of such Financial Statements, Borrower shall deliver to the Administrative Agent and each of the Lenders a certificate, signed by a Responsible Financial Officer of Borrower, setting forth in reasonable detail the basis for the continuance of, or any change in, the Applicable Margins. Failure to deliver such Financial Statements on a timely basis shall, in addition to any other remedy provided for in this Agreement, result in an increase in the Applicable Margins to those set forth in Level IV of the foregoing grid, until three (3) Business Days following the delivery of Financial Statements demonstrating that such an increase is not required. If an Event of Default shall have occurred or be continuing at the time any reduction in the Applicable Margins is to be implemented, that reduction shall be deferred until three (3) Business Days following the date on which such Event of Default is waived or cured.

          (e) If an Event of Default shall have occurred and be continuing, the Administrative Agent may (or, upon the written request of the Required Lenders, shall), by written notice to Borrower, increase each of the Applicable Margins to the Default Rate, effective as of the initial date of such Event of Default and continuing until the date on which such Event of Default is waived or cured; provided, however, that, upon the occurrence of an Event of Default specified
--------  -------
in Sections 8.01(g), (h) or (i), the Applicable Margins shall automatically
   ----------------  ---    ---
increase to the Default Rate.

          2.   LIBOR Rate.  So long as no Default or Event of Default shall have
               ----------
occurred and be continuing, and subject to the additional conditions precedent set forth in Article 2 of this Agreement, Borrower shall have the option to (i)
             ---------
request that any Revolving Credit Advance be made as a LIBOR Rate Loan, (ii) convert at any time all or any part of outstanding Loans from Index Rate Loans to LIBOR Rate Loans, (iii) convert any LIBOR Rate Loan to an Index Rate Loan, subject to payment of LIBOR breakage costs in accordance with paragraph 5 below if such conversion is made prior to the expiration of the LIBOR Period applicable thereto, or (iv) continue all or any portion of any Loan as a LIBOR Rate Loan upon the expiration of the applicable LIBOR Period and the succeeding LIBOR Period of that continued Loan shall commence on the last day of the LIBOR Period of the Loan to be continued. Any Loan to be made or continued as, or converted into, a LIBOR Rate Loan must be in a minimum amount equal to $1,000,000 and integral multiples of $250,000 in excess of such amount. Any such election must be made by 11:00 A.M. (New York time) on the third (3rd) LIBOR Business Day prior to (1) the date of any proposed Revolving Credit Advance which is to bear interest at a rate based on the LIBOR Rate, (2) the end of each LIBOR Period with respect to any LIBOR Rate Loan to be continued as such, or (3) the date on which Borrower wishes to convert any Index Rate Loan to a LIBOR Rate Loan for a LIBOR Period designated by Borrower in such election.
If no election is received with respect to a LIBOR Rate Loan by 11:00 A.M. (New York time) on the third (3rd) LIBOR Business Day prior to the end of the LIBOR Period with respect thereto (or if a Default or an Event of Default shall have occurred and be continuing or the additional conditions precedent set forth in

Article 2 shall not have been satisfied), that LIBOR Rate Loan shall be
---------
converted to an Index Rate Loan at the end of its LIBOR Period. No Loan may be made as or converted into a LIBOR Rate Loan until after the Closing Date and, until the earlier of the completion of the Syndication Agent's syndication of this Agreement or sixty (60) days after the Closing Date, Borrower may not request LIBOR Periods of more than one month and there shall not be more than one LIBOR Rate Loan in existence at any time.

          3.   Notices and Procedures.
               ----------------------

          (a) Borrower must make each election provided for in paragraph 2 above by notice to the Administrative Agent in writing, by telecopy or overnight courier. In the case of any conversion or continuation, such election must be made pursuant to a written notice (a "Notice of Conversion/Continuation") in the
                                      ---------------------------------
form of Exhibit A hereto.
        ---------

          (b) The Administrative Agent shall be entitled to rely upon and shall be fully protected under this Agreement in relying upon any Notice of Continuation/Conversion believed by the Administrative Agent to be genuine and to assume that the persons executing and delivering the same were duly authorized unless the responsible individual acting thereon for the Administrative Agent shall have actual notice to the contrary.

          4.   Savings Clause.  Notwithstanding anything to the contrary set
               --------------
forth in this Annex C, if, at any time until payment in full of all of the
              -------
Obligations, any rate of interest payable hereunder exceeds the highest rate of interest permissible under any law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto (the "Maximum Lawful Rate"), then in such event and so long as the Maximum Lawful
--------------------
Rate would be so exceeded, such rate of interest shall be equal to the Maximum Lawful Rate; provided, that if at any time thereafter any rate of interest
             --------
payable hereunder is less than the Maximum Lawful Rate, Borrower shall continue to pay interest to the Administrative Agent hereunder at the Maximum Lawful Rate until such time as the total interest received by all of the Lenders hereunder is equal to the total interest which Lenders would have received had the interest rate or rates payable hereunder been (but for the operation of this paragraph 4) the interest rate or rates payable since the Closing Date as otherwise provided in this Agreement. Thereafter, the interest rate or rates payable hereunder shall be the rate or rates of interest provided in paragraph 1, unless and until any rate of interest again exceeds the Maximum Lawful Rate, in which event this paragraph 4 shall again apply. In no event shall the total interest received by Lenders pursuant to the terms hereof exceed the amount which Lenders could lawfully have received had the interest due hereunder been calculated for the full term hereof at the Maximum Lawful Rate. In the event the Maximum Lawful Rate is calculated pursuant to this paragraph 4, (x) if required by applicable law, such interest shall be calculated at a daily rate equal to the Maximum Lawful Rate divided by the number of days in the year in which such calculation is made, and (y) if permitted by applicable law, Borrower and Lenders shall (i) characterize any nonprincipal payment as an expense, fee or premium rather than as interest, (ii) exclude voluntary prepayments and the effect thereof, and (iii) amortize, pro rate, allocate and spread in equal or unequal parts the total amount of interest throughout the entire contemplated term of the Obligations so that interest for the entire term of this Agreement does not exceed the Maximum Lawful Rate. In the event that a court of competent jurisdiction, notwithstanding the provisions of this paragraph 4, shall make a final determination that Lenders have received interest hereunder or under any of the Loan Documents in excess of the Maximum Lawful Rate, Lenders shall, to the extent permitted by applicable law, promptly apply such excess first to any lawful interest due and not yet paid hereunder, then to the outstanding principal of the Obligations, then to Fees and any other unpaid Obligations, and thereafter shall refund any excess to Borrower or as a court of competent jurisdiction may otherwise order.

          5.   Breakage Costs.  To induce Lenders to provide the LIBOR Rate
               --------------
option on the terms provided herein, if (i) any LIBOR Rate Loans are repaid in whole or in part prior to the last day of any applicable LIBOR Period (whether that repayment is made pursuant to any provision of this Agreement or any other Loan Document or is the result of acceleration, by operation of law or otherwise); (ii) Borrower shall default in payment when due of the principal amount of or interest on any LIBOR Rate Loan; (iii) Borrower shall default in making any borrowing of, conversion into or continuation of LIBOR Rate Loans after Borrower has given notice requesting the same in accordance herewith; or
(iv) Borrower shall fail to make any prepayment of a LIBOR Rate Loan after Borrower has given a notice thereof in accordance herewith, Borrower shall indemnify and hold harmless each Lender from and against all losses, costs and expenses resulting from or arising from any of the foregoing. Such indemnification shall include any loss (including loss of margin) or expense arising from the reemployment of funds obtained by it or from fees payable to terminate deposits from which such funds were obtained. For the purpose of calculating amounts payable to a Lender under this paragraph 5, each Lender shall be deemed to have actually funded its relevant LIBOR Rate Loan through the purchase of a deposit bearing interest at the LIBOR Rate in an amount equal to the amount of that LIBOR Rate Loan and having a maturity comparable to the relevant LIBOR Period; provided, however, that each Lender may fund each of its
                       --------  -------
LIBOR Rate Loans in any manner it sees fit, and the foregoing assumption shall be utilized only for the calculation of amounts payable under this paragraph 5. This covenant shall survive the termination of this Agreement and the payment of the Notes and all other Obligations payable hereunder. As promptly as practicable under the circumstances, each Lender shall provide Borrower with its written calculation of all amounts payable pursuant to this paragraph 5, and, absent manifest error, such calculation shall be binding on the parties hereto unless Borrower shall object in writing within ten (10) Business Days of receipt thereof, specifying the basis for such objection in detail.

          6.   Definitions.  Capitalized terms used in this Annex C and not
               -----------                                  -------
defined in Annex A or Annex G to this Agreement shall have the following
           -------    -------
respective meanings:

          "Applicable Margins" shall mean, collectively, the Applicable Revolver
           ------------------
Index Margin, the Applicable Term Loan A Index Margin, the Applicable Term Loan B Index Margin, the Applicable Revolver LIBOR Margin, the Applicable Term Loan A LIBOR Margin and the Applicable Term Loan B LIBOR Margin.

          "Applicable Revolver Index Margin" shall mean the per annum interest
           --------------------------------
rate margin from time to time in effect and payable in addition to the Index Rate applicable to the Revolving Credit Loan, as determined by reference to paragraph 1 of this Annex C.
                    -------

          "Applicable Revolver  LIBOR Margin" shall mean the per annum interest
           ---------------------------------
rate from time to time in effect and payable in addition to the LIBOR Rate applicable to the Revolving Credit Loan, as determined by reference to paragraph 1 of this Annex C.
          -------

          "Applicable Term Loan A Index Margin" shall mean the per annum
           -----------------------------------
interest rate from time to time in effect and payable in addition to the Index Rate applicable to Term Loan A, as determined by reference to paragraph 1 of this Annex C.
     -------

          "Applicable Term Loan A LIBOR Margin" shall mean the per annum
           -----------------------------------
interest rate from time to time in effect and payable in addition to the LIBOR Rate applicable to Term Loan A, as determined by reference to paragraph 1 of this Annex C.
     -------

          "Applicable Term Loan B Index Margin" shall mean the per annum
           -----------------------------------
interest rate from time to time in effect and payable in addition to the Index Rate applicable to Term Loan B, as determined by reference to paragraph 1 of this Annex C.
     -------

          "Applicable Term Loan B LIBOR Margin" shall mean the per annum
           -----------------------------------
interest rate from time to time in effect and payable in addition to the LIBOR Rate applicable to Term Loan B, as determined by reference to paragraph 1 of this Annex C.
     -------

          "Federal Funds Rate" shall mean, for any day, a floating rate equal to
           ------------------
the weighted average of the rates on overnight federal funds transactions among members of the Federal Reserve System, as determined by the Administrative Agent.

          "Index Rate" shall mean, for any day, a floating rate equal to the
           ----------
higher of (i) the rate publicly quoted from time to time by The Wall Street
                                                            ---------------
Journal as the "base rate on corporate loans at large U.S. money center
-------
commercial banks" (or, if The Wall Street Journal ceases quoting a base rate of
                          -----------------------
the type described, the highest per annum rate of interest published by the Federal Reserve Board in Federal Reserve statistical release H.15 (519) entitled "Selected Interest Rates" as the Bank prime loan rate or its equivalent), and
(ii) the Federal Funds Rate plus fifty (50) basis points per annum.   Each
change in any interest rate provided for in this Agreement based upon the Index Rate shall take effect at the time of such change in the Index Rate.

          "Index Rate Loan" shall mean a Loan or any portion thereof bearing
           ---------------
interest by reference to the Index Rate.

          "LIBOR Business Day" shall mean a Business Day on which banks in the
           ------------------
city of London are generally open for interbank or foreign exchange transactions.

          "LIBOR Period" shall mean, with respect to any LIBOR Rate Loan, each
           ------------
period commencing on a LIBOR Business Day selected by Borrower pursuant to this Agreement and ending one, two or three or, if available from each of the Lenders, six months thereafter, as selected by Borrower's irrevocable notice to the Administrative Agent as set forth in paragraph 3 above; provided that the
                                                            --------
foregoing provision relating to LIBOR Periods is subject to the following:

          (a) if any LIBOR Period would otherwise end on a day that is not a LIBOR Business Day, such LIBOR Period shall be extended to the next succeeding LIBOR Business Day unless the result of such extension would be to carry such LIBOR Period into another calendar month in which event such LIBOR Period shall end on the immediately preceding LIBOR Business Day;

          (b) any LIBOR Period that would otherwise extend beyond the Revolving Credit Commitment Termination Date shall end two (2) LIBOR Business Days prior to such date;

          (c) any LIBOR Period pertaining to a LIBOR Rate Loan that begins on the last LIBOR Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such LIBOR Period) shall end on the last LIBOR Business Day of a calendar month;

          (d) Borrower shall select LIBOR Periods so as not to require a payment or prepayment of any LIBOR Rate Loan during a LIBOR Period for such Loan; and

          (e) Borrower shall select LIBOR Periods so that there shall be no more than five (5) separate LIBOR Rate Loans in existence at any one time.

          "LIBOR Rate" shall mean for each LIBOR Period, a rate of interest
           ----------
determined by the Administrative Agent equal to:

          (a) the offered rate for deposits in United States Dollars for the applicable LIBOR Period which appears on Telerate Page 3750 as of 11:00 a.m., London time, on the second full LIBOR Business Day next preceding the first day of each LIBOR Period (unless such date is not a Business Day, in which event the next succeeding Business Day will be used); divided by
                                            ------- --

          (b) a number equal to 1.0 minus the aggregate (but without
                                    -----
duplication) of the rates (expressed as a decimal fraction) of reserve requirements in effect on the day which is two (2) LIBOR Business Days prior to the beginning of such LIBOR Period (including basic, supplemental, marginal and emergency reserves under any regulations of the Federal Reserve Board or other Governmental Authority having jurisdiction with respect thereto, as now and from time to time in effect) for Eurocurrency funding (currently referred to as "Eurocurrency liabilities" in Regulation D of the Federal Reserve Board) which are required to be maintained by a member bank of the Federal Reserve System (such rate to be adjusted to the nearest one sixteenth of one percent (1/16th of 1%) or, if there is not a nearest one sixteenth of one percent (1/16th of 1%), to the next highest one sixteenth of one percent (1/16th of 1%).

          If such interest rates shall cease to be available from Telerate News Service, the LIBOR Rate shall be determined from such financial reporting service or other information as shall be mutually acceptable to the Administrative Agent and Borrower.

          "LIBOR Rate Loan" shall mean a Loan or any portion thereof bearing
           ---------------
interest by reference to the LIBOR Rate.

          "Maximum Lawful Rate" shall have the meaning assigned to it in
           -------------------
paragraph 4 of this Annex C.
                    -------

          "Notice of Conversion/Continuation" shall have the meaning assigned to
           ---------------------------------
it in paragraph 3 of this Annex C.
                          -------

                                                        Exhibit A to
                                                        Annex C
                                                        ----------


                       NOTICE OF CONTINUATION/CONVERSION
                       ---------------------------------


TO:  GENERAL ELECTRIC CAPITAL CORPORATION, as Administrative Agent


          1. This NOTICE OF CONTINUATION/CONVERSION is executed and delivered by the undersigned Responsible Financial Officer of Ramsay Health Care, Inc., a Delaware corporation ("Borrower"), to General Electric Capital Corporation, in
                       --------
its capacity as Administrative Agent, pursuant to paragraph 3(a) of Annex C to
                                                                    -------
that certain Credit Agreement, dated as of September 30, 1997 (as it may be amended, modified or supplemented from time to time, the "Credit Agreement"),
                                                          ----------------
entered into among Borrower, the Lenders from time to time parties thereto, General Electric Capital Corporation, as Administrative Agent, and GECC Capital Markets Group, Inc., as Syndication Agent. Any terms used herein and not defined herein shall have the meanings assigned in Annexes A and C to the Credit
                                                   ---------     -
Agreement.

          2.   Borrower hereby elects pursuant to paragraph 2 of Annex C that
                                                                 -------
[all of] [$_____________ of] [CHOOSE ONE] [the Revolving Credit Loan] [Term Loan A] [Term Loan B] [CHOOSE ONE] convert from [a LIBOR Rate Loan to an Index Rate Loan] [an Index Rate Loan to a LIBOR Rate Loan for a LIBOR Period of [one] [two] [three] [if available, six months]] [CHOOSE ONE] commencing on ___________ ___, ____. [REPEAT FOR EACH CONVERSION]

          3.   Borrower hereby elects pursuant to paragraph 2 of Annex C that
                                                                 -------
[all of] [$_____________ of] [CHOOSE ONE] [the Revolving Credit Loan] [ Term Loan A] [Term Loan B] [CHOOSE ONE] presently constituting a LIBOR Rate Loan and having a LIBOR Period ending on ___________ ___, _____ continue as a LIBOR Rate Loan for a LIBOR Period of [one] [two] [three] [if available, six months] [CHOOSE ONE] commencing on ___________ ___, ____. [REPEAT FOR EACH CONTINUATION]

          4. Borrower represents and warrants that (a) no Default or Event of Default has occurred and is continuing; (b) each Loan continued as or converted into a LIBOR Rate Loan is in a minimum principal amount of $1,000,000 and integral multiples of $250,000 in excess thereof; and (c) after giving effect to the conversions and continuations requested hereby, no more than five LIBOR Periods will be in effect at any time.

          5. This Notice is delivered to the Administrative Agent not later than 11:00 A.M. (New York time) on the third full LIBOR Business Day preceding the first day of the LIBOR Period selected by Borrower.

     IN WITNESS WHEREOF, the undersigned Responsible Financial Officer has executed and delivered this Notice of Continuation/Conversion this _____ day of _____________, ____.



                                    ______________________________
                                    Name:
                                    Title:


This Notice of Continuation/Conversion is to be telecopied to the Administrative Agent as indicated:

     To: Quamei Matsuura

     Telephone Number:   (404) 814-3123
     Telecopier Number:  (404) 262-9175

                                                   Annex D to
                                                   Credit Agreement
                                                   ----------------


                         SCHEDULE OF CLOSING DOCUMENTS
                         -----------------------------


     In addition to this Agreement, duly executed by Borrower, each other Credit Party and each Lender, as required by Section 2.01(a), the Administrative Agent
                                      ---------------
shall have received the following, each, unless otherwise specified below, dated the Closing Date, in form and substance reasonably satisfactory to the Administrative Agent and its counsel, unless otherwise specified below:

          1.   PRINCIPAL LOAN DOCUMENTS.
               ------------------------

          (a) Fee Letter.  The GE Capital Fee Letter.
              ----------

          (b) Notes.  A duly executed Revolving Credit Note, Term Loan A Note
              -----
and Term Loan B Note, payable to the order of each Lender, as applicable.

          (c) Borrowing Base Certificate.  An original Borrowing Base
              --------------------------
Certificate, duly executed by a Responsible Financial Officer of Borrower.

          (d) Notice of Revolving Credit Advance.  An original Notice of
              ----------------------------------
Revolving Credit Advance, duly executed by a Responsible Financial Officer of Borrower.

          2.   COLLATERAL DOCUMENTS.
               --------------------

          (a) Security Agreement.  The Security Agreement, duly executed by each
              ------------------
Credit Party.

          (b) Subsidiary Guaranty.  The Subsidiary Guaranty, duly executed by
              -------------------
each Subsidiary of Borrower that is a Credit Party.

          (c) Financing Statements.  Financing Statements (Form UCC-l) (the
              --------------------
"Financing Statements") in proper form for filing under the Uniform Commercial
---------------------
Code, or chattel mortgages in proper form for filing under other applicable law, of all jurisdictions as may be necessary or, in the opinion of the Administrative Agent, desirable to perfect the Lien created by the Security Agreement.

          (d) Lien Searches.  Certified copies of Requests for Information (Form
              -------------
UCC-11), or other evidence satisfactory to the Administrative Agent, as of a date not more than forty-five (45) days prior to the Closing Date, listing all effective financing statements or chattel mortgages which name each Credit Party (under its present name, any previous name or any trade or doing business name) as debtor and which are filed in the jurisdictions referred to in paragraph (c) above, together with copies of such other financing statements (none of which shall cover the Collateral purported to be covered by the Security Agreement, other than as set forth on Schedule
                                                                    --------
6.07 and other than those to be terminated in connection with the Refinancing).
----

          (e) Recordings.  Evidence of the completion of the pre-filing of the
              ----------
Financing Statements with all jurisdictions as may be necessary or, in the opinion of the Administrative Agent, desirable to perfect the Lien created by the Security Agreement.

          (f) Instruments.  All promissory notes and other instruments owned by
              -----------
any Credit Party, endorsed in blank.

          (g) Stock Pledge Agreement.  The Stock Pledge Agreement, duly executed
              ----------------------
by Borrower and each Credit Party that holds Stock of any other Person, together with delivery to the Administrative Agent of:

              (i) Certificates or other evidences of ownership representing the Pledged Shares (as defined therein);

             (ii) Appropriate undated stock powers (or the equivalent thereof) executed in blank; and

            (iii) Evidence that all action necessary or, in the judgment of the Administrative Agent, desirable to perfect and protect the security interests created by the Stock Pledge Agreement has been taken.

          (h) Collateral Documents Relating to the Mortgaged Property.
              -------------------------------------------------------

              (i)    The Mortgages.  The Mortgages, covering the Mortgaged
                     -------------
     Property, duly executed by the appropriate Credit Party in form acceptable for recordation with the appropriate recording offices;

             (ii)    Surveys.  As-built surveys (in customary ALTA form) with
                     -------
     respect to the Mortgaged Property, either updated to a date not more than thirty (30) days prior to the Closing Date or accompanied by a surveyor's certificate sufficient to permit the title insurance policy contemplated by paragraph (v) below to be issued without exception for general matters of survey;

            (iii)    SNDA's.  Subordination and non-disturbance agreements from
                     ------
     the lessees with respect to any Mortgaged Property that is leased by any Credit Party to any Person.

             (iv)    Landlords' Consents.  Landlords' consents from the
                     -------------------
     lessors with respect to any Mortgaged Property that is leased by any Credit Party from any Person.

              (v)    Fixture Filings.  Fixture financing statements in respect
                     ---------------
     of the Mortgaged Property, duly executed by the appropriate Credit Party;

             (vi)   Title Insurance.  Assurance from a title insurance company
                    ---------------
          acceptable to the Administrative Agent that it is committed to cause the Mortgages to be recorded and, upon recordation of the Mortgages, to issue its ALTA lender's title insurance policies in a form reasonably acceptable to the Administrative Agent and in an amount reasonably satisfactory to the Administrative Agent, showing the Mortgages as the "insured mortgage" and insuring the validity and priority of the Mortgages as first priority Liens upon the Mortgaged Property, subject only to those title exceptions which are permitted under this Agreement or the Mortgages; and

            (vii)    Phase I Environmental Reports.  Phase I Environmental
                     -----------------------------
          Assessments, in form and substance acceptable to the Administrative Agent, with respect to each of the following Mortgaged Properties:
          Benchmark Regional, Brynn Marr, Chestnut Ridge, Havenwyck and Hill Crest.

          (i) Miscellaneous.  A collateral assignment of the Ramsay Common Stock
              -------------
Subscription Agreement, duly acknowledged by the appropriate Ramsay Affiliates.

          3.   THIRD PARTY AGREEMENTS.
               ----------------------

          (a) Insurance.  Evidence that the insurance required by the terms of
              ---------
this Agreement and the Security Agreement is in full force and effect, including a certificate of insurance that evidences the existence of each policy of insurance, payment of all premiums therefor and compliance with the terms of this Agreement.

          (b) Payoff Letters, Etc.  (i) The payoff letters from the indenture
              --------------------
trustee for the Life Companies contemplated by Section 2.01(b)(i); (ii) with
                                               ------------------
appropriate documents executed by or on behalf of the indenture trustee for the Life Companies, in form and substance reasonably satisfactory to the Administrative Agent, releasing any Liens on the Property of Borrower and any other Credit Party securing the Life Company Obligations; (iii) the payoff letter from SocGen contemplated by Section 2.01(b)(ii); (iv) the SocGen Cash
                                   -------------------
Collateral Agreement; and (v) appropriate documents executed by or on behalf of SocGen and the SocGen Lenders, in form and substance reasonably satisfactory to the Administrative Agent, releasing any Liens on the Property of Borrower and any other Credit Party securing the SocGen Obligations and the reimbursement obligations with respect to the SocGen Letters of Credit, other than those created pursuant to the SocGen Cash Collateral Agreement; all of which documents, in the case of clauses (ii) and (v) above, shall have been delivered to the Administrative Agent or its counsel pursuant to escrow instructions from the Life Companies and SocGen, respectively, in form and substance reasonably satisfactory to the Administrative Agent, or shall otherwise be made available to the Administrative Agent on the Closing Date in a manner reasonably satisfactory to the Administrative Agent .

          4.   DOCUMENTS DELIVERED BY BORROWER.

          (a) Board Resolutions and Incumbency Certificates.  A certificate of
              ---------------------------------------------
the Secretary or an Assistant Secretary of Borrower and each of the other Credit Parties certifying:

                  (i) the resolutions adopted by the Board of Directors of such Credit Party approving each Loan Document to which such Credit Party is a party and the transactions contemplated hereby and thereby;

                 (ii) all documents evidencing other necessary corporate action by such Credit Party and required governmental and third party approvals with respect to each such Loan Document; and

                (iii) the names and true signatures of the authorized officers of such Credit Party.

          (b) Articles or Certificates of Incorporation, By-Laws and Good
              -----------------------------------------------------------
Standing Certificates.  Each of the following documents:
---------------------

                  (i) the articles or certificates of incorporation of Borrower and each of the other Credit Parties as in effect on the Closing Date, certified by the Secretaries of State of their respective States of incorporation no more than thirty days prior to the Closing Date, and the by-laws of Borrower and each of the other Credit Parties as in effect on the Closing Date, certified by the respective Secretaries, Assistant Secretaries or other appropriate officers or directors of Borrower and each such Credit Party;

                 (ii) "long form" good standing certificates for Borrower and each of the other Credit Parties from the Secretaries of State of their respective States of incorporation as of a date no more than thirty days prior to the Closing Date; and

                (iii) good standing certificates for Borrower and each of the other Credit Parties from the Secretaries of State of each of the states in which Borrower or any of such Credit Parties is required to qualify as a foreign corporation authorized to transact business, as of a date no more than thirty days prior to the Closing Date.

          (c) Financial Statements.  Copies of the Financial Statements
              --------------------
described in Schedule 3.04 in form and substance satisfactory to the
             -------------
Administrative Agent.

          (d) Projections.  Copies of the Projections described in Schedule 3.04
              -----------                                          -------------
in form and substance satisfactory to the Administrative Agent.

          (e) Proposed Text of Press Release.  Not later than two Business Days
              ------------------------------
prior to the Closing Date, the proposed text of any press release or other disclosure proposed to be issued by Borrower with respect to the transactions contemplated by this Agreement, for the Administrative Agent's review in accordance with Section 11.14(a).
                ----------------

          (f) Officer's Certificate.  A certificate of a Responsible Financial
              ---------------------
Officer of Borrower affirming that the conditions set forth in Section 2.02 have
                                                               ------------
been satisfied as of the Closing Date.

          (g) Other Certificates.  Certificates from a Responsible Financial
              ------------------
Officer of Borrower as to each of (i) the Bridge Note Purchase Agreement and
(ii) the Preferred Stock Purchase Agreement.

          (h) Payment Instructions.  Payment instructions from Borrower
              --------------------
providing for the payment in full of (i) all of the Life Obligations, (ii) the cash collateral required to be deposited in respect of the SocGen Letters of Credit, (iii) all Fees payable to the Agents on the Closing Date, (iv) the fees and expenses of King & Spalding, special counsel to the Administrative Agent, in connection with the transactions contemplated by this Agreement, and any special local counsel to the Administrative Agent retained by the Administrative Agent in connection with the transactions contemplated by this Agreement, and (v) all title insurance premiums, intangible taxes and recording fees payable in connection with the recording of the Mortgages and the issuance of the title insurance policies referred to in paragraph 2(h) above.

          5.   LEGAL OPINIONS.
               --------------

          Opinions of (i) Haythe & Curley, special counsel to Borrower, in substantially the form of Exhibit I to this Agreement; and (ii) special local
                          ---------
counsel to the Administrative Agent in each jurisdiction in which Mortgaged Property is located, in form and substance satisfactory to the Administrative Agent.

                                                   Annex E to
                                                   Credit Agreement
                                                   ----------------


                             INSURANCE REQUIREMENTS
                             ----------------------


          1.   Coverage Requirements. The insurance policies maintained by
               ---------------------
Borrower shall provide for, without limitation, the following insurance coverage:

          (a) "All Risk" physical damage insurance on all of Borrower's and the other Credit Parties' tangible real and personal property and assets, wherever located, and covering, without limitation, fire and extended coverage, boiler and machinery coverage, flood, earthquake, theft, burglary, explosion, collapse, business interruption and extra expense coverage, and all other hazards and risks ordinarily insured against by owners or users of such properties in similar businesses, on a replacement cost and agreed amount basis;

          (b) Comprehensive general liability insurance on an "occurrence basis" against claims for personal injury, bodily injury and property damage with a minimum limit of $1,000,000 per occurrence and $3,000,000 in the aggregate.
Such coverage shall include premises/operations, broad form contractual liability, underground, explosion and collapse hazard, independent contractors, broad form property coverage, products and completed operations liability and other standard coverages normally included in comprehensive general liability insurance;

          (c) Professional and errors and omissions liability insurance with a minimum limit of $1,000,000 per occurrence and $3,000,000 in the aggregate;

          (d) Statutory limits of worker's compensation insurance, which shall include employee's occupational disease and employer's liability in the amount of $500,000 for each accident, occurrence or employee, as applicable;

          (e) Automobile liability insurance for all owned, non-owned or hired automobiles insuring against claims for personal injury, bodily injury and property damage with a minimum combined single limit of $1,000,000 per occurrence;

          (f) Umbrella insurance of $5,000,000 per occurrence and $25,000,000 in the aggregate, scheduling coverage required under paragraphs (b), (c), (d) and
(e) above as underlying;

          (g) Crime insurance with respect to employee dishonesty in an amount not less than $1,000,000;

          (h) Fiduciary liability insurance with respect to defined benefit and group welfare plans in an amount not less than $1,000,000; and

          (i) directors' and officers' liability insurance in an amount not less than $15,000,000.

          2.   Requirements for All Policies.  All of such policies (i) shall
               -----------------------------
have deductibles reasonably acceptable to the Administrative Agent (it being agreed that the deductibles in effect on the Closing Date are acceptable to the Administrative Agent on such date); (ii) shall provide that the Administrative Agent will be notified by written notice at least thirty (30) days prior to such policy's cancellation or material modification; (iii) shall be in full force and effect; (iv) shall be in form and with Borrower's current insurers or other insurers reasonably recognized as adequate by the Administrative Agent (it being agreed that insurers with an A.M. Best rating lower than "A" will not be considered adequate); and (iv) shall provide coverage of such risks and for such amounts as is customarily maintained for businesses of the scope and size of Borrower's and as otherwise reasonably acceptable to the Administrative Agent.

          3.   Requirements for Policies Covering Collateral.  Each insurance
               ---------------------------------------------
policy covering real and personal property shall contain an endorsement, in form and substance reasonably acceptable to the Administrative Agent, showing loss payable to the Administrative Agent, for the ratable benefit of the Lenders, as its interests appear (Form 438 BFU or its equivalent as determined by the Administrative Agent) and extra expense and business interruption endorsements and shall contain a clause which provides that the Administrative Agent's interest under such policy shall not be invalidated by any act or omission to act of, or any breach of warranty by, the insured, or by any change in the title, ownership or possession of the insured property, or by the use of the property for purposes more hazardous than is permitted in such policy.

                                                   Annex F to
                                                   Credit Agreement
                                                   ----------------


                 FINANCIAL STATEMENTS, PROJECTIONS AND NOTICES
                 ---------------------------------------------


          1.   Within thirty-five (35) days after the close of each Fiscal
Month:

          (a) a Borrowing Base Certificate as of the last day of such Fiscal Month, substantially in the form of Exhibit A to this Annex F;
                                                      -------

          (b) (i) an unaudited consolidated and consolidating income statement for Borrower for such Fiscal Month and that portion of the current Fiscal Year ending as of the close of such Fiscal Month, together with comparisons to the corresponding income statement for the prior year's equivalent period, both on a monthly and year-to-date basis, and to budget, and (ii) Borrower's consolidated balance sheet as at the end of such Fiscal Month;

          (c) a monthly Eligible Accounts aging, accompanied by such supporting detail and documentation as the Administrative Agent may reasonably request; and

          (d) a monthly inpatient/outpatient statistical report, in form and substance reasonably satisfactory to the Administrative Agent, setting forth
(i) net revenue per patient day for both acute inpatient and residential treatment programs, (ii) patient days and equivalent patient days for both acute inpatient and residential treatment centers, (iii) average daily census for both acute inpatient and residential treatment centers, (iv) total acute inpatient full time equivalents, (v) total full time equivalents per average daily census,
(vi) average length of stay for both acute inpatient and residential treatment centers, (vii) admissions for both acute inpatient and residential treatment centers, (viii) day/partial visits, (ix) outpatient visits, (x) outpatient full time equivalents and (xi) total number of licensed beds, in each case prepared on a consolidated basis for all facilities, a consolidating basis by facility and on a "same store" basis, with a comparison to the prior year and current budget for the current month and year-to-date period.

          2. Within five (5) days after delivery to the SEC, but in any event within fifty (50) days after the close of each Fiscal Quarter, Borrower's Form 10-Q for such Fiscal Quarter.

          3. Concurrently with the delivery of the Financial Statements required by paragraph 2:

          (a) a consolidated aged statement of Accounts Receivable Financial Class as of the last day of such Fiscal Quarter and an Accounts Receivable Statistical Report by facility as of the last day of such Fiscal Quarter, in each case in the form customarily prepared by Borrower and furnished to the Administrative Agent prior to the Closing Date; and

          (b) a Compliance Certificate of a Responsible Financial Officer of Borrower for such Fiscal Quarter, substantially in the form of Exhibit B to this

Annex F.
-------

          4. Within five days after delivery to the SEC, but in any event within one hundred five (105) days after the close of each Fiscal Year, commencing with the Fiscal Year ended June 30, 1997, Borrower's Form 10-K for such Fiscal Year, including the annual audited financial statements of Borrower, consisting of a consolidated balance sheet and the related consolidated statements of operations, retained earnings and cash flow, setting forth in comparative form the figures for the previous Fiscal Year, which financial statements shall be prepared in accordance with GAAP, certified without qualification by Ernst & Young LLP or another firm of independent certified public accountants of recognized national standing selected by Borrower and reasonably acceptable to the Administrative Agent, and, commencing with the Fiscal Year ending June 30, 1998, accompanied by a statement in reasonable detail prepared by such accountants showing the calculations used in determining Borrower's compliance with the financial covenants set forth in Annex G.
                                                                -------

          5. Concurrently with the delivery of the Financial Statements required by paragraph 4:

          (a) the annual letter of representation from a Responsible Financial Officer of Borrower to such accountants in connection with their audit examination; and

          (b) commencing with the Fiscal Year ending June 30, 1998, a Compliance Certificate of a Responsible Financial Officer of Borrower for such Fiscal Year, substantially in the form of Exhibit B to this Annex F.
                                               -------

          6. Not later than one hundred forty (140) days after the close of each Fiscal Year, commencing with the Fiscal Year ended June 30, 1997, an unaudited consolidating balance sheet for Borrower and its consolidated Subsidiaries as of the last day of such Fiscal Year.

          7. Not later than one hundred fifty (150) days after the close of each Fiscal Year, commencing with the Fiscal Year ended June 30, 1997, the annual management letter from such accountants to Borrower in connection with their audit examination.

          8. Not later than sixty (60) days after the close of each Fiscal Year, commencing with the Fiscal Year ending June 30, 1998, financial projections for the next succeeding Fiscal Year which shall include financial projections for Borrower for such Fiscal Year in form reasonably acceptable to the Administrative Agent (similar in form and content to the Projections) approved by Borrower's board of directors and, in each case, the following:

          (a) projected balance sheets of Borrower as of the end of such Fiscal Year;

          (b) projected cash flow statements and forecasted Excess Borrowing Availability, including summary details of cash disbursements (including Capital Expenditures) for such Fiscal Year; and

          (c) projected statements of operations of Borrower for such Fiscal Year, on a quarterly basis, prepared on a consolidated basis and on a consolidating basis for each major business segment of Borrower (i.e., hospital
                                                                 ----
based services, managed care and contract services) and, in the case of net revenues, on a consolidating basis in the format currently utilized by Borrower (i.e., acute inpatient, residential treatment center, outpatient, subacute,
 ----
managed care, contract services and other);

in each case including a description of major assumptions used in generating such balance sheets, cash flows and income statements (including, without limitation, assumptions with respect to Acquisitions during such Fiscal Year), and other appropriate supporting details as are reasonably requested by the Administrative Agent.

          9. As soon as practicable, but in any event within two (2) Business Days after Borrower becomes aware of the existence of any Default or Event of Default, or any Material Adverse Event with respect to Borrower and its Subsidiaries, taken as a whole, telephonic or telegraphic notice from a Responsible Financial Officer of Borrower specifying the nature of such Default or Event of Default or development or information, including the anticipated effect thereof, which notice shall be promptly confirmed in writing within five
(5) days.

          10. Upon the Administrative Agent's request, copies of all federal, state, local and foreign tax returns, information returns and reports in respect of income, franchise or other taxes on or measured by income (excluding sales, use or like taxes) filed by Borrower.

          11. Promptly upon their becoming available, copies of any registration statements and the regular, periodic and special reports which Borrower shall have filed with the SEC (or any governmental agency substituted therefor) or any national securities exchange, including, without limitation, Borrower's annual and quarterly reports on Forms 10-K and 10-Q.

          12. Promptly upon the mailing thereof to the shareholders of Borrower generally, copies of all financial statements, reports and proxy statements so mailed.

          13. As soon as possible, and in any event within 10 days after Borrower knows or has reason to believe that any of the events or conditions specified below with respect to any Plan or Multiemployer Plan has occurred or exists, a statement signed by a Responsible Financial Officer of Borrower setting forth details respecting such event or condition and the action, if any, that Borrower, any of its Subsidiaries or any ERISA Affiliate proposes to take with respect thereto (and a copy of any report or notice required to be filed with or given to PBGC by Borrower or any ERISA Affiliate with respect to such event or condition):

          (a) any reportable event, as defined in Section 4043(b) of ERISA and the regulations issued thereunder, with respect to a Plan, as to which PBGC has not by regulation waived the requirement of Section 4043(a) of ERISA that it be notified within 30 days of the occurrence of such event (provided that a failure
                                                         --------
to meet the minimum funding standard of Section 412 of the IRC or Section 302 of ERISA shall be a reportable event regardless of the issuance of any waivers in accordance with Section 412(d) of the IRC);

          (b) the filing under Section 4041 of ERISA of a notice of intent to terminate any Plan or the termination of any Plan;

          (c) the institution by PBGC of proceedings under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by Borrower, any of its Subsidiaries or any ERISA Affiliate of a notice from a Multiemployer Plan that such action has been taken by PBGC with respect to such Multiemployer Plan;

          (d) the complete or partial withdrawal by Borrower, any of its Subsidiaries or any ERISA Affiliate under Section 4201 or 4204 of ERISA from a Multiemployer Plan, or the receipt by Borrower, any of its Subsidiaries or any ERISA Affiliate of notice from a Multiemployer Plan that it is in reorganization or insolvency pursuant to Section 4241 or 4245 of ERISA or that it intends to terminate or has terminated under Section 4041A of ERISA; and

          (e) the institution of a proceeding by a fiduciary of any Multiemployer Plan against Borrower, any of its Subsidiaries or any ERISA Affiliate to enforce Section 515 of ERISA, which proceeding is not dismissed within 30 days.

          14. As soon as possible, but in any event within ten (10) days after the occurrence thereof, notice of any matters arising after the Closing Date that, if existing or occurring as of the Closing Date, would have been required to be set forth on Schedule 3.08.
                   -------------

          15. As soon as possible, but in any event within ten (10) Business Days after the occurrence thereof, notice of any change in the information set forth in Schedules 3.09, 3.16 or 3.20 after the Closing Date.
         --------------  ----    ----

          16. Upon receipt thereof, copies of (i) any material notice or other material communication delivered by or on behalf of Borrower to any Person in connection with the Bridge Note Purchase Agreement, the Senior Subordinated Note Agreement or any other agreement or other document relating to Subordinated Indebtedness at the same time and by the same means as such notice or other communication is delivered to such Person, and (ii) any material notice or other material communication received by Borrower from any Person in connection with the Bridge Note Purchase Agreement, the Senior Subordinated Note Agreement or any other agreement, document or instrument relating to Subordinated Indebtedness promptly after such notice or other communication is received by Borrower.

          17. Such other reports and information respecting Borrower's business, financial condition or prospects as the Administrative Agent or the Required Lenders may, from time to time, reasonably request.

                                                        Exhibit A to
                                                        Annex F
                                                        -------


                           BORROWING BASE CERTIFICATE
                           --------------------------


TO:GENERAL ELECTRIC CAPITAL CORPORATION, as Administrative Agent

     Reference is made to that certain Credit Agreement, dated as of September 30, 1997 (as it may be amended, modified or supplemented from time to time, the "Credit Agreement"), among Ramsay Health Care, Inc., a Delaware corporation
 ----------------
("Borrower"), the Lenders from time to time party thereto (the "Lenders"),
----------                                                      -------
General Electric Capital Corporation, as Administrative Agent, and GECC Capital Markets, Inc., as Syndication Agent. Terms defined in Annex A to the Credit
                                                       -------
Agreement and not otherwise defined in this Borrowing Base Certificate

("Certificate") shall have the meanings assigned to them in the Credit
-------------
Agreement.  This Certificate is delivered pursuant to paragraph 1(a) of Annex F
                                                                        -------
to the Credit Agreement for the Fiscal Month ending _________ ___, ___, and the calculations set forth herein are as of the last day of such Fiscal Month (the

"Calculation Date").
-----------------

     The undersigned hereby certifies that he or she is the _______________ of Borrower and in such capacity is a Responsible Financial Officer of Borrower authorized and empowered to issue this Certificate for and on behalf of Borrower; that he or she has performed or supervised the calculations contained herein; that the calculations contained herein are based upon Borrower's Net Eligible Accounts determined in accordance with GAAP; and that the following calculations determine the Borrowing Base, Borrowing Availability and Excess Borrowing Availability as of the Calculation Date and are derived from the books and records of Borrower.

1.   Borrower's consolidated Eligible Accounts:                     $ _________

2.   Subtractions:

     A.   Eligible Accounts (other than of FPM Ohio
          or TCV) not owned by a Credit Party:       $ (_________)

     B.   Eligible Accounts (other than of FPM Ohio
          or TCV) not pledged to Lenders:            $ (_________)

     C.   Eligible Accounts owned by non-wholly
          owned Subsidiaries:                        $ (_________)

          Eligible Accounts owned by     $ _________
          FPM Ohio:

          Multiplier:                        x 49% = $ (_________)

                                             Eligible Accounts owned by
          Gulf Coast Treatment Center:       $ _________

          Multiplier:                        x 4% =      $ (_________)

          Eligible Accounts owned by TCV:    $ _________

          Multiplier:                        x 40% =     $ (_________)

     D.   Total Subtractions:                                            $ (________)

3.   Net Eligible Accounts:                                              $ _________

4.   Advance Rate:                                              x 70% =  $ _________

5.   Reserves established by the Administrative
     Agent and communicated to Borrower:                                 $(         )*
                                                                           =========

6.   Borrowing Base (Item 4 minus Item 5):                               $ _________
                            -----

7.   Lesser of Item 6 or the amount of the
     Revolving Credit Commitments :                                      $ _________

8.   Principal amount of all outstanding Letter of
     Credit Obligations, including any Letters of
     Credit requested concurrently herewith:                             $(         )
                                                                           =========

9.   Borrowing Availability (Item 7 less Item 8):                        $ _________*
                                    ----

10.  Principal amount of the Revolving Credit
     Loan, including any Revolving Credit
     Advance requested concurrently herewith:                            $(         )
                                                                           =========

11.  Excess Borrowing Availability (Item 9 less Item 10):                $ _________*
                                           ----

     The information contained in this Borrowing Base Certificate (including the information upon which the foregoing calculations are based) is true and complete in all material respects as of the Calculation Date or as of any more recent date on which the undersigned Responsible Financial Officer of Borrower has obtained or acquired new information.

---------------
* Subject to the Administrative Agent's right to establish additional
  Reserves.

     Except as disclosed in this Borrowing Base Certificate (or in the Borrowing Base Certificate most recently delivered by Borrower) there has been no material adverse change in any Net Eligible Accounts since the date of the last Borrowing Base Certificate delivered to the Administrative Agent.

     IN WITNESS WHEREOF, the undersigned, in his or her capacity as a Responsible Financial Officer, has executed and delivered this Borrowing Base Certificate and made the certifications contained herein.

     Dated this ___ day of _____________, ____.



                              _________________________________
                              Name:
                              Title:

                                                        Exhibit B to
                                                        Annex F
                                                        ------------


                             COMPLIANCE CERTIFICATE
                             ----------------------


TO:  GENERAL ELECTRIC CAPITAL CORPORATION, as Administrative Agent

     Reference is made to that certain Credit Agreement, dated as of September 30, 1997 (as it may be amended, modified or supplemented from time to time, the "Credit Agreement"), among Ramsay Health Care, Inc., a Delaware corporation
 ----------------
("Borrower"), the Lenders from time to time party thereto, General Electric
----------
Capital Corporation, as Administrative Agent, and GECC Capital Markets Group, Inc., as Syndication Agent. Terms defined in Annexes A and G to the Credit
                                              ---------     -
Agreement and not otherwise defined in this Compliance Certificate ("Certificate") shall have the meanings assigned to them in the Credit
  -----------
Agreement. This Certificate is delivered pursuant to [paragraph 3(b)] [paragraph 5(b)] [CHOOSE ONE] of Annex F to the Credit Agreement for the [Fiscal
                                 -------
Quarter] [Fiscal Year] [CHOOSE ONE] ending __________ ___, ____, and the calculations set forth herein are as of the last day of such fiscal period (the "Calculation Date"). This Certificate is delivered with respect to the
 ----------------
Financial Statements delivered to the Administrative Agent pursuant to [paragraph 2] [paragraph 4] [CHOOSE ONE] of Annex F to the Credit Agreement as
                                            -------
at the Calculation Date, and for the period then ended (the "Financial
                                                             ---------
Statements").
----------

     The undersigned hereby certifies that he or she is the ___________ of Borrower and in such capacity is a Responsible Financial Officer of Borrower authorized and empowered to issue this Certificate for and on behalf of Borrower; that he or she has reviewed the Financial Statements delivered to the Administrative Agent herewith; and that he or she has made or supervised such examinations and investigations as are reasonably necessary to determine whether Borrower is in compliance with all the terms and provisions set forth in the Credit Agreement to be observed or performed by Borrower, to determine whether a Default or Event of Default has occurred and is continuing, and to set forth accurately the computations required to show compliance with each of the financial covenants set forth in Annex G to the Credit Agreement (the "Financial
                                 -------                               ---------
Covenants") as of the Calculation Date and for the periods indicated, all as
---------
more specifically set forth below.

     The undersigned hereby further certifies as follows:

1.FINANCIAL STATEMENTS; NO DEFAULT OR EVENT OF DEFAULT.
  ----------------------------------------------------

     [FOR QUARTERLY CERTIFICATE:] The Financial Statements are complete and do not contain any material error, misstatement or omission and present fairly in accordance with GAAP (subject to normal year-end adjustments and the absence of footnotes) the financial position, the results of operations and the cash flow of Borrower as at the end of the Fiscal Quarter to which such Financial Statements relate and for the period then ended, and to the knowledge of the undersigned [there was no Default or Event of Default in existence as of such time] [only those

Defaults or Events of Default specified on Attachment 1 hereto were in existence
                                           ------------
as of such time] [CHOOSE ONE].

     [FOR ANNUAL CERTIFICATE:] The Financial Statements are complete and correct and present fairly in accordance with GAAP the financial position, the results of operations and the changes in financial position of Borrower as at the end of such Fiscal Year and for the period then ended and [there was no Default or Event of Default in existence as of such time] [only those Defaults or Events of Default specified on Attachment 1 hereto were in existence as of
                                  ------------
such time] [CHOOSE ONE].

2.   COMPLIANCE WITH FINANCIAL COVENANTS.
     -----------------------------------

     Computations showing compliance with each of the Financial Covenants set forth in Annex G to the Credit Agreement, as of the Calculation Date and for the
         -------
periods indicated, are as follows:

A.    EBITDA (paragraph 1(a) of Annex G)
      ------                    -------

      EBITDA, determined as of the Calculation Date, for the Rolling
      Four-Quarter Period specified in paragraph 1(a) of Annex G:
                                                         -------
      1.  Net Income:                                                 $_____________

      2.  Interest Expense:                                           $_____________

      3.  Tax Expense:                                                $_____________

      4.  Depreciation, amortization, etc.:                           $_____________

      5.  Extraordinary gains:                                        $(____________)

      6.  Non-cash portion of extraordinary losses                    $_____________

      7.  Losses from asset sales:                                    $_____________

      8.  Gains from asset sales:                                     $(____________)

      9.  Cash payments with respect to extraordinary losses
          related to a prior period:                                  $(____________)

      10. Net income resulting from reversal of 6/30/97 reserves:     $(____________)

      11. Actual EBITDA (Item 1 plus Item 2 plus Item 3 plus
          Item 4 minus Item 5 plus Item 6 plus Item 7 minus
          Item 8 minus Item 9 minus Item 10):                         $_____________

      12. Minimum EBITDA (as set forth for the Rolling Four-
          Quarter Period specified in paragraph 1(a) of Annex G):     $_____________

B.    LEVERAGE RATIO (paragraph 1(b) of Annex G)
      --------------                    -------

      Leverage Ratio, determined as of the Calculation Date, for the Rolling
      Four-Quarter Period specified in paragraph 1(b) of Annex G:
                                                         -------
      1.  Funded Debt:                                                                    $_____________

      2.  EBITDA (Item A11 above):                                                        $_____________

      3.  Actual Ratio (Item 1 divided by Item 2):                                         ________:1.00

      4.  Maximum Ratio (as set forth for the applicable Rolling
          Four-Quarter Period in paragraph 1(b) of Annex G):                               ________:1.00

C.    FIXED CHARGE COVERAGE RATIO
      ---------------------------
      (paragraph 1(c) of Annex G)

      Fixed Charge Coverage Ratio, determined as of the Calculation Date, for the Rolling Four-Quarter Period specified in paragraph 1(c) of
      Annex G:
      -------

      1.  EBITDA (Item A11 above):                                                        $_____________

      2.  Capital Expenditures:                                                           (____________)

      3.  Cash Tax Expense:                                                               (____________)

      4.  Certain Cash Payments:                                                          (____________)

      5.  Numerator (Item 1 minus Item 2 minus
          Item 3 minus Item 4):                                                           _____________

      6.  Interest Expense:                                                               _____________

      7.  Principal Amortization:                                                         _____________

      8.  Earn-out Payments:                                                              =============

      9.  Denominator (Item 6 plus Item 7 plus Item 8):                                   $____________

     10.  Actual Ratio (Item 5 divided by Item 9):                                            1.25:1.00

     11.  Minimum Ratio (as set forth for the applicable Rolling
          Four-Quarter Period in paragraph 1(c) of Annex G):                              ________:1.00


D.    INTEREST COVERAGE RATIO (paragraph 1(d) of Annex G)
      -----------------------                    -------

      Interest Coverage Ratio, determined as of the Calculation Date, for the Rolling Four-Quarter Period specified in paragraph 1(d) of Annex G:

      1.  EBITDA (Item A11 above):                                                     $_____________

      2.  Capital Expenditures:                                                        $(____________)

      3.  Numerator (Item 1 minus Item 2):                                             $_____________

      4.  Interest Expense:                                                            $_____________

      5.  Actual Ratio (Item 3 divided by Item 4):                                      ________:1.00

      6.  Minimum Ratio (as set forth for the applicable Rolling Four-
          Quarter Period in paragraph 1(d) of Annex G):                                 ________:1.00

E.    TANGIBLE NET WORTH (paragraph 1(e) of Annex G)
      ------------------                    -------

      Tangible Net Worth, determined as of the Calculation Date:

      1.  Shareholders' equity:                                                        $_____________

      2.  Intangible assets:                                                           $(____________)

      3.  Actual Tangible Net Worth (Item 1 minus Item 2):                             $_____________

      4.  Base Amount:                                                                 $   27,000,000

      5.  Cumulative positive Net Income after June 30, 1997:                          $_____________

      6.  Multiplier:                                                     x 50% =      $_____________

      7.  Minimum Tangible Net Worth (Item 4 plus Item 6):                             $_____________

F.    CAPITAL EXPENDITURES (paragraph 1(f) of Annex G):
      --------------------                    --------

      Capital Expenditures for Fiscal Year to Date:                                    $_____________

      Maximum Permitted Capital Expenditures for such Fiscal Year:                     $_____________

G.    INVESTMENTS (Section 6.03)
      -----------

      Aggregate Practice Guarantees:                                                   $_____________

      Maximum Permitted Amount:                                                        $    1,000,000

      Aggregate amount paid to purchase minority Stock interests:                      $_____________

      Maximum Permitted Amount:                                                        $    1,000,000

      INDEBTEDNESS (Section 6.04(c))
      ------------
H.
      Aggregate amount of Capital Lease Obligations, Indebtedness secured by purchase money Liens and other Indebtedness permitted
      under clause (c) of Section 6.04 of the Credit Agreement:                        $_____________

      Maximum Permitted Amount:                                                        $    2,000,000

I.    AFFILIATE AND EMPLOYEE LOANS AND
      --------------------------------
      TRANSACTIONS (Section 6.05(d))

      Aggregate principal amount of loans outstanding from Borrower or any of its
      Subsidiaries to its officers, directors and employees:                           $_____________

      Maximum Permitted Amount:                                                        $    1,000,000

3.    CALCULATION OF EXCESS CASH FLOW
      -------------------------------

     Computations showing Borrower's Excess Cash Flow (as defined in Annex A)
                                                                     -------
for the Fiscal Year ending June 30, ____ are as follows (include in annual certificates only, commencing with the Fiscal Year ending 6/30/98):

     1.   EBITDA (Item A11 above):                                                     $_____________

          Less the sum of:
          ----

          (a)       Interest Expense:                            $_____________

          (b)       Principal Payments on
                    Funded Debt:                                 $_____________

          (c)       Cash Capital Expenditures:                   $_____________

          (d)       Cash Tax Expense:                            $_____________

     2.             The sum of Items (a)-(d):                                          $(____________)

     3.             Working Capital Decreases:                                         $_____________

     4.     Working Capital Increases:                          $(____________)

     5.     Cash portion of extraordinary gains from current
            or prior periods:                                   $_____________

     6.     Excess Cash Flow (Item 1 minus Item 2 plus
            Item 3 minus Item 4 plus Item 5):                   $_____________
                   -----        ----

     9.     Required Prepayment (50% of Item 6):                $_____________

4.   MATERIAL SUBSIDIARIES
     ---------------------

     Attached hereto is a schedule setting forth the names and jurisdictions of incorporation of each Material Subsidiary as of the Calculation Date, and all representatives and warranties set forth in Article 3 with respect to such Material Subsidiaries are true and correct in all material respects as of the date made or deemed made under the Credit Agreement.

5.   NO MATERIAL ADVERSE EVENT
     -------------------------

     To the best of my knowledge, [EXCEPT AS DESCRIBED IN ATTACHMENT 2 OR IN AN
                                                          ------------
EARLIER COMPLIANCE CERTIFICATE,] no Material Adverse Event with respect to Borrower and its Subsidiaries taken as a whole has occurred since the date of the last audited Financial Statements delivered pursuant to Section 3.04 of the
                                                            ------------
Credit Agreement or paragraph 4 of Annex F to the Credit Agreement.
                                   -------

     IN WITNESS WHEREOF, the undersigned, in his or her capacity as a Responsible Financial Officer, has executed and delivered this Compliance Certificate and made the certifications contained herein.

     Dated:  this ____ day of ____________, ______



                                    _________________________________
                                    Name:
                                    Title:

                                                   Annex G to
                                                   Credit Agreement
                                                   ----------------


                              FINANCIAL COVENANTS
                              -------------------


          1.   Financial Covenants.  Borrower shall not breach or fail to comply
               -------------------
with any of the following financial covenants:

          (a) Borrower shall maintain, as of the end of each Rolling Four-Quarter Period set forth below, EBITDA of not less than the amount set forth below for the Rolling Four-Quarter Period corresponding thereto:


            Rolling Four-Quarter
            --------------------
               Period Ending                      Amount
               -------------                      ------


            12/31/97 - 6/30/99                  $13,500,000
             9/30/99 - 6/30/00                  $14,000,000
Each Rolling Four-Quarter Period thereafter     $14,500,000

          (b) Borrower shall maintain, as of the end of each Rolling Four-Quarter Period set forth below, a Leverage Ratio of not more than the ratio set forth below for the Rolling Four-Quarter Period corresponding thereto:


            Rolling Four-Quarter
            --------------------
               Period Ending                       Ratio
               -------------                       -----

            12/31/97 -  9/30/98                    4.00:1.00
            12/31/98 -  3/31/99                    3.75:1.00
             6/30/99 -  9/30/00                    3.50:1.00
            12/31/00 -  3/31/01                    3.25:1.00
             6/30/01 - 12/31/01                    3.00:1.00
Each Rolling-Four Quarter Period thereafter        2.75:1.00

          (c) Borrower shall maintain, as of the end of each Rolling Four-Quarter Period, commencing with the Rolling Four-Quarter Period ending December 31, 1997, a Fixed Charge Coverage Ratio of not less than 1.25:1.00.

          (d) Borrower shall maintain, as of the end of each Rolling Four-Quarter Period set forth below, an Interest Coverage Ratio of not less than the ratio set forth below for the Rolling Four-Quarter Period corresponding thereto:

                    Rolling Four-Quarter
                    --------------------
                        Period Ending                      Ratio
                        -------------                      -----

                   12/31/97 - 12/31/99                    1.75:1.00
       Each Rolling-Four Quarter Period thereafter        2.00:1.00

          (e) Borrower shall maintain, as of the last day of each Fiscal Quarter, commencing December 31, 1997, a Tangible Net Worth of not less than an amount equal to the sum of (i) $27,000,000, plus (ii) fifty percent (50%) of
                                            ----
Borrower's cumulative positive Net Income for each Fiscal Quarter ended subsequent to June 30, 1997, through and including the Fiscal Quarter then ended (but without reduction for negative Net Income).

          (f) Borrower shall not make Capital Expenditures in excess of $3,500,000 in the aggregate during its Fiscal Year ending June 30, 1998, $4,000,000 in the aggregate during its Fiscal Year ending June 30, 1999, $4,500,000 in the aggregate during its Fiscal Year ending June 30, 2000 and $5,000,000 in the aggregate during any Fiscal Year thereafter.

          2.   Transitional Rules; Pro Forma Adjustments.
               -----------------------------------------

          (a) Transitional Rules.  Notwithstanding anything to the contrary set
              ------------------
forth herein:

          (i) in calculating Borrower's compliance with the financial covenants set forth in paragraphs 1(c) and (d) above for the Rolling Four-Quarter Periods ending December 31, 1997, March 31, 1998 and June 30, 1998, the "Rolling Four-Quarter Period" ending December 31, 1997 shall mean the Fiscal Quarter then ended; the "Rolling Four-Quarter Period" ending March 31, 1998 shall mean the two Fiscal Quarters then ended; and the "Rolling Four-Quarter Period" ending June 30, 1998 shall mean the three Fiscal Quarters then ended; and

          (ii) solely for the purpose of preparing a pro forma Compliance
                                                     ---------
Certificate for the purposes of Section 6.01(l)(iii) hereof for the Rolling
                                --------------------
Four-Quarter Periods ending December 31, 1997, March 31, 1998 and June 30, 1998,
(A) paragraph 2(a)(i) above shall be disregarded; and (C) in calculating Borrower's compliance with the financial covenants set forth in paragraphs 1(c) and (d) above, Capital Expenditures, Fixed Charges, Interest Expense and Tax Expense for the Rolling Four-Quarter Period ending December 31, 1997 shall be deemed to be the Capital Expenditures, Fixed Charges, Interest Expense and Tax Expense for the Fiscal Quarter then ended, multiplied by four (4); Capital Expenditures, Fixed Charges, Interest Expense and Tax Expense for the Rolling Four-Quarter Period ending March 31, 1998 shall be deemed to be the Capital Expenditures, Fixed Charges, Interest Expense and Tax Expense for the two Fiscal Quarters then ended, multiplied by two (2); and Capital Expenditures, Fixed Charges, Interest Expense and Tax Expense for the Rolling Four-Quarter Period ending June 30, 1998 shall be deemed to be the Capital Expenditures, Fixed Charges, Interest Expense and Tax Expense for the three Fiscal Quarters then ended, multiplied by one and one-third (1-1/3); provided, however, that in no
                                                --------  -------
event shall
the Capital Expenditures so annualized exceed $3,500,000 for the purposes of this paragraph 2(a)(ii).

          (b) Pro Forma Adjustments.  In calculating Borrower's compliance with
              ---------------------
the financial covenants set forth in paragraphs 1(a), (b), (c) and (d) above, the following adjustments shall be made on a pro forma basis to reflect the
                                             ---------
effect of Acquisitions occurring after the Closing Date and during the relevant Rolling Four-Quarter Period:

              (i)    For the purposes of paragraphs 1(a), (b), (c) and (d),
          EBITDA shall be adjusted on a pro forma basis to include the actual
                                        ---------
          historical EBITDA of such acquired entity for such period (as defined in this Annex G, but determined for such entity) , as if
                          -------
          such entity had been acquired on the first day of such period, to eliminate, as of the first day of such period, any Indebtedness refinanced in such Acquisition and to include, as of the first day of such period, any Indebtedness incurred in connection with such Acquisition (including any portion thereof incurred to fund such refinancing);

             (ii) For the purposes of paragraph 1(b), Funded Debt shall be adjusted on a pro forma basis to reflect, as of the first day of such
                        ---------
          period, any Funded Debt incurred, assumed or refinanced in connection with such Acquisition; and

            (iii) For the purposes of paragraphs 1(c) and (d), Capital Expenditures, Fixed Charges, Interest Expense and Tax Expense shall be adjusted on a pro forma basis to include the actual Capital
                        ---------
          Expenditures, Fixed Charges, Interest Expense and Tax Expense of such acquired entity for such period, as if such entity had been acquired on the first day of such period, including, any interest attributable to any Indebtedness incurred in connection with such Acquisition, but excluding any Interest Expense or other Fixed Charges attributable to any Indebtedness refinanced in such Acquisition.

          3.   Definitions and Rules of Construction.
               -------------------------------------

          (a) Defined Terms.  Capitalized terms used in this Annex G and not
              -------------                                  -------
defined in Annex A to this Agreement shall have the following respective
           -------
meanings:

          "Capital Expenditures" shall mean, with respect to any fiscal period
           --------------------
of Borrower, all of Borrower's consolidated expenditures during such period for any fixed assets or improvements, or for replacements, substitutions or additions thereto, that have a useful life of more than one year and that are required to be capitalized under GAAP, and, in any event, shall include Capital Lease Obligations and all asset purchases secured by purchase money security interests.

          "Capital Lease" shall mean any lease of any property (whether real,
           -------------
personal or mixed) by any Person as lessee that, in accordance with GAAP, either would be required to be classified and accounted for as a capital lease on a consolidated balance sheet of such Person or otherwise be disclosed as such in a note to such balance sheet.

          "Capital Lease Obligation" shall mean, as of any date, the amount of
           ------------------------
the obligation of the lessee under a Capital Lease that, in accordance with GAAP, would appear on a consolidated balance sheet of such lessee in respect of such Capital Lease or otherwise be disclosed as such in a note to such balance sheet.

          "EBITDA" shall mean, with respect to any fiscal period of Borrower,
           ------
(i) Net Income for such period, plus (ii) Interest Expense for such period, plus
                                ----                                        ----
(iii) Tax Expense for such period, plus (iv) to the extent deducted in
                                   ----
determining Net Income, Borrower's depreciation, amortization and other similar non-cash charges for such period (including, without limitation, Borrower's amortization of the Life Companies Prepayment Premium), minus (v) to the extent
                                                        -----
included in determining Net Income, Borrower's extraordinary gains for such period, plus (vi) to the extent included in determining Net Income, the non-cash
        ----
portion of any of Borrower's extraordinary losses for such period, plus (vii)
                                                                   ----
any losses from asset sales for such period, minus (viii) any gains from asset
                                             -----
sales for such period, all determined in accordance with GAAP on a consolidated basis, minus (ix) any cash payments made with respect to extraordinary losses
       -----
related to a prior period, minus (x) to the extent included in determining Net
                           -----
Income, any consolidated net income derived from the reversal of a reserve reflected in the 1997 Audited Financial Statements for which there was not a corresponding cash payment.

          "Fixed Charge Coverage Ratio" shall mean, with respect to any fiscal
           ---------------------------
period of Borrower, the ratio of (a) the sum of (i) EBITDA for such period,

minus (ii) Capital Expenditures during such period, minus (iii) that portion of
-----                                               -----
Tax Expense paid in cash during such period, minus (iv) any payment made in cash
                                             -----
for which the offsetting entry on Borrower's Financial Statements is a debit to a reserve reflected in the 1997 Audited Financial Statements, rather than an expense or reduction of revenues on Borrower's income statement, to (b) Fixed Charges for such period.

          "Fixed Charges" shall mean, with respect to any fiscal period of
           -------------
Borrower, the sum of (i) Interest Expense for such period, plus (ii) regularly
                                                           ----
scheduled payments of principal paid on Funded Debt during such period, plus
                                                                        ----
(iii) without duplication as to item (ii), payments in respect of "earn out" or other contingent payment obligations permitted by Section 6.01(e).
                                                  ---------------

          "Funded Debt" shall mean all of Borrower's consolidated Indebtedness
           -----------
which by the terms of the agreement governing or instrument evidencing such Indebtedness matures more than one year from or is directly or indirectly renewable or extendible at its option under a revolving credit or similar agreement obligating the lender or lenders to extend credit over a period of more than one year from the date of creation thereof, including in each instance current maturities of long-term debt (and the current portion of long-term debt in the last year of its term), revolving credit and short-term debt extendible beyond one year at the option of the debtor, and shall also include, without limitation, (i) Indebtedness arising under or in connection with any interest rate swap agreement or arrangements, (ii) the Revolving Credit Loan, the Term Loans, the Letter of Credit Obligations and the other Obligations, (iii) Subordinated Indebtedness, and (iv) without duplication, any "earn out" or other contingent payment obligations permitted by Section 6.01(e).
                                            ---------------

          "GAAP" shall mean generally accepted accounting principles in the
           ----
United States as in effect from time to time, consistently applied.

          "Interest Coverage Ratio" shall mean, with respect to any fiscal
           -----------------------
period of Borrower, the ratio of (a) the sum of (i) EBITDA for such period,

minus (ii) Capital Expenditures during such period, to (b) Interest Expense for
-----
such period.

          "Interest Expense" shall mean, with respect to any fiscal period of
           ----------------
Borrower, Borrower's consolidated interest expense paid in cash for such period, including the interest component of any Capital Lease Obligation, but excluding the Life Companies Prepayment Premium to the extent otherwise included in Interest Expense.

          "Leverage Ratio" shall mean, with respect to any fiscal period of
           --------------
Borrower, the ratio of (a) Funded Debt as of the last day of such period to (b) EBITDA for such period.

          "Net Income" shall mean, with respect to any fiscal period of
           ----------
Borrower, Borrower's consolidated net income (or loss) from continuing operations for such period.

          "Rolling Four-Quarter Period" shall mean, as of the end of any Fiscal
           ---------------------------
Quarter of Borrower, the immediately preceding four Fiscal Quarters (except as set forth in paragraph 2(a) above), including the Fiscal Quarter then ending.

          "Tangible Net Worth" shall mean, as of any date, (a) Borrower's
           ------------------
consolidated shareholders' equity, minus (b) Borrower's consolidated intangible
                                   -----
assets, including, without limitation, the following:

                (i) any surplus resulting from the write-up of assets subsequent to the Audit Date;

               (ii) goodwill, including any amounts (however designated on the balance sheet) representing the cost of acquisitions of Subsidiaries in excess of underlying tangible assets;

              (iii)   patents, trademarks, copyrights, etc.; and

               (iv) deferred charges (including, but not limited to, unamortized debt discount and expense, organization expenses and experimental and development expenses, but excluding prepaid expenses).

          "Tax Expense" shall mean, with respect to any fiscal period of
           -----------
Borrower, Borrower's consolidated provision for income taxes for such period.

          4.   Rules of Construction.  Any accounting term used in this Annex G
               ---------------------                                    -------
or elsewhere in this Agreement shall have, unless otherwise specifically provided, the meaning customarily given such term in accordance with GAAP, and all financial computations shall be computed, unless otherwise specifically provided, on a consolidated basis in accordance with GAAP consistently applied. That certain items or computations are explicitly modified by the phrase "in accordance with GAAP" shall in no way be construed to limit the foregoing. In the event that any

"Accounting Changes" (as defined below) occur and such changes result in a change in the calculation of the financial covenants, standards or terms used in this Annex G or elsewhere in this Agreement, then Borrower and the
     -------
Administrative Agent agree to enter into negotiations in order to amend such provisions of this Agreement, subject to the approval of the Required Lenders, so as equitably to reflect such Accounting Changes with the desired result that the criteria for evaluating Borrower's financial condition shall be the same after giving effect to such Accounting Changes as if such Accounting Changes had not been made. "Accounting Changes" means (i) changes in accounting principles
                 ------------------
required by the promulgation of any rule, regulation, pronouncement or opinion by the Financial Accounting Standards Board of the American Institute of Certified Public Accountants (or successor thereto or any agency with similar functions), (c) purchase accounting adjustments under A.P.B. 16 and/or 17 and EITF 88-16, and the application of the accounting principles set forth in FASB 109, including the establishment of reserves pursuant thereto and any subsequent reversal (in whole or in part) of such reserves; and (d) the reversal of any reserves established as a result of purchase accounting adjustments. All such adjustments resulting from expenditures made subsequent to the Closing Date (including capitalization of costs and expenses or payment of pre-Closing Date liabilities) shall be treated as expenses in the period the expenditures are made and deducted as part of the calculation of EBITDA in such period. and (ii) changes in accounting principles concurred in by Borrower's independent public accountants. In the event that Borrower, the Administrative Agent and the Required Lenders shall have agreed upon any such required amendment, then, after such amendment has been evidenced in writing and the underlying Accounting Change with respect thereto has been implemented, any reference to GAAP contained in this Annex G or elsewhere in this Agreement shall, only to the
                  -------
extent of such Accounting Change, refer to GAAP, consistently applied after giving effect to the implementation of such Accounting Change. If Borrower, the Administrative Agent and the Required Lenders cannot agree upon any required amendment within thirty (30) days following the date of implementation of any Accounting Change, then all financial statements delivered in accordance with Annex F to this Agreement and all calculations of financial covenants and other
-------
standards and terms in accordance with this Annex G shall be prepared, delivered
                                            -------
and made without regard to the underlying Accounting Change.

                                                   Schedule 3.04 to
                                                   Credit Agreement
                                                   ----------------


                      FINANCIAL STATEMENTS AND PROJECTIONS
                      ------------------------------------


          1.   Historical Financial Statements.  Copies of the consolidated
               -------------------------------
balance sheet of Borrower and its Subsidiaries as of June 30, 1997 and the related consolidated statements of operations, shareholders' equity and cash flows for the Fiscal Year then ended, accompanied by the audit report thereon of Ernst & Young LLP (collectively, the "1997 Audited Financial Statements") have
                                      ---------------------------------
been furnished by Borrower to the Administrative Agent and each Lender prior to the date of this Agreement. The 1997 Audited Financial Statements have been prepared in conformity with GAAP and present fairly, in all material respects, the consolidated financial position of Borrower as at the date thereof, and the consolidated results of operations and cash flows of Borrower for the Fiscal Year then ended.

          2. Projections.  Borrower's (a) consolidated projections of balance
             -----------
    sheets, cash flow statements, working capital requirements for cash flow statements, balance sheet ratios and rollforwards, prepared on an annual basis for the Fiscal Years ending June 30, 1998, 1999, 2000, 2001 and 2002;
    (b) consolidated and consolidating (by facility) projections of income statements, prepared on an annual basis for the Fiscal Years ending June 30, 1998, 1999, 2000, 2001 and 2002; and (c) consolidated projections of GE Capital debt rollforward, interest expense and amortization of loan costs, prepared on an annual basis for the Fiscal Years ending June 30, 1998, 1999, 2000, 2001, 2002 and (except as to amortization of loan costs) 2003 (collectively, the "Projections"), copies of which have been delivered by
                        -----------
    Borrower to the Administrative Agent. To the best knowledge of Borrower, no facts exist as of the Closing Date which would result in any material change in such Projections.

                                                   Exhibit A to
                                                   Credit Agreement
                                                   ----------------


                       NOTICE OF REVOLVING CREDIT ADVANCE
                       ----------------------------------


TO:  GENERAL ELECTRIC CAPITAL CORPORATION, as Administrative Agent

          1. This NOTICE OF REVOLVING CREDIT ADVANCE is executed and delivered by the undersigned Responsible Financial Officer of RAMSAY HEALTH CARE, INC., a Delaware corporation ("Borrower"), to General Electric Capital Corporation, in
                       --------
its capacity as Administrative Agent, pursuant to Section 1.01(b) of that certain Credit Agreement, dated as of September 30, 1997 (as it may be amended, modified or supplemented from time to time, the "Credit Agreement"), entered
                                                 ----------------
into among Borrower, the Lenders from time to time party thereto, General Electric Capital Corporation, as Administrative Agent, and GECC Capital Markets Group, Inc., as Syndication Agent. Any terms used herein and not defined herein shall have the meanings assigned in Annex A to the Credit Agreement.
                                    -------

          2. Borrower hereby requests that the Revolving Lenders make a Revolving Credit Advance for the account of Borrower pursuant to Section 1.01(b) of the Credit Agreement, as follows:

          (a) Amount of requested Revolving Credit Advance:
           $_________________.

          (b) Date of requested Revolving Credit Advance:
           ______________ ___, ____.

          (c) Disbursement Account into which such Revolving Credit Advance is to be made:
           Account No.:______________________________________
           _______________________________________[Bank Name]
           _____________________________________[Bank Address]
           ABA#____________________________________________
           Attention:_________________________________________

          3. [Borrower hereby elects that [all of] [$_________ of] [CHOOSE ONE] the requested Revolving Credit Advance, which amount is equal to $1,000,000 or an integral multiple of $250,000 in excess thereof, be made as a LIBOR Rate Loan having a LIBOR Period of [one] [two] [three] [if applicable, six] months [CHOOSE ONE] commencing on the date of the requested Revolving Credit Advance.]

          4. In connection with the Revolving Credit Advance requested herein, Borrower hereby represents, warrants and certifies to the Administrative Agent and each Revolving Credit Lender that, as of the date of the Revolving Credit Advance requested herein:

          (a) Borrower's representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects on the date hereof as though made on and as of the date hereof, except to the extent that any such representation or warranty expressly relates solely to an earlier date and except for changes therein permitted or contemplated by the Credit Agreement;

          (b) No event has occurred and is continuing, or will result from the making of the Revolving Credit Advance requested hereby, which constitutes or would constitute a Default or an Event of Default; and

          (c) After giving effect to the Revolving Credit Advance requested hereby, the aggregate principal amount of the Revolving Credit Loan shall not exceed the Borrowing Availability.

     [IF ANY OF THE FOREGOING STATEMENTS IS NOT TRUE AND CORRECT, ATTACH A STATEMENT SPECIFYING IN DETAIL THE CIRCUMSTANCES THEREOF AND THE ACTIONS BORROWER IS TAKING OR PROPOSES TO TAKE WITH RESPECT THERETO.]

          5.   The Borrowing Base on ___________ ____, ____, was $_________, as
indicated on the most recent Borrowing Base Certificate delivered to the Administrative Agent pursuant to the Credit Agreement. The undersigned has no reason to believe that the Borrowing Base, if currently computed, would be less than the aggregate amount of all Letter of Credit Obligations outstanding and the outstanding Revolving Credit Loan (after giving effect to the Revolving Credit Advance requested hereby).

          6. This Notice of Revolving Credit Advance is executed by a Responsible Financial Officer of Borrower, on behalf of Borrower. The undersigned, in such capacity, hereby certifies each and every matter contained herein to be true and correct.

     IN WITNESS WHEREOF, the undersigned, in his or her capacity as a Responsible Financial Officer, has executed this Notice of Revolving Credit Advance this ____ day of ________________, ____.


                                    _______________________________
                                    Name:
                                    Title:

 This Notice of Revolving Credit Advance is to be telecopied to the Administrative Agent as indicated no later than 11:00 A.M. (New York time) on the Business Day preceding the date of the proposed Revolving Credit Advance or, if all or any portion of the Revolving Credit Advance is to be made as a LIBOR Rate Loan, on the third full LIBOR Business Day preceding the date of the proposed Revolving Credit Advance:

     To: Quamei Matsuura

     Telephone Number:   (404) 814-3123
     Telecopier Number:  (404) 262-9175

                                                 Exhibit B to
                                                 Credit Agreement
                                                 ----------------


                             REVOLVING CREDIT NOTE
                             ---------------------


  _____________ $_________ __, 199__


          FOR VALUE RECEIVED, the undersigned, RAMSAY HEALTH CARE, INC., a Delaware corporation ("Borrower"), promises to pay to the order of
                       --------
_______________________________ ("Lender"), the principal amount of
                                  ------
_______________________ _____________ AND NO/100 DOLLARS ($____________) or such lesser principal amount as may be outstanding under Lender's Pro Rata Share of the Revolving Credit Loan (as defined in the "Credit Agreement" hereinafter referred to), in immediately available funds, without setoff, deduction or counterclaim, together with interest on the unpaid principal amount of this Note outstanding from time to time from the date hereof until the date of payment in full, payable as hereinafter set forth.

          Reference is made to the Credit Agreement, dated as of September 30, 1997 (as it may be amended, modified or supplemented from time to time, the

"Credit Agreement"), by and among Borrower, the Lenders from time to time party
-----------------
thereto (including Lender), General Electric Capital Corporation, as Administrative Agent, and GECC Capital Markets Group, Inc., as Syndication Agent. Terms defined in the Credit Agreement and not otherwise defined herein are used herein with the meanings attributed to those terms in the Credit Agreement. This Note is one of the "Revolving Credit Notes" referred to in the Credit Agreement, and any holder hereof is entitled to all of the rights, remedies, benefits and privileges provided for in the Credit Agreement. The Credit Agreement, among other things, contains provisions for the acceleration of the maturity hereof upon the happening of certain events and upon the terms and conditions therein specified.

          The principal indebtedness evidenced by this Note shall be payable as provided in the Credit Agreement and in any event on the Commitment Termination Date.

          Interest shall be payable on the outstanding daily unpaid principal amount of the portion of the Revolving Credit Loan evidenced hereby from the Closing Date until payment in full and shall accrue and be payable at the rates and on the dates set forth in the Credit Agreement, both before and after default and before and after maturity and judgment. Upon the occurrence and during the continuation of an Event of Default, the Administrative Agent may (or, upon the written request of the Required Lenders, shall), by written notice to Borrower, increase each of the Applicable Margins on which the rate or rates of interest payable hereunder are based to the Default Rate to the fullest extent permitted by applicable law. Notwithstanding anything to the contrary contained herein, no provisions of this Note shall require the payment or permit the collection of interest in excess of the Maximum Lawful Rate and this Note is expressly subject to the usury savings provision set forth in Annex C to the
                                                              -------
Credit Agreement.

          The Administrative Agent shall keep a record of Revolving Credit Advances made by it under the Credit Agreement and payments received by it with respect to the Revolving Credit Loan, and such record shall be presumptive evidence of the amounts owing under the Revolving Credit Notes on the basis more fully set forth in Section 1.13 of the Credit Agreement.
                   ------------

          Borrower promises to pay all reasonable costs and expenses of any rightful holder hereof incurred in collecting Borrower's obligations hereunder or in enforcing or attempting to enforce any of such holder's rights hereunder, including reasonable attorneys' fees and disbursements, whether or not an action is filed in connection therewith, in accordance with the provisions of the Credit Agreement.

          Borrower hereby waives presentment, demand for payment, dishonor, notice of dishonor, protest, notice of protest and any other notice or formality, to the fullest extent permitted by applicable law.

          THE REVOLVING CREDIT ADVANCES EVIDENCED BY THIS NOTE HAVE BEEN AND WILL BE FUNDED FROM, AND WILL BE REPAID IN, NEW YORK, NEW YORK, AND THIS NOTE SHALL BE INTERPRETED UNDER, GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE.

                                    RAMSAY HEALTH CARE, INC.



                                     By:____________________________[SEAL]
                                     Remberto G. Cibran
                                     President

                                                   Exhibit C-1 to
                                                   Credit Agreement
                                                   ----------------


                                TERM LOAN A NOTE
                                ----------------


  _____________ $_________ __, 199__


          FOR VALUE RECEIVED, the undersigned, RAMSAY HEALTH CARE, INC., a Delaware corporation ("Borrower"), promises to pay to the order of
                       --------
____________________________ ______________("Lender"), the principal amount of
                                             ------
_____________________________________ AND NO/100 DOLLARS ($____________), in
immediately available funds, without setoff, deduction or counterclaim, together with interest on the unpaid principal amount of this Note outstanding from time to time from the date hereof until the date of payment in full, payable as hereinafter set forth.

          Reference is made to the Credit Agreement, dated as of September 30, 1997 (as it may be amended, modified or supplemented from time to time, the "Credit Agreement"), by and among Borrower, the Lenders from time to time party
-----------------
thereto, General Electric Capital Corporation, as Administrative Agent for such Lenders, and GECC Capital Markets Group, Inc., as Syndication Agent. Terms defined in the Credit Agreement and not otherwise defined herein are used herein with the meanings attributed to those terms in the Credit Agreement. This Note is one of the "Term Loan A Notes" referred to in the Credit Agreement, and any holder hereof is entitled to all of the rights, remedies, benefits and privileges provided for in the Credit Agreement. The Credit Agreement, among other things, contains provisions for the acceleration of the maturity hereof upon the happening of certain events and upon the terms and conditions therein specified.

          The principal amount of this Note shall be payable in seventeen (17) quarterly installments, the first two of which shall be in the amount of $_________ each, the third through sixth of which shall be in the amount of $_________ each, the seventh through tenth of which shall be in the amount of $_________ each, the eleventh through fourteenth of which shall be in the amount of $_________ each and the fifteenth through seventeenth of which shall be in the amount of $_________ each, payable on the first day of each January, April, July and October hereafter, commencing July 1, 1998 and continuing through and including July 1, 2002, and in an eighteenth and final installment in an amount equal to the remaining principal balance hereof on September 30, 2002.

          This Note is subject to voluntary prepayment in whole or in part as provided in Section 1.04(d) of the Credit Agreement and is subject to mandatory
            ---------------
prepayment as provided in Section 1.04(a) and (f) of the Credit Agreement.
                          ---------------     ---

          Interest shall be payable on the outstanding principal balance hereof from the date first written above until payment in full and shall accrue and be payable at the rates and on the dates set forth in the Credit Agreement, both before and after default and before and after maturity and judgment. Upon the occurrence and during the continuation of an Event of Default, the Administrative Agent may (or, upon the written request of the Required Lenders, shall), by written notice to Borrower, increase each of the Applicable Margins on which the rate or rates of interest payable hereunder are based to the Default Rate, to the fullest extent permitted by applicable law. Notwithstanding anything to the contrary contained herein, no provisions of this Note shall require the payment or permit the collection of interest in excess of the Maximum Lawful Rate and this Note is expressly subject to the usury savings provision set forth in Annex C to the Credit Agreement.
                                     -------

          Borrower promises to pay all reasonable costs and expenses of any rightful holder hereof incurred in collecting Borrower's obligations hereunder or in enforcing or attempting to enforce any of such holder's rights hereunder, including reasonable attorneys' fees and disbursements, whether or not an action is filed in connection therewith, in accordance with the provisions of the Credit Agreement.

          Borrower hereby waives presentment, demand for payment, dishonor, notice of dishonor, protest, notice of protest and any other notice or formality, to the fullest extent permitted by applicable law.

          THE TERM LOAN EVIDENCED BY THIS NOTE HAS BEEN FUNDED FROM, AND WILL BE REPAID IN, NEW YORK, NEW YORK, AND THIS NOTE SHALL BE INTERPRETED UNDER, GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE.

                                    RAMSAY HEALTH CARE, INC.



                                     By:_________________________[SEAL]
                                     Remberto G. Cibran
                                     President

                                                   Exhibit C-2 to
                                                   Credit Agreement
                                                   ----------------


                                TERM LOAN B NOTE
                                ----------------


$  _____________                                             _________ __, 199__


          FOR VALUE RECEIVED, the undersigned, RAMSAY HEALTH CARE, INC., a Delaware corporation ("Borrower"), promises to pay to the order of
                       --------
_____________________________ ____________ ("Lender"), the principal amount of
                                             ------
_______________________________________ AND NO/100 DOLLARS ($____________), in
immediately available funds, without setoff, deduction or counterclaim, together with interest on the unpaid principal amount of this Note outstanding from time to time from the date hereof until the date of payment in full, payable as hereinafter set forth.

          Reference is made to the Credit Agreement, dated as of September 30, 1997 (as it may be amended, modified or supplemented from time to time, the

"Credit Agreement"), by and among Borrower, the Lenders from time to time party
-----------------
thereto, General Electric Capital Corporation, as Administrative Agent for such Lenders, and GECC Capital Markets Group, Inc., as Syndication Agent. Terms defined in the Credit Agreement and not otherwise defined herein are used herein with the meanings attributed to those terms in the Credit Agreement. This Note is one of the "Term Loan B Notes" referred to in the Credit Agreement, and any holder hereof is entitled to all of the rights, remedies, benefits and privileges provided for in the Credit Agreement. The Credit Agreement, among other things, contains provisions for the acceleration of the maturity hereof upon the happening of certain events and upon the terms and conditions therein specified.

          The principal amount of this Note shall be payable in twenty-seven
(27) quarterly installments, the first twenty of which shall be in the amount of $_________ each, the twenty-first through twenty-fourth of which shall be in the amount of $_________ each and the twenty-fifth through twenty-seventh of which shall be in the amount of $_________ each, payable on the first day of each January, April, July and October hereafter, commencing January 1, 1998 and continuing through and including July 1, 2004, and in a twenty-eighth and final installment in an amount equal to the remaining principal balance hereof on September 30, 2004.

          This Note is subject to voluntary prepayment in whole or in part as provided in Section 1.04(d) of the Credit Agreement and is subject to mandatory
            ---------------
prepayment as provided in Section 1.04(a) and (f) of the Credit Agreement.
                          ---------------     ---

          Interest shall be payable on the outstanding principal balance hereof from the date first written above until payment in full and shall accrue and be payable at the rates and on the dates set forth in the Credit Agreement, both before and after default and before and after maturity and judgment. Upon the occurrence and during the continuation of an Event of Default, the

Administrative Agent may (or, upon the written request of the Required Lenders, shall), by written notice to Borrower, increase each of the Applicable Margins on which the rate or rates of interest payable hereunder are based to the Default Rate, to the fullest extent permitted by applicable law. Notwithstanding anything to the contrary contained herein, no provisions of this Note shall require the payment or permit the collection of interest in excess of the Maximum Lawful Rate and this Note is expressly subject to the usury savings provision set forth in Annex C to the Credit Agreement.
                       -------

          Borrower promises to pay all reasonable costs and expenses of any rightful holder hereof incurred in collecting Borrower's obligations hereunder or in enforcing or attempting to enforce any of such holder's rights hereunder, including reasonable attorneys' fees and disbursements, whether or not an action is filed in connection therewith, in accordance with the provisions of the Credit Agreement.

          Borrower hereby waives presentment, demand for payment, dishonor, notice of dishonor, protest, notice of protest and any other notice or formality, to the fullest extent permitted by applicable law.

          THE TERM LOAN EVIDENCED BY THIS NOTE HAS BEEN FUNDED FROM, AND WILL BE REPAID IN, NEW YORK, NEW YORK, AND THIS NOTE SHALL BE INTERPRETED UNDER, GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE.

                                    RAMSAY HEALTH CARE, INC.



                                     By:_________________________[SEAL]
                                     Remberto G. Cibran
                                     President

                                                   Exhibit D to
                                                   Credit Agreement
                                                   ----------------


                           ASSIGNMENT AND ACCEPTANCE

                             Dated _________, 19__


     Reference is made to the Credit Agreement dated as of September 30, 1997 (the "Credit Agreement") among RAMSAY HEALTH CARE, INC., a Delaware corporation
      ----------------
("Borrower"), the Lenders from time to time party thereto, GENERAL ELECTRIC
  --------
CAPITAL CORPORATION, as administrative agent (the "Administrative Agent"), and
                                                   --------------------
GECC CAPITAL MARKETS GROUP, INC., as syndication agent (the "Syndication
                                                             -----------
Agent"). Terms defined in the Credit Agreement are used herein with the same meanings.

     _______________________ (the "Assignor") and ___________ (the "Assignee")
                                   --------                         --------
agree as follows:

          1. The Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, all of the Assignor's rights and obligations under the Credit Agreement as of the date hereof with respect to the percentage interest[s] specified in Section 1 of Schedule 1
                                                                ----------
hereto of [the Revolving Credit Commitments and Term Loan A,] [Term Loan B,] and the corresponding Notes held by the Assignor [SELECT EITHER OR BOTH, AS APPLICABLE]. After giving effect to such sale and assignment, the amount of [the Assignee's Revolving Credit Commitment, Pro Rata Share of the Revolving Credit Loan and Letter of Credit Obligations and Pro Rata Share of Term Loan A,] [the
                                          --- ----
Assignee's Pro Rata share of Term Loan B] [SELECT EITHER OR BOTH, AS APPLICABLE]
           --- ----
will be as set forth in Section 2 of Schedule 1.
                                     ----------

          2. The Assignor (i) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement and the other Loan Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or any other instrument or document furnished pursuant thereto; (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of Borrower or any of its Subsidiaries or the performance or observance by Borrower or any of its Subsidiaries of any of its obligations under the Credit Agreement, any other Loan Document or any other instrument or document furnished pursuant thereto; and (iv) attaches the Notes referred to in paragraph 1 above and requests that the Administrative Agent exchange such Notes for [a new Revolving Credit Note payable to the order of the Assignee in an amount equal to the Revolving Credit Commitment assumed by the Assignee pursuant hereto and a new Term Loan A Note, payable to the Assignee or its registered assigns in an amount equal to the Pro Rata Share of Term Loan A purchased by the Assignee pursuant hereto, and if the Assignor retained any

Revolving Credit Commitment and share of Term Loan A under the Credit Agreement, a new Revolving Credit Note payable to the order of the Assignor in an amount equal to the Revolving Credit Commitment so retained by the Assignor and a new Term Loan A Note, payable to the Assignor or its registered assigns in an amount equal to the Pro Rata Share of Term Loan A so retained by the Assignor,] [a new Term Loan B Note, payable to the Assignee or its registered assigns in an amount equal to the Pro Rata Share of Term Loan B purchased by the Assignee pursuant hereto, and if the Assignor retained any share of Term Loan B under the Credit Agreement, a new Term Loan B Note, payable to the Assignor or its registered assigns in an amount equal to the Pro Rata Share of Term Loan B so retained by the Assignor,] [SELECT EITHER OR BOTH, AS APPLICABLE] all as specified in
Section 3 of Schedule 1.
             ----------

          3. The Assignee (i) confirms that it has received a copy of the Credit Agreement and the other Loan Documents, together with copies of the Financial Statements referred to in Schedule 3.04 of the Credit Agreement or
                                    -------------
furnished pursuant to Section 4.01 of the Credit Agreement and such other
                      ------------
documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (ii) agrees that it will, independently and without reliance upon the Administrative Agent, the Syndication Agent, the Assignor or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement and the other Loan Documents; (iii) represents and warrants that it is purchasing the applicable Loans for its own account, for investment purposes and not with a view to the distribution thereof, (iv) appoints and authorizes the Administrative Agent to take such action as administrative agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (v) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender; [and] (vi) specifies that its Domestic Lending Office (and address for notices) and Eurodollar Lending Office are the offices set forth beneath its name on the signature pages hereof [and] [(vii) attaches the Internal Revenue Service Form W-8 or 4224, as appropriate, or any successor form prescribed by the Internal Revenue Service, certifying that the Assignee is not a United States citizen or resident (or that the Assignee is filing as a foreign corporation, partnership, estate or trust) and providing the name and address of the Assignee or certifying that the income receivable pursuant to this Agreement is effectively connected with the conduct of a trade or business in the United States.]*

          4. Following the execution of this Assignment and Acceptance by the Assignor and the Assignee and the execution hereof by Borrower to evidence its consent, it will be delivered to the Administrative Agent for acceptance and recording by the Administrative Agent. The effective date of this Assignment and Acceptance (the "Effective Date") shall be the later of (a) the date of
                     --------------
consent thereto by Borrower, (b) the date of acceptance thereof by the Administrative Agent and (c) the date specified in Section 4 of Schedule 1.
                                                                ----------

---------------
* Insert if the Assignee is organized under the laws of a jurisdiction outside the United States.

          5. Upon such consent by Borrower and acceptance and recording by the Administrative Agent, as of the Effective Date, (i) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Lender thereunder and (ii) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement.

          6. Upon such consent by Borrower and acceptance and recording by the Administrative Agent, from and after the Effective Date, the Administrative Agent shall make all payments under the Credit Agreement and the Notes in respect of the interest assigned hereby (including, without limitation, all payments of principal, interest and commitment fees with respect thereto) to the Assignee. The Assignor and Assignee shall make all appropriate adjustments in payments under the Credit Agreement and the Notes for periods prior to the Effective Date directly between themselves.

          7. The Assignee and the Assignor have attached a check in the amount of $3,500 payable by the [Assignee] [Assignor] [SELECT ONE] to the order of the Administrative Agent, or the Administrative Agent has received $3,500 by wire transfer of immediately available funds from the [Assignee] [Assignor] [SELECT ONE], as a processing and recording fee in satisfaction of Section 10.02(a)(vii) of the Credit Agreement.

          8. THIS ASSIGNMENT AND ACCEPTANCE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN SUCH STATE.

          9. This Assignment and Acceptance may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.


          IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Acceptance to be executed by their respective officers thereunto duly authorized, as of the date first above written, such execution being made on

Schedule 1 hereto.
----------

                                        [NAME OF ASSIGNOR]



                                        By:______________________________
                                           Name:
                                           Title:

                                    [NAME OF ASSIGNEE]



                                    By:______________________________
                                      Name:
                                      Title:


                                    Assignee's Domestic Lending Office
                                    (and address for notices):
                                    _________________________________
                                    _________________________________
                                    _________________________________
                                    Attention:______________________


                                    Assignee's Eurodollar Lending Office:
                                    _________________________________
                                    _________________________________
                                    _________________________________
                                    Attention:______________________

Consented to this ____ day
of _______________, 19__

RAMSAY HEALTH CARE, INC.


By:________________________________
  Name:
  Title:


Accepted and consented to this
____ day of ____________, 19__

GENERAL ELECTRIC CAPITAL
  CORPORATION, as Administrative Agent



By:______________________________
  Name:
  Title:

                                                   Schedule 1 to Assign-
                                                   ment and Acceptance
                                                   -------------------


Section 1.     Percentage Interest Purchased by Assignee:
---------

     Revolving Credit Commitments                                 ________%*

     Term Loan A:                                                 ________%*

     Term Loan B:                                                 ________%

Section 2.      Amount of:
---------

     Assignee's Revolving Credit Commitment:                      $___________*

     Assignee's Pro Rata Share of Revolving Credit Loan:          $___________*

     Assignee's Pro Rata Share of Letter of Credit Obligations:   $___________*

     Assignee's Pro Rata Share of Term Loan A:                    $___________*

     Assignee's Pro Rata Share of Term Loan B:                    $___________

Section 3.

     A Revolving Credit Note payable to the Assignee in the
      amount of                                                   $___________

     A Revolving Credit Note payable to the Assignor in the
      amount of                                                   $___________

     A Term Loan A Note payable to the Assignee in the
      amount of                                                   $___________

     A Term Loan A Note payable to the Assignor in the
      amount of                                                   $___________

     A Term Loan B Note payable to the Assignee in the
      amount of                                                   $___________

     A Term Loan B Note payable to the Assignor in the
      amount of                                                   $___________

Section 4.
---------
         Effective Date:**                                     __________, 19__


---------------
*  Must be pro rata.
           --------

** This date should be no earlier than the date of acceptance of this Assignment by the Administrative Agent.